Exhibit 10.1

AGREEMENT

OF

PURCHASE AND SALE

by and between

ASHLAND INC.

and

TPG ACCOLADE, LLC

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SCHEDULE LIST

Schedule 1.1(a)	Asset Selling Corporations
Schedule 1.1(b)	Additional Employees
Schedule 1.1(c)	Persons with Knowledge
Schedule 1.1(d)	Retained Specified Remediation Liabilities
Schedule 1.1(e)	Scheduled Encumbrances
Schedule 2.4(xi)	Excluded Assets
Schedule 2.8(a)	Closing Account Principles
Schedule 3.2(a)	Ashland Closing Deliveries
Schedule 3.2(b)	Buyer Closing Deliveries
Schedule 4.2(e)	Required Releases
Schedule 5.4	Ashland Governmental Consents and Approvals
Schedule 5.8(a)(i)	Owned Real Property
Schedule 5.8(a)(ii)	Owned Real Property Exceptions
Schedule 5.8(b)(i)	Real Property Leases
Schedule 5.8(b)(ii)	Real Property Lease Exceptions
Schedule 5.9(a)	Material Contracts
Schedule 5.10, Parts I-V	Intellectual Property Rights
Schedule 5.10, Part VI	Intellectual Property Rights Agreement Exceptions
Schedule 5.10(b) and (d)	Intellectual Property Rights Exceptions
Schedule 5.14	Environmental Matters Exceptions
Schedule 5.15(a)	Proceedings Exceptions
Schedule 5.16(i)	Material Governmental Authorizations Constituting Conveyed Assets
Schedule 5.16(ii)	Non-Transferable Material Governmental Authorizations
Schedule 5.17	Tax Matter Exceptions
Schedule 5.18(a)	Non-Compliance with Applicable Laws Respecting Employment
Schedule 5.18(c)	Union Contracts
Schedule 5.18(d)	Employee Termination Exceptions
Schedule 5.19(a)	Seller Benefit Plans
Schedule 5.19(f)	Termination or Partial Termination of Seller Benefit Plans
Schedule 5.19(g)	Payments Conditioned upon the Consummation of the Contemplated Transactions
Schedule 5.19(h)	Equity Compensation Plans
Schedule 5.19(j)	Proceedings against Seller Benefit Plans
Schedule 6.5	Buyer Governmental Consents and Approvals
Schedule 7.5(a)	Employees
Schedule 7.5(b)	European Employees
Schedule 7.5(d)	Changes to Seller Benefit Plans
Schedule 7.5(f)	Severance Obligations
Schedule 7.5(q)	Transferred Non-U.S. Ashland Pension Plans
Schedule 7.7	Prohibited Acquisitions

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Schedule 7.11(a)-i	Credit Support Obligations
Schedule 7.11(a)-ii	Credit Support Obligations for Retained Remediation Liabilities
Schedule 7.13	Conduct of Business Exceptions
Schedule 7.16	Foreign Jurisdictions

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EXHIBITS

Exhibit A	Ashland Warehousing and Services Agreement
Exhibit B	Buyer Warehousing and Services Agreement
Exhibit C	Distributor Agreement
Exhibit D	Dublin License
Exhibit E	Environmental Services Agreement
Exhibit F	Material Purchase Agreement
Exhibit G	Reverse Transition Services Agreement
Exhibit H	Transition Services Agreement

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AGREEMENT OF PURCHASE AND SALE

This Agreement of Purchase and Sale is made and entered into as of the 5th day of November, 2010 by and between Ashland Inc., a corporation organized under the laws of Kentucky, having its principal place of business at 50 East RiverCenter Boulevard, Covington, Kentucky 41012 (“Ashland”); and TPG Accolade, LLC, a limited liability company organized under the laws of Delaware, having its principal place of business at 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102 (“Buyer”).

W I T N E S S E T H:

WHEREAS, Ashland and the Asset Selling Corporations (as defined below) are engaged in the Business (as defined below);

WHEREAS, Ashland and the Asset Selling Corporations own the Conveyed Assets (as defined below); and

WHEREAS, the parties hereto desire that (a) Ashland sell and transfer, and cause the Asset Selling Corporations to sell and transfer, to Buyer, and Buyer purchase and acquire, and cause the Buyer Corporations (as defined below) to purchase and acquire, all of the Conveyed Assets from Ashland and the Asset Selling Corporations and (b) Buyer and the Buyer Corporations assume all of the Assumed Liabilities (as defined below), in each case upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings contained herein, subject to and on the terms and conditions herein set forth, and intending to be bound hereby, the parties agree as follows:

ARTICLE 1.

DEFINITIONS AND TERMS

Section 1.1. Definitions.

As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

“Accounts Payable” shall mean (i) all trade accounts payable and other payment obligations to suppliers of the Business (excluding intercompany trade accounts and notes payable to Ashland or any of its Affiliates) and the obligation in respect of all security for such accounts and payment obligations, including all trade accounts payable representing amounts payable in respect of goods shipped or products sold or services rendered; (ii) all other accounts and notes payable of the Business (excluding intercompany accounts and notes payable to Ashland or any of its Affiliates) and the obligation in respect of all security for such accounts and notes; and (iii) any obligations or Liability related to any of the foregoing, in each case excluding any such items that are excluded from Accounts Payable in accordance with the Closing Account Principles.

“Accounts Receivable” shall mean (i) all trade accounts receivable and other rights to payment from customers (excluding intercompany trade accounts and notes receivable from Ashland or any of its Affiliates), in each case to the extent relating to the Business, and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of the Business; (ii) all other accounts and notes receivable of the Business (excluding intercompany accounts and notes receivable from Ashland or any of its Affiliates) and the full benefit of all security for such accounts and notes; and (iii) any claims, remedies and other rights related to any of the foregoing, in each case excluding any such items that are excluded from Accounts Receivable in accordance with the Closing Account Principles.

“Accrued Vacation” shall mean all Liability for Transferred Employees for accrued vacation as of the Closing Date determined in accordance with the Closing Account Principles.

“Affiliate” shall mean, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person at any time during the period for which the determination of affiliation is being made. The term “control” (including, with correlative meaning, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any specified Person, means the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreed Closing Account” shall mean (i) if no notice of Disputed Items is delivered by Buyer within the period provided in Section 2.8(b), the Closing Account as prepared by Ashland, or (ii) if such a notice of Disputed Items is delivered by Buyer in accordance with Section 2.8(b), either (x) the Closing Account as agreed to in writing by Ashland and Buyer, or (y) the Closing Account as adjusted in accordance with the Independent Accountant’s report delivered pursuant to Section 2.8(c).

“Agreed Unfunded Liability” shall mean the Unfunded Liability as agreed to by the parties pursuant to the procedures set forth in Sections 2.11(a), (b) and (c), reduced by any benefit payments made by Ashland or its Affiliates from the Closing Date to the date of such payment to the extent not reimbursed by Buyer under the Transition Services Agreement.

“Agreement” shall mean this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

“Allocated Accounts Payable” shall mean any third-party Accounts Payable relating to more than one Ashland business unit, to the extent such Accounts Payable are allocated to the Business and excluded from Net Working Capital, consistent with the Closing Accounts Principles.

“Allocated Accounts Receivable” shall mean any third-party Accounts Receivable relating to more than one Ashland business unit, to the extent such Accounts Receivable are allocated to the Business and excluded from Net Working Capital, consistent with the Closing Accounts Principles.

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“Ancillary Agreements” shall mean the Commercial Agreements, Implementing Agreements, Transition Agreements and all other agreements, documents and instruments executed and delivered in connection with the transactions contemplated by this Agreement.

“APBO” shall have the meaning set forth in the definition of Unfunded Liability.

“Ashland Warehousing and Services Agreement” shall mean the warehousing and services agreement, substantially in the form of Exhibit A, to be dated as of the Closing Date providing for Ashland to provide certain warehousing space, storage and service to Buyer and certain of its Affiliates at designated locations maintained by Ashland.

“Asset Selling Corporations” shall mean those entities listed on Schedule 1.1(a).

“Business” shall mean the business conducted by the segment of Ashland known as “Ashland Distribution,” wherever and in the manner conducted on the Closing Date by Ashland and the Asset Selling Corporations, including the provision of the following products and services:

(i) The distribution, blending, packaging and marketing of specialty and industrial chemicals, additives and solvents, to industrial users, including those in the following industries: paint and coatings, personal care, inks, adhesives, polymer, rubber, industrial and institutional compounding, automotive, appliance, oil and gas and paper industries;

(ii) The distribution, packaging and marketing of polyester thermoset resins, fiberglass and other specialty reinforcements, catalysts and allied products;

(iii) The compounding, distribution, packaging and marketing of thermoplastic resins, including specialized technical service to processors; and

(iv) The collection, recovery, recycling and disposal of hazardous and non-hazardous waste,

in each case as described as the “Ashland Distribution” segment in the Annual Report on Form 10-K of Ashland for the fiscal year ended September 30, 2009.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York, U.S.A., are authorized or obligated by Law or executive order to close.

“Buyer Corporations” means those entities to be formed by Buyer prior to the Closing for the purpose of purchasing the Conveyed Assets and assuming the Assumed Liabilities and to which the rights of Buyer to purchase the Conveyed Assets and assume the Assumed Liabilities hereunder shall be assigned in accordance with Section 11.3.

“Buyer Material Adverse Effect” shall mean any effect or change that is or would reasonably be expected to be materially adverse to the ability of Buyer to consummate the Contemplated Transactions or to perform its obligations under this Agreement and the Ancillary Agreements.

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“Buyer Warehousing and Services Agreement” shall mean the warehousing and services agreement, substantially in the form of Exhibit B, to be dated as of the Closing Date providing for Buyer to provide certain warehousing space, storage and service to Ashland and certain of its Affiliates at designated locations maintained by Buyer.

“Cash Equivalents” shall mean cash, checks, money orders, marketable securities, short-term instruments and other cash equivalents, funds in time and demand deposits or similar accounts, and any evidence of Indebtedness issued or guaranteed by any Governmental Authority.

“CERCLA” shall have the meaning set forth in the definition of Environmental Law.

“Closing” shall mean the closing of the Contemplated Transactions.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commercial Agreements” shall mean the Distributor Agreement, the Ashland Warehousing and Services Agreement, the Buyer Warehousing and Services Agreement, the Material Purchase Agreement, the Dublin License, the Environmental Services Agreement and all other commercial agreements, documents and instruments executed and delivered in connection with the transactions contemplated by this Agreement.

“Competition Laws” shall mean Laws that are designed or intended to prohibit, restrict or regulate actions, including transactions, acquisitions and mergers, having the purpose or effect of creating or strengthening a dominant position, monopolization, lessening of competition or restraint of trade.

“Confidentiality Agreement” shall mean the Confidentiality Agreement between Ashland and Buyer, dated July 30, 2010.

“Consideration” shall mean the combined value of the Purchase Price (as it may be adjusted pursuant to Section 2.8) plus the Assumed Liabilities.

“Contemplated Transactions” shall mean all of the transactions to be carried out in accordance with this Agreement, including the purchase and sale of the Conveyed Assets, the assumption of the Assumed Liabilities and the performance by the parties of their other obligations under this Agreement, and the execution, delivery and performance of the Ancillary Agreements.

“Contract” shall mean any agreement, contract, lease, license, obligation, promise or undertaking (whether written or oral and whether express or implied) that is or is intended to be legally binding.

“Conveyed Assets” shall have the meaning set forth in Section 2.2, it being understood that the Conveyed Assets do not include the Excluded Assets.

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“Conveyed Real Property Rights” shall mean Ashland’s or the applicable Asset Selling Corporation’s right, title and interest in rights of way, easements and licenses on or appurtenant to any Conveyed Real Property.

“Copyrights” shall have the meaning set forth in the definition of Intellectual Property Rights.

“Credit Support Obligations” shall mean letters of credit, guarantees, surety bonds and other credit support instruments issued by Ashland or any of its Affiliates or third parties on behalf of Ashland with respect to the Business.

“Distributor Agreement” shall mean the distributor agreement, substantially in the form of Exhibit C, to be dated as of the Closing Date providing for certain distribution services to be provided to Ashland and certain of its Affiliates by Buyer or an Affiliate of Buyer.

“DOJ” shall mean the United States Department of Justice.

“Dublin License” shall mean the license agreement, substantially in the form of Exhibit D, to be dated as of the Closing Date providing Employees at Ashland’s facility in Dublin, Ohio with facility access, use of office and space and certain services related thereto.

“Effective Time” shall mean, with respect to each jurisdiction in which any Conveyed Assets are transferred to, and any Assumed Liabilities are assumed by, Buyer or the applicable Buyer Corporation, 11:59 p.m. local time in such jurisdiction on the Closing Date.

“Employee” shall mean (i) any individual who, as of the Closing Date, is an employee of Ashland or any Asset Selling Corporation (other than an employee of a corporate resource group) who is charged exclusively to a Business cost center and (ii) any individual listed on Schedule 1.1(b). An individual who would otherwise satisfy this definition and who is absent from active employment on the Closing Date on account of vacation, ordinary sick leave reasonably expected to result in an absence of short duration, leave under the U.S. federal Family and Medical Leave Act or leave under any similar U.S. state Law, leave under any local Law which preserves reemployment rights for the individual or any other reason that is temporary in nature, shall be an “Employee” hereunder.

“Employee Benefit Plan” shall mean any (i) Employee Pension Benefit Plan, (ii) Employee Welfare Benefit Plan, (iii) nonqualified deferred compensation retirement plan or arrangement, or (iv) any agreement, plan, program, fund, policy, contract or arrangement providing compensation, pension, retirement, superannuation, profit sharing, thirteenth month, severance, termination indemnity, redundancy pay, bonus, incentive compensation, group insurance, death benefit, health, cafeteria, flexible benefit, medical expense reimbursement, dependent care, stock option, stock purchase, stock appreciation rights, savings, consulting, vacation pay, holiday pay, life insurance, or other employee benefit or fringe benefit plan, program or arrangement covering any Employee, and the beneficiaries and dependents of any Employee, regardless of whether it is private, funded, unfunded, financed by the purchase of insurance, contributory or non-contributory. For the avoidance of doubt, Union Contracts (as defined in Section 5.18) and other union and collective bargaining agreements and employee consultation or similar agreements are excluded from the definition of Employee Benefit Plan.

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“Employee Pension Benefit Plan” shall have the meaning set forth in Section 3(2) of ERISA.

“Employee Welfare Benefit Plan” shall have the meaning set forth in Section 3(1) of ERISA.

“Encumbrance” shall mean any charge, claim, lien (statutory or otherwise), option, pledge, right of usufruct, shop right, security interest, mortgage, deed of trust, deed to secure debt, right of first refusal, right of first offer or other restriction or encumbrance of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership, or the equivalent of each of the foregoing in the applicable jurisdiction.

“Environmental Law” shall mean Laws or Orders of any Governmental Authority relating to pollution or protection of the environment or natural resources (including the generation, use, storage, management, treatment, transportation, disposal, presence, Release or threatened Release of any Hazardous Material) or occupational health and safety, such as the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq. and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; the Marine Protection, Research and Sanctuaries Act, 33 U.S.C. Section 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; the Noise Control Act, 42 U.S.C. Section 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to- Know Act, and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C. Section 2011 et seq., and the Nuclear Waste Policy act of 1982, 42 U.S.C. Section 10101 et seq.

“Environmental Liability” shall mean any Liability, loss, demand, claim or cost, contingent or otherwise (including any liability for judgments, orders, damages, costs of investigation, remediation or monitoring, medical monitoring, natural resources damages, fines, penalties, professional fees or settlements), and relating to, arising under or resulting from (i) any actual or alleged (x) compliance or noncompliance with any Environmental Law or Governmental Authorization issued thereunder, (y) generation, use, storage, management, treatment, transportation, or disposal of any Hazardous Material or (z) presence, Release or threatened Release of any Hazardous Material or (ii) any Contract, Proceeding or Order pursuant to which Liability, loss, demand, claim or cost is assumed or imposed with respect to any of the foregoing.

“Environmental Notice” shall mean any written complaint, citation, notice, demand or claim arising from or regarding any actual or alleged noncompliance with any Environmental Law or Governmental Authorization issued thereunder or any potential responsibility for assessment, response, removal, remediation, corrective action or monitoring costs under CERCLA or any similar state law, including such notice from the EPA or any Governmental Authority charged with enforcing Environmental Law, whether in the United States or a foreign jurisdiction.

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“Environmental Services Agreement” shall mean the environmental services agreement, substantially in the form of Exhibit E, to be dated as of the Closing Date providing for certain environmental services to be provided by Buyer and certain of its Affiliates to Ashland and certain of its Affiliates.

“EPA” shall mean the United States Environmental Protection Agency.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“EU Merger Regulation” shall mean Council Regulation (EC) No. 139/2004 of 20 January 2004 on the control of concentrations between undertakings (published in the Official Journal of the European Union on January 29, 2004 at L 24/1).

“European Commission” shall mean the Commission of the European Union.

“Financing Sources” means the Persons that have committed to provide or otherwise entered into agreements to provide the Debt Financing or other alternative debt financings as permitted by this Agreement in connection with the transactions contemplated hereby and any arrangers thereof, including the parties to the financing commitments in the Debt Commitment Letter and in any joinder agreements, credit agreements or other financing agreements relating thereto. For purposes of Sections 8.2(a), 8.2(d), 8.2(e), 11.6, 11.11 and 11.16, “Financing Sources” shall also include any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate, agent or assignee of any Financing Source.

“FTC” shall mean the United States Federal Trade Commission.

“GAAP” shall mean generally accepted accounting principles and practices in effect in the United States from time to time.

“Governmental Authority” shall mean any supranational, national, federal, state, regional, provincial, local or municipal administrative, judicial, legislative, executive, regulatory, police or taxing government or governmental or quasi-governmental authority of any nature, including any agency, branch, bureau, department, official or entity or any court or other tribunal, whether domestic or foreign.

“Governmental Authorizations” shall mean all licenses, permits, consents, certificates, exemptions, registrations, waivers and other authorizations and approvals required to carry on the Business as conducted as of the date of this Agreement, under applicable Laws of any Governmental Authority.

“Hazardous Material” shall mean any material, substance or waste defined or regulated in relevant form, quantity or concentration as hazardous or toxic or as a pollutant or contaminant (or words of similar import) pursuant to any Environmental Law, including any petroleum, waste oil or petroleum constituents or by-products.

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“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Implementing Agreements” shall mean the business transfer agreements, the intellectual property transfer agreements/assignments, and all other agreements, documents and instruments to be executed by Ashland, the Asset Selling Corporations and Buyer, the Buyer Corporations or any of their respective Affiliates, at or after the Closing for the purpose of implementing the transfer and conveyance on the Closing Date, or as soon thereafter as can be effected, of the Conveyed Assets to Buyer or the Buyer Corporations by Ashland and the Asset Selling Corporations and/or the assumption by Buyer or the Buyer Corporations of the Assumed Liabilities.

“Indebtedness” of any Person shall mean, without duplication, (i) all obligations of such Person for money borrowed; (ii) all obligations of such Person evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (iii) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance, guarantee or similar credit transaction; and (iv) guarantees by such Person of any of the foregoing.

“Intellectual Property Rights” shall mean all intellectual property used exclusively in the Business, whether owned by or licensed to Ashland or any Asset Selling Corporation, including:

(v) those patents and patent applications (including any divisions, continuations, continuations-in-part, extensions, reexamined versions or reissues thereof) whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn or resubmitted listed on Schedule 5.10, Part I (“Patents”);

(vi) those trademarks (including trade dress), service marks, logos or tradenames, whether registered or unregistered, and all registrations, renewals and applications for registration thereof listed on Schedule 5.10, Part II (“Trademarks”);

(vii) all copyrights and moral rights, whether or not registered, for any works of authorship used exclusively in the Business, including those listed on Schedule 5.10, Part III (“Copyrights”);

(viii) all trade secrets, confidential business information and other proprietary information (including concepts, ideas, designs, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, drawings, methods, know-how, technical data and databases, discoveries, inventions, rights in research and development, formulas, modifications, extensions, improvements and other proprietary rights) (“Trade Secrets”), in each case used exclusively in the Business;

(ix) those computer software programs, including all source code, object code, and documentation related thereto, listed on Schedule 5.10, Part IV (“Software”);

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(x) those domain names, domain name registrations and web pages listed on Schedule 5.10, Part V;

(xi) all licenses, sublicenses and other agreements related to the property described in subsections (i)-(vi), unless listed on Schedule 5.10, Part VI; and

(xii) the right to sue and collect damages for past infringement or dilution with respect to any of the foregoing.

“Interest Rate” shall mean the United States Federal Funds Rate plus 1.25% (125 basis points).

“IRS” shall mean the United States Internal Revenue Service.

“Inventory” shall mean (i) all inventory exclusively used in the Business held for sale exclusively to customers of the Business, including thermoplastic resins, thermoset resins and ancillary products, specialty and industrial chemicals, spare parts, raw materials, containers, packaging and packaging supplies and work-in-process, and (ii) any and all rights to the warranties received from suppliers with respect to such inventory (to the extent assignable) and related claims, credits, rights of recovery and set off with respect thereto, in each case excluding any such items that are excluded from Inventory in accordance with the Closing Account Principles.

“Knowledge” shall be deemed, in the case of the representations and warranties of Ashland in Article 5, to mean actual awareness by one or more of the individuals set forth on Schedule 1.1(c) of such fact or matter and, in all other cases, actual awareness by a Person of a particular fact or matter.

“Law” shall include any supranational, national, federal, state, regional, provincial, local or municipal constitution, treaty, law, statute, ordinance, rule, regulation, directive or decree, as amended as of the date hereof, whether in the United States or a foreign jurisdiction.

“Legal Restraint” shall mean any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Authority.

“Liabilities” shall mean any and all debts, liabilities and obligations, of whatever kind or nature, primary or secondary, direct or indirect, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable.

“Marketing Period” shall mean the first period of 20 consecutive Business Days after the date of this Agreement, beginning on the date of delivery of the Required Information (together with the authorization letter referred to in Section 7.6(d)(x), if requested by Buyer prior to the date of delivery of the Required Information) and throughout which (i) Buyer shall have the Required Information and (ii) the conditions set forth in Section 4.1 have been satisfied (other than the condition set forth in Section 4.1(d) and other than conditions that by their nature can only be satisfied at Closing or that are capable of being satisfied at Closing without any further action by Ashland or any third party or Governmental Authority) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 4.2 to fail to be

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satisfied assuming the Closing were to be scheduled for any time during such 20 Business Day period; provided that if the Marketing Period has not ended prior to December 23, 2010, the Marketing Period shall be deemed not to have commenced until January 3, 2011 for any purpose hereunder. Notwithstanding the foregoing, the “Marketing Period” shall be deemed not to have commenced if (A) prior to the completion of such 20 Business Day period, PricewaterhouseCoopers LLP or Ernst & Young LLP, as applicable, shall have withdrawn its audit opinion with respect to any of the financial statements contained in the Required Information; (B) the financial statements included in the Required Information that is available on the first day of any such 20 consecutive day period would not be sufficiently current on any day during such period to satisfy the requirements under Rule 3-12 of Regulation S-X for a registration statement using such financial statements to be declared effective by the SEC on the last day of such period, in which case the Marketing Period shall not be deemed to commence until the receipt by Buyer of updated Required Information that would be required under Rule 3-12 of Regulation S-X to permit a registration statement using such financial statements to be declared effective by the SEC on the last day of such 20 consecutive day period; or (C) Ashland shall have publicly announced any intention to restate any material financial information included in the Required Information or that any such restatement is under consideration, in which case the Marketing Period shall be deemed not to commence at the earliest unless and until such restatement has been completed and the affected Required Information has been amended or Ashland has determined that no restatement will be required. Notwithstanding the foregoing, the Marketing Period shall be suspended in the event that at any time during such Marketing Period the conditions set forth in Section 4.1, other than the condition set forth in Section 4.1(d), shall not be satisfied, in which case such Marketing Period shall resume at such time, if any, that such conditions are satisfied and shall expire upon the date that is the later of (x) five (5) consecutive Business Days after the date of such resumption and (y) the number of consecutive days (including the date of suspension) remaining in such Marketing Period on the date of suspension. Notwithstanding anything to the contrary in the definition of Business Day, neither November 24, 2010 nor November 26, 2010 shall be considered a Business Day for purposes of determining the Marketing Period. Notwithstanding the provisions of this paragraph, the Marketing Period shall end on any earlier date on which the Debt Financing is consummated.

“Material Adverse Effect” shall mean any effect or change that is or would reasonably be expected to be materially adverse to (a) the assets, financial condition or results of operations of the Business taken as a whole or (b) the ability of Ashland to consummate the Contemplated Transactions or to perform its obligations under this Agreement and the Ancillary Agreements; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute, and none of the following shall be taken into account in determining whether there has been, such a Material Adverse Effect:

(i) any failure on the part of the Business to meet internal, published or other estimates, predictions, projections or forecasts of revenue, net income or any other measure of financial performance (it being understood that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excludable may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect), or

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(ii) any adverse change or effect (including any litigation, loss of employees, cancellation of or delay in customer orders, reduction in revenue or net income or disruption of business relationships) arising from or attributable or relating to (u) the negotiation, execution, announcement or pendency of any of the transactions contemplated hereby, (v) conditions affecting any industry, industry sector or geographic sector in which the Business operates or participates, the United States economy or securities, credit or financial markets or any foreign economy or the securities, credit or financial markets in any location where the Business has operations or sales, (w) any changes in generally accepted accounting principles or applicable laws or regulations, (x) any natural disaster or any act or threat of terrorism or war (whether or not declared) anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing, (y) compliance with the terms of, or the taking of any action required or otherwise contemplated by, this Agreement, or (z) any action of Ashland or any Asset Selling Corporation taken or not taken at the request of or with the approval of Buyer or any of its Affiliates and that, with respect to clauses (v), (w) and (x), in each case do not materially disproportionately affect the Business as compared to other participants in the industry of the Business.

“Material Purchase Agreement” shall mean the material purchase agreement, substantially in the form of Exhibit F, to be dated as of the Closing Date providing for the purchase by Ashland and certain of its Affiliates of certain chemicals and raw materials from Buyer or an Affiliate of Buyer.

“Net Working Capital” as of a given date, shall mean (a) the sum of Inventory, Accounts Receivable (other than Allocated Accounts Receivable) and Prepaid Expenses minus (b) the sum of the Accounts Payable (other than Allocated Accounts Payable) and Accrued Vacation.

“NLRB” shall mean the National Labor Relations Board of the United States.

“Off-Site Location” means any location other than any Conveyed Real Property and any real property that is an Excluded Asset (as set forth in Section 2.4(a)(v)) where Hazardous Materials were Released by or on behalf of the Business or in connection with the operation of the Business.

“Order” shall mean any order, writ, judgment, injunction, decree, ruling, assessment, stipulation, determination or award entered by or with any court or other Governmental Authority or arbitrator.

“Other Retained Remediation Liabilities” shall mean any Liability (other than any Liability relating to human exposure to Hazardous Materials) for any assessment, response, removal, remediation, corrective action or any related monitoring activity at any Conveyed Real Property or any Off-Site Location to address a Release of any Hazardous Material occurring prior to the Closing Date not described on Schedule 1.1(d) (or, with respect to the sites listed on Exhibit A to Schedule 1.1(d), not identified in the written notice received prior to the Closing Date that gave rise to the Liability) which is necessary to comply with Environmental Law or any applicable Contract with any Governmental Authority, including meeting applicable clean-up standards or obtaining a No Further Action Letter, Letter of Completion or other written communication of similar import from any Governmental Authority with primary jurisdiction over the relevant matter, other than the Retained Specified Remediation Liabilities.

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“Patents” shall have the meaning set forth in the definition of Intellectual Property Rights.

“PBO” shall have the meaning set forth in the definition of Unfunded Liability.

“Permitted Encumbrances” shall mean (i) statutory Encumbrances arising out of operation of Law with respect to a Liability incurred in the ordinary course of business consistent with prior practice and which is not delinquent or is being actively contested in good faith, (ii) Encumbrances and other imperfections of title that do not materially detract from the value or materially impair the use of the property subject thereto, (iii) liens for current period Taxes not yet subject to penalties for nonpayment or Taxes which are being actively contested in good faith or (iv) mechanics’, materialmens’, carriers’, workmens’, warehousemens’, repairmens’, landlords’ or other like liens and security obligations with respect to Liabilities that are not delinquent or are being actively contested in good faith.

“Person” shall mean an individual, a corporation, a general or limited partnership, a limited liability company, an association, a trust, other legal entity or organization or Governmental Authority.

“Post-Closing Date Tax Period” shall mean all Tax periods beginning after the Closing Date and the portion of any Straddle Tax Period beginning after the Closing Date.

“Pre-Closing Date Tax Period” shall mean all Tax periods ending on or before the Closing Date and the portion of any Straddle Tax Period ending on the Closing Date.

“Prepaid Expenses” shall mean all prepaid expenses to the extent relating to the Business or the Conveyed Assets, as of the Closing Date, and all claims for refunds and rights to set-off in respect thereof (other than prepaid expenses with respect to the Excluded Assets), in each case excluding any such items that are excluded from Prepaid Expenses in accordance with the Closing Account Principles.

“Proceeding” shall mean any action, arbitration, audit, claim, hearing, investigation, litigation or suit (whether civil, commercial, administrative, criminal, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving any Governmental Authority or arbitrator.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, pumping, placing, discarding, abandoning, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

“Retained Litigation Liabilities” shall mean (a) Retained Litigation Product Liabilities and (b) Retained Litigation Non-Product Liabilities.

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“Retained Litigation Non-Product Liabilities” shall mean any Liability other than any Retained Litigation Product Liability in respect of any Proceeding, whether commenced before, on or after the Closing Date, to the extent arising out of or relating to any Conveyed Asset or the operation or conduct of the Business prior to the Closing Date.

“Retained Litigation Product Liabilities” shall mean any Liability in respect of any Proceeding, whether commenced before, on or after the Closing Date, and arising out of or relating to any injury or death to an individual (other than any current or former employee of the Business, to the extent covered or barred by workers compensation) or damage or destruction to property to the extent (a) resulting from exposure prior to the Closing Date to Hazardous Materials in connection with the manufacture, sale or distribution in commerce of any product by Ashland or any Asset Selling Corporation and (b) related to the Conveyed Assets or the operation or conduct of the Business prior to the Closing Date.

“Retained Non-U.S. Ashland Pension Plan” means any pension plan sponsored or maintained by Ashland or any Asset Selling Corporation for the benefit of Employees principally employed outside the United States with respect to which Ashland is not required by applicable Law to transfer pension Liabilities to Buyer, a Buyer Corporation or a pension plan sponsored or maintained by Buyer or a Buyer Corporation in connection with the Contemplated Transactions.

“Retained Remediation Liabilities” shall mean the Retained Specified Remediation Liabilities and the Other Retained Remediation Liabilities.

“Retained Specified Remediation Liabilities” shall mean any Liability (other than any Liability relating to human exposure to Hazardous Materials) for any assessment, response, removal, remediation, corrective action or any related monitoring activity at any Conveyed Real Property or any Off-Site Location to address a Release of any Hazardous Material occurring prior to the Closing Date and described on Schedule 1.1(d) (or, with respect to the sites listed on Exhibit A to Schedule 1.1(d), identified in the written notice received prior to the Closing Date that gave rise to the Liability), which is necessary to comply with Environmental Law or any applicable Contract with any Governmental Authority, including meeting applicable clean-up standards or obtaining a No Further Action Letter, Letter of Completion or other written communication of similar import from any Governmental Authority with primary jurisdiction over the relevant matter.

“Reverse Transition Services Agreement” shall mean the reverse transition services agreement, substantially in the form of Exhibit G, to be dated as of the Closing Date providing for Buyer to supply certain functional and transactional support services at the same level of service performed as of the Closing Date to Ashland and certain of its Affiliates to facilitate uninterrupted operation of the business units of Ashland (other than the Business).

“SEC” shall mean the United States Securities and Exchange Commission.

“Scheduled Encumbrances” shall mean the Encumbrances set forth on Schedule 1.1(e).

“Seller Benefit Plan” shall mean, as at the Closing Date, each Employee Benefit Plan that is sponsored, maintained, contributed to or required to be contributed to by Ashland or any Asset Selling Corporation for the benefit of any Employee or in which any Employee participates other

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than: (i) a plan, program or arrangement required to be maintained or contributed to by the Laws of the jurisdiction in which the Employee is working, or (ii) a governmental plan or program requiring the mandatory payment of social insurance taxes or similar contributions to a governmental fund with respect to the wages of an Employee.

“Software” shall have the meaning set forth in the definition of Intellectual Property Rights.

“Straddle Tax Period” shall mean any complete Tax period that includes but does not end on the Closing Date.

“Tax” or “Taxes” shall mean all taxes, charges, duties, fees, levies, imposts, licenses, registration fees, or other assessments including income, corporation, excise, property, sales, use, value-added, gross receipts, profits, gains, license, withholding (with respect to compensation or otherwise), payroll, employment, unemployment, disability, wealth, welfare, net worth, capital gains, purchase, transfer, stamp, ad valorem, conveyance, severance, production, registration, social security, environmental, occupation, franchise, alternative minimum, estimated, or other similar taxes imposed by any Taxing Authority, and including any interest, penalties or addition thereto.

“Tax Law” shall mean any Law relating to the imposition of any Tax.

“Tax Return” shall mean any return, declaration (including any declaration of estimated Taxes), report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Taxing Authority” shall mean any Governmental Authority exercising any authority to impose, regulate or administer the imposition of Taxes.

“TOGC” shall mean the transfer by Ashland or any Asset Selling Corporation of a totality of assets or part thereof within the meaning of Article 19 of the European Union Council Directive 2006/112/EC that is not subject to VAT by virtue of the relevant Tax Law of an EU member state implementing such article .

“Trademarks” shall have the meaning set forth in the definition of Intellectual Property Rights.

“Trade Secrets” shall have the meaning set forth in the definition of Intellectual Property Rights.

“Transferred Non-U.S. Ashland Pension Plan” means any pension plan sponsored or maintained by Ashland or any Asset Selling Corporation for the benefit of Employees principally employed outside the United States with respect to which Ashland is required by applicable Law to transfer pension Liabilities to Buyer, a Buyer Corporation or a pension plan sponsored or maintained by Buyer or a Buyer Corporation in connection with the Contemplated Transactions, including the pension plans listed on Schedule 7.5(q).

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“Transition Agreements” shall mean the Transition Services Agreement, the Reverse Transition Services Agreement and all other transition agreements, documents and instruments executed and delivered in connection with the transactions contemplated by this Agreement.

“Transition Services Agreement” shall mean the transition services agreement, substantially in the form of Exhibit H, to be dated as of the Closing Date providing for Ashland to supply certain functional and transactional support services at the same level of service performed as of the Closing Date to Buyer to facilitate uninterrupted operation of the Business.

“Treasury Regulation” shall mean the treasury regulations promulgated under the Code, as amended.

“VAT” shall mean (i) any value-added Tax imposed by any member state of the EU in accordance with the European Union Directives 67/227 and 77/388, as amended from time to time, or (ii) any similar value-added Tax imposed by any jurisdiction outside the EU.

Section 1.2. Index of Defined Terms.

As used in this Agreement, the following terms shall have the meanings assigned to them in the respective locations set forth below:

Term	Location
Accounts Receivable Securitization Facility	Section 7.1(d)
Acquisition Transaction	Section 7.15
Actuarial Mediator	Section 2.11(c)
Adjusted Purchase Price	Section 2.8(d)
Aggregate Cap	Section 9.6(d)
Alternate Financing	Section 7.6(c)
ASC Transferred Employee	Section 7.5(c)
Ashland	Preamble
Ashland Indemnitees	Section 9.2
Asset Allocations	Section 2.9
Assumed Contracts	Section 2.2(e)
Assumed Employee Liabilities	Section 2.5(i)
Assumed Liabilities	Section 2.5
Assumed Tax Liabilities	Section 2.5(k)
Basket	Section 9.6(a)
Blended Chemicals	Section 7.7(g)
Buyer	Preamble
Buyer Fee	Section 8.2(b)
Buyer Indemnitees	Section 9.1
Buyer’s 401(k) Plan	Section 7.5(l)
Ceiling	Section 9.6(a)
Chemicals	Section 7.7(g)
Closing Account	Section 2.8(a)
Closing Account Principles	Section 2.8(a)
Closing Date	Section 3.1(a)

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Term	Location
Closing Date Amount	Section 2.7
Commitment Letters	Section 6.4(a)
Competitive Activity	Section 7.7(b)
Continuing Credit Support Obligations	Section 7.11(d)
Conveyed Assets	Section 2.2
Conveyed Real Property	Section 2.2(a)
CVG	Section 7.1(d)
Debt Commitment Letter	Section 6.4(a)
Debt Financing	Section 6.4(a)
Deferred Business	Section 3.1(b)
Deferred Jurisdiction	Section 3.1(b)
Deferred Transfer	Section 3.1(b)(ii)
Definitive Agreements	Section 7.6(a)
Delivery Notice	Section 7.6(d)
Disputed Item	Section 2.8(b)
End Date	Section 8.1(e)
Environmental Loss	Section 10.1
Environmental Permits	Section 7.1(b)
Environmental Tests	Section 10.2
Equity Commitment Letter	Section 6.4(a)
Equity Financing	Section 6.4(a)
Estimated Unfunded Liability	Section 2.7
EU	Section 7.5(b)(ii)
European Employee	Section 7.5(b)(ii)
European Transferred Employee	Section 7.5(b)(ii)
Excluded Assets	Section 2.4(a)
FCPA	Section 5.20(a)
Fee Letter	Section 6.4(b)
Financial Statements	Section 5.5
Financing	Section 6.4(a)
FIRPTA Affidavits	Section 7.4(d)
Fleet Vehicle Leases	Section 2.2(d)
Fleet Vehicles	Section 2.2(b)
Former Employees	Section 7.5(g)
Fee Letter	Section 6.4(b)
Foreign Jurisdictions	Section 7.16
Fundamental Representations	Section 9.5(c)
Governmental Competition Authority	Section 7.2(a)
Guarantee Termination Date	Section 6.8
Indemnified Party	Section 9.3(a)
Indemnifying Party	Section 9.3(a)
Independent Accountant	Section 2.8(c)
ISRA	Section 7.1(a)
Leased Real Property	Section 5.8(b)
Lenders	Section 6.4(a)

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Term	Location
Loss or Losses	Section 9.1
Material Contracts	Section 5.9(a)
NJDEP	Section 7.1(a)
Non-Transferred Employees	Section 7.7(f)
North America	Section 7.7(g)
Operating Income	Section 7.7(g)
Owned Real Property	Section 5.8(a)
Paying Party	Section 2.8(e)
Post-Closing Ashland Employees	Section 7.7(f)
Post-Closing Hires	Section 7.7(f)
Purchase Price	Section 2.7
Purchase Price Cap	Section 9.6(e)
Real Property Leases	Section 5.8(b)
Receiving Party	Section 2.8(e)
Resolution Period	Section 2.8(c)
Retained Employee Liabilities	Section 7.5(g)(iii)
Retained Indebtedness	Section 2.6(i)
Retained Liabilities	Section 2.6
Retained Names	Section 7.14(a)
Retained Tax Liabilities	Section 2.6(c)
Retention Period	Section 7.4(a)(ii)
Required Information	Section 7.6(d)
Sale Agreement	Section 7.1(d)
Sale Notice	Section 3.1(viii)
Self-Manufactured Chemicals	Section 7.7(g)
Seller’s 401(k) Plan	Section 7.5(l)
Seller Entity Allocation	Section 2.9
Separation Benefits	Section 7.5(f)
Shared Contract	Section 2.3(c)
Sponsor Fund	Section 6.4(a)
Sponsor Guarantee	Section 6.8
TAA	Section 7.1(d)
Tangible Personal Property	Section 2.2(c)
Tangible Personal Property Leases	Section 2.2(d)
Thermoplastics	Section 7.7(g)
Thermoplastics Territory	Section 7.7(g)
Third Party Chemicals	Section 7.7(g)
Third Party Claim	Section 9.4(a)
Third Party Non-Chemicals	Section 7.7(g)
Third Party Thermoplastics	Section 7.7(g)
Title and Survey Information	Section 7.6(d)
Transfer Taxes	Section 7.4(c)
Transferred Employees	Section 7.5(c)
Transferred Plan Assets	Section 2.2(l)
Underlying Data	Section 2.11(a)

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Term	Location
Unfunded Liability Disputed Item	Section 2.11(b)
Unfunded Liability Paying Party	Section 2.11(e)
Unfunded Liability Receiving Party	Section 2.11(e)
Unfunded Liability Resolution Period	Section 2.11(c)
Unfunded Liability Statement	Section 2.11(a)
Union Contracts	Section 5.18(c)

Section 1.3. Other Definitional Provisions and Construction.

(a) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(b) As used in this Agreement, (i) the words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (ii) the word “including”, and words of similar import, shall mean “including, but not limited to” and “including, without limitation”, (iii) the terms “dollars” and “U.S.$” shall mean United States Dollars, the lawful currency of the United States of America, (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (v) the word “or” is not exclusive, (vi) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if” and (vii) references to a Person are also to its permitted successors and assigns.

(c) References to “Articles”, “Sections”, “Annexes”, “Schedules” or “Exhibits” shall mean the Articles or Sections of, or the Annexes, Schedules or Exhibits to, this Agreement, as the case may be, except as may be otherwise specified. All terms defined in this Agreement shall have their defined meanings when used in any Annex, Exhibit or Schedule to this Agreement or any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

(d) Except as otherwise specifically provided in this Agreement, any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, supplemented or modified, including (i) (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and (ii) all attachments thereto and instruments incorporated therein.

(e) Any reference to any federal, state, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(f) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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ARTICLE 2.

PURCHASE AND SALE

Section 2.1. Purchase and Sale of Conveyed Assets.

Upon the terms and subject to the conditions set forth herein, for the Consideration, at the Closing and effective as of the Effective Time, Ashland shall, and shall cause the Asset Selling Corporations to, sell, convey, assign and transfer to Buyer and the Buyer Corporations, and Buyer and the Buyer Corporations agree to purchase, acquire and accept from Ashland and the Asset Selling Corporations, free and clear of all Encumbrances, other than Permitted Encumbrances, the Conveyed Assets.

Section 2.2. Conveyed Assets.

For purposes of this Agreement, the term “Conveyed Assets” shall mean, except for any Excluded Assets and except as expressly provided otherwise herein, all of Ashland’s and the Asset Selling Corporations’ right, title and interest in and to the following:

(a) the Owned Real Property and Leased Real Property, in each case together with Ashland’s or the Selling Corporation’s right, title and interest all buildings, structures, improvements, paved parking lots and fixtures thereon or appurtenant thereto, (collectively, the “Conveyed Real Property”) as well as the Conveyed Real Property Rights;

(b) the fleet vehicles that are owned or leased by Ashland or any Asset Selling Corporation and used exclusively in the Business for the distribution of products (“Fleet Vehicles”);

(c) the furniture, equipment, machinery, supplies, materials, vehicles (other than Fleet Vehicles), spare parts, tools, office equipment, computer hardware, personal property and other tangible property, including all exterior pylon, monument, ground and building signs and all interior signs, banners and reading boards, in each case that are (i) owned or leased by Ashland or any Asset Selling Corporation and used exclusively in the Business or (ii) located at or upon the Conveyed Real Property or the Conveyed Real Property Rights, except, in the case of this clause (ii), any such items used exclusively in any business (other than the Business) that is conducted by Ashland or any of the Asset Selling Corporations as of the Closing Date (collectively, the “Tangible Personal Property”);

(d) the leases relating to (i) the Tangible Personal Property (the “Tangible Personal Property Leases”) and (ii) the Fleet Vehicles (the “Fleet Vehicle Leases”);

(e) to the extent not otherwise provided for in clauses (a) through (d) above: (i) all Contracts to which Ashland or any Asset Selling Corporation is a party relating exclusively to the Business with customers of the Business and (ii) all other Contracts (excluding the Union Contracts to the extent not prohibited by Law) to which Ashland or any Asset Selling Corporation is a party relating exclusively to the Business or the Conveyed Assets (collectively, the “Assumed Contracts”);

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(f) the Inventory and Accounts Receivable (other than Allocated Accounts Receivable);

(g) the Intellectual Property Rights;

(h) intangible rights and property relating exclusively to the Business (other than the Intellectual Property Rights which are addressed in (g) above), including value as a going concern and the goodwill relating exclusively to the Business;

(i) any transferable Governmental Authorizations (and pending applications and renewals therefor) relating exclusively to the Business or to any Conveyed Asset;

(j) originals (or, to the extent originals are required by applicable Law to be retained by Ashland or any of the Asset Selling Corporations, copies) of: (i) all customer and vendor lists to the extent relating to the Business, (ii) all files and documents (including credit information) to the extent relating to customers and vendors of the Business, (iii) all other business and financial records, files, books and documents (whether in hard copy or computer format) to the extent relating to the Business and (iv) all personnel records, files and documents (whether in hard copy or computer format) to the extent relating to Employees;

(k) the Prepaid Expenses;

(l) all assets relating to any Seller Benefit Plan that are expressly required to be transferred to Buyer, pursuant to Section 7.5 (the “Transferred Plan Assets”);

(m) all rights, claims, credits, causes of action and rights of set-off of Ashland and the Asset Selling Corporations, to the extent relating to any Conveyed Asset or any Assumed Liability, whether choate or inchoate, known or unknown or contingent or non-contingent, including all claims pursuant to guarantees, representations, warranties, indemnities and similar rights made by suppliers, manufacturers, contractors and other third parties in favor of Ashland or any Asset Selling Corporation in respect of any Conveyed Asset or any Assumed Liability, relating in any way to the conduct of the Business, including (1) the Business’s purchase, procurement, sale, distribution or provision of any good, service or product or (2) the purchase, procurement, sale, distribution or provision by Ashland or any Asset Selling Corporation of any good, service or product for, or on behalf of, the Business, in each case, at any time up until the Closing, along with any and all recoveries by settlement, judgment or otherwise in connection with any such claims; and

(n) all other properties and assets (but not including any real property) used or held for use by Ashland or any of the Asset Selling Corporations, (i) relating to the Business and located at the Conveyed Real Property or the Conveyed Real Property Rights except any such properties and assets used exclusively in any business (other than the Business) that is conducted by Ashland or any of the Asset Selling Corporations as of the Closing Date or (ii) relating exclusively to the Business and located at any location other than the Conveyed Real Property or the Conveyed Real Property Rights (other than, in the case of this clause (ii), properties and assets that are affixed to real property, but including, in the case of this clause (ii), any ancillary real property rights such as easements, licenses, rights of way and the like appurtenant to any real property other than the Conveyed Real Property or Conveyed Real Property Rights).

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Section 2.3. Consents and Shared Contracts.

(a) Except as set forth in Section 3.1(b), there shall be excluded from the Conveyed Assets any Real Property Lease, Tangible Personal Property Lease, Fleet Vehicle Lease, Assumed Contract, Governmental Authorization, Contract, license or right which is not assignable or transferable without the consent of any Person other than Ashland, the Asset Selling Corporations or any other Affiliate of Ashland or Buyer, to the extent that such consent shall not have been given prior to the Closing; provided, however, that each of Ashland, the Asset Selling Corporations and Buyer shall have the continuing obligation for a reasonable period not to exceed twelve (12) months commencing on the Closing Date to use its commercially reasonable efforts to endeavor to obtain all necessary consents to the assignment thereof and, upon obtaining the requisite third party consents thereto, such Real Property Leases, Tangible Personal Property Leases, Fleet Vehicle Leases, Assumed Contracts, and other Contracts, Governmental Authorizations, licenses and rights, if such would, but for the lack of such consent, otherwise be included in the Conveyed Assets, shall be assigned to Buyer or a Buyer Corporation hereunder; and provided further that, if any such requisite consent cannot be obtained, at Buyer’s request, the parties shall cooperate with each other to endeavor to obtain for Buyer an arrangement reasonably designed to provide for Buyer the benefits thereof in some other manner (provided that such arrangement shall not include any obligation to commence, defend or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any third party).

(b) Buyer acknowledges that certain consents to the Contemplated Transactions may be required from parties to the Real Property Leases, Tangible Personal Property Leases, Fleet Vehicle Leases, Assumed Contracts, other Contracts, Governmental Authorizations, licenses or rights and that such consents have not been and may not be obtained. Buyer agrees that, except as provided in Section 2.3(a) or 7.1(b), neither Ashland nor the Asset Selling Corporations shall have any liability or obligation whatsoever arising out of or relating to the failure to obtain any consents that may have been or may be required in connection with the Contemplated Transactions or because of the default under or acceleration or termination or any Real Property Lease, Tangible Personal Property Lease, Fleet Vehicle Lease, Assumed Contract, other Contract, Governmental Authorization, license or right, as a result thereof. Buyer further agrees that no representation, warranty or covenant of Ashland contained herein shall be breached or deemed breached, and no condition to Buyer’s obligations to close the Contemplated Transactions shall be deemed not satisfied as a result of (i) the failure to obtain any such consent or as a result of any such default, acceleration or termination, or (ii) any Proceeding commenced or threatened by or on behalf of any Person arising out of or relating to the failure to obtain any consent or any such default, acceleration or termination; provided that the failure to obtain any such consent and any such default, acceleration, termination or Proceeding may be taken into account in determining whether the representation set forth in Section 5.12 shall have been breached, provided further that this sentence shall not be deemed to limit Ashland’s covenants and agreements in Sections 7.1(a), (b) and (d).

(c) Buyer acknowledges that certain Tangible Personal Property Leases, Fleet Vehicle Leases and other Contracts to which Ashland or an Asset Selling Corporation is a party relate to both (i) the Business or Conveyed Assets or Assumed Liabilities and (ii) businesses (other than the Business) conducted by Ashland or any of its Affiliates or properties or assets or

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liabilities of such other businesses (each such Tangible Personal Property Lease, Fleet Vehicle Lease or other Contract, a “Shared Contract”). The parties hereto agree that, as of the date hereof, each Shared Contract shall be an Excluded Asset pursuant to Section 2.4(x); provided that prior to the earlier of the Closing Date and the valid termination of this Agreement Ashland and Buyer shall engage in good faith negotiations with respect to the treatment of each Shared Contract and the rights, benefits, obligations and liabilities thereunder as of the Closing Date. Ashland and Buyer acknowledge that the outcome of such negotiations may result in, among other outcomes, (w) any one or more Shared Contracts remaining Excluded Assets as of the Closing Date, (x) any one or more Shared Contracts being deemed to be Assumed Contracts and being assigned to Buyer as of the Closing Date, (y) any one or more Shared Contracts being split into two Contracts, with one of the resulting Contracts being deemed to be an Assumed Contract and one of the resulting Contracts remaining an Excluded Asset or (z) the rights, benefits, obligations and liabilities under any one or more Shared Contracts being apportioned among Ashland, Buyer and their respective Affiliates or otherwise provided by one party hereto to the other party hereto by way of arrangement or agreement between the parties. For the avoidance of doubt, if Ashland and Buyer agree that any Shared Contract or any Contract resulting from the division of any Shared Contract shall be deemed to be an Assumed Contract on the Closing Date, then such Shared Contract or Contract resulting from such division shall be an “Assumed Contract” and a “Conveyed Asset” for all purposes under this Agreement.

Section 2.4. Excluded Assets of the Business.

(a) Notwithstanding any provision in this Agreement, it is hereby acknowledged and agreed that Buyer and the Buyer Corporations shall not purchase, acquire or accept, and Ashland and/or the Asset Selling Corporations, as the case may be, shall retain, with respect to the Business, all of the following rights and assets of any kind (all such rights and assets, the “Excluded Assets”):

(i) Cash Equivalents;

(ii) all losses, loss carry forwards and rights to receive refunds, pre-paid Taxes, credits and credit carry forwards with respect to all Taxes, to the extent attributable to the Pre-Closing Date Tax Period;

(iii) the corporate books and records, stock records and corporate seals of Ashland and the Asset Selling Corporations and, except as set forth in Section 2.2(j), the ledger books and all other books and records of Ashland and the Asset Selling Corporations;

(iv) any legal or beneficial interest in the share capital of any Asset Selling Corporation, any other Affiliate of Ashland or any other Person;

(v) all real property currently or formerly owned or leased by Ashland or any Asset Selling Corporation, other than the Conveyed Real Property and the Conveyed Real Property Rights;

(vi) all assets (other than the Transferred Plan Assets) relating to any Seller Benefit Plan or any Employee Benefit Plan of Ashland or any Asset Selling Corporation;

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(vii) the Retained Names or any names, marks, domain names and logos either alone or in combination with other words, phrases, designs and the like similar thereto or any derivations therefrom in any language;

(viii) all insurance policies, issued to or for the benefit of Ashland and its predecessors, whether issued for past or current policy periods, including all title, general liability, excess liability, fire, property, casualty, all-risk, business interruption, workers’ compensation, crime and fidelity, directors and officers, errors and omissions, surety bonds, and other forms of insurance, captive insurance, self-retention and fronting policies and corresponding arrangements, as well as any and all related claims, benefits, rights, proceeds, choses in action, or other interests arising from such insurance policies, or from any coverage agreements entered into by Ashland and its predecessors relating to such policies;

(ix) all rights, claims and credits to the extent relating to any Excluded Asset or any Retained Liability, whether arising before or after the Closing;

(x) the Shared Contracts;

(xi) the assets set forth on Schedule 2.4(xi);

(xii) any other right or asset that is not a Conveyed Asset; and

(xiii) any right, property or other asset that arises out of or relates exclusively to any Excluded Asset.

(b) The parties acknowledge and agree that, for the purposes of this Agreement, Buyer and the Buyer Corporations shall not purchase, acquire or accept any rights of Ashland or any Asset Selling Corporation under this Agreement or the Ancillary Agreements to which Ashland or any such Asset Selling Corporation is a party.

Section 2.5. Assumed Liabilities of the Business.

Upon the terms and subject to the conditions of this Agreement, Buyer and the Buyer Corporations will assume and become responsible for any and all Liabilities to the extent relating to the Business or the Conveyed Assets (whether of Ashland or any of its Affiliates (including the Asset Selling Corporations)), including the following Liabilities but excluding in each case the Retained Liabilities (collectively, the “Assumed Liabilities”):

(a) all Accounts Payable (other than Allocated Accounts Payable) outstanding as of or arising after the Closing Date;

(b) all Liabilities under or in connection with any Assumed Contract (including all Liabilities arising out of or relating to any termination or announcement or notification of an intent to terminate any Assumed Contract), whether arising before, on or after the Closing Date (other than the Retained Remediation Liabilities and the Retained Litigation Liabilities);

(c) all Liabilities to the extent relating to, or arising out of, any Conveyed Asset, or arising out of the ownership by Buyer and its Affiliates of any Conveyed Asset or associated

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with the realization of the benefits of any Conveyed Asset, in each case whether arising before, on or after the Closing Date (other than the Retained Remediation Liabilities and the Retained Litigation Liabilities);

(d) all Liabilities reflected in the statement of Net Working Capital to be delivered pursuant to Section 2.8;

(e) all Environmental Liabilities to the extent relating to the Business or any Conveyed Asset, whether arising before, on or after the Closing Date (other than the Retained Remediation Liabilities, the Retained Litigation Liabilities and any Environmental Liabilities (other than any Liability relating to human exposure to Hazardous Materials) to the extent relating to an Excluded Asset described in Section 2.4(a)(v));

(f) all Liabilities to the extent arising out of or relating to Ashland and its Affiliates at any time being the owner or occupant of, or the operator of the activities conducted at, any Conveyed Real Property, in each case whether arising before, on or after the Closing Date (other than the Retained Remediation Liabilities and the Retained Litigation Liabilities);

(g) all Liabilities in respect of any Proceeding to the extent arising out of or relating to any Conveyed Asset or the operation or conduct of the Business on or after the Closing Date (including any such Liabilities to the extent relating to any product liability, consumer protection, consumer fraud, breach of warranty or similar claim for injury or death to person or damage to or destruction of property);

(h) all Liabilities to the extent arising out of or relating to the return (including any return based on breach of warranty) of, or refund, adjustment, allowance, rebate or exchange in respect of, any product marketed or sold in connection with the Business or the Conveyed Assets, whether arising before, on or after the Closing Date;

(i) all Liabilities to the extent arising out of or relating to any Seller Benefit Plan or any Employee that are expressly required to be assumed pursuant to Section 7.5, whether arising before, on or after the Closing Date (collectively, the “Assumed Employee Liabilities”);

(j) (i) all Taxes arising out of or measured by the conduct of the Business or the ownership of the Conveyed Assets for all Post-Closing Tax Periods and (ii) all Transfer Taxes and VAT incurred in connection with the consummation of the transactions contemplated by this Agreement and the Implementing Agreements and Transition Agreements that are allocated to Buyer pursuant to Sections 7.4(b) and (c) (such liabilities in clauses (i) and (ii), the “Assumed Tax Liabilities”);

(k) Other Retained Remediation Liabilities for which written notice has not been received by Ashland prior to or on the fifth (5th) anniversary of the Closing Date;

(l) all Retained Litigation Product Liabilities for which written notice of a pending Proceeding or written threat of a Proceeding has not been received by Ashland prior to or on the fifth (5th) anniversary of the Closing Date;

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(m) all Retained Litigation Non-Product Liabilities for which written notice of a pending Proceeding or written threat of a Proceeding has not been received by Ashland prior to or on the fifth (5th) anniversary of the Closing Date; and

(n) all other Liabilities of whatever kind and nature, primary or secondary, direct or indirect, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable to the extent arising out of or relating to the operation or conduct of the Business or any Conveyed Asset, or the ownership, sale or lease of any of Conveyed Asset, in each case whether arising before, on or after the Closing Date.

Notwithstanding any other provision of this Agreement, the assumption by Buyer and the Buyer Corporations of the Assumed Liabilities will not be deemed to limit or qualify in any manner the representations and warranties of Ashland hereunder.

For the avoidance of doubt, references to certain types of Retained Liabilities in the parenthetical clauses contained in certain subsections of this Section 2.5 shall not be deemed to limit the exclusion from the Assumed Liabilities of any other types of Retained Liabilities from such subsections or the exclusion of any Retained Liabilities from any other subsections of this Section 2.5 that do not contain such parenthetical references.

Section 2.6. Retained Liabilities of the Business.

Ashland and the Asset Selling Corporations shall retain and be responsible for the following Liabilities (the “Retained Liabilities”):

(a) Liabilities arising exclusively out of or relating exclusively to the Excluded Assets;

(b) Liabilities to the extent arising in connection with a Seller Benefit Plan, except for Assumed Employee Liabilities;

(c) Liabilities for (i) Taxes of Ashland and the Asset Selling Corporations and Taxes arising out of or measured by the conduct of the Business or the ownership of the Conveyed Assets for all Pre-Closing Date Tax Periods and (ii) all Transfer Taxes and VAT incurred in connection with the consummation of the transactions contemplated by this Agreement and the Implementing Agreements and Transition Agreements that are allocated to Ashland pursuant to Sections 7.4(b) and (c) (such liabilities in clauses (i) and (ii), the “Retained Tax Liabilities”), except for Assumed Tax Liabilities;

(d) Retained Specified Remediation Liabilities;

(e) Other Retained Remediation Liabilities for which written notice has been received by Ashland prior to or on the fifth (5th) anniversary of the Closing Date;

(f) Retained Litigation Product Liabilities for which written notice of a pending Proceeding or written threat of a proceeding has been received by Ashland prior to or on the fifth (5th) anniversary of the Closing Date;

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(g) Retained Litigation Non-Product Liabilities for which written notice of a pending Proceeding or written threat of a proceeding has been received by Ashland prior to or on the fifth (5th) anniversary of the Closing Date;

(h) Retained Employee Liabilities; and

(i) Liabilities for Indebtedness of Ashland and the Asset Selling Corporations, other than guarantees by Ashland or any Asset Selling Corporation related to the Business (“Retained Indebtedness”)

Notwithstanding any other provision of this Agreement, Ashland and the Asset Selling Corporations shall retain and be responsible for any Liabilities arising exclusively out of the operation or conduct by Ashland or its Affiliates of any business other than the Business.

Section 2.7. Purchase Price.

At the Closing, in consideration of the sale and transfer of the Conveyed Assets and other covenants of Ashland contained herein, Buyer shall pay, for itself and as agent for the Buyer Corporations, to Ashland, for itself and as agent for the Asset Selling Corporations, an amount equal to U.S.$930,000,000 (the “Purchase Price”). The Purchase Price shall be subject to adjustment as provided for in Sections 2.8 and 2.11. The Purchase Price (a) plus or minus an estimate, prepared by Ashland and delivered to Buyer at least two Business Days prior to the Closing Date, of any increase or decrease to the Purchase Price under Section 2.8(d)(i) (the Purchase Price plus or minus such estimate of any increase or decrease under Section 2.8 hereinafter called the “Closing Date Amount”); and (b) minus an estimate, prepared by Ashland and delivered to Buyer at least two Business Days prior to the Closing Date, of the amount of any Unfunded Liability (such estimate, the “Estimated Unfunded Liability”), shall be paid in immediately available funds by wire transfer in accordance with written instructions given by Ashland to Buyer not less than two (2) Business Days prior to the Closing or such later time as may be agreed by Ashland and Buyer.

Section 2.8. Purchase Price Adjustment for Net Working Capital.

(a) Within ninety (90) days after the Closing Date, Ashland shall deliver to Buyer a statement of Net Working Capital as of the Closing Date (the “Closing Account”). The Closing Account shall be unaudited and prepared in accordance with Ashland’s accounting principles set forth on Schedule 2.8(a) (the “Closing Account Principles”). During the preparation of the Closing Account by Ashland and the period of any dispute with respect to the application of this Section 2.8, Buyer shall, and shall cause the Buyer Corporations and their respective Affiliates to, (i) provide Ashland and Ashland’s accountants, advisors and other representatives with reasonable access during normal business hours to the books and records (to the extent in the possession or control of Buyer or one of its Affiliates), properties and personnel of the Buyer to the extent relevant to the preparation of the Closing Account and (ii) assist Ashland and Ashland’s accountants, advisors and other representatives in the preparation of the Closing Account.

(b) Buyer may dispute the amounts reflected on the line items of the Closing Account (each, a “Disputed Item”), but only on the basis of (i) mathematical errors, or (ii) the Closing

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Account not being calculated in accordance with Section 2.8(a); provided, however, that in each case Buyer shall notify Ashland in writing of each Disputed Item, and specify in reasonable detail the amount thereof in dispute and the basis therefor, within forty-five (45) days after the Closing Account has been received by Buyer. The failure by Buyer to provide a notice of Disputed Items to Ashland within such period will constitute Buyer’s final and binding acceptance of all items in the Closing Account.

(c) If a notice of Disputed Items shall be timely delivered pursuant to sub-clause (b) above, Ashland and Buyer shall, during the ten (10) Business Days following the date of such delivery (the “Resolution Period”), negotiate in good faith to resolve the Disputed Items. If, during the Resolution Period, the parties reach an agreement, such agreement shall be evidenced in writing and the Closing Account (as revised pursuant to such written agreement) shall become final and binding on the date of such agreement. If, during the Resolution Period, the parties are unable to reach agreement, Ashland and Buyer shall refer all unresolved Disputed Items to an independent accounting firm upon which Ashland and Buyer shall mutually agree (the “Independent Accountant”). The Independent Accountant shall make a determination, acting as an expert and not as an arbitrator, with respect to unresolved Disputed Items within thirty (30) days after its engagement by Ashland and Buyer, which determination shall be made in accordance with the rules set forth in this Section 2.8. The Independent Accountant shall deliver to Ashland and Buyer, within such thirty (30) day period, a report setting forth (i) its adjustments, if any, to the Closing Account, and (ii) the calculations supporting such adjustments. Such report shall be final, conclusive and binding on the parties. Ashland and Buyer shall share equally all costs incurred in connection with the engagement of the Independent Accountant.

(d) (i) The Purchase Price shall be increased by the amount by which the Net Working Capital as reflected in the Agreed Closing Account exceeds U.S.$454,000,000 and the Purchase Price shall be decreased by the amount by which the Net Working Capital as reflected in the Agreed Closing Account is less than U.S.$454,000,000 (the Purchase Price as so increased or decreased shall hereinafter be referred to as the “Adjusted Purchase Price”).

(ii) If the Closing Date Amount is less than the Adjusted Purchase Price, then Buyer, for itself and as agent for the Buyer Corporations, shall pay to Ashland, for itself and as agent for the Asset Selling Corporations, the amount of such difference in accordance with paragraph (e). If the Closing Date Amount is greater than the Adjusted Purchase Price, then Ashland, for itself and as agent for the Asset Selling Corporations, shall pay to Buyer, for itself and as agent for the Buyer Corporations, the amount of such difference in accordance with paragraph (e).

(e) All payments to be made under paragraph (d) will be paid by the party obligated to make such payment under this Section 2.8 (the “Paying Party”) to the other party (the “Receiving Party”), for itself and as agent for its Affiliates (as applicable), within ten (10) days after the determination of the Agreed Closing Account, in dollars by wire transfer of immediately available funds, in accordance with written instructions given by the Receiving Party to the Paying Party (which instructions shall be provided by the Receiving Party promptly, and no later than eight (8) days, after the determination of the Agreed Closing Account (or such later time as may be agreed by Ashland and Buyer)), together with interest on such amount from the Closing Date to the date of such payment, at a rate equal to the Interest Rate on the Closing Date.

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(f) For purposes of the preparation of the Closing Account and determining amounts of payments to be made under paragraph (d), all amounts in a currency other than dollars shall be converted to dollars at the applicable Bloomberg Currency Composite Rate (London (CMPL)) (or any successor thereto) at 4 p.m., London time, on the Business Day prior to the Closing Date, or such other date as Ashland and Buyer may agree to be appropriate for the relevant calculation.

Section 2.9. Allocation of the Consideration.

Ashland and Buyer shall cooperate in good faith to mutually agree before Closing to an allocation of the Consideration among Ashland and the Asset Selling Corporations (the “Seller Entity Allocation”). To facilitate such agreement, within fifteen (15) days hereof, the Seller shall provide financial statements with respect to the portion of the Business conducted by Ashland and each Asset Selling Corporations. Within thirty (30) days after the receipt of such financial statements, Buyer shall provide to Ashland a proposed allocation of the Consideration among Ashland and the Asset Selling Corporations. Within thirty (30) days after the receipt of such allocation, Ashland shall propose to Buyer any changes to such allocation or otherwise shall be deemed to have agreed with such allocation. Ashland and Buyer shall cooperate in good faith to resolve any disagreements as to the Seller Entity Allocation prior to Closing; provided that reaching such agreement shall not be a condition to Closing. With respect to Ashland and each of the Asset Selling Corporations, within thirty (30) days following Closing, Buyer shall provide to Ashland a proposed allocation of the Consideration among the categories of Conveyed Assets. Within ten (10) days after the receipt of such allocation, Ashland shall propose to Buyer any changes to such allocation or otherwise shall be deemed to have agreed with such allocation (the “Asset Allocations”). Buyer’s proposals shall be in accordance with Section 1060 of the Code and the Treasury Regulations thereunder (or similar state or foreign Tax laws) and Buyer and Ashland shall cooperate in good faith to mutually agree to the Asset Allocations. The Seller Entity Allocation and the Asset Allocation shall be adjusted to reflect adjustments to the Purchase Price hereunder. Each of Ashland and the Asset Selling Corporations and their respective Affiliates, on the one hand, and each of Buyer, the Buyer Corporations and their respective Affiliates, on the other, shall (i) be bound by an agreed upon Seller Entity Allocation and the agreed upon Asset Allocations for purposes of determining any Taxes, (ii) prepare and file its Tax Returns on a basis consistent with such allocations and (iii) take no position inconsistent with such allocations on any applicable Tax Return or in any Proceeding before any Governmental Authority or otherwise.

Section 2.10. Conveyance and Assumption Instruments.

At the Closing, Ashland and the Asset Selling Corporations, on the one hand, and Buyer and Buyer Corporations, on the other hand, shall execute and deliver such bills of sale, deeds, assignments, assumptions and other documents and instruments of sale, conveyance, assignment, transfer and assumption as are necessary for the conveyance of the Conveyed Assets by Ashland and the Asset Selling Corporations and the assumption of the Assumed Liabilities by Buyer and the Buyer Corporations as contemplated hereunder, in each case in form and substance reasonably agreed by the parties and as is usual and customary with respect to the applicable Conveyed Asset or Assumed Liability in the applicable jurisdiction and that implements the applicable terms, and is consistent with the underlying principles of, this Agreement.

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Section 2.11. Purchase Price Adjustment for Unfunded Liability

(a) Within one hundred twenty (120) days after the Closing Date, Ashland shall deliver to Buyer a statement of the Unfunded Liability (the “Unfunded Liability Statement”) and shall provide Buyer and Buyer’s accountants, actuaries, advisors and other representatives with copies of all plan documents, census information, asset allocation calculations, other written materials documenting plan provisions and, to the extent requested, examples and explanations of individual liability calculations, in each case to the extent relevant to the review of the Unfunded Liability Statement or to the extent requested to re-perform the actuarial valuations contemplated by this Section 2.11 in connection with Buyer’s review pursuant to this Section 2.11 (the “Underlying Data”). “Unfunded Liability” shall mean, with respect to all Transferred Non-U.S. Ashland Pension Plans, the aggregate of the excess of the Projected Benefit Obligation (“PBO”) or the Accumulated Postretirement Benefit Obligation (“APBO”), as applicable, for the pension benefits or post-employment benefits, as applicable, under each such plan statutorily required to transfer to Buyer over the amount of plan assets statutorily required to transfer to Buyer with respect to each such plan, calculated under GAAP as of the day prior to the Closing Date for all Transferred Employees and in accordance with the applicable plan provisions. The PBO or APBO, as applicable, to be used in determination of the Unfunded Liability shall be calculated as of the day prior to the Closing in accordance with GAAP using the same actuarial assumptions and methods Ashland or its respective Affiliates used to determine the PBO and APBO under GAAP for Ashland’s year-end financial statements as of September 30, 2010.

(b) Buyer may dispute the amounts reflected on the line items of the Unfunded Liability Statement (each, a “Unfunded Liability Disputed Item”), but only on the basis of (a) mathematical errors, or (b) the Unfunded Liability Statement not being calculated in accordance with this Section 2.11; provided, however, that in each case, Buyer shall notify Ashland in writing of each Unfunded Liability Disputed Item, and specify in reasonable detail the amount thereof in dispute and the basis thereof, within forty-five (45) days after the later of (i) the date the Unfunded Liability Statement has been received by Buyer and (ii) the date the Underlying Data has been received by Buyer. The failure by Buyer to provide a notice of Unfunded Liability Disputed Items to Ashland within such period will constitute Buyer’s final and binding acceptance of all items in the Unfunded Liability Statement.

(c) If a notice of Unfunded Liability Disputed Items shall be timely delivered pursuant to paragraph (b) above, Ashland and Buyer shall, during the ten (10) Business Days following the date of such delivery (the “Unfunded Liability Resolution Period”), negotiate in good faith to resolve the Unfunded Liability Disputed Items. If, during the Unfunded Liability Resolution Period, the parties reach agreement, such agreement shall be evidenced in writing and the Unfunded Liability Statement (as revised pursuant to such written agreement) shall become final and binding on the date of such agreement. If, during the Unfunded Liability Resolution Period, the parties are unable to reach agreement, Ashland and Buyer shall refer all unresolved Unfunded Liability Disputed Items to an independent actuary upon which Ashland and Buyer shall mutually agree (the “Actuarial Mediator”). The Actuarial Mediator shall make a determination, acting as an expert and not as an arbitrator, with respect to unresolved Unfunded

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Liability Disputed Items within thirty (30) days after its engagement by Ashland and Buyer, which determination shall be made in accordance with the rules set forth in this Section 2.11. The Actuarial Mediator shall deliver to Ashland and Buyer, within such thirty (30) day period, a report setting forth (i) its adjustments, if any, to the Unfunded Liability Statement, and (ii) the calculations supporting such adjustments. Such report shall be final, conclusive and binding on the parties. Ashland and Buyer shall share equally all costs incurred in connection with the engagement of the Actuarial Mediator.

(d) If the Estimated Unfunded Liability is greater than the Agreed Unfunded Liability, then Buyer, for itself and as agent for the Buyer Corporations, shall pay to Ashland, for itself and as agent for the Asset Selling Corporations, the amount of such difference in accordance with paragraph (e). If the Agreed Unfunded Liability is greater than the Estimated Unfunded Liability, then Ashland, for itself and as agent for the Asset Selling Corporations, shall pay to Buyer, for itself and as agent for the Buyer Corporations, the amount of such difference in accordance with paragraph (e).

(e) All payments to be made under paragraph (d) will be made by the party obligated to make such payment under this Section 2.11 (the “Unfunded Liability Paying Party”) to the other party (the “Unfunded Liability Receiving Party”), for itself and as agent for its Affiliates (as applicable), within ten (10) days after the determination of the Agreed Unfunded Liability, in dollars by wire transfer of immediately available funds, in accordance with written instructions given by the Receiving Party to the Paying Party (which instructions shall be provided by the Receiving Party promptly, and no later than (8) days, after the determination of the Agreed Unfunded Liability (or such later time as may be agreed by Ashland and Buyer)), together with interest on such amount from the Closing Date to the date of such payment, at a rate equal to the Interest Rate on the Closing Date.

(f) For purposes of the preparation of the Unfunded Liability Statement and determining amounts of payments to be made under paragraph (d), all amounts in a currency other than dollars shall be converted to dollars at the applicable Bloomberg Currency Composite Rate (London (CMPL)) (or any successor thereto) at 4 p.m., London time, on the Business Day prior to the Closing Date, or such other date as Ashland and Buyer may agree to be appropriate for the relevant calculation.

ARTICLE 3.

CLOSING

Section 3.1. Closing.

(a) The Closing shall take place at the offices of Cravath, Swaine & Moore, at 825 Eighth Avenue, New York NY 10019, at 10:00 a.m., Eastern Time, on the first date that is both (i) at least three (3) Business Days following the satisfaction (or, to the extent permitted, waiver by the parties entitled to the benefits thereof) of all the conditions set forth in Article 4 and (ii) the last Business Day of the month in which all such conditions are satisfied or waived, or at such other times and places as the parties hereto may mutually agree. Notwithstanding the immediately preceding sentence, if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article 4 (other than those conditions that by

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their nature cannot be satisfied until the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), then the Closing shall occur instead on the date following the satisfaction or waiver of such conditions that is the earliest to occur of (a) any Business Day before or during the Marketing Period as may be specified by Buyer on no less than three (3) Business Days’ prior notice to Ashland and (b) the final day of the Marketing Period, subject in each case to the satisfaction or waiver of the conditions set forth in Article 4 as of the date determined in accordance with the foregoing clause (a) or (b), or on such other date, time, or place as agreed to in writing by the parties hereto. The date on which the Closing occurs is the Closing Date (the “Closing Date”). All of the actions to be taken and documents to be executed and delivered at the Closing shall be deemed to be taken, executed and delivered simultaneously, and no such action, execution or delivery shall be effective until all are complete, except as specifically provided herein. The Closing shall be deemed to be effective as to each jurisdiction in which the Conveyed Assets are transferred to, and the Assumed Liabilities are assumed by, Buyer or the applicable Buyer Corporation as of the Effective Time.

(b) (i)Notwithstanding anything herein to the contrary, (A) if any condition set forth in Section 4.1(d)(ii) would not be satisfied by the Closing Date (without reference to Section 4.1(d)(ii)) due to circumstances in one or more particular Foreign Jurisdictions (each such territory, a “Deferred Jurisdiction”) and (B) all other conditions of Article 4 have been satisfied or waived, then the transfer of the Conveyed Assets and assumption of the Assumed Liabilities in each such Deferred Jurisdiction (such Conveyed Assets and Assumed Liabilities for each Deferred Jurisdiction, collectively, a “Deferred Business”) will not occur on the Closing Date, but shall instead occur as soon as practicable after the circumstances giving rise to the failure of the conditions set forth in Section 4.1(d)(ii) with respect to such Deferred Jurisdiction have been resolved (or upon the waiver of such conditions by the parties). Subject to Section 7.2, the parties shall use reasonable best efforts to ensure that any Deferred Transfer occurs as soon as reasonably practicable after the Closing Date. For the avoidance of doubt, the Closing Date shall not be delayed as a result of such failure and there shall be no change in the amount paid at the Closing pursuant to Section 2.7 as a result of any Deferred Transfer.

(ii) From and after the Closing, and until such time as each Deferred Business has been transferred to Buyer (or its designated Affiliate) pursuant to Section 3.1(b)(vi) or Section 3.1(b)(vii) (each, a “Deferred Transfer”), such Deferred Business (including all Cash Equivalents generated with respect thereto) will be held for Buyer’s (or its designated Affiliate’s) benefit and account and will be managed and operated by Ashland and its Affiliates for Buyer’s (or its designated Affiliate’s) benefit and account, with all gains, income, losses, Taxes and Tax benefits or other items generated to be for Buyer’s (or its designated Affiliate’s) account in accordance with applicable Law.

(iii) Except as otherwise contemplated by Section 3.1(b)(ii) or the other provisions of this Agreement, each Deferred Business will be operated on a basis consistent with past practice or, unless prohibited by applicable Law, otherwise in such manner as Buyer shall reasonably request and Ashland’s pre-Closing obligations pursuant to Section 7.13 will continue in force with respect to such Deferred Business until its Deferred Transfer occurs. Buyer and Ashland will, and will cause their respective Affiliates to, use commercially reasonable efforts to minimize any Liability for Taxes resulting from Deferred Transfers.

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(iv) Ashland and its Affiliates will have no Liability to Buyer or any of its Affiliates arising out of the management or operation of any Deferred Business other than for breach of this Agreement, gross negligence or willful misconduct, for which breach, gross negligence or willful misconduct Ashland and its Affiliates will indemnify Buyer Indemnitees; provided, however, that Ashland and its Affiliates will have no Liability for actions taken in accordance with the request or direction of Buyer or its Affiliates.

(v) Except (A) as set forth in Section 3.1(b)(iv) or (B) to the extent relating to or arising from a breach of this Agreement, gross negligence or willful misconduct by Ashland or its Affiliates, Buyer will reimburse Ashland and will indemnify and hold Ashland and the Ashland Indemnitees harmless from and against all Losses incurred or asserted as a result of Ashland’s and its Affiliates’ post-Closing direct or indirect ownership, management or operation of each Deferred Business, including the amount of any additional Taxes payable (or carried-forward Tax losses or credits consumed) by Ashland or its Affiliates (whether currently or in the future), after application of the terms of this Agreement, as a result thereof in excess of the amount of Taxes which would have been payable by Ashland or its Affiliates, after application of the terms of this Agreement, if each Deferred Business had been transferred to Buyer or its designated Affiliates on the Closing Date.

(vi) Subject to Section 3.1(b)(vii), the closing of a transfer of each Deferred Business will be effected on the fifth Business Day after the satisfaction of all applicable conditions set forth in Section 4.1(d)(ii), or at such other time as the parties may agree. Solely with respect to the closing of each transfer of each Deferred Business, the conditions set forth in Section 4.1(d)(ii) must be satisfied at the closing of the transfer of such Deferred Business instead of the Closing.

(vii) If the Deferred Transfer of any Deferred Business has not occurred on or prior to the first anniversary of the Closing Date, then Ashland or the applicable Asset Selling Corporation may at any time, by delivery of written notice to Buyer (each an “Sale Notice”), elect to sell each such remaining Deferred Business to a third party; provided that, Ashland or such Asset Selling Corporation shall remit the net proceeds (i.e., the purchase price paid for the Deferred Business less any transaction costs, including reasonable attorney and other advisors fees) from such sale to Buyer and shall conduct the sale in a manner consistent with the way that Ashland would conduct such sale as if it were selling such Deferred Business for its own account.

Section 3.2. Closing; Deliveries.

(a) At the Closing, Ashland, for itself and as agent for the Asset Selling Corporations and their Affiliates, shall deliver or cause to be delivered to Buyer, for itself and as agent for the Buyer Corporations, the instruments and documents set forth in Schedule 3.2(a).

(b) At the Closing, Buyer, for itself and as agent for the Buyer Corporations, shall deliver to Ashland, for itself and as agent for the Asset Selling Corporations: (i) an amount equal to the Closing Date Amount minus the Estimated Unfunded Liability by wire transfer in dollars in immediately available funds in accordance with the written instructions provided by Ashland pursuant to Section 2.7; and (ii) the instruments and documents set forth in Schedule 3.2(b).

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ARTICLE 4.

CONDITIONS TO CLOSING

Section 4.1. Conditions to the Obligations of Buyer and Ashland.

The respective obligations of each of the parties to consummate the Contemplated Transactions shall be subject to the satisfaction of the following conditions precedent:

(a) No Proceeding instituted by any Governmental Authority in any jurisdiction which seeks to prevent or enjoin in any respect the Contemplated Transactions shall have been commenced and be continuing.

(b) No Legal Restraint shall be in effect preventing the Contemplated Transactions.

(c) The waiting periods required under the HSR Act, if a filing is required, including any extensions thereof, shall have expired by passage of time or by early termination by the FTC or DOJ, and any investigations relating to the sale hereunder that may have been opened by the FTC or DOJ by means of a request for additional information or otherwise shall have terminated, subject to Section 7.2(c).

(d)    (i) To the extent a filing is required, the approval of the European Commission shall have been obtained or can be deemed to have been obtained pursuant to the EU Merger Regulation and (ii) and no other waiting period (including any extensions thereof) under other Competition Laws or investigation by a Governmental Authority relating to the Contemplated Transactions shall be unexpired or pending.

Section 4.2. Conditions to the Obligations of Buyer.

The obligation of Buyer to consummate the Contemplated Transactions shall be subject to the satisfaction of the following conditions precedent:

(a) Ashland shall have performed in all material respects the obligations contained in this Agreement which are required to be performed by Ashland at or before the Closing.

(b) The representations and warranties made by Ashland on behalf of itself and each of the Asset Selling Corporations in this Agreement (considered without regard to any qualification by or reference to materiality, material respect or Material Adverse Effect set forth therein) shall be true and correct at and as of the Closing Date except for those representations and warranties that expressly relate to an earlier or a particular date, which shall be true and correct as of such date, in each case except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not have a Material Adverse Effect. Buyer shall have received a certificate signed by an authorized representative of Ashland to such effect.

(c) Ashland shall have delivered or caused to be delivered to Buyer duly executed versions of all of the items required by Section 3.2(a) of this Agreement.

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(d) Since the date hereof, there shall not have occurred any event, change, occurrence or circumstance that, individually or in the aggregate with any such events, changes, occurrences or circumstances, has had a Material Adverse Effect.

(e) Buyer shall have received the releases of Encumbrances set forth on Schedule 4.2(e).

Section 4.3. Conditions to the Obligations of Ashland.

The obligation of Ashland to consummate the Contemplated Transactions and to cause the Asset Selling Corporations to consummate the Contemplated Transactions shall be subject to the satisfaction of the following conditions precedent:

(a) Buyer shall have performed in all material respects such of the obligations contained in this Agreement as are required to be performed by Buyer at or before the Closing.

(b) The representations and warranties made by Buyer on behalf of itself and each of the Buyer Corporations in this Agreement (considered without regard to any qualification by or reference to materiality, material respect or Buyer Material Adverse Effect set forth therein) shall be true and correct at and as of the Closing Date except for those representations and warranties that expressly relate to an earlier or a particular date, which shall be true and correct as of such date, in each case except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not have a Buyer Material Adverse Effect. Ashland shall have received a certificate signed by an authorized representative of Buyer to such effect.

(c) Buyer shall have delivered or caused to be delivered to Ashland duly executed versions of all of the items required by Section 3.2(b) of this Agreement.

Section 4.4. Frustration of Closing Conditions.

Neither Ashland nor Buyer may rely on the failure of any condition set forth in this Article 4 to be satisfied if such failure was caused by such party’s failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur, as required by Section 7.1.

ARTICLE 5.

REPRESENTATIONS AND WARRANTIES

OF ASHLAND

Except as set forth in the Disclosure Schedules attached hereto (it being understood that any information set forth in one section or subsection of such Disclosure Schedules shall be deemed to apply to and to qualify the Section or subsection of this Agreement to which it corresponds in number and each other Section or subsection of this Agreement to the extent it is reasonably apparent that such information is relevant to such other Section or subsection), Ashland hereby represents and warrants to Buyer the following:

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Section 5.1. Organization.

(a) Ashland is duly organized, validly existing and in good standing under the Laws of the Commonwealth of Kentucky and has full power and authority to own its properties and carry on its business in the places where such properties are now owned or such businesses are now being conducted.

(b) Each of the Asset Selling Corporations is duly organized, validly existing and in good standing (to the extent such concept is known in the relevant jurisdiction) under the Laws of its respective jurisdiction of incorporation and has full power and authority to own its properties and carry on its business in the places where such properties are now owned or such businesses are now being conducted, except where the absence of such power and authority would not have a Material Adverse Effect.

(c) With respect to the Business, each of Ashland and the Asset Selling Corporations is duly qualified to do business in all jurisdictions in which such qualification is necessary because of the character of the properties owned by it or the nature of its activities, except for those jurisdictions where the failure to qualify would not have a Material Adverse Effect.

Section 5.2. Authority; Binding Effect.

(a) Ashland has full power and authority, corporate and otherwise, to enter into this Agreement and each of Ashland and the Asset Selling Corporations has full power and authority, corporate and otherwise, to enter into the Ancillary Agreements to which it is to be a party and to perform its obligations hereunder and thereunder (as the case may be). This Agreement and the Ancillary Agreements to which Ashland is to be a party have been, and the Ancillary Agreements to which the Asset Selling Corporations are to be a party will be by Closing, duly authorized and approved by all necessary corporate action.

(b) Assuming the due authorization, execution and delivery of this Agreement by Buyer, this Agreement constitutes a legal, valid and binding obligation of Ashland, enforceable against Ashland in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally. Assuming the due authorization, execution and delivery of the Ancillary Agreements by Buyer or the relevant Buyer Corporation (as the case may be), each Ancillary Agreement to be executed by Ashland or any Asset Selling Corporation, when delivered hereunder, will be duly and validly executed and delivered, and will constitute a legal, valid and binding obligation of Ashland or the relevant Asset Selling Corporation (as the case may be), enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally.

Section 5.3. Non-Contravention.

The execution and delivery of this Agreement by Ashland, the execution and delivery of the Ancillary Agreements by Ashland or any Asset Selling Corporation and the consummation of the Contemplated Transactions, do not and will not (i) violate any provision of the organizational documents of Ashland or any Asset Selling Corporation, (ii) subject to obtaining any necessary consents or releases by Closing, conflict with, or result in the breach of, or constitute a default

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under, or result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of Ashland or any Asset Selling Corporation under any Assumed Contract to which Ashland or any Asset Selling Corporation is a party or to which any Conveyed Assets are subject, result in the creation or the imposition of any Encumbrance upon any of the Conveyed Assets, or result in the cancellation, modification, revocation or suspension of any material license or permit, authorization or approval in respect of the Conveyed Assets, or (iii) assuming compliance with the matters set forth in Schedules 5.4 and 6.5, violate any material Law of any Governmental Authority applicable to Ashland or any Asset Selling Corporation, or any of the Conveyed Assets or any Order against Ashland or any Asset Selling Corporation or the Conveyed Assets, except with respect to clauses (ii) and (iii), for any violation, conflict, breach, default, termination, cancellation, acceleration, modification, revocation or suspension as would not, individually, or in the aggregate, have a Material Adverse Effect.

Section 5.4. Ashland Governmental Consents and Approvals.

The execution and delivery of this Agreement by Ashland and the execution and delivery of the Ancillary Agreements by Ashland and each Asset Selling Corporation, and the performance of their respective obligations hereunder and thereunder, do not require any filing with, or clearance, consent or approval of, any Governmental Authority, except as set forth on Schedule 5.4 and except for filings, clearances, consents or approvals, the failure of which to effect or obtain would not have a Material Adverse Effect.

Section 5.5. Financial Information.

Ashland has made available to Buyer the audited balance sheets and the statements of invested equity of the Business, in each case as of September 30, 2007, 2008 and 2009 and June 30, 2010 and audited income statements and statements of cash flows of the Business for the twelve month periods ended September 30, 2007, 2008 and 2009 and the nine month period ended June 30, 2010, and the related notes to these financial statements (the “Financial Statements”). The Financial Statements (a) have been prepared in accordance with Ashland’s policies and procedures and (b) present fairly, in all material respects, the financial condition, results of operations and cash flows of the Business as of the dates of, and the periods referred to in, such Financial Statements in conformity with GAAP as applied, on a consistent basis, by Ashland.

Section 5.6. Absence of Material Adverse Effect.

From June 30, 2010 to the date of this Agreement, there has, with respect to the Business, been no:

(a) change, event, occurrence or circumstance that, individually or in the aggregate with any other changes, events, occurrences or circumstances, has had a Material Adverse Effect; or

(b) material change in the accounting methods used by Ashland or any Asset Selling Corporation.

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Section 5.7. Accounts Receivable.

The Accounts Receivable arose in the ordinary course of business of the Business. There are no setoffs, counterclaims or disputes asserted or conditions precedent to payment therefor with respect to any such Accounts Receivable, and no setoff, counterclaim, dispute, discount or allowance from any such Accounts Receivable has been made or agreed to, in each case, other than such setoffs, counterclaims, disputes, discounts or allowances that are usual and customary in the conduct of the Business consistent with the past practices of Ashland and the Asset Selling Corporations with respect to their reserves.

Section 5.8. Real Property.

(a) “Owned Real Property” means those owned real properties as set forth on Schedule 5.8(a)(i), owned by Ashland or an Asset Selling Corporation and used in connection with the Business. Except as set forth in Schedule 5.8(a)(ii), there are (x) no real properties (other than the Owned Real Property) owned by Ashland or an Asset Selling Corporation that are used in connection with the Business and (y) no Encumbrances on the Owned Real Property, except for Permitted Encumbrances and Scheduled Encumbrances.

(b) “Leased Real Property” means (i) all leased real properties as set forth on Schedule 5.8(b)(i), which are subject to a leasehold interest in favor of Ashland or any Asset Selling Corporation and used in connection with the Business and (ii) any right of Buyer to occupy and use space, from and after Closing, pursuant to a license, sublicense or similar agreement, at the office buildings owned or leased by Ashland and located in Dublin, Ohio, Barendrecht, The Netherlands and Shanghai, China (collectively, “Real Property Leases”). Except as set forth in Schedule 5.8(b)(ii), (w) there are no leased real properties (other than the Leased Real Property) which are subject to a leasehold interest in favor of Ashland or any Asset Selling Corporation that are used in connection with the Business, (x) to the Knowledge of Ashland, no Real Property Lease listed on Schedule 5.8(b)(i) has been modified or amended orally or in writing, (y) each of the Real Property Leases is valid and binding on Ashland, if Ashland is a party thereto, and any Asset Selling Corporation that is a party thereto and, to the Knowledge of Ashland, each other party thereto, and is in full force and effect and (z) neither Ashland nor any Asset Selling Corporation is in breach of or default under any Real Property Lease, the consequences of which, individually or in the aggregate, would have a Material Adverse Effect.

Section 5.9. Material Contracts.

(a) Except for the Contracts set forth on Schedule 5.9(a) (the “Material Contracts”), and except for Contracts entered into after the date hereof and except for Contracts constituting Excluded Assets, neither Ashland nor any Asset Selling Corporation is a party to or bound by:

(i) any Contract for the purchase of raw materials, Inventory, Fleet Vehicles or other Tangible Personal Property, in each case used exclusively in the Business with any supplier or for the furnishing of services exclusively to the Business extending beyond one (1) year from the date hereof and which is not subject to cancellation by Ashland or the Asset Selling Corporation party to such Contract without cause upon notice of ninety (90) days or less

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and without penalty, or the terms of which provide for remaining financial commitments or expenditures of the Business in excess of U.S. $2,500,000 (or its equivalent in any other currency);

(ii) any Contract for the sale of Inventory, Fleet Vehicles or other Tangible Personal Property or for the furnishing of services exclusively by the Business extending beyond one (1) year from the date hereof and which is not subject to cancellation by Ashland or the Asset Selling Corporation party to such Contract without cause upon notice of ninety (90) days or less and without penalty, or the terms of which provide for remaining financial commitments or expenditures to the Business in excess of U.S. $2,500,000 (or its equivalent in any other currency);

(iii) any Contract containing (x) any “take or pay,” minimum purchase, requirements or similar mandatory purchase or sale obligations, (y) any restrictions on the purchase or sale of goods or services in any territory or to any customers or (z) any exclusive arrangement provisions, in each case with the key suppliers or customers of the Business, as set forth on Schedule 5.9(a)(iii);

(iv) any Contract with an Affiliate of Ashland related to the Business that is not terminable by either party thereto without cause upon notice of ninety (90) days or less and without penalty;

(v) any Contract for the purchase of raw materials or Inventory with the key suppliers as set forth on Schedule 5.9(a)(v) to each of the chemicals, plastics and composites divisions of the Business (in each case based on the total purchases of raw materials and Inventory by such division for the twelve months ended June 30, 2010);

(vi) any Contract relating exclusively to the Business concerning a joint venture, partnership or similar contract or agreement (however named) involving the sharing of profits, losses, costs or liabilities;

(vii) any Contract relating exclusively to the Business under which Ashland or any Asset Selling Corporation has created, incurred, assumed or guaranteed any Indebtedness, or under which Ashland or any Asset Selling Corporation has imposed an Encumbrance on the Conveyed Assets;

(viii) any Contract relating exclusively to the Business concerning non-competition;

(ix) any severance Contract for the benefit of the directors or officers of the Business or Employees;

(x) any collective bargaining agreement for the benefit of Employees; and

(xi) any Contract under which Ashland or any Asset Selling Corporation has advanced or loaned any amount to any of the directors or officers of the Business or Employees, except in the ordinary course of business consistent with prior practice.

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(b) (i) Each Material Contract is valid and binding on Ashland, if Ashland is a party thereto, and any Asset Selling Corporation that is a party thereto and, to the Knowledge of Ashland, each other party thereto, and is in full force and effect, and (ii) neither Ashland nor any Asset Selling Corporation is in material breach of, or material default under, any Material Contract to which it is a party.

Section 5.10. Intellectual Property Rights.

(a) Ashland and the Asset Selling Corporations own the Intellectual Property Rights or otherwise have the right to use the Intellectual Property Rights pursuant to a valid license, sublicense or other agreement.

(b) To the Knowledge of Ashland, none of the products or services of, or the exercise of Intellectual Property Rights in, the Business, as currently conducted, infringes upon or otherwise violates any of the intellectual property rights of any third Person.

(c) To the Knowledge of Ashland, no Person is infringing upon or otherwise violating the Intellectual Property Rights.

(d) To the Knowledge of Ashland, no Person has asserted any objection or claim with respect to the ownership, validity or enforceability of the Intellectual Property Rights or either Ashland’s or the Asset Selling Corporations’ rights to exercise, sell or license any Intellectual Property Right, nor has Ashland received any such claim in writing.

Section 5.11. Title to Conveyed Assets.

Subject only to Permitted Encumbrances and Scheduled Encumbrances, Ashland and each Asset Selling Corporation has good title to or, in the case of leased Tangible Personal Property, Fleet Vehicles Leases or the Leased Real Property set forth on Schedule 5.8(b)(i), valid leasehold interests in, all its material Conveyed Assets (other than Intellectual Property Rights, which are the subject of Section 5.10).

Section 5.12. Sufficiency of Assets.

Except for (a) the exclusion of the Excluded Assets (other than Excluded Assets described in Section 2.4(a)(xiii)), (b) assets, services and other obligations of the parties that are contemplated by any Ancillary Agreement and (c) to the extent that the conduct of the Business requires certain general and administrative support services and related computer software programs currently provided to the Business by Ashland and the Asset Selling Corporations and certain of their Affiliates and assuming (1) that Buyer has the ability to provide to the Business those types of corporate-level services currently provided to the Business by Ashland and the Asset Selling Corporations and certain of their Affiliates, including accounting, human resources, law, treasury, information technology, environmental logistics, health and safety services and other support services, (2) that Buyer has the benefit of (A) all arrangements entered into pursuant to Sections 2.3(a), 2.3(c), and 7.1(b) to provide Buyer with the benefits of the Conveyed Assets, the Shared Contracts, and the Environmental Permits, in accordance with such Sections and (B) the benefit of all services provided to Buyer under the Transition Services Agreement and the Commercial Agreements, and (3) Buyer owns or forms legal entities in any

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necessary jurisdictions and that such legal entities obtain such necessary corporate qualifications to do business in such jurisdictions, the Conveyed Assets and the rights, goods and services which are the subject of the Ancillary Agreements constitute all the assets which are necessary for the conduct of the Business immediately following the Closing in all material respects as it is presently conducted by Ashland and the Asset Selling Corporations.

Section 5.13. Compliance with Laws.

Except as to matters otherwise set forth in this Agreement, Ashland and each Asset Selling Corporation is in compliance with all Laws (other than Environmental Laws, Tax Laws or Laws relating to employee benefits or labor matters) applicable to the ownership of the Conveyed Assets and operation of the Business, except to the extent that the failure to comply therewith would not have a Material Adverse Effect or materially delay Ashland’s ability to consummate the Contemplated Transactions.

Section 5.14. Environmental Matters.

(a)    (i) None of Ashland or the Asset Selling Corporations has caused or, to the Knowledge of Ashland, permitted, any Hazardous Material to be used, placed, stored, or disposed of on or under any Conveyed Real Property or any Off-Site Location, except in compliance with applicable Environmental Law and (ii) neither the Business, including that part of the Business conducted at or on the Conveyed Real Property, nor any Conveyed Asset is, and to the Knowledge of Ashland has not been during the five (5) years prior to the date hereof, in violation of any applicable Environmental Law or Governmental Authorization, except, in any such case, for such non-compliance or violation as would not have a Material Adverse Effect.

(b) As of the date hereof, none of Ashland or the Asset Selling Corporations has received any Environmental Notice arising from or relating to the operation or conduct of the Business, including that portion of the Business conducted at the Conveyed Real Property, or the ownership or operation of any Conveyed Asset, the substance of which Environmental Notice has not been resolved or, if pending, would have a Material Adverse Effect.

(c) As of the date hereof, no Order or Proceeding has been issued or is pending against, or to the Knowledge of Ashland is threatened in writing against, Ashland or any Asset Selling Corporation relating to a violation of any applicable Environmental Law or Governmental Authorization or to a Release of Hazardous Materials (in each such case, to the extent any of the foregoing are related to the Conveyed Assets or the operation or conduct of the Business), except, in any such case, for such violation or Release as would not have a Material Adverse Effect

(d) During the five (5) years prior to the date hereof, there has not been any accident or sudden unintended incident in connection with Ashland’s ownership or operation of the Business or of any Conveyed Asset which has resulted, to the Knowledge of Ashland, in exposure of any Person to any Hazardous Material which is reasonably expected to form the basis of a claim for damages or compensation which would have a Material Adverse Effect

(e) Schedule 1.1(d) to this Agreement lists all Conveyed Real Property and all Off-Site Locations (i) at which Ashland is currently engaged in, or is contributing financially to, an

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assessment, response, removal, remediation, corrective action or related monitoring activity to address a Release of any Hazardous Material occurring prior to the date hereof or (ii) with respect to which Ashland has received, prior to the Closing Date, written notice of a potential claim or written notice of potential responsibility with respect to a Release of any Hazardous Material that may result in assessment, response, removal, remediation, corrective action or related monitoring activity in the future.

(f) Except as provided in Sections 5.4, 5.8(a) (as it relates to Encumbrances), 5.15 and 5.16, the representations and warranties in this Section 5.14 are Ashland’s exclusive representations and warranties relating to environmental matters.

Section 5.15. No Litigation or Orders.

(a) As of the date hereof, no Proceeding is pending against or, to the Knowledge of Ashland, threatened in writing against Ashland or any Asset Selling Corporation in connection with the Business which (i) would have a Material Adverse Effect (if determined in a manner adverse to Ashland or the relevant Asset Selling Corporation); or (ii) would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement, or the carrying out of this Agreement and the Contemplated Transactions.

(b) Neither Ashland nor any Asset Selling Corporation is subject to any outstanding Order in connection with the Business which would have a Material Adverse Effect.

Section 5.16. Governmental Authorizations.

Schedule 5.16 sets forth a list of (i) all material Governmental Authorizations constituting a Conveyed Asset (assuming, for purposes of this Section 5.16 only, that all consents necessary for the transfer of such Governmental Authorizations to Buyer have been obtained) and (ii) all material Governmental Authorizations that are not transferable to Buyer, in each case currently held or being applied for by any Asset Selling Corporation in connection with the ownership of the Conveyed Assets or the operation of the Business (other than authorizations to do business, Tax registrations, export/import licenses and other similar Governmental Authorizations of general application). Neither Ashland nor any Asset Selling Corporation has received written notice that any Governmental Authorization constituting a Conveyed Asset is not in full force and effect, and no claim or Proceeding is pending, or to the Knowledge of Ashland, threatened to revoke or limit any such Governmental Authorization.

Section 5.17. Taxes.

There are no Tax liens (other than Permitted Encumbrances and Scheduled Encumbrances) on the Conveyed Assets. With respect to material Taxes relating to a Pre-Closing Date Tax Period for which the Buyer may have liability (as a successor or otherwise), (i) all Tax Returns relating to such Taxes required to be filed have been filed and each such Tax Return is correct and complete in all material respects, (ii) all such Taxes which are or have become due have been paid in full, (iii) no claims for any such Taxes have been made in writing by any Taxing Authority, and no assessment, deficiency, or adjustment has been asserted or proposed in writing by any Tax Authority with respect to any such Taxes, and (iv) no audits or administrative or judicial proceedings that relate to any such Taxes are pending or being conducted.

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Section 5.18. Labor Matters.

(a) With respect to the Employees, Ashland and the Asset Selling Corporations are and have been at all times for a period of four years up to and including the Closing Date in compliance with all applicable Laws respecting employment and employment practices, employment tax and social security, terms and conditions of employment and wages and hours except, in any such case, for such non-compliance or violation as would not have a Material Adverse Effect.

(b) Ashland and each Asset Selling Corporation have made available to Buyer accurate and complete copies of all material employment Contracts for Employees who are primarily based in the United States and all material policies relating to the employment of the current Employees who are primarily based in the United States. Within thirty (30) days following the date hereof, Ashland and each Asset Selling Corporation shall make available to Buyer accurate and complete copies of all material employment Contracts for Employees who are primarily based outside the United States and all material policies relating to the employment of the current Employees who are primarily based outside the United States.

(c) With respect to the Employees, except for contracts listed in Schedule 5.18(c) (the “Union Contracts”), neither Ashland nor any Asset Selling Corporation is a party to or is bound by any union contract or collective bargaining agreement, nor, except as set forth in Schedule 5.18(c), to the Knowledge of Ashland, is any such contract or agreement currently in effect or being negotiated by or on behalf of Ashland or any Asset Selling Corporation and no employee consultation body exists representing Employees.

(d) Except as listed on Schedule 5.18(d), Ashland has not caused any layoff of employees who were charged exclusively to a Business cost center who were primarily based in the United States during the 90 day period prior to the date hereof.

Section 5.19. Employee Benefits.

(a) Schedule 5.19(a) lists, as of the date hereof, each material Seller Benefit Plan. With respect to each such Seller Benefit Plan maintained for the benefit of Employees who are primarily based in the United States (and each related trust, insurance contract, or fund), Ashland has made available to Buyer true and complete copies of all plan documents and summary plan descriptions, the most recent determination letter (or opinion letter) received from the IRS, the most recent Form 5500 Annual Reports and the most recent actuarial report. Within thirty (30) days following the date hereof, Ashland and the Asset Selling Corporations shall make available to Buyer each material Seller Benefit Plan that is maintained for the benefit of Employees who are primarily based outside the United States and the most recent actuarial report for each such Seller Benefit Plan.

(b) Ashland and the Asset Selling Corporations will have made, on or before the Closing Date, all payments (including premium payments with respect to insurance policies) required to be made by them to each Seller Benefit Plan with respect to which Buyer or any other

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Buyer Corporation would have Liability hereunder on or before the Closing Date and will have accrued (in accordance with GAAP as applied, on a consistent basis, by Ashland and subject to the Closing Account Principles) as of the Closing Date all payments (including premium payments with respect to insurance policies) due but not yet payable as of the Closing Date.

(c) Neither Ashland nor any Asset Selling Corporation has incurred any unsatisfied Liability to the Pension Benefit Guaranty Corporation or any Seller Benefit Plan under Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA that could result in the imposition of any material Liability on Buyer or any other Buyer Corporation.

(d) Each Seller Benefit Plan with respect to which Buyer or a Buyer Corporation could have any material Liability hereunder is and has been, operated in all material respects in accordance with its terms and with all applicable Laws including ERISA and the Code. With respect to each of the Seller Benefit Plans that is intended to be qualified under Section 401(a) of the Code, each such plan has been determined by the IRS to be so qualified as to form, and each trust forming a part thereof has been determined by the IRS to be exempt from tax pursuant to Section 501(a) of the Code. To the Knowledge of Ashland, no reason exists that would reasonably be expected to cause such qualified status to be revoked for any period.

(e) Neither Ashland nor any Asset Selling Corporation has entered into any written agreement, arrangement or understanding, other than the Seller Benefit Plans and the Union Contracts, with any trade union, works council or other employee representative body or any number or category of the Employees that would prevent, restrict or impede the implementation of any layoff, redundancy, severance or similar program with respect to the Employees.

(f) There has been no termination or partial termination within the meaning of Section 411(d)(3) of the Code of any Seller Benefit Plan subject to Title IV of ERISA.

(g) Except as listed on Schedule 5.19(g) or as specifically contemplated in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus, or otherwise) becoming due to any Employee; (ii) materially increase any benefits otherwise payable by Ashland or an Asset Selling Corporation to any Employee; (iii) result in the acceleration of the time of payment or vesting of any awards or benefits or give rise to any additional service credits under any Seller Benefit Plan, in each case, with respect to any Employee or (iv) result in any Asset Selling Corporation or other Affiliate of Ashland that is a participating employer in any UK defined benefit scheme ceasing entirely to contribute to such UK defined benefit scheme.

(h) Schedule 5.19(h) lists each Seller Benefit Plan that provides compensation to Employees in the form of equity interests in, or securities of, Ashland or any Asset Selling Corporation.

(i) As of the date hereof, neither Ashland nor any Asset Selling Corporation has incurred any unsatisfied liability (including withdrawal liability) under any “multiemployer plan” (as defined in Section 3(37) or Section 4001(a)(3) of ERISA) other than with respect to routine contributions.

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(j) There are no pending Proceedings that have been instituted or, to the Knowledge of Ashland, asserted against any of the Seller Benefit Plans, the assets of any of the trusts under such plans, the plan sponsors, the plan administrator or any fiduciary of any such plan (other than routine benefit claims) that could result in the imposition of any material Liability on Buyer or a Buyer Corporation. There are no investigations or audits by any Governmental Authority of any of the Seller Benefit Plans, any trusts under such plans, the plan sponsor, the plan administrator or any fiduciary of any such plan that have been instituted or, to the Knowledge of Ashland, threatened.

Section 5.20. Compliance with the Foreign Corrupt Practices Act

(a) Since January 1, 2008, none of Ashland, any Asset Selling Corporation or, to the Knowledge of Ashland, any director, officer, employee, agent or other representative of Ashland or any Asset Selling Corporation, has in violation of the United States Foreign Corrupt Practices Act, as amended (the “FCPA”) and in order to obtain or retain business related to the Business, directly or indirectly offered, paid or promised to pay, or authorized the payment of, any money or other thing of value to:

(i) any officer of, employee of, or any person acting in an official capacity for or on behalf of, a foreign government (or any department, agency, or instrumentality thereof) or a public international organization (as defined in the FCPA);

(ii) any foreign political party or official thereof;

(iii) any candidate for foreign political office; or

(iv) any person while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any foreign official, to any foreign political party or official thereof or to any candidate for foreign political office.

(b) Ashland and each Asset Selling Corporation maintain a system of internal accounting controls designed to provide reasonable assurances that:

(i) transactions are executed and access to assets is permitted only in accordance with management’s general or specific authorization;

(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP as applied, on a consistent basis, by Ashland or any other criteria applicable to such statements and to maintain accountability for assets; and

(iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 5.21. Brokers.

Other than Bank of America Merrill Lynch, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Ashland.

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Section 5.22. Disclaimer of Other Representations and Warranties.

Except as expressly set forth in Article 5, neither Ashland nor any Asset Selling Corporation makes any representation or warranty, express or implied, at Law or in equity, with respect to this Agreement, the Contemplated Transactions, the Ancillary Agreements, the Conveyed Assets, the Business or any information provided or made available to Buyer in connection with the Contemplated Transactions, including any warranty with respect to merchantability or fitness for any particular purpose, and all other representations or warranties are hereby expressly disclaimed.

ARTICLE 6.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Ashland the following:

Section 6.1. Organization.

Buyer is a limited liability company duly organized, validly existing and in good standing (to the extent such concept is known in the relevant jurisdiction) under the Laws of Delaware and has full power and authority to own its properties and carry on its business in the places where such properties are now owned or such businesses are now being conducted. Each Buyer Corporation is duly organized, validly existing and in good standing (to the extent such concept is known in the relevant jurisdiction) under the Laws of the jurisdiction of its organization) and each Buyer Corporation has full power and authority to own its properties and carry on its business in the places where such properties are now owned or such businesses are now being conducted, except where the absence of such power and authority would not have a Buyer Material Adverse Effect.

Section 6.2. Authority; Binding Effect.

(a) Buyer has full power and authority to enter into this Agreement. Buyer and each of the Buyer Corporations has full power and authority, corporate and otherwise, to enter into the Ancillary Agreements to which it is a party and to perform its respective obligations hereunder and thereunder (as the case may be). This Agreement and the Ancillary Agreements to which Buyer and any of the Buyer Corporations is a party have been duly authorized and approved by all necessary corporate or other action.

(b) Assuming the due authorization, execution and delivery of this Agreement by Ashland, this Agreement constitutes a legal, valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally. Assuming the due authorization, execution and delivery of the Ancillary Agreements by Ashland or the relevant Asset Selling Corporation, as the case may be, each Ancillary Agreement to which Buyer or a Buyer Corporation is a party, when delivered hereunder, will be duly and validly executed and delivered and will constitute a legal, valid and binding obligation of Buyer or the relevant Buyer Corporation (as the case may be), enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally.

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Section 6.3. Non-Contravention.

The execution, delivery and performance by Buyer of this Agreement and the Ancillary Agreements to which it is a party and the execution, delivery and performance by each Buyer Corporation of the Ancillary Agreements to which it is a party, and the consummation of the Contemplated Transactions, do not and will not (i) violate any provision of the organizational documents of Buyer or the relevant Buyer Corporation, or (ii) assuming compliance with the matters set forth in Sections 5.4 and 6.5, violate or result in a breach of or constitute a default under any Law or Order to which Buyer or any Buyer Corporation is subject.

Section 6.4. Financing.

(a) Buyer has received (i) an executed commitment letter, dated as of the date of this Agreement (including all exhibits, schedules, annexes and amendments thereto as of the date of this Agreement, the “Debt Commitment Letter”), from Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Lenders”) to provide Buyer with up to U.S.$600,000,000 in debt financing at the Closing (the “Debt Financing”) and (ii) an executed commitment letter, dated as of the date of this Agreement (including all exhibits, schedules, annexes and amendments thereto as of the date of this Agreement, the “Equity Commitment Letter” and, together with the Debt Commitment Letter, the “Commitment Letters”), from TPG Partners VI, L.P., an Affiliate of Buyer (the “Sponsor Fund”), to provide Buyer with up to U.S.$400,000,000 in equity financing (the “Equity Financing” and, together with the Debt Financing, the “Financing”). The proceeds of the Financing or any Alternate Financing arranged pursuant to Section 7.6(c) will be used to pay the Purchase Price and the fees and expenses relating to the Contemplated Transactions and the transactions under the Implementing Agreements. Buyer has provided Ashland with a true, complete, correct and fully executed copy of each Commitment Letter and will provide Ashland with a true, complete, correct and fully executed copy of each commitment letter entered into in connection with any Alternate Financing. The Equity Commitment Letter so provided is in full force and effect and is a valid, legal, binding and enforceable obligation of the parties thereto. The Debt Commitment Letter so provided is in full force and effect and is a valid, legal, binding and enforceable obligation of Buyer, and to the Knowledge of Buyer, the other parties thereto (provided that, if Buyer has entered into any Alternate Financing, the phrase “Debt Commitment Letter so provided” shall be deemed to mean, for purposes of this sentence, the commitment letter with respect to such Alternate Financing). Any Alternate Financing arranged pursuant to Section 7.6(c) (including any new financing commitment) put in place after the date hereof (x) will be in full force and effect from the time the commitment letter(s) with respect thereto have been executed until the earlier of Closing or such time as any replacement Alternate Financing (including any new financing commitment) has been put in place in compliance with Section 7.6(c) and (y) will be a valid, legal, binding and enforceable obligation of Buyer, and to the Knowledge of Buyer, the other parties thereto. In addition, (i) except as expressly permitted by Section 7.6(c) or with the express written consent of Ashland, (x) no Commitment Letter (or any commitment letter in respect of any Alternate Financing) has been amended, restated or otherwise modified, (y) the financing commitments in each Commitment Letter (or any commitment letter in respect of any Alternate Financing) have not been withdrawn or terminated and (z) the financing commitments in each Commitment Letter (or any commitment letter in respect of any Alternate Financing) have not been rescinded in any respect (and no party thereto

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has indicated an intent to so rescind), (ii) none of Buyer or its Affiliates is in breach of any of the terms or conditions set forth in any Commitment Letter (or any commitment letter in respect of any Alternate Financing) and (iii) assuming the accuracy of the representations and warranties of Ashland set forth in Article 5, in all material respects and as of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a breach on the part of Buyer under any term or condition of the Debt Commitment Letter. Buyer has fully paid any and all commitment fees and other fees in connection with the Commitment Letters (or any commitment letter in respect of any Alternate Financing) that are payable on or prior to the date of this Agreement and shall in the future pay any such fees as they become due. There are no side letters or other agreements, arrangements or understandings (written or oral) relating to the Financing (other than the Commitment Letters and the Fee Letter) to which Buyer or any of its Affiliates (including the Sponsor Fund) is a party that impose additional conditions precedent to or are otherwise reasonably likely to impair or delay the Closing or the availability of the Debt Financing or any Alternate Financing on the Closing Date.

(b) Assuming the accuracy of the representations and warranties set forth in Section 5 in all material respects and the performance by Ashland of its obligations under Section 7.6 and subject to the satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.2, as of the date hereof, Buyer has no reason to believe that any of the conditions to the Financing contemplated by the Commitment Letters (or any Alternate Financing that may be contemplated by any future commitment letter in respect of any Alternate Financing) will not be satisfied on the Closing Date or that the Financing or any portion thereof (or, in the event any Alternate Financing is arranged in accordance with Section 7.6(a)), the Alternate Financing or any portion thereof) will otherwise not be available to Buyer on the Closing Date. The net proceeds from (i) the Financing, when funded in accordance with the Commitment Letters at the Closing, or (ii) in the event any Alternate Financing is arranged in accordance with Section 7.6(a), such Alternate Financing, when funded in accordance with the commitment letters in respect thereof, will constitute all of the financing required for the consummation of the Contemplated Transactions pursuant to the terms of this Agreement and be sufficient for the satisfaction of all of Buyer’s obligations under this Agreement and the Implementing Agreements, including the payment of the Purchase Price and any other amounts required to be paid in connection with the consummation of the Contemplated Transactions and the transactions under the Implementing Agreements. There are no conditions precedent or other contingencies (including in any fee letter between Buyer and the Lenders (the “Fee Letter”)) (i) to the availability of any “market flex” provisions set forth in any Commitment Letter (or any commitment letter in respect of any Alternate Financing) or Fee Letter (or any fee letter in respect of any Alternate Financing), (ii) other than as expressly set forth in the Debt Commitment Letter (or any commitment letter in respect of any Alternate Financing), to any lenders’ obligations to fund the Debt Financing or any Alternate Financing that replaces the Financing and (iii) other than as expressly set forth in the Equity Commitment Letter, to the Sponsor Fund’s obligation to fund the Equity Financing.

Section 6.5. Buyer Governmental Consents and Approvals.

Except as set forth in Schedule 6.5, to the Knowledge of Buyer, the execution and delivery of this Agreement and the Ancillary Agreements by each of Buyer and the relevant Buyer Corporations, and the performance by Buyer and the relevant Buyer Corporations of their

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respective obligations hereunder and thereunder do not and will not require any filing with, or clearance, consent or approval of, any Governmental Authority, except filings, clearances, consents or approvals, the failure of which to effect or obtain would not have a Buyer Material Adverse Effect.

Section 6.6. Certain Proceedings.

As of the date of this Agreement, no Proceeding is pending, or to the Knowledge of Buyer, threatened in writing, before or by any Governmental Authority, against Buyer or any Buyer Corporation, which would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement and the Contemplated Transactions.

Section 6.7. Brokers.

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Buyer.

Section 6.8. Sponsor Guarantee.

Concurrently with the execution of this Agreement, Buyer has delivered to Ashland a limited guarantee, dated the date hereof, of the Sponsor Fund guaranteeing certain of Buyer’s obligations hereunder (the “Sponsor Guarantee”). The Sponsor Guarantee is in full force and effect and is a valid, legal, binding and enforceable obligation of the Sponsor Fund. No event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of the Sponsor Fund under the Sponsor Guarantee. Nothing in this Section 6.8 shall be construed to limit in any way Ashland’s right to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement as contemplated by and subject to the limitations set forth in Section 11.17.

Section 6.9. Buyer’s Investigation.

Each of Buyer and the Buyer Corporations is purchasing the Conveyed Assets based solely on the results of its inspections and investigations, and not on any representation or warranty of Ashland or any Asset Selling Corporation not expressly set forth in this Agreement.

ARTICLE 7.

FURTHER AGREEMENTS

Section 7.1. Efforts of the Parties.

(a) Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done not later than February 28, 2011, or as soon as practicable thereafter, all things necessary under applicable Laws to consummate and make effective the Contemplated Transactions, including (i) to comply promptly with all legal requirements which may be imposed on it with respect to this Agreement and the Contemplated Transactions (which actions

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shall include, furnishing all information required by applicable Law in connection with approvals of, clearances or consents from or filings with any Governmental Authority), (ii) to obtain any consent, authorization (including any Governmental Authorization and related bond, letter of credit or other financial assurance), Order or approval of, or any exemption by, any Governmental Authority or other public or private third party required to be obtained by Buyer, Ashland or any Asset Selling Corporation in connection with the acquisition of the Conveyed Assets or the taking of any related action contemplated by this Agreement, and (iii) to effect all necessary registrations and filings with Governmental Authorities. Without limiting the foregoing, Ashland shall be responsible, at its sole cost and expense, for compliance with all applicable requirements of the Industrial Site Recovery Act (“ISRA”) in connection with the Contemplated Transactions and, prior to the Closing Date, Ashland shall obtain from the New Jersey Department of Environmental Protection (“NJDEP”), and shall provide to the Buyer, either (i) a No Further Action Letter (as defined in ISRA), (ii) a Negative Declaration (as defined in ISRA), (iii) an approved Remedial Action Workplan or Remediation Agreement (as such terms are defined in ISRA), or (iv) any other written acknowledgment from NJDEP of an applicable waiver, exemption or authorization permitted under ISRA.

(b) Without limiting Sections 2.3 or 7.1(a), Buyer, Ashland and the Asset Selling Corporations shall cooperate using their commercially reasonable efforts to transfer, obtain, or to cause to be transferred or obtained, prior to the Closing or as soon as practicable thereafter, any Governmental Authorization issued or required under Environmental Law and necessary for Buyer to own or operate the Business or the Conveyed Assets (“Environmental Permits”). During the period commencing on the date hereof and continuing until one hundred eighty (180) days after the Closing, which 180-day period may be extended in thirty (30) day increments by mutual agreement of the parties, provided that, in no case shall such aggregate period, including any extensions, end later than the date that is twelve (12) months after the Closing Date, (i) each of Buyer, Ashland and the Asset Selling Corporations shall provide or cause to be provided to the other parties all commercially reasonable assistance as is reasonably requested in connection with securing (and/or terminating, if required by Law or Environmental Law) any such Environmental Permits, and (ii) if any Environmental Permits are not secured prior to the Closing, Buyer, Ashland and the Asset Selling Corporations shall use commercially reasonable efforts to cooperate in any lawful and reasonable arrangement reasonably proposed by either party under which Buyer shall obtain the benefit of Environmental Permits held by Ashland or the Asset Selling Corporations in connection with the ownership or operation of the Business or the Conveyed Assets following the Closing; provided that such assistance and cooperation shall not include any obligation to pay any consideration to any third party or Governmental Authority from whom such Environmental Permits are requested under this Section 7.1(b), or to commence, defend or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any third party; and provided further that Buyer shall indemnify and hold harmless the Ashland Indemnitees from and against any and all Losses or Liabilities arising out of or relating to any Environmental Permit held by Ashland or the Asset Selling Corporations for the benefit of Buyer pursuant to any arrangement established pursuant to clause (ii), to the extent related to any period of such arrangement.

(c) Without limiting Section 7.1(a), (i) prior to the Closing Buyer and Ashland shall negotiate in good faith to complete the schedules to the Commercial Agreements and the Transition Agreements as contemplated in the forms of such agreements attached hereto and (ii)

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Ashland shall provide to Buyer, on or prior to December 31, 2010, the audited balance sheet and the statement of invested equity of the Business, in each case as of September 30, 2010, and the audited income statement and statement of cash flows of the Business for the twelve month period ended September 30, 2010, and the related notes thereto, in each case prepared on basis consistent with the Financial Statements.

(d) Prior to the Closing, Ashland shall unwind or otherwise amend or restructure each of (i) the Amended and Restated Transfer and Administration Agreement, dated as of March 31, 2010, by and among CVG Capital II LLC, a wholly-owned special purpose subsidiary of Seller (“CVG”), Buyer, certain conduit and uncommitted investors named therein, the Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, SunTrust Robinson Humphrey, Inc., Wells Fargo Bank, National Association and various other investor groups, managing agents, letter of credit issuers and administrators a party thereto (the “TAA”) and (ii) the Sale Agreement, dated as of November 13, 2008, by and between Buyer and CVG, as amended pursuant to the First Amendment to Sale Agreement, dated as of March 31, 2010 (the “Sale Agreement”, and together with the TAA, the “Accounts Receivable Securitization Facility”) in such a manner as enables Ashland and the Asset Selling Corporations to transfer to Buyer and the Buyer Corporations the Accounts Receivable (other than Allocated Accounts Receivable) in a form customarily acceptable to asset backed lenders for purposes of securing asset backed financing facilities.

Section 7.2. Certain Governmental Matters.

(a) Without limiting the generality of the undertakings pursuant to this Section 7.2, Buyer and Ashland agree to take or cause to be taken the following actions: (i) provide promptly to any Governmental Authority with regulatory jurisdiction over enforcement of any applicable Competition Laws (“Governmental Competition Authority”) information and documents requested by such Governmental Competition Authority, or necessary, proper or advisable in connection with the Contemplated Transactions; and (ii) without in any way limiting the other provisions of this Section 7.2, file any Notification and Report form pursuant to the HSR Act and related material required under any Competition Law, including the EU Merger Regulation, in connection with the Contemplated Transactions as soon as practicable, and thereafter use its reasonable best efforts to comply as soon as practicable with any requests for additional information or documentary material that may be made under such Competition Law. From and after the date hereof and until all governmental approvals required in connection with the Contemplated Transactions have been obtained, Buyer shall not, and shall cause each of the Buyer Corporations not to, operate its business in such manner or take any action, that could reasonably be expected to significantly increase the risk of not obtaining any such governmental approval or clearance or the expiration or termination of any applicable waiting period.

(b) Each of Ashland and Buyer shall (i) keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, any Governmental Competition Authority, and shall comply with any such inquiry or request as promptly as practicable. Ashland and Buyer shall cooperate and consult with each other in connection with the making of all filings, notifications and any other material actions pursuant to this Section 7.2, including, subject to applicable Laws relating to the exchange of information, by permitting counsel for the other party to review in advance, and consider in good faith the views

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of the other party in connection with, any proposed written communication to any Governmental Competition Authority and provide counsel for the other party with copies of all filings and submissions made by such party and all correspondence and other written communications between such party (and its advisors) and any Governmental Competition Authority and any other information supplied by such party and Ashland, the Asset Selling Corporations or Buyer or the Buyer Corporations, as the case may be, to a Governmental Competition Authority or received from such a Governmental Competition Authority in connection with the Contemplated Transactions; provided, however, that materials may be redacted before being provided to the other party (x) to remove references concerning the valuation of the Business, (y) as necessary to comply with contractual arrangements and (z) as necessary to address reasonable privilege or confidentiality concerns, and (ii) furnish to the other parties such information and assistance as such parties reasonably may request in connection with the preparation of any submissions to, or agency proceedings by, any Governmental Competition Authority. Upon and subject to the terms of this Section 7.2, each party agrees to cooperate and use its reasonable best efforts to assist in any defense by any other party to the Contemplated Transactions before any Governmental Competition Authority reviewing the Contemplated Transactions, including by providing as promptly as practicable such information as may be requested by such Governmental Competition Authority or such assistance as may be reasonably requested by the other party to this Agreement in such defense.

(c) If any objections are asserted by any Governmental Competition Authority with respect to the Contemplated Transactions under any applicable Competition Law or which would otherwise prevent, materially impede or materially delay the consummation of the Contemplated Transactions, or if any action is instituted by any Governmental Competition Authority or any private party challenging any of the Contemplated Transactions as violative of applicable Competition Law, or an order is issued enjoining the Contemplated Transactions, each of Ashland and Buyer shall use its reasonable best efforts to resolve any such objections or suits so as to permit consummation of the Contemplated Transactions by the Closing, including in order to resolve such objections or suits which, in any case if not resolved, could reasonably be expected to prevent, materially impede or materially delay the consummation of the Contemplated Transactions. In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Competition Authority or private party challenging the Contemplated Transactions, each of Ashland and Buyer shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding, including defending through litigation on the merits any claim asserted in any court by any Person, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Contemplated Transactions.

(d) Each of Ashland and Buyer shall use their reasonable best efforts to cause the expiration or termination of the applicable waiting periods under the applicable Competition Law as soon as practicable. Ashland and Buyer shall not extend, directly or indirectly, any such waiting period or enter into any agreement with a Governmental Competition Authority to delay or not to consummate the Contemplated Transactions on the Closing Date, except with the prior written consent of the other party to this Agreement. Ashland and Buyer shall not have any substantive contact with any Governmental Competition Authority in respect of any filing or

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proceeding contemplated by this Section 7.2 unless it consults with the other party in advance and, to the extent permitted by such Governmental Competition Authority, gives the other party the opportunity to participate.

(e) Without limiting the foregoing or any other provision of this Agreement, Buyer shall use reasonable best efforts to take any action necessary to avoid and eliminate each and every impediment under any applicable United States Competition Law if required by a Governmental Authority in the United States, so as to enable the consummation of the Contemplated Transactions as soon as reasonably possible, including, (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, mitigation agreement or otherwise, the sale, divestiture or disposition of the respective businesses, product lines or assets of Buyer and each of the Buyer Corporations (including the Conveyed Assets) and (ii) otherwise using reasonable best efforts to take or commit to take actions that after consummation of the Contemplated Transactions would limit Buyer’s or the Buyer Corporations’ freedom of action with respect to, or its or their ability to retain, any of the businesses, product lines or assets of Buyer or the Buyer Corporations (including the Conveyed Assets), in each case as may be required in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order in any suit or proceeding brought under the Competition Law in the United States, which would otherwise have the effect of preventing or materially delaying the consummation of the Contemplated Transactions. Buyer and the Buyer Corporations shall agree to divest, sell, dispose of, hold separate, or otherwise take or commit to take any actions that limit its or their freedom of action with respect to, or Buyer’s or any Buyer Corporation’s ability to retain, any of the businesses, product lines or assets of Buyer or any Buyer Corporation (including the Conveyed Assets) if required by a Governmental Authority in the United States, provided that any such action is conditioned upon the consummation of the Contemplated Transactions.

Section 7.3. Update of Schedules.

(a) Prior to the Closing Date, Ashland (x) shall update the Schedules with additional material disclosures and (y) may, at its sole option, update the Schedules with other additional disclosures that, in each case, have arisen or first been discovered since the date of this Agreement; provided that nothing in this Section 7.3 is intended to limit Ashland’s obligation to update Schedule 7.5(a), as set forth in Section 7.5(a). In the event that Ashland updates the Schedules, in accordance with this Section 7.3, Ashland shall provide such additional disclosures to Buyer by written notice in accordance with Section 11.1 in the case of disclosures provided pursuant to clause (x), promptly after senior management of Ashland becomes aware of the same and, in the case of disclosures provided pursuant to clause (x) or clause (y), no later than ten (10) Business Days prior to the Closing Date.

(b) Upon receipt of such notice, Buyer shall have until the earlier of (i) five (5) Business Days after receipt of such notice and (ii) two (2) Business Days prior to the Closing Date to terminate this Agreement pursuant to Section 8.1(d), if as a result of notice, the condition precedent to Buyer’s obligation to close set forth in Section 4.2(b) or (d) is not satisfied, by delivering written notice thereof to Ashland in accordance with Section 11.1. In the event that Buyer does not exercise such termination right, the additional disclosures delivered by Ashland shall be deemed to be part of the Schedules as delivered to Buyer on the date of this Agreement

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solely for purposes of determining whether the condition precedent to Buyer’s obligation to close in Section 4.2(b) or (d) has been satisfied. For the avoidance of doubt, such additional disclosures shall be disregarded in connection with claims for indemnification with respect to representations and warranties made as of the date hereof.

(c) In furtherance of the foregoing, each party acknowledges that the intention of this Section 7.3 is not to delay or postpone the Closing Date and except as set forth in this Section 7.3, the exercise, or failure to exercise, by either party of any right, power or privilege pursuant to this Section 7.3 shall not operate as a waiver of any other right, power or privilege of such party under this Agreement.

(d) Prior to the Closing Date, Ashland shall update Schedule 1.1(d) with any additional disclosures relating to any Conveyed Real Property or Off-Site Location that have arisen or first been discovered since the date of this Agreement and for which Ashland has received written notice prior to the Closing Date of a potential claim or written notice of responsibility with respect to a Release of any Hazardous Material that may result in assessment, response, removal, remediation, corrective action or related monitoring activity in the future.

Section 7.4. Certain Tax Matters.

(a) Cooperation on Tax Matters. (i) Buyer and Ashland agree to furnish, or cause to be furnished, to each other, upon request, in a timely manner, such information (including access to books and records) and assistance relating to the Business and the Conveyed Assets as is reasonably necessary for the filing of any Tax Return, for the preparation or conduct of any audit, and for the prosecution or defense of any claim, suit or proceeding relating to Taxes.

(ii) Ashland shall retain, or cause to be retained, all of its Tax and accounting books and records (including all computerized books and records, and any such information stored on any other form of media) as well as those of the Asset Selling Corporations, in each case relevant for Taxes for all Straddle Tax Periods until the applicable period for assessment under applicable Law (giving effect to any and all extensions or waivers) has expired (“Retention Period”), and to abide by all record retention agreements entered into with any Taxing Authority.

(iii) To the extent requested by Ashland, and at Ashland’s expense, Buyer shall reasonably cooperate with Ashland in applying for and obtaining any available Tax refunds with respect to Pre-Closing Date Tax Periods.

(b) VAT. (i) Subject to Section 7.4(b)(ii), the consideration specified for all supplies of goods and services made or deemed to be made under or in connection with the consummation of the transactions contemplated by this Agreement, the Implementing Agreements and the Transition Agreements shall be exclusive of VAT. Ashland and Buyer shall procure that any of their respective Affiliates receiving the supply in question shall pay to the Person making that supply (in addition to the specified consideration) all VAT for which the Person making the supply is required by any Taxing Authority to charge VAT in relation to that supply. All VAT payable under this Agreement, the Implementing Agreements and the Transition Agreements shall be paid two (2) Business Days before that Person has to account for the same, and the supplier shall provide a properly completed and executed VAT invoice in accordance with applicable Tax Law.

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(ii) The parties intend that any sale of the Conveyed Assets within the EU will be treated by the relevant Taxing Authority as a TOGC and the parties shall use their reasonable efforts to procure that any such sale is so treated. This obligation shall not require Ashland to make any appeal to any tribunal or court of law against any determination of any Taxing Authority that the sale does not amount to a TOGC, unless Buyer has timely notified Ashland that it requires such appeal or challenge to be made and that it agrees to indemnify Ashland against all irrecoverable costs and expenses that Ashland may incur by taking any such required action.

(iii) Ashland and Buyer shall procure that the Person retaining at the Closing the VAT records relating to the Business shall preserve such records for such periods as may be required by the relevant Tax Law and during such periods shall permit the other party or its agents at all reasonable times and subject to reasonable written notice to inspect and take copies of such records at the cost of the Person requesting such inspection and/or copies.

(iv) If it is finally determined by the relevant Taxing Authority that any sale of the Conveyed Assets under this Agreement does not constitute a TOGC, then Buyer shall procure that the VAT chargeable shall be paid by the relevant Affiliate to Ashland two (2) Business Days before Ashland has to account for the same and against production of a properly completed and executed VAT invoice in accordance with applicable Tax Law and any VAT records provided by Ashland to Buyer or Buyer’s Affiliate shall be returned to Ashland. Buyer shall indemnify or procure that such Affiliate shall indemnify Ashland on an after Tax basis against any penalty and interest charges incurred by Ashland to any Taxing Authority in relation to such VAT.

(c) Transfer Taxes. (i) All recoverable and non-recoverable transfer, documentary, sales, use, stamp, registration, and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (such Taxes, fees and charges, including any penalties or interest but excluding VAT, “Transfer Taxes”) incurred in connection with the consummation of the transactions contemplated by this Agreement, the Implementing Agreements and the Transition Agreements, as well as the cost of the filing of all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges, shall be borne and paid when due 50% by Buyer and 50% by Ashland, and Ashland and Buyer shall file all necessary Tax Returns and other documentation required to be filed by it with respect to all such Taxes, fees and charges, and, if required by applicable Law, the parties will, and will cause their Affiliates to, join in the execution of any such Tax Returns and other documentation.

(ii) If there is any available sales Tax exemption in relation to any Conveyed Assets, Buyer shall timely deliver to Ashland or the relevant Asset Selling Corporation the relevant sales Tax exemption certificate. If there are any available exemptions relating to Taxes described in Section 7.4(c)(i), Ashland and Buyer shall take commercially reasonable actions to secure such exemptions.

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(d) FIRPTA Affidavit. Ashland shall deliver to Buyer at the Closing affidavits (the “FIRPTA Affidavits”), duly executed and acknowledged, certifying that Ashland or the relevant Asset Selling Corporation will be exempt from withholding under Section 1445 of the Code and the Treasury Regulations promulgated thereunder with respect to the transactions contemplated by this Agreement.

(e) Allocation of Taxes in Straddle Tax Periods. For purposes of this Agreement, in the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Tax that is allocable to the portion of the Straddle Period ending on the Closing Date shall be:

(i) in the case of Taxes that are either (x) based upon or related to income or receipts, or (y) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible), deemed equal to the amount that would be payable if the taxable year ended on the Closing Date; and

(ii) in the case of Taxes imposed on a periodic basis (e.g., real estate Taxes), deemed to be the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction the numerator of which is the number of calendar days in the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period.

(f) Tax Treatment of Indemnity Payments. Any amount paid by a party to another party under Sections 2.8, 9.1, 9.2 and 11.9 shall be treated for all Tax purposes as an adjustment to the Purchase Price to the extent permitted under applicable Tax Law.

Section 7.5. Certain Employee Matters.

(a) Employees. Schedule 7.5(a) lists, to the extent permitted by applicable Law, each Employee as of the date hereof, including the name, title, work location and employer thereof. If the name of any Employee has been replaced with an identification number on Schedule 7.5(a) in order to comply with applicable Law, Ashland shall deliver an update of such Schedule with the names of such individuals at the Closing. Ashland shall update Schedule 7.5(a) periodically prior to the Closing Date to reflect, with respect to the Business, any additional Employees, new hires, retirements, resignations, dismissals and other employment terminations which may have occurred at any time on or prior to the Closing Date; provided that one such update shall occur within ten (10) to thirty (30) days prior to the Closing Date. Prior to the earlier of the Closing and the valid termination of this Agreement, Ashland and the Asset Selling Corporations shall not carry out any mass layoffs or reductions in force involving five or more Employees at any single site of employment primarily located in the United States without the prior written agreement of Buyer.

(b) Continuation of Employment. (i) Where applicable Law provides for the automatic transfer of employment of any Employee upon the consummation of the transactions contemplated hereby, the parties shall take or cause to be taken such actions as are required under applicable Law to accomplish such transfer of employment of such Employee to Buyer or a Buyer Corporation as a matter of Law as of the Closing. Where applicable Law does not

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provide for the transfer of employment of any Employee upon the consummation of the transactions contemplated hereby, Buyer shall, or shall cause a Buyer Corporation to, make offers of at-will (to the extent permitted by applicable Law) employment in accordance with the provisions of this Section 7.5, to be effective as of the Closing (or such later date as provided in Section 7.5(e)), to all such Employees.

(ii) The parties acknowledge that the transfer of the portions of the Business conducted by Ashland and the Asset Selling Corporations in the European Union (“EU”) and certain other countries listed in Schedule 7.5(b) constitutes a transfer of business within the meaning of EU Council Directive 2001/23/EC, the national Laws implementing the same or any similar Laws applicable in non-EU jurisdictions, and each Employee belonging to said portions of the Business shall be referred to herein as a “European Employee” and shall be listed in and designated as such on Schedule 7.5(b), which Schedule shall be updated in the same manner as Schedule 7.5(a) as described in Section 7.5(a). The parties further acknowledge that, as a result, the employment of the European Employees, including all related rights and obligations, will transfer by operation of Law to Buyer or a Buyer Corporation (as the case may be) as of the Closing Date, except as otherwise provided in this Section 7.5 and except with respect to any European Employee who timely exercises his or her rights, if any, under any applicable Law to prevent such transfer from occurring, subject to Section 7.5(b)(iii) below (the European Employees whose employment transfers to Buyer or a Buyer Corporation, the “European Transferred Employees”). As a result, Buyer or the Buyer Corporations will assume by operation of Law, as of the Closing Date, all Liabilities towards the European Transferred Employees except to the extent otherwise provided in this Section 7.5.

(iii) The parties will use their reasonable efforts to obtain the approval of the applicable Governmental Authority or any labor authority as may be required for the transfer of any European Employees who, if any, are “protected employees” under applicable Law.

(iv) If any contract of employment or engagement for any individual not listed in Schedule 7.5(b) as of the Closing Date or any collective agreement not listed in Schedule 5.18(c) transfers or is alleged to have transferred to Buyer or a Buyer Corporation pursuant to EU Council Directive 2001/23/EC or the national Laws implementing the same or any similar Laws applicable in non-EU jurisdictions, Buyer or Buyer Corporation may terminate such contract or agreement and Ashland shall indemnify and hold Buyer and Buyer Corporation harmless against all Liabilities and reasonable attorney fees and costs that Buyer or Buyer Corporation may suffer, incur, sustain, or pay by reason of, or on account of, or arising out of such transfer or termination.

(c) Offers of Employment. Buyer shall, or shall cause a Buyer Corporation to, make offers of at-will (to the extent permitted by applicable Law) employment to the Employees in accordance with the provisions of this Section 7.5, at least thirty (30) days prior to the Closing Date (or such longer period required by applicable Law or the terms of any Union Contract), with such employment to be effective as of the Closing (or such later date as provided in Section 7.5(e)). Any such offer of employment shall be for a position that is comparable to the type of position held by such Employee immediately prior to the Closing Date and shall be made on terms and conditions sufficient to avoid statutory, contractual, common law or other severance obligations, other than where such severance is automatic pursuant to applicable Law or the

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terms of any Union Contract. Each Employee (other than a European Employee) who accepts the offer of employment, including offers described in Section 7.5(e), from Buyer or a Buyer Corporation, is referred to herein as an “ASC Transferred Employee”. ASC Transferred Employees and European Transferred Employees are referred to collectively herein as “Transferred Employees”. Except as otherwise specifically provided in this Article VII or to the extent required by applicable Law, effective as of the Effective Time (or such later date on which a Transferred Employee commences employment with Buyer or a Buyer Corporation), the Transferred Employees shall cease all active participation in and accrual of benefits under the Seller Benefit Plans.

(d) Continuation of Compensation and Benefits. For a period of eighteen (18) months immediately after the Closing Date (or for such longer period as required by applicable Law or pursuant to the terms of any applicable Union Contract), Buyer shall (or shall cause the Buyer Corporations to) provide to each Transferred Employee (i) a base salary or wages no less favorable than those provided immediately prior to the Closing Date and (ii) other employee benefits, variable pay, incentive or bonus opportunities under plans, programs and arrangements that are substantially comparable in the aggregate to those provided by Ashland or the applicable Asset Selling Corporation as expected to be in effect on January 1, 2011, as set forth on Schedule 7.5(d). Notwithstanding the foregoing, nothing contemplated by this Agreement shall be construed as requiring either Buyer or any Buyer Corporation to be obligated to continue the employment of any Transferred Employee for any period after the applicable Closing Date.

(e) Inactive Employees. With respect to Employees who are not actively at work on the Closing Date due to illness, short-term disability (including maternity leave), worker’s compensation or other approved leave of absence (other than any such Employee whose employment is required to be transferred to Buyer under applicable Law), Buyer or a Buyer Corporation shall be required to offer employment to such Employee, in accordance with and subject to the provisions of this Section 7.5, as of the date such Employee is released to return to active work at the conclusion of such leave. Ashland or the applicable Asset Selling Corporation or Affiliate shall have the sole obligation to provide compensation and benefits to each such Employee as of the Closing Date until the date he or she becomes a Transferred Employee.

(f) Severance Obligations. (i) Ashland and Buyer intend that the transactions contemplated by this Agreement shall not result in a severance of employment of any Employee prior to or upon the consummation of the transactions contemplated hereby and that the Employees will have continuous and uninterrupted employment immediately before and immediately after the Closing Date, and Ashland and Buyer shall comply with any requirements under applicable Law to ensure the same. Subject to Section 7.5(b)(iv), Buyer shall bear any costs related to, and shall indemnify and hold harmless Ashland and the Asset Selling Corporations from and against, any claims made by any Employee for any statutory, contractual or common law severance or separation benefits and other legally mandated payment obligations (including the employer portion of any employment taxes, together with any compensation payable during any mandatory termination notice period related thereto, collectively, “Separation Benefits”), in each case, arising out of or in connection with the failure of Buyer or the Buyer Corporations to make offers of employment or continue the employment of any Employee, in each case in accordance with this Agreement and as required by applicable Law, and Ashland and the Asset Selling Corporations shall bear any costs related to, and shall indemnify and hold

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harmless Buyer and the Buyer Corporations from and against, any claims made by any Employee for any Separation Benefits that arise out of the refusal of such Employee to accept an offer of employment made in accordance with this Agreement and applicable Law by, or an objection by such Employee to an automatic transfer of employment to, Buyer or a Buyer Corporation or for the liabilities associated with the agreements listed in Schedule 7.5.

(ii) Subject to Section 7.5(b)(iv), Buyer shall, or shall cause the Buyer Corporations to, provide each Transferred Employee whose employment is terminated within eighteen (18) months following the Closing Date with severance and other separation benefits substantially comparable to the severance and other separation benefits provided to such Transferred Employee by Ashland or the applicable Asset Selling Corporation as in effect as of the date of this Agreement.

(g) Allocation of Employment Liabilities. (i) Except as otherwise specifically provided in this Article VII, Ashland and the Asset Selling Corporations shall retain liability and responsibility and shall indemnify and hold Buyer and its Affiliates harmless for all employment and employee-benefit related liabilities, obligations, claims or losses (including the payment of wages, bonuses, profit share and other compensation entitlements and the provision of employee benefits and any “withdrawal liabilities” as defined in Sections 4203 or 4205 of ERISA), that relate to any period prior to the Effective Time, whether or not such liabilities, obligations, claims or losses become due before, on or after the Closing Date, that relate to (x) the Employees or (y) any individual who was formerly employed by or provided services to Ashland or any of its Affiliates and whose employment or service relationship terminated for any reason prior to the Closing Date (the “Former Employees”)(or any dependent or beneficiary of any such Employee or any such individual). Except as otherwise specifically provided in this Article VII, effective as of the Effective Time, Buyer or a Buyer Corporation shall assume and be solely responsible and shall indemnify and hold Ashland and its Affiliates harmless for all employment and employee-benefits related liabilities, obligations, claims or losses that relate to the Transferred Employees (or any dependent or beneficiary of any Transferred Employee) that relate to any period on or after the Effective Time, whether or not such liabilities, obligations, claims or losses become due on or after the Closing Date, or are otherwise expressly assumed by Buyer or a Buyer Corporation pursuant to this Agreement.

(ii) Ashland and the Asset Selling Corporations shall retain all liabilities and obligations for all workers’ compensation, short- and long-term disability, medical, prescription drug, dental, vision, life insurance, accidental death and dismemberment and other welfare benefit claims incurred by Former Employees and Employees prior to the Effective Time that are covered under the terms of the applicable plans of Ashland and the Asset Selling Corporations or their respective Affiliates. With respect to claims incurred on or after the Effective Time by the Transferred Employees and their eligible dependents for workers’ compensation, short- and long-term disability, medical, prescription drug, dental, vision, life insurance, accidental death and dismemberment and other welfare benefit claims, Buyer or a Buyer Corporation shall be responsible. For these purposes, a claim shall be deemed to be incurred: (i) in the case of workers’ compensation and short- or long-term disability benefits (including related health benefits), at the time of the injury, sickness or other event giving rise to the claim for such benefits; (ii) in the case of medical, prescription drug, dental or vision benefits, at the time professional services, equipment or prescription drugs covered by the applicable plan are obtained; (iii) in the case of life insurance benefits, upon death; and (iv) in the case of accidental death and dismemberment benefits, at the time of the accident.

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(iii) The liabilities, obligations, claims and losses that are retained by Ashland and the Asset Selling Corporations pursuant to Sections 7.5(g)(i) and (ii) above are referred to herein as the “Retained Employee Liabilities.”

(h) Service Credit. Effective from and after the Effective Time, Buyer or a Buyer Corporation shall (i) recognize, for all purposes (including eligibility, vesting and benefit levels and accruals, but other than benefit accrual under a defined benefit pension plan (other than any Seller Benefit Plan that is assumed by Buyer or a Buyer Corporation)) under all plans, programs and arrangements, established or maintained by Buyer or a Buyer Corporation for the benefit of the Transferred Employees, service with Ashland or the Asset Selling Corporations and their respective Affiliates prior to the Closing Date to the extent such service was recognized under the corresponding Seller Benefit Plan covering such Transferred Employees and (ii) waive any pre-existing condition exclusion, actively-at-work requirement or waiting period under all employee health and other welfare benefit plans established or maintained by Buyer or a Buyer Corporation for the benefit of the Transferred Employees, except to the extent such pre-existing condition exclusion, requirement or waiting period would have applied to such individual under the corresponding Seller Benefit Plan immediately prior to the Closing, and (iii) provide full credit for any co-payments, deductibles or similar payments made or incurred prior to the Closing Date for the plan year in which the Closing occurs.

(i) Accrued Vacation. Except as otherwise required under applicable Law, as of 12:01 a.m. on the Closing Date, Buyer or a Buyer Corporation shall assume and honor all vacation days and paid time off days accrued but not yet taken by the Transferred Employees as of the Closing Date, to the extent reflected in the Agreed Closing Account (it being understood that Buyer or a Buyer Corporation may deduct from the number of vacation days and paid time off days made available to any such Employee the number of days of vacation or paid time off previously taken by such Employee in the applicable year).

(j) Bonuses. Within 120 days following the Closing Date, Ashland and the Asset Selling Corporations shall make any payments to the Transferred Employees pursuant to any variable pay, bonus, cash performance and incentive plans in respect of the period prior to the Closing Date. Following the Closing Date, Transferred Employees shall participate in any variable pay, bonus, cash performance and incentive plans established or maintained by Buyer or a Buyer Corporation.

(k) In the case of any Employee referred to in Section 7.5(e), except as otherwise required by applicable Law or otherwise specifically provided in this Agreement, references to Closing Date in Sections 7.5(g) through (j) shall instead be deemed to refer to the date such Employee became a Transferred Employee.

(l) 401(k) Plan. If Buyer or a Buyer Corporation maintains or establishes a defined contribution plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (“Buyer’s 401(k) Plan”), Buyer or a Buyer Corporation shall permit each Transferred Employee participating in a Seller Benefit Plan that is a defined contribution

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plan with a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (“Seller’s 401(k) Plan”) to effect, and Buyer or a Buyer Corporation agrees to cause Buyer’s 401(k) Plan to accept, in accordance with applicable law, a “direct rollover” (within the meaning of Section 401(a)(31) of the Code) of his or her account balances (including earnings thereon through the date of transfer and promissory notes evidencing all outstanding loans) under Seller’s 401(k) Plan if such rollover to Buyer’s 401(k) Plan is elected in accordance with applicable law by such Transferred Employee, subject to each of Ashland’s or the Asset Selling Corporation’s and Buyer’s reasonable satisfaction that Seller’s 401(k) Plan or Buyer’s 401(k) Plan, as applicable, is in compliance with all applicable Laws and that such plan continues to satisfy the requirements for a qualified plan under Section 401(a) of the Code and that the trust that forms a part of such plan is exempt from tax under Section 501(a) of the Code. Upon completion of a direct rollover of a Transferred Employee’s account balances, as described in this Section 7.5(l), Buyer or a Buyer Corporation and Buyer’s 401(k) Plan shall be fully responsible for all benefits relating to past service of such Transferred Employee and none of Ashland, the Asset Selling Corporations and Seller’s 401(k) Plan shall have any liability whatsoever with respect to such benefits.

(m) WARN Act. Buyer agrees to provide, or cause its Affiliates to provide, any required notice under WARN and any similar federal, state or local Law or regulation, and to otherwise comply with WARN and any other similar Law or regulation, in each case with respect to any “plant closing” or “mass layoff” (as defined in WARN) or group termination or similar event affecting Employees (including as a result of the consummation of the transactions contemplated by this Agreement) and occurring on and after the Effective Time. None of Buyer or any of its Affiliates shall take any action after the Closing that would cause any termination of employment of any Employees that occurs before the Effective Time to constitute a “plant closing” or “mass layoff” or group termination under WARN or any similar federal, state or local Law or regulation, or to create any liability or penalty to Ashland or any Asset Selling Corporation for any employment terminations under applicable Law.

(n) Employee Consultations. Ashland and the Asset Selling Corporations shall fully comply with all of its or their obligations (however arising) to inform and consult with, and in respect of, the Employees of the Business, whether the same arises under a Union Contract or applicable Law. To the extent such communications occur in writing, Ashland and the Asset Selling Corporations will provide a copy to Buyer at the time such communications occur and will provide Buyer any written responses to said communications promptly after the time they are received. Buyer or Buyer’s Affiliates shall fully comply with all of its or their obligations (however arising) to inform and consult with, and in respect of, the Employees of the Business, whether the same arises under a Union Contract or applicable Law. To the extent such communications occur in writing, Buyer and Buyer’s Affiliates will provide a copy to Ashland at the time such communications occur and will provide Ashland any written responses to said communications promptly after the time they are received.

(o) Union Contracts. From and after the Closing, Buyer shall, and shall cause the Buyer Corporations to, comply with any applicable labor, employment and retirement Laws with respect to the Transferred Employees, and shall recognize any collective bargaining units representing the Transferred Employees that are recognized as of immediately prior to the Closing.

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(p) Retained Non-U.S. Ashland Pension Plans. Ashland or the applicable Asset Selling Corporation shall retain or shall cause to be retained all assets and liabilities under each Retained Non-U.S. Ashland Pension Plan and shall make payments to Employees with vested rights thereunder in accordance with the terms of such plan and applicable Law. With respect to each Retained Non-U.S. Ashland Pension Plan, as of the applicable date the applicable Employees become Transferred Employees, each Transferred Employee shall cease active participation in such Retained Non-U.S. Ashland Pension Plan, and service performed for, and compensation earned from, any employer, other than Ashland, the Asset Selling Corporations and their predecessors, shall not be taken into account for any purpose under such Retained Non-U.S. Ashland Pension Plan, unless required by Law.

(q) Transferred Non-U.S. Ashland Pension Plan. With respect to each Transferred Non-U.S. Ashland Pension Plan, Buyer, a Buyer Corporation or the applicable pension plan of Buyer or a Buyer Corporation shall assume all liabilities for all accrued benefits under such plan, as of the Effective Time, and in accordance with the terms of applicable Law. Following any such transfer of liabilities, none of Ashland or any Asset Selling Corporation shall have any further liability for any accrued benefits under such plan. If any assets with respect to any Transferred Non-U.S. Ashland Pension Plan are required by applicable Law to be transferred to Buyer in connection with the transfer of liabilities, such assets shall be transferred pursuant to applicable Law.

(r) Vesting of Retirement Plans. Prior to the Closing Date, Ashland or the applicable Asset Selling Corporations shall take all necessary actions to fully vest all accrued accounts, benefits or payments each Transferred Employee may be entitled to receive under all Seller Benefit Plans that are non-qualified retirement plans or arrangements and any Seller 401(k) Plan, to the extent not already vested.

(s) No Third Party Beneficiaries. The provisions of this Section 7.5 are solely for the benefit of the respective parties to this Agreement and nothing in this Section 7.5, express or implied, shall confer upon any Employee, or legal representative or beneficiary thereof, any rights or remedies, including any right to employment or continued employment for any specified period, or compensation or benefits of any nature or kind whatsoever under this Agreement. Nothing in this Section 7.5, express or implied, shall be (i) deemed an amendment of any plan providing benefits to any Employee, or (ii) construed to prevent Buyer from terminating or modifying to any extent or in any respect any benefit plan that Buyer may establish or maintain.

Section 7.6. Financing.

(a) Buyer shall, and shall cause Sponsor to, use reasonable best efforts to take, or cause to be taken, all appropriate action, do, or cause to be done, all things necessary, proper or advisable under applicable Law, and to execute and deliver, or cause to be executed and delivered, such instruments and documents as may be necessary, proper or advisable to arrange and obtain the Financing as promptly as reasonably practicable on the terms (including the “market flex” provisions) and subject only to the conditions described in the Commitment Letters and Fee Letter, including, in the case of the Debt Financing, (i) to negotiate and enter into definitive agreements (the “Definitive Agreements”) with respect to the Debt Financing on the

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terms (including the “market flex” provisions) and subject only to the conditions contained in the Debt Commitment Letter and Fee Letter (without regard to any adverse impact on any of Buyer’s corporate default or equivalent credit ratings (whether by Moody’s, Standard & Poor’s or other recognized credit rating agencies)) or on such other terms as Buyer and the Lenders shall agree so long as the terms of the Definitive Agreements (w) do not reduce the aggregate amount of the Debt Financing to below $600,000,000, (x) do not contain additional or modified conditions or other contingencies to the funding of the Debt Financing than those contained in the Debt Commitment Letter, and (y) are otherwise not reasonably likely to impair or delay the Closing or the date on which the Debt Financing would be obtained, (ii) to satisfy (or obtain the waiver of) on a timely basis all conditions to obtaining the Financing applicable to Buyer or its Affiliates set forth in the Debt Commitment Letter and the Definitive Agreements, (iii) to comply in all material respects with its obligations under the Debt Commitment Letter (or obtain the waiver of such obligations) and (iv) to consummate the Debt Financing contemplated by the Debt Commitment Letter and the Fee Letter (including the “market flex” provisions) at the Closing, including by using its reasonable best efforts to cause the Lenders to fund the Debt Financing. Buyer shall cause the Sponsor Fund to fund the Equity Financing at the Closing pursuant to the terms and conditions of the Equity Commitment Letter.

(b) Buyer shall give Ashland prompt notice upon becoming aware of any material breach of any Commitment Letter or Definitive Agreement (if a Definitive Agreement is executed prior to Closing) by a party to such Commitment Letter or Definitive Agreement or any termination of any Commitment Letter, Fee Letter or Definitive Agreement (if a Definitive Agreement is executed prior to Closing). Buyer shall keep Ashland informed on a timely basis and in reasonable detail of the status of its efforts to arrange the Financing and any material developments relating to the Financing and shall provide to Ashland, upon its request, copies of the Definitive Agreements and any other agreements in respect of the Financing (provided that Buyer may redact the amount of any fee, including in any “market flex” provisions, in any Fee Letter). Further, Buyer shall not agree to or permit any amendment, supplement or other modification of, or waive any of its rights under, any Commitment Letter, Fee Letter or any Definitive Agreement without Ashland’s prior written consent, except that Buyer may amend, supplement or modify the Debt Commitment Letter, Fee Letter or Definitive Agreement if such amendment, supplement or modification (i) does not reduce the aggregate amount of the Debt Financing, (ii) does not contain additional or modified conditions or other contingencies to the funding of the Debt Financing relative to those contained in the Debt Commitment Letter, and (iii) is otherwise not reasonably likely to impair or delay the Closing or the date on which the Debt Financing would be obtained; provided, however, that Buyer shall notify Ashland in writing of any such amendment, supplement or other modification of, or waiver of any of its rights under, any Commitment Letter or any Definitive Agreement no later than the time such amendment, supplement, modification or waiver is agreed. Buyer shall refrain from taking, directly or indirectly, any action that is reasonably likely to result in the failure of any of the conditions contained in any Commitment Letter or any Definitive Agreement.

(c) Notwithstanding anything herein to the contrary, at the Buyer’s option after the date of this Agreement but prior to Closing, one or more Commitment Letters may be superseded by replacement commitments (other than amounts that are replaced by Buyer’s cash on hand) from alternate sources (such portion from alternate sources, the “Alternate Financing”) on terms and conditions that will enable Buyer to consummate the Contemplated Transactions and that are

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not less favorable in the aggregate to Buyer and Ashland than those contained in the Commitment Letters and Fee Letter; provided that such Alternate Financing shall not (i) be subject to any additional or materially modified conditions or other contingencies to the funding of the Financing than those contained in the Commitment Letters or (ii) otherwise be reasonably likely to impair or delay the Closing or the date on which the Financing would be obtained. Buyer shall deliver to Ashland complete and correct copies of all amendments, supplements, other modifications or agreements pursuant to which any Alternate Financing shall be made available to Buyer. In the event all or any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter, Buyer shall immediately notify Ashland and Buyer shall use its reasonable best efforts to obtain promptly any such unavailable amount in the form of Alternate Financing.

(d) Prior to the Closing, Ashland shall use its reasonable best efforts to provide, and shall cause its Affiliates and representatives to use reasonable best efforts to provide, in connection with the arrangement of the Debt Financing, all reasonable cooperation requested by Buyer that is customary in connection with the arrangement of debt financing for transactions that are substantially similar to the Contemplated Transactions (provided that such requested cooperation does not (x) unreasonably interfere with the ongoing operations of Ashland or any of its Affiliates, (y) cause any representation, warranty, covenant or other term in this Agreement to be breached or (z) cause any closing condition set forth in Article 4 to fail to be satisfied), including using its reasonable best efforts to (i) furnish the Financing Sources with financial and other pertinent information regarding Ashland and its subsidiaries to be used by Buyer in providing the Financing Sources with the information identified in paragraphs 5 and 6 of Exhibit D of the Debt Commitment Letter (all such information, the “Required Information”) (provided that Ashland may deliver to Buyer one or more written notices stating when it believes it has completed delivery of the Required Information (each, a “Delivery Notice”) and, unless Buyer in good faith reasonably believes Ashland has not completed delivery of the Required Information and, within three Business Days after the delivery of the latest Delivery Notice, has delivered a written notice to Ashland to that effect (stating which Required Information has not been delivered), the date identified in Ashland’s latest Delivery Notice shall be the date of delivery of the Required Information) and any supplements to the Required Information reasonably requested by Buyer during the Marketing Period; (ii) provide information (including records, journal entries and other data) in a format and for the historical period of time that allows for the accurate calculation of collateral availability under customary audits and examinations of accounts receivable and inventory conducted by asset backed lenders; (iii) participate in a reasonable number of meetings, drafting sessions, road shows (it being understood that participation in road shows shall be limited to key members of senior management of the Business), rating agency presentations and due diligence sessions and sessions with rating agencies; (iv) furnish Buyer for distribution to the Financing Sources as promptly as practicable with pertinent information regarding the Business as is customary in connection with the Debt Financing and any security required therefor, including providing, as promptly as practicable following a request therefor, monthly financial and operating data relating to the Business that is reasonably requested by Buyer and of a type similar to the monthly financial and operating data previously delivered to Buyer; (v) assist Buyer and the Financing Sources in the preparation of (A) a customary offering document for any of the Debt Financing; and (B) materials for rating agency presentations; (vi) use reasonable best efforts to obtain current surveys, title commitments, title insurance and such UCC, bankruptcy, litigation and similar lien searches

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(collectively, “Title and Survey Information”) reasonably requested by Buyer and consistent with the requirements of Buyer or its lenders; (vii) take all corporate actions, subject to the consummation of the Closing, reasonably requested by Buyer to permit the consummation of the Debt Financing and to permit the proceeds thereof to be made available to Buyer; (viii) cause the appropriate authorized representatives of Ashland to execute and deliver any pledge and security documents, definitive financing documents or other certificates or documents as may be reasonably requested by Buyer or otherwise facilitate the pledging of Collateral (as defined in the Debt Commitment Letter) for delivery at the consummation of the Financing on and as of the Closing (unless otherwise specified); (ix) cause the appropriate authorized representatives of Ashland to execute and deliver any credit agreements or indentures or other definitive financing documents on terms satisfactory to Buyer on and as of the Closing; (x) provide, if requested by Buyer, authorization letters to the Financing Sources authorizing the distribution of information to prospective lenders; (xi) cooperate reasonably with the Financing Sources’ due diligence, to the extent customary and reasonable; (xii) obtain accountant’s comfort letters and legal opinions reasonably requested by Buyer and customary for financings similar to the Financing; (xiii) at least five (5) days prior to the Closing (provided that the request by Buyer for such information is received by Ashland at least ten (10) Business Days prior to the Closing), providing all documentation and other information about Ashland and each of its Subsidiaries as is reasonably requested in writing by Buyer which relates to applicable “know your customer” and anti-money laundering rules and regulations including without limitation the USA PATRIOT ACT and (xiii) take all actions reasonably necessary to (A) permit (subject, for the avoidance of doubt, to the confidentiality obligations set forth herein) the Financing Sources to evaluate Ashland’s inventory, current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements (including conducting the commercial financing examination and inventory appraisal contemplated by the Debt Financing Commitment within the time frame described therein; provided that (x) information and documents provided by Ashland and the Asset Selling Corporations that are delivered to agents and lenders under the Debt Commitment Letter and their representatives shall be subject to customary arrangements for confidentiality that are substantially similar to the provisions in the Confidentiality Agreement, including Buyer providing prior written notice of disclosure to Ashland, (y) none of Ashland or any of its Affiliates shall be required to pay any commitment or other fee or incur any other liability or obligation in connection with the Debt Financing or to take any action that would be prohibited by any applicable Law or cause a default of, or breach under, or otherwise violate any Material Contract and (z) no obligations of Ashland or any of its Affiliates under any certificate, document or instrument delivered pursuant to this Section 7.6(d) (other than the authorization letter referred to above) shall be effective until the Effective Time. Buyer shall promptly, upon request by Ashland, reimburse Ashland for all out-of-pocket costs and expenses (including attorneys’ fees) incurred by Ashland or any of its Affiliates (except for any costs and expenses incurred prior to the date hereof in connection with obtaining the Title and Survey Information) in connection with the cooperation of Ashland and its Affiliates contemplated by this Section 7.6(d) and shall, on a joint and several basis, indemnify and hold harmless Ashland and its Affiliates and their respective directors, officers, employees and representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the arrangement of the Debt Financing and any information used in connection therewith. Any information provided by Ashland in connection with seeking the Financing shall be prepared in good faith.

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(e) If (i) any portion of the Debt Financing structured as privately offered notes has not been received by Buyer by the time that all of the conditions to the Closing in Article 4 (other than the condition set forth in Section 4.1(d) and other than those conditions that by their nature are to be satisfied at the Closing) shall have been satisfied or (to the extent permitted by applicable Law) waived and the Marketing Period has expired and (ii) the bridge facilities contemplated by the Debt Commitment Letter are available, then Buyer shall borrow under such bridge facilities, and cause the proceeds of such borrowing to replace such privately offered note financing, no later than the date on which the conditions in Article 4 (other than the condition set forth in Section 4.1(d) and other than those conditions that by their nature are to be satisfied at the Closing) shall have been satisfied or (or to the extent permitted by applicable Law) waived and the Marketing Period has expired.

(f) Buyer acknowledges and agrees that its obligation to consummate the Contemplated Transactions on the terms and subject to the conditions set forth herein are not conditioned upon the availability or consummation of the Financing or receipt of the proceeds therefrom.

For purposes of this Section 7.6 and Section 11.17, (i) the terms “Debt Financing”, “Equity Financing” and “Financing” shall also be deemed to include any Alternate Financing, (ii) the terms “Debt Commitment Letter”, “Equity Commitment Letter”, “Commitment Letter” and “Fee Letter” shall also be deemed to include any commitment letter (or similar agreement) or fee letter, as applicable, with respect to such Alternate Financing as well as any commitment letter (or similar agreement) or fee letter, as applicable, as amended, supplemented or modified in accordance with this Section 7.6 and (iii) the term “Lender” shall also be deemed to include any lender under any Alternate Financing.

Section 7.7. Non-competition; Non-solicitation.

(a) The parties hereto acknowledge and agree that Ashland and its Affiliates are engaged in the business of providing services in the specialty chemicals and thermoplastics industries through various channels to market and that, in connection with these services, Ashland and the Asset Selling Corporations market, package and distribute Self-Manufactured Chemicals, Blended Chemicals, Third Party Chemicals and Third Party Non-Chemicals.

(b) Subject to the provisions of this Section 7.7(b), Ashland agrees that for a period of three (3) years from the Closing Date, neither Ashland nor any controlled Affiliate of Ashland shall develop a new business unit that would, directly or indirectly, engage, in any geographic territory in which any portion of the Business is conducted as of the Closing Date, in any business, the primary purpose of which is to establish and maintain a logistical network for the primary purpose of (i) marketing, packaging or distributing Third Party Chemicals, (ii) compounding, marketing, packaging or distributing Third Party Thermoplastics and/or (iii) collecting, recovering, recycling and disposing of hazardous and non-hazardous waste (each, a “Competitive Activity”); provided, however, that it shall not be deemed to be a violation of this subsection for Ashland or any of its Affiliates:

(i) to invest in any Person which invests in, manages or operates a Competitive Activity, so long as Ashland’s or its Affiliate’s investment is less than 15% of the outstanding ownership interest in such Person and Ashland does not control or conduct such Person or Competitive Activity;

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(ii) to acquire (x) any entity set forth on Schedule 7.7 or (y) a Competitive Activity (or a third party engaging in such Competitive Activity) by merger or a purchase of shares or assets of a third party so long as the annual Operating Income of such third party attributable to such Competitive Activity for the most recent fiscal year of such third party preceding the acquisition do not exceed 15% of the aggregate annual Operating Income during such period for all of the businesses or operations acquired from such third party; provided, however, that, in the case of this clause (y), in the event of any such acquisition where the aggregate annual Operating Income related to the Competitive Activity exceed 15% of such aggregate annual Operating Income, Ashland shall be required to attempt to divest such excess portion of the Competitive Activity at such price and on such terms as Ashland deems commercially reasonable.

(iii) to own any securities through any employee benefit plan;

(iv) to perform any Competitive Activity for the benefit of Buyer or any of its Affiliates, including the performance of any Competitive Activity required or contemplated by this Agreement or any Ancillary Agreement.

(c) For the avoidance of doubt and notwithstanding anything to the contrary herein it shall be understood and agreed by the parties that Ashland or any of the Asset Selling Corporations may continue to engage in any business (or than the Business) that is conducted as of the Closing Date, including the right to market, package or distribute automotive lubricants, chemicals, appearance products, antifreeze for the automotive and truck after market; products that are primarily designed to modify the properties of aqueous systems; specialty chemical products and functional, process and water treatment chemistry to the paper, pulp, chemical, commercial and institutional, food and beverage, mining and municipal industries; and specialty chemicals and customized services to the building and construction, transportation, metal casting, packaging and converting and marine markets.

(d) Notwithstanding anything to the contrary, the foregoing covenant shall not apply with respect to any Person that acquires an interest in all or any portion of the stock or assets of Ashland or any of its Affiliates and whether or not prior to such acquisition such Person was already engaged in a Competitive Activity.

(e) For the avoidance of doubt and notwithstanding anything to the contrary herein, it shall be understood and agreed by the parties that if the annual Operating Income from the marketing, packaging or distribution of (i) Third Party Chemicals of any Ashland business unit does not exceed 20% of its annual Operating Income or (ii) Third Party Thermoplastics of any Ashland business unit does not exceed 15% of its annual Operating Income, as applicable, such Ashland business unit shall be deemed to not be engaged in a Competitive Activity.

(f) Neither Ashland nor its Affiliates shall solicit for employment (whether as an employee, consultant or temporary employee) any Transferred Employee who is hired by Buyer; provided, however, that in each case this Section 7.7(e) shall not apply if (i) any such Transferred

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Employee has been terminated by Buyer or any of its Affiliate, (ii) any such Transferred Employee contacts Ashland or any of its Affiliates in response to a solicitation for employment made to the public in general, or other method not specifically directed toward any Transferred Employees or (iii) Ashland or any of its Affiliates is required to hire such Transferred Employees by applicable Law, collective bargaining agreement or works council agreement.

(g) Except as set forth in Section 10 of the Transition Services Agreement, from and after the Closing for a period of two (2) years following the Closing, from and after the Closing for a period of two (2) years following the Closing, neither Buyer nor the Buyer Corporations shall solicit for employment (whether as an employee, consultant or temporary employee) any employee of Ashland or any of its Affiliates whether (i) employed by Ashland or any of its Affiliates as of the Closing Date and who is not a Transferred Employee (the “Non-Transferred Employees”) or (ii) hired by Ashland or any of its Affiliates after the Closing Date (the “Post-Closing Hires” and collectively with the Non-Transferred Employees, the “Post-Closing Ashland Employees”); provided, however, that in each case this Section 7.7(f) shall not apply if (i) any such Post-Closing Ashland Employee has been terminated by Ashland or any of its Affiliates or (ii) any such Post-Closing Ashland Employee contacts Buyer or any of the Buyer Corporations in response to a solicitation for employment made to the public in general, or other method not specifically directed toward any Post-Closing Ashland Employees.

(h) For purposes of this Section 7.7, the following terms shall have the meanings set forth below:

“Blended Chemicals” shall mean Chemicals resulting from the blending or other processing of third party manufactured Chemicals with or without Self-Manufactured Chemicals.

“Chemicals” shall mean the products identified in clauses (i) and (ii) of the definition of Business set forth in Section 1.1.

“Operating Income” shall mean earnings before interest, income taxes and extraordinary items, all calculated and determined in accordance with GAAP as applied, on a consistent basis, by Ashland.

“Self-Manufactured Chemicals” shall mean Chemicals wholly manufactured directly by Ashland and its Affiliates or through third-party contractors using Ashland’s technology.

“Thermoplastics” shall mean the products identified in clause (iii) of the definition of Business set forth in Section 1.1.

“Third Party Chemicals” shall mean Chemicals wholly manufactured or processed by third parties

“Third Party Non-Chemicals” shall mean products other than Chemicals that are wholly manufactured or processed by third parties and used in conjunction with the distribution of Self-Manufactured Chemicals and Blended Chemicals.

“Third Party Thermoplastics” shall mean Thermoplastics wholly manufactured, compounded or processed by third parties.

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Section 7.8. Litigation Support.

Buyer and any Affiliate of Buyer that owns, leases or uses or has owned, leased or used any Conveyed Asset, has or had Liability for any Assumed Liability or otherwise participates or participated in the operation of Buyer’s specialty chemical distribution business, on the one hand, and Ashland, the Asset Selling Corporations and each of their Affiliates, on the other hand, will cooperate with each other in the defense or settlement of any Liabilities or Proceedings involving the Business for which they have responsibility under this Agreement by providing the other party and such other party’s legal counsel and other Persons reasonable access to Employees, records, documents, data, equipment, facilities, products, parts, prototypes and other information regarding the Business and its products as such other party may reasonably request, to the extent maintained or under the possession or control of the requested party. The requesting party shall reimburse the other party for its reasonable out-of-pocket expenses paid to third parties in performing its obligations under this Section 7.8.

Section 7.9. Further Assurances.

(a) From and after the Closing Date, and from time to time at the request of the other party, Buyer shall, and shall cause any Affiliate of Buyer that owns, leases or uses or has owned, leased or used any Conveyed Asset, has or had Liability for any Assumed Liability or otherwise participates or participated in the operation of Buyer’s specialty chemical distribution business to, and Ashland shall, and shall cause the relevant Asset Selling Corporations and other Affiliates to, without further consideration, execute and deliver such instruments of transfer, conveyance, assignment and assumption, in addition to the Implementing Agreements, and take such other action as may reasonably be necessary to consummate the Contemplated Transactions or to give effect to the transactions contemplated by the Ancillary Agreements.

(b) If any Conveyed Asset is damaged by fire or other casualty occurring following the date hereof and prior to the Closing, the parties shall nonetheless consummate the transactions in accordance with this Agreement, without any liability or obligation on the part of Ashland or any Asset Seller Corporation by reason of such casualty. Ashland shall or shall cause the applicable Asset Selling Corporation to, on the Closing Date, (i) assign and remit to Buyer or the applicable Buyer Corporation without representation, warranty or recourse, and Buyer or the applicable Buyer Corporation shall be entitled to receive and keep, the net proceeds of any award or other proceeds under any relevant insurance policy which may have been collected by Ashland or the applicable Asset Selling Corporation, as the case may be, as a result of such casualty less the reasonable expenses incurred by Ashland or the applicable Asset Selling Corporation in obtaining such award or proceeds and in actually repairing or restoring such Conveyed Asset, or (ii) if no award or other proceeds shall have been collected, deliver to Buyer or applicable Buyer Corporation an assignment of Ashland’s or the Asset Seller Corporation’s, as applicable, right to any such award or other proceeds which may be payable to Ashland or the applicable Asset Seller Corporation as a result of such casualty without representation, warranty or recourse.

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Section 7.10. Refunds and Remittances.

(a) Ashland and Buyer will work together to reconcile the settlement of Assumed Liabilities and Retained Liabilities which relate to periods both before and after the Closing Date. Such expenses shall be allocated between Ashland and Buyer based on the number of days such party owned the Conveyed Assets during the period in question. Ashland will promptly reimburse Buyer for expenses paid by Buyer that relate to the period prior to the Effective Time and Buyer will promptly reimburse Ashland for expenses paid by Ashland that relate to the period after the Effective Time.

(b) To the extent that Ashland, any Asset Selling Corporation or any of their Affiliates on the one hand, and Buyer, any Buyer Corporation or any of their Affiliates, on the other, (i) receives any payment to which the other party is entitled (including with respect to any Allocated Accounts Receivable), each of Buyer and Ashland agrees to promptly remit the proceeds to the designated bank account of Ashland or Buyer, as appropriate, and (ii) makes a payment to a third-party on behalf of the other party (including with respect to any Allocated Accounts Payable), each of Buyer and Ashland agrees to promptly reimburse Ashland or the Buyer, as applicable, by depositing an equal amount in the bank account designated by such reimbursed party.

Section 7.11. Replacement of Credit Support Obligations

(a) Buyer recognizes that Ashland and certain of its Affiliates and third parties have provided credit support to the Business or the Conveyed Assets (i) other than with respect to the Retained Remediation Liabilities, pursuant to the Credit Support Obligations set forth on Schedule 7.11(a)-i and that Ashland may supplement the Credit Support Obligations listed on Schedule 7.11(a)-i from time to time prior to Closing to include any additional Credit Support Obligations entered into in the ordinary course of the Business and consistent with past practice and (ii) with respect to the Retained Remediation Liabilities, pursuant to the Credit Support Obligations set forth on Schedule 7.11(a)-ii and that Ashland may supplement the Credit Support Obligations listed on Schedule 7.11(a)-ii from time to time prior to the Closing to include (or provide notice to Buyer after the Closing regarding) any additional Credit Support Obligations entered into in the ordinary course of the Business or in connection with Ashland’s indemnification obligations pursuant to Section 9.1(c) herein and consistent with past practice.

(b) With respect to the Credit Support Obligations set forth on Schedule 7.11(a)-i, on the Closing Date or, if later, upon assumption of the underlying Contract by Buyer or a Buyer Corporation, Buyer agrees to provide replacement guarantees, letters of credit, surety bonds or other assurances of payment in form and substance reasonably satisfactory to Ashland and the respective banks or other counterparties, and Buyer and Ashland shall cooperate to obtain any necessary release in form and substance reasonably satisfactory to Buyer and Ashland with respect to all such Credit Support Obligations.

(c) With respect to each Credit Support Obligation set forth on Schedule 7.11(a)-ii or noticed to Buyer after the Closing, Ashland agrees to maintain such guarantees, letters of credit, surety bonds or other assurances of payment in form and substance reasonably satisfactory to the

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respective banks or other counterparties until such time as Ashland’s obligations to indemnify Buyer for the related Retained Remediation Liabilities under Section 9.1(c) terminate pursuant to the terms and conditions of Sections 9.5(c)(iv), 9.6(c)(i), 9.6(d) or such time as Ashland is no longer required to maintain any such Continuing Credit Support Obligation. Within one hundred eighty (180) days following the termination of Ashland’s indemnification obligations under Sections 9.6(c)(i) or 9.6(d), Buyer agrees to provide replacement guarantees, letters of credit, surety bonds or other assurances of payment in form and substance reasonably satisfactory to Ashland and the respective banks or other counterparties, and Buyer and Ashland shall cooperate to obtain any necessary release in form and substance reasonably satisfactory to Buyer and Ashland with respect to each such Continuing Credit Support Obligation.

(d) If Buyer is not successful, for any reason, in obtaining the complete and unconditional release of Ashland and its Affiliates from any Credit Support Obligation (i) set forth on Schedule 7.11(a)-i by the Closing Date or (ii) set forth on Schedule 7.11(a)-ii or noticed to Buyer after the Closing as provided in Section 7.11(c) (each such Credit Support Obligation, until such time as such Credit Support Obligation is released in accordance with Section 7.11(b) or (c), a “Continuing Credit Support Obligation”), then:

(i) Buyer shall continue to use its reasonable best efforts to obtain promptly the complete and unconditional release of Ashland and its Affiliates from each Continuing Credit Support Obligation until such release is obtained; and

(ii) Buyer shall indemnify Ashland and its Affiliates for any demand or draw upon, or withdrawal from, any Continuing Credit Support Obligation or any cash or other collateral posted by Ashland or its Affiliates in connection with or in the place of any such Continuing Credit Support Obligation and for the carrying costs of any cash collateral not replaced by Buyer, the fronting fee costs, and any other out-of-pocket third party costs and expenses resulting from each such Continuing Credit Support Obligation.

Section 7.12. Access, Information and Documents.

(a) From and after the date hereof and to the Closing, upon reasonable advance notice from Buyer of not less than five (5) Business Days, Ashland shall, and shall cause the Asset Selling Corporations to, to the extent permitted by Law, permit Buyer and its authorized representatives to have reasonable access, during regular business hours, to the assets, Employees, facilities, Contracts, books and records and other documents and data relating exclusively to the Business (other than the Excluded Assets), including such access necessary to consummate the Debt Financing; provided, however, that no such access (or related activities or investigations) shall unreasonably interfere with Ashland’s or the Asset Selling Corporations’ normal operation of their respective businesses, including the Business; provided, further, that all information received by Buyer or its representatives and given by or on behalf of Ashland and the Asset Selling Corporations in connection with this Agreement and the Contemplated Transactions will be held by Buyer and its Affiliates and representatives as confidential information pursuant to the terms of the Confidentiality Agreement.

(b) The covenants in paragraph (a) will not require Ashland or any Asset Selling Corporation to provide Buyer or its representatives with access to any document or other

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communication that Ashland believes in good faith may be subject to any contractual confidentiality obligation or that may be covered by any attorney-client work product or similar privilege, or to permit Buyer or its representatives to conduct any Environmental Tests, including soil, water, air or other sampling or testing, at or relating to the Conveyed Real Property.

(c) From and after the date hereof and to the Closing, without the prior written consent of Ashland, which consent may be withheld by Ashland in its sole discretion for any reason or no reason, neither Buyer nor any of its Affiliates shall contact any suppliers to, or Employees (except pursuant to paragraph (a)) or customers of, the Business in connection with or pertaining to any subject matter of this Agreement.

(d) From and after the date hereof and to the Closing, Ashland shall, and shall cause the Asset Selling Corporations to, provide the Buyer copies of any amendments or modifications to any Real Property Lease.

Section 7.13. Conduct of Business.

From and after the date hereof and to the Closing, except (a) as otherwise contemplated or permitted by this Agreement (including on Schedule 7.13), (b) in connection with necessary repairs due to breakdown or casualty, or other actions taken in response to a business emergency or other unforeseen operational matters, (c) as required by Law, Order or any Governmental Authorization or existing Contract, or (d) as Buyer shall otherwise consent in writing, which consent shall not be unreasonably withheld, conditioned or delayed, Ashland will:

(i) conduct the Business in the ordinary and usual course of day-to-day operations, substantially consistent in nature, scope and magnitude with the past practices, and to the extent so consistent, Ashland shall use its commercially reasonable efforts to preserve the Business organization intact and maintain its existing relations and goodwill with customers, suppliers, creditors, Employees, lessors and agents;

(ii) not incur, create or assume any Encumbrance with respect to any Conveyed Asset other than Permitted Encumbrances;

(iii) not acquire or dispose of any material Conveyed Asset outside of the ordinary and usual course, except consistent with past practice;

(iv) not amend the terms of any lease agreements relating to any of the Leased Real Property set forth in Schedule 5.8(b)(i) in a manner materially adverse to the Business; and

(v) not enter into any collective bargaining agreement or any other material contract with any labor union or other material employee consultation or similar material agreement relating to the Employees;

(vi) except (A) in the ordinary course of business consistent with prior practice, (B) as would relate to a substantial number of similarly situated employees of Ashland and the Asset Selling Corporations, other than the Employees, (C) for the entry into new agreements or arrangements or increases in benefits or payments, in each case for newly hired or promoted employees that have a value that is consistent with the prior practice of making

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compensation and benefits available to newly hired or promoted employees in similar positions, (D) as required pursuant to the terms of any Seller Benefit Plan or other written agreement in effect on the date of this Agreement, (E) for any actions for which Ashland and the Asset Selling Corporations shall be solely obligated or (F) as set forth in Schedule 7.13, not enter into any new material compensatory plan, agreement or arrangement for the benefit of any Employee or in which any Employee participates (including any Seller Benefit Plan) or materially increase the compensation or benefits of any Employee; and

(vii) not agree to take any of the foregoing actions.

Section 7.14. No Use of Ashland Retained Names.

(a) On and after the Closing Date, except as expressly provided in this Section 7.14, neither Buyer, any Buyer Corporation nor any of their respective Affiliates shall use the “Ashland,” “Ash,” “ADC”, “Ashdist” “GP” or “GPezorder” names, marks, domain names and logos (the “Retained Names”) or any name(s) similar thereto (or any derivations therefrom in any language) alone or together with other words, or logos, slogans, symbols or designs in any form, variation or manner in connection with any business that Buyer, Buyer Corporations or their respective Affiliates may thereafter conduct. On and after the Closing Date, neither Ashland, any Asset Selling Corporation nor any of their respective Affiliates shall use the “Ashland Distribution” name in connection with any business that Ashland, the Asset Selling Corporations or their respective Affiliates may thereafter conduct.

Within one hundred eighty (180) days after the Closing, Buyer shall, and shall cause its Affiliates to revise print advertising, product labeling and all other information or other materials, including any internet or other electronic communication vehicles, change signage and stationery, and otherwise discontinue use of the Retained Names; provided, however, that during such one hundred eighty (180) day period, Buyer may continue to distribute product literature that uses any Retained Names and distribute products with labeling or packaging that uses any Retained Names. In no event shall Buyer or any of its Affiliates use any Retained Names after the Closing in any manner or for any purpose different from the use of such Retained Names by Ashland prior to the Closing. With respect to the Inventory, Buyer may continue to sell such Inventory, notwithstanding that it or its labeling or packaging bears one or more of the Retained Names, for a reasonable time after the Closing (not to exceed one hundred eighty (180) days).

Section 7.15. No Shop.

Until the earlier of the Closing and the valid termination of this Agreement pursuant to Section 8.1, Ashland shall not, and shall not permit any of the Ashland Selling Corporations to, and shall instruct and use reasonable best efforts to cause its and the Ashland Selling Corporations’ respective Affiliates, directors, officers, managers, members, partners, employees, investment bankers, financial advisors, representatives or agents not to, directly or indirectly, (a) discuss or negotiate with any Person (except to notify such Person of the existence of this Section 7.15) or knowingly encourage, initiate, authorize, recommend, propose or enter into, any transaction involving a purchase, consolidation, business combination, merger or other acquisition of all or substantially all of the Business other than the transactions contemplated by this Agreement (an “Acquisition Transaction”), (b) knowingly facilitate or knowingly encourage,

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or solicit or initiate discussions, negotiations or submissions of, proposals or offers in respect of an Acquisition Transaction, (c) furnish or cause to be furnished, to any Person, any information concerning the business, operations, properties or assets of the Business in connection with an Acquisition Transaction, or (d) otherwise cooperate in any way with, or knowingly facilitate or knowingly encourage, any effort or attempt by any other Person to engage in an Acquisition Transaction.

Section 7.16. Buyer Corporations

Buyer shall use its reasonable best efforts to promptly form a legal entity to act as a Buyer Corporation in each of the jurisdictions identified in Schedule 7.16 (the “Foreign Jurisdictions”) and to seek any material authorizations and registrations in connection therewith.

ARTICLE 8.

TERMINATION

Section 8.1. Termination Events.

Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Contemplated Transactions abandoned at any time prior to the Closing:

(a) by mutual written consent of Ashland and Buyer;

(b) by Ashland if (i) Buyer shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (x) would result in the failure of a condition set forth in Section 4.1 or 4.3 and (y) (A) cannot be cured by the End Date or (B) if capable of being cured by the End Date, shall not have been cured within thirty (30) days following receipt of written notice from Ashland of such breach or failure to perform or any shorter period of time that remains between the date of such written notice and the End Date or (ii) if all of the conditions set forth in Sections 4.1 and 4.2 have been satisfied or waived (other than the condition set forth in Section 4.1(d) and other than those conditions that by their nature are to be satisfied by actions taken at the Closing) and Buyer fails to consummate the transactions contemplated by this Agreement within five Business Days following the date the Closing should have occurred pursuant to Section 3.1 and the Company stood ready and willing to consummate during such period (it being understood that, during such period of five Business Days following the date the Closing should have occurred pursuant to Section 3.1, Buyer shall not be entitled to terminate this Agreement pursuant to Section 8.1(e)(ii));

(c) by Buyer if (i) Ashland shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (x) would result in the failure of a condition set forth in Section 4.1 or 4.2 and (y) (A) cannot be cured by the End Date or (B) if capable of being cured by the End Date, shall not have been cured within thirty (30) days following receipt of written notice from Buyer of such breach or failure to perform or any shorter period of time that remains between the date of such written notice and the End Date.

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(d) by Buyer on the circumstances contemplated by Section 7.3(b); or

(e) by either Ashland or Buyer if (i) any of the conditions set forth in Section 4.1 shall have become incapable of fulfillment due to (x) the final and nonappealable entry of any Order preventing or enjoining the Contemplated Transactions or(y) the final and nonappealable entry of any Legal Restraint preventing the Contemplated Transactions or (ii) the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before April 30, 2011 or such later date as the parties may agree upon (such date, the “End Date”).

Section 8.2. Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 8.1, all obligations of the parties under this Agreement will terminate, except that the Sponsor Guarantee will survive in accordance with its terms and the obligations in Sections 7.6(d) with respect to confidentiality and expense reimbursement, 7.12(a) with respect to confidentiality, 8.2, 11.7, 11.8, 11.9,11.10 and 11.17 will survive; provided, however, that if this Agreement is terminated by Buyer pursuant to Section 8.1(c), then Buyer’s right to pursue all legal and equitable remedies will survive such termination unimpaired and nothing in this Section 8.2 shall be deemed to release Ashland from any liability for any breach of the terms, conditions, covenants and other provisions of this Agreement or to impair the right of Buyer to compel specific performance by Ashland of its obligations under this Agreement; provided, further, that if this Agreement is terminated by Ashland pursuant to Section 8.1(b), then, except for Ashland’s right to seek specific performance in accordance with Section 11.17 and Ashland’s right to enforce the Sponsor Guarantee, Ashland’s sole and exclusive remedy against Buyer or the Sponsor Fund or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate, agent or assignee of any of the foregoing or any Financing Sources for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement prior to the Closing or the failure of the Contemplated Transactions to be consummated shall be its rights under Section 8.2(b) and 8.2(c).

(b) In the event that this Agreement is terminated pursuant to Section 8.1(b), then Buyer shall promptly, but in no event later than five Business Days after the date of such termination, pay or cause to be paid to Ashland of immediately available funds by wire transfer in accordance with written instructions given by Ashland to Buyer (it being understood that in no event shall Buyer be required to pay the Buyer Fee on more than one occasion) an amount equal to $120 million (the “Buyer Fee”).

(c) The parties acknowledge that the agreements contained in Section 8.2 are an integral part of the Contemplated Transactions, and that, without these agreements, the parties would not enter into this Agreement; accordingly, if Buyer fails to promptly pay the amount due pursuant to Section 8.2(b), and, in order to obtain such payment, Ashland commences a suit that results in a judgment against Buyer for the amount set forth in Section 8.2(b) or any portion thereof, Buyer shall pay to Ashland its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on such amount or portion thereof at the Interest Rate in effect on the date such payment was required to be made through the date of payment.

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(d) Notwithstanding anything to the contrary in this Agreement, Ashland’s receipt and acceptance of the Buyer Fee, if any, pursuant to Section 8.2(b) (plus, in the case the Buyer Fee, if any, is not timely paid, the amounts described in Section 8.2(c)) and Ashland’s receipt and acceptance of the reimbursement and indemnification obligations of Buyer pursuant to Section 7.6 shall, subject to Ashland’s right to seek specific performance in accordance with Section 11.17 and Ashland’s rights under the Sponsor Guarantee, be the sole and exclusive remedy of Ashland against Buyer and any of its former, current or future stockholders, controlling persons, directors, officers, employees, general or limited partners, members, managers, Affiliates, agents or assignees or any Financing Sources for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement in this Agreement or the failure of the Contemplated Transactions to be consummated, and upon payment in full of such amounts, none of Buyer or any of its former, current or future stockholders, controlling persons, directors, officers, employees, general or limited partners, members, managers, Affiliates, agents or assignees shall have any further liability or obligation relating to or arising out of this Agreement or the Contemplated Transactions.

(e) For the avoidance of doubt, under no circumstances will Ashland or any of its Affiliates be entitled to monetary damages (which, for the avoidance of doubt, shall not include amounts owed to Ashland pursuant to the reimbursement and indemnification obligations of Buyer under Section 7.6) from any of Buyer (except to the extent provided in Sections 8.2(b) and 8.2(c)), the Sponsor Fund or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate, agent or assignee of any of the foregoing or any Financing Source as a result of any breach of any representation, warranty, covenant or agreement of Buyer arising prior to the Closing Date.

ARTICLE 9.

INDEMNIFICATION

Section 9.1. Indemnification by Ashland.

Subject to the limitations set forth in this Agreement, from and after the Closing Date Ashland shall indemnify and hold harmless Buyer and its Affiliates and each of their respective officers, directors, employees, agents, advisors or representatives (the “Buyer Indemnitees”), from and against any and all claims, actions, causes of action, judgments, awards, Liabilities, losses, costs, expenses (including reasonable legal fees and expenses), fines or damages (each, a “Loss”, collectively the “Losses”) incurred or suffered to the extent such arise or result from:

(a) any breach of any covenant or agreement of Ashland or any of its Affiliates to be performed on or prior to the Closing Date, in each case contained in this Agreement or in any Implementing Agreement or Transition Agreement delivered by Ashland or any of its Affiliates pursuant to this Agreement (including in the certificate delivered pursuant to Section 4.2(b)), or any breach or inaccuracy of any warranty or representation of Ashland contained in this Agreement; provided that the phrases “have a Material Adverse Effect” and “had a Material Adverse Effect” as used in the representations and warranties in Article 5 shall be deemed to be replaced by the phrases “be material to the Business in the aggregate” and “been material to the Business in the aggregate”, respectively;

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(b) any breach of any covenant or agreement of Ashland or any of its Affiliates to be performed after the Closing Date, in each case contained in this Agreement or in any Implementing Agreement or Transition Agreement delivered by Ashland or any of its Affiliates pursuant to this Agreement; or

(c) any Retained Liability (including Retained Tax Liabilities).

In no event shall Ashland be obligated to indemnify any Buyer Indemnitee with respect to any matter to the extent that such matter was reflected in the calculation of the adjustment to the Purchase Price, if any, pursuant to Section 2.8.

Section 9.2. Indemnification by Buyer.

Subject to the limitations set forth in this Agreement, from and after the Closing Date Buyer shall indemnify and hold harmless Ashland and its Affiliates and each of their respective officers, directors, employees, agents, advisors or representatives (the “Ashland Indemnitees”), from and against any and all Losses incurred or suffered to the extent such arise or result from:

(a) any breach of any covenant or agreement of Buyer or any of its Affiliates to be performed on or prior to the Closing Date, in each case contained in this Agreement or in any Implementing Agreement or Transition Agreement delivered by Buyer or any of its Affiliates pursuant to this Agreement, or any breach or inaccuracy of any warranty or representation of Buyer contained in this Agreement (including in the certificate delivered pursuant to Section 4.3(b));

(b) any breach of any covenant or agreement of Buyer or any of its Affiliates to be performed after the Closing Date, in each case contained in this Agreement or in any Implementing Agreement or Transition Agreement delivered by Buyer or any of its Affiliates pursuant to this Agreement;

(c) any Assumed Liability (including Assumed Tax Liabilities); or

(d) any Retained Litigation Liability or Retained Remediation Liability for which Ashland’s obligation to indemnify Buyer has terminated in accordance with Section 2.5(k), (l), and (m) (as applicable) or the terms and conditions of Sections 9.5 or 9.6.

Section 9.3. Notice of Claims.

(a) If any of the Persons to be indemnified under this Article 9 (the “Indemnified Party”) has suffered or incurred any Loss (other than one resulting from a Third Party Claim), the Indemnified Party shall so notify in writing the party from whom indemnification is sought (the “Indemnifying Party”) promptly after obtaining knowledge of such claim, describing such Loss, the amount or estimated amount thereof, if known or reasonably capable of estimation, and the method of computation of such Loss, all with reasonable specificity and containing a reference to the provisions of this Agreement, any Implementing Agreement or any Transition Agreement in respect of which such Loss shall have occurred. A failure to give notice in a timely manner pursuant to this Section 9.3(a) shall not limit the obligation of the Indemnifying Party under this Article 9: (i) except to the extent such Indemnifying Party is prejudiced thereby

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and (ii) except to the extent expenses are incurred during the period in which notice was not provided. The Indemnified Party shall reasonably cooperate and assist the Indemnifying Party in determining the validity of any claim of indemnity (including reasonable access to and copies of records and information that are reasonably relevant to such matters and the making available of employees on a mutually convenient basis for providing additional information and explanation of any material relating to such matters). If the Indemnifying Party does not notify the Indemnified Party within sixty (60) calendar days following its receipt of a notice delivered pursuant to this Section 9.3 that the Indemnifying Party disputes its liability to the Indemnified Party under this Article 9, such claim specified by the Indemnified Party in such notice shall be conclusively determined to be a liability of the Indemnifying Party.

(b) If any Proceeding is instituted by or against a third party with respect to which the Indemnified Party intends to claim any Liability or expense as a Loss under this Article 9, the Indemnified Party shall promptly following receipt by such Indemnified Party of notice of the Third Party Claim notify the Indemnifying Party in writing and in reasonable detail of such Proceeding. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly following the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. A failure to give notice and to tender the defense of the Proceeding in a timely manner pursuant to this Section 9.3(b) shall not limit the obligation of the Indemnifying Party under this Article 9: (i) except to the extent such Indemnifying Party is prejudiced thereby, and for this purpose, any failure to give notice and to tender the defense that results in the Indemnifying Party not controlling or participating in such Proceeding shall be deemed to prejudice the Indemnifying Party, (ii) except to the extent expenses are incurred during the period in which notice was not provided, and (iii) except as provided by Section 9.4 below.

Section 9.4. Third Party Claims.

(a) The Indemnifying Party under this Article 9 shall have the right, but not the obligation, to conduct and control, through counsel of its choosing, the defense or prosecution, as applicable, of any third party claim, action or suit for which indemnity may be sought under Section 9.1 or 9.2 (a “Third Party Claim”), and the Indemnifying Party may compromise or settle the same; provided that the Indemnifying Party shall give the Indemnified Party advance notice of any proposed compromise or settlement; provided, further, that the Indemnifying Party will not, in defense of such Third Party Claim, except with the consent of the Indemnifying Party (which consent will not be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement (i) which provides for any relief other than the payment of monetary damages and/or (ii) which does not include as an unconditional term thereof the giving by the third party claimant to the Indemnified Party of a release from all liability in respect thereof. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense or prosecution of any Third Party Claim if at the time of assumption (x) the Indemnifying Party fails to demonstrate its ability to conduct the defense or prosecution actively and diligently, (y) a majority of the damages associated with such Third Party Claim are not reasonably expected to be indemnifiable hereunder or (z) the relief sought in connection with such Third Party Claim consists primarily of injunctive or other equitable relief. If it assumes the defense or prosecution of any Third Party Claim, the Indemnifying Party shall permit the Indemnified Party to participate in, but not control or file any papers in respect of, the

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defense or prosecution of any such action or suit through counsel chosen by the Indemnified Party, provided that the fees and expenses of such counsel and any counsel retained or used by the Indemnified Party from the time the Indemnifying Party assumed the defense or prosecution of the Third Party Claim shall be borne by the Indemnified Party. The Indemnifying Party shall be liable for the fees, costs and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense or prosecution of a Third Party Claim (other than during any period in which the Indemnified Party shall have failed to give notice of the Third Party Claim as provided in Section 9.3). Whether or not the Indemnifying Party shall have assumed the defense or prosecution of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge such Third Party Claim, without the Indemnifying Party’s prior written consent. The election of the Indemnifying Party to assume the defense or prosecution of a Third Party Claim will not be deemed an admission by the Indemnifying Party that the claims made in the Third Party Claim are within the scope of or subject to indemnification under this Agreement. If the Indemnifying Party elects not to control or conduct the defense or prosecution of a Third Party Claim, the Indemnifying Party shall have the right to participate in, but not conduct or control, the defense or prosecution of any Third Party Claim and, at its own expense, to employ counsel of its own choosing for such purpose.

(b) The parties shall cooperate in the defense or prosecution of any Third Party Claim, with such cooperation to include (i) the retention and, upon the Indemnifying Party’s request, the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third Party Claim, and (ii) the making available of employees on a mutually convenient basis for providing additional information and explanation of any material provided hereunder.

Section 9.5. Expiration.

(a) Subject to the limitations set forth in this Agreement, all covenants, agreements (including those relating to indemnification in Sections 9.1 and 9.2), warranties and representations made herein shall survive the Closing.

(b) Unless otherwise specified in this Agreement, including as set forth in Sections 9.5(c), 9.6, 9.7 and 9.8 and in Article 10, neither Ashland nor Buyer will have any liability (for indemnification or otherwise) for breach of any representation, warranty, covenant or for any obligation contained in this Agreement or any Implementing Agreement or Transition Agreement unless on or before the eighteen (18) month anniversary of the Closing Date, a written notice in accordance with Section 9.3 has been received by the appropriate Indemnifying Party; and

(c) Notwithstanding subparagraph (b) above: (i) the representations and warranties contained in Sections 5.1(a) (Organization), 5.2 (Authority; Binding Effect), 5.21 (Brokers), 6.1 (Organization), 6.2 (Authority; Binding Effect) and 6.7 (Brokers) (collectively, the “Fundamental Representations”) shall survive the Closing until the expiration of the applicable statute of limitations and the representation and warranty contained in Section 5.14(e) shall survive the Closing until the fifth anniversary of the Closing Date, (ii) the Tax representations and warranties set forth in Section 5.17 shall not survive the Closing for any purpose, (iii) the

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obligations of Ashland to indemnify the Buyer Indemnitees for any Retained Tax Liabilities and of Buyer to indemnify Ashland Indemnitees for Assumed Tax Liabilities and under Section 3.1(b)(v) shall survive the Closing indefinitely, (iv) the covenants and agreements of the parties hereto (including those relating to indemnification in Sections 9.1 and 9.2) to be performed after the Closing Date survive for such length of time in accordance with their respective terms and (v) the obligations of Ashland to indemnify the Buyer Indemnitees for any Retained Remediation Liabilities shall survive the Closing until, with respect to any Losses related to any individual matter or location subject to indemnification under Section 9.1(c), Ashland addresses the Release giving rise to such Losses as necessary to comply with Environmental Law or any applicable Contract with any Governmental Authority, including meeting applicable clean-up standards or obtaining a No Further Action Letter, Letter of Completion or other written communication of similar import from any Governmental Authority with primary jurisdiction over the relevant matter, after which such Losses shall no longer be subject to indemnification by Ashland, notwithstanding that any survival period applicable generally to the Retained Specified Remediation Liabilities or the Other Retained Remediation Liabilities may not have expired, and Buyer shall pay, perform and discharge all Liabilities, obligations and commitments relating to such Losses. Any claims in connection with intentional misconduct or intentional misrepresentation shall survive indefinitely.

Section 9.6. Limitations on Amount.

(a) Ashland shall not have any liability under Section 9.1(a) for any individual Loss (or series of connected Losses) hereunder unless such individual Loss (or series of connected Losses) exceeds U.S.$175,000 and unless the aggregate of all such Losses for which Ashland would, but for this provision, be liable exceeds on a cumulative basis, U.S.$18,600,000 (the “Basket”) and, if such amount is exceeded, Ashland shall be required to pay only the amount of such Losses which exceeds the amount of the Basket; provided, however, that Ashland shall not have any liability for any such Losses pursuant to Section 9.1(a) in excess of, on a cumulative basis, U.S. $93,000,000 (the “Ceiling”).

(b) Notwithstanding anything to the contrary set forth in Section 9.6(a), neither the Basket nor the Ceiling shall apply to any Liability for any Losses: (i) with respect to breaches of the Fundamental Representations or (ii) relating to Taxes.

(c) Ashland shall not have any liability under Section 9.1(c) (i) for any Retained Remediation Liabilities (other than such liabilities relating to Off-Site Locations, which shall not be subject to the limitations of this Section 9.6(c)(i)) in excess of, on a cumulative basis, U.S. $75,000,000, or (ii) for any Other Retained Remediation Liabilities for any individual Loss (or series of connected Losses) hereunder unless such individual Loss (or series of connected Losses) exceeds U.S. $175,000 and, unless the aggregate of all such Losses for which Ashland would, but for this provision, be liable exceeds on a cumulative basis, U.S. $5,000,000 and if such amount is exceeded, Ashland shall be required to pay only the amount of such Losses which exceeds U.S. $5,000,000.

(d) Notwithstanding anything to the contrary set forth herein, in no event shall Ashland’s aggregate liability under (i) Section 9.1(a), excluding any Liability for any Losses (A) with respect to breaches of the Fundamental Representations or (B) relating to Taxes, (ii) Section

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9.1(c) for any Retained Litigation Liabilities and (iii) Section 9.1(c) for any Retained Remediation Liabilities exceed, on a cumulative basis, U.S. $139,500,000 (the “Aggregate Cap”). The parties hereby acknowledge that the Aggregate Cap shall be a single amount applicable to all claims subject to this Section 9.6(d) and that any indemnification payments made pursuant to clauses (i), (ii) or (iii) of this Section 9.6(d) shall reduce the remaining amounts for all such matters under the Aggregate Cap.

(e) Notwithstanding anything to the contrary set forth herein, in no event shall Ashland’s aggregate liability under Section 9.1, excluding any Liability for any Losses relating to Taxes or the Retained Indebtedness, exceed the Purchase Price (as it may be adjusted pursuant to Section 2.8) (the “Purchase Price Cap”). The parties hereby acknowledge that the Purchase Price Cap shall be a single amount applicable to all claims subject to this Section 9.6(e) and that any indemnification payments made pursuant to Section 9.1 (excluding any Liability for any Losses relating to Taxes) shall reduce the remaining amounts for all such matters under the Purchase Price Cap.

Section 9.7. Other Limitations.

(a) Buyer and Ashland shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by using reasonable best efforts to resolve any such claim or liability. Further, each party shall use its reasonable best efforts to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise to, a Loss, including incurring costs but only to the minimum extent necessary to remedy the breach which gives rise to the Loss. In the event that Buyer or Ashland shall fail to use such commercially reasonable efforts to mitigate or resolve any claim or liability, then notwithstanding anything else to the contrary contained herein, the other party shall not be required to indemnify any Person for any Loss that could reasonably be expected to have been avoided if Buyer or Ashland, as the case may be, had made such efforts.

(b) The Indemnified Party shall use its reasonable best efforts to obtain all insurance proceeds or other payments from third parties. The amount of Loss for which the Indemnified Party may be entitled to seek indemnification under this Agreement will be reduced by the amount of any insurance proceeds or other payment from a third party actually received, realized or retained by the Indemnified Party or any of its Affiliates with respect to such Loss (less the amount of any expenses incurred by it in procuring such recovery). If such Person, after having received any indemnification payment pursuant to this Agreement with respect to a Loss, subsequently receives or realizes any insurance proceeds or other payment, the Indemnified Party will promptly refund and pay to the Indemnifying Party an amount equal to such insurance proceeds or payment (after deducting therefrom the amount of any expenses incurred by it in procuring such recovery, to the extent such Indemnified Party did not already receive payment for such expenses from the Indemnifying Party), but not in excess of any amount previously paid by the Indemnifying Party to the Indemnified Party in respect of such matter.

(c) The amount of any Loss for which indemnification is provided under this Article 9 shall be (i) increased to take account of any net Tax cost incurred by the Indemnified Party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii)

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reduced to take account of any net Tax benefit realized by the Indemnified Party arising from the incurrence or payment of any such Loss. In computing the amount of any such Tax cost or Tax benefit, the Indemnified Party shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss.

(d) If an Indemnified Party is indemnified for any Losses pursuant to this Agreement with respect to any claim by a third party, then the appropriate Indemnifying Party will be subrogated to all rights and remedies of the Indemnified Party against such third party, and such Indemnified Party will reasonably cooperate with and assist the Indemnifying Party in asserting all such rights and remedies against such third party.

(e) Notwithstanding any provision herein, Ashland and its Affiliates shall not in any event be liable to any Buyer Indemnitee and Buyer and its Affiliates shall not in any event be liable to any Ashland Indemnitee on account of any indemnity obligation set forth in Section 9.1 or Section 9.2 for any indirect, consequential, special, incidental or punitive damages arising out of, or relating to, this Agreement, any Implementing Agreement or any Transition Agreement, the Contemplated Transactions, the performance or breach of this Agreement or any liability or obligation retained or assumed under this Agreement, other than any such damages for which the Indemnified Party is found liable through the final resolution of a Third Party Claim.

(f) Notwithstanding anything to the contrary in this Agreement, it is intended that the provisions of this Agreement will not result in a duplicative payment of any amount required to be paid under this Agreement, and this Agreement shall be construed accordingly.

Section 9.8. Acknowledgements; Exclusive Remedy.

(a) Except as otherwise specifically provided in this Agreement, any Implementing Agreement or in any Transition Agreement, Buyer acknowledges and agrees that, other than with respect to (i) claims of, or causes of action arising from, fraud and (ii) claims for equitable relief related to the breach of any covenant or agreement of Ashland contained in this Agreement requiring performance after the Closing, Buyer’s sole and exclusive remedy after the Closing with respect to any and all claims against Ashland and its Affiliates relating to this Agreement, the Contemplated Transactions, any document or certificate delivered in connection herewith, the Business, the Conveyed Assets, the Assumed Liabilities, the Retained Liabilities or any applicable Law (including, inter alia, any rights of contribution or recovery under CERCLA or other Environmental Law) or otherwise shall be pursuant to the indemnification provisions set forth in this Agreement. In furtherance of the foregoing, Buyer hereby waives, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud and claims for equitable relief related to the breach of any covenant or agreement of Ashland contained in this Agreement requiring performance after the Closing) it or any of its Affiliates may have against Ashland or any of its Affiliates or any of their respective officers, directors, employees, agents or advisors arising under or based upon this Agreement, the Contemplated Transactions, any document or certificate delivered in connection herewith, the Business, the Conveyed Assets, the Assumed Liabilities, the Retained Liabilities or any applicable Law (including, inter alia, any rights of contribution or recovery under CERCLA or other Environmental Law) or otherwise, except pursuant to the indemnification provisions set forth in this Agreement.

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(b) EXCEPT AS MAY EXPRESSLY BE SET FORTH IN THIS AGREEMENT, ANY IMPLEMENTING AGREEMENT OR ANY TRANSITION AGREEMENT, (A) ASHLAND MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONVEYED ASSETS, THE ASSUMED LIABILITIES OR THE BUSINESS, ANY OF THE CONTEMPLATED TRANSACTIONS (INCLUDING ANY CONSENTS OR APPROVALS REQUIRED IN CONNECTION THEREWITH) OR THE BUSINESS, ASSETS, CONDITION OR PROSPECTS (FINANCIAL OR OTHERWISE) OF, OR ANY OTHER MATTER INVOLVING THE CONVEYED ASSETS, ASSUMED LIABILITIES OR THE BUSINESS AND (B) ALL OF THE ASSETS TO BE TRANSFERRED OR THE LIABILITIES TO BE ASSUMED OR TRANSFERRED IN ACCORDANCE WITH THIS AGREEMENT SHALL BE TRANSFERRED OR ASSUMED ON AN “AS IS, WHERE IS” BASIS, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE ARE HEREBY EXPRESSLY DISCLAIMED.

(c) Except as otherwise specifically provided in this Agreement, any Implementing Agreement or in any Transition Agreement, Ashland acknowledges and agrees that, other than with respect to (i) claims of, or causes of action arising from, fraud and (ii) claims for equitable relief related to the breach of any covenant or agreement of Buyer contained in this Agreement requiring performance after the Closing, Ashland’s sole and exclusive remedy after the Closing with respect to any and all claims against Buyer and its Affiliates relating to this Agreement, the Contemplated Transactions, any document or certificate delivered in connection herewith, the Business, the Conveyed Assets, the Assumed Liabilities or any applicable Law (including, inter alia, any rights of contribution or recovery under CERCLA or other Environmental Law) or otherwise shall be pursuant to the indemnification provisions set forth in this Agreement. In furtherance of the foregoing, Ashland hereby waives, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud and claims for equitable relief related to the breach of any covenant or agreement of Buyer contained in this Agreement requiring performance after the Closing) it or any of its Affiliates may have against Buyer or any of its Affiliates or any of their respective officers, directors, employees, agents or advisors arising under or based upon this Agreement, the Contemplated Transactions, any document or certificate delivered in connection herewith, the Business, the Conveyed Assets, the Assumed Liabilities or any applicable Law (including, inter alia, any rights of contribution or recovery under CERCLA or other Environmental Law) or otherwise, except pursuant to the indemnification provisions set forth in this Agreement.

(d) EXCEPT AS MAY EXPRESSLY BE SET FORTH IN THIS AGREEMENT, ANY TRANSITION AGREEMENT OR ANY IMPLEMENTING AGREEMENT, BUYER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE CONTEMPLATED TRANSACTIONS.

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ARTICLE 10.

CONDUCT OF ACTIONS RELATING TO ENVIRONMENTAL LOSSES AND

OBLIGATIONS RELATING THERETO

Section 10.1. Standard of Performance.

Ashland shall diligently satisfy any and all Losses for which it is liable under Section 9.1(a) (as the result of a breach of any representation or warranty set forth in Sections 5.4, 5.8(a) (as it relates to Encumbrances), 5.14, 5.15 or 5.16 herein) or otherwise under Section 9.1 and arising under any Environmental Law or related to environmental matters (“Environmental Loss”) at its sole cost and expense and in accordance with Environmental Laws; provided however, nothing contained herein shall be deemed to prevent Ashland from satisfying its obligations at the lowest overall obtainable cost consistent with the scope of the project or activity at issue, taking into consideration and giving appropriate regard to the requirements of the relevant Governmental Authorities, customary industry practices, and the health and safety of employees and the public.

Section 10.2. Limitations.

In addition to the limitations contained in Article 9 of this Agreement, Ashland shall have no liability under Section 9.1 and no obligation to indemnify any Buyer Indemnitee for any Environmental Loss if the cost, obligation, event, circumstance or condition that gave rise to such Environmental Loss: (i) is the result of a site closure, cessation of operations or change in use of any Conveyed Real Property after the Closing to a use substantially dissimilar to the use of such Conveyed Real Property as of the Closing Date, provided that no such site closure, cessation of operations or change in use after the Closing shall be deemed to relieve Ashland of any obligation to comply with Environmental Law or any applicable Contract with any Governmental Authority relating to any assessment, response, removal, remediation, corrective action or any related monitoring activity at any Conveyed Real Property which is being conducted by or on behalf of Ashland at the time of such site closure, cessation of operations or change in use in connection with Ashland’s obligations under Section 9.1(c) herein for the Retained Specified Remediation Liabilities and the Other Retained Remediation Liabilities (except that nothing in the foregoing clause shall be deemed to limit or condition the applicability or terms of the provisions in (ii)-(v) of this Section 10.2); (ii) arises out of or results from the repeal of, amendment to, or other change in any Environmental Law or Governmental Authorization issued thereunder in effect as of the Closing Date or the enactment or new interpretation of any Environmental Law after the Closing Date; (iii) was discovered as a result of a Phase II or other intrusive sampling, testing or investigation (“Environmental Tests”) conducted after the Closing Date, except for Environmental Tests undertaken: (a) by or on behalf of Ashland in connection with its obligations under Section 9.1(c) herein for the Retained Remediation Liabilities; (b) to respond to, investigate, or otherwise remediate environmental conditions that would reasonably be expected to create an imminent and substantial endangerment to the environment or the health, safety and welfare of the Employees or the public, (c) in specific response to an inquiry, request, claim or demand by a Governmental Authority; provided that, Buyer shall have consulted with Ashland prior to undertaking any such Environmental Tests or (d) in connection with a condition first discovered as a result of construction or essential maintenance activities conducted in the ordinary course of business and

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commencing after the Closing Date at, on or beneath the Conveyed Real Property; (iv) with respect to any Conveyed Real Property, to the extent the cost of such Environmental Loss is increased, or the scope or extent of such Environmental Loss is exacerbated, due to an act or omission by a Person other than Ashland, its affiliates, agents, contractors or subcontractors, unless such act or omission was at the direction of or under the supervision of any Governmental Authority; or (v) relates to the removal or abatement of asbestos or asbestos-containing materials located on or in structural components of the Conveyed Real Property.

Section 10.3. Control, Access, Monitoring and Sampling.

(a) Ashland shall direct and control all discussions, negotiations and Proceedings with or before Governmental Authorities or third parties with respect to any Environmental Loss including the right, after notice to and consultation with Buyer, to settle or otherwise resolve any Environmental Notice, Proceeding or Liability giving rise to or forming part of such Environmental Loss (except to the extent Ashland has refused to indemnify Buyer under Section 9.1 herein for any such Environmental Loss, in which case Buyer shall have the right to direct, control, settle or resolve such Environmental Loss); provided that Ashland may not enter into any such settlement or resolution that would reasonably be expected to adversely affect Buyer’s operation of the Conveyed Real Property or the Business without the prior written consent of Buyer, which consent will not unreasonably be withheld. Buyer may, at its cost and expense, participate in all discussions, negotiations or Proceedings with or before Governmental Authorities or third parties with respect to any such Environmental Loss.

(b) Buyer hereby grants to Ashland and its consultants an irrevocable and fully paid-up license to enter upon the Conveyed Real Property in order to meet its obligations with respect to any Environmental Loss; provided that, Ashland shall conduct any assessment, remediation or response actions in a manner that does not unreasonably interfere with ongoing operations at the Conveyed Real Property or the conduct of the Business, except to the extent Ashland is mandated to do so by a Governmental Authority. The license granted herein will terminate at such time as all of Ashland’s obligations under Section 9.1 terminate.

(c) Buyer agrees that Ashland may, for the purposes of complying with its obligations with respect to any Environmental Loss, take soil samples or install additional groundwater monitoring wells and sample such wells and soils as needed in specific areas of concern; provided that Ashland shall conduct any such assessment, remediation or response actions in a manner that does not unreasonably interfere with ongoing operations at the Conveyed Real Property or the conduct by Buyer of the Business, except to the extent Ashland is directed to do otherwise by a Governmental Authority. Buyer will use its commercially reasonable efforts to avoid interfering with or damaging Ashland’s monitoring wells, subsurface piping, and/or remediation equipment of any kind located on or adjacent to the Conveyed Real Property, and will reimburse Ashland for any such damages or interference, notwithstanding any language in Section 10.2(iv).

Section 10.4. Documents.

Each party shall provide to the other party, no later than five (5) Business Days after receipt, or sooner if circumstances warrant, copies of all writings and reasonable descriptions of

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all other material communications from any Governmental Authority or other Person to it or from it to any Governmental Authority or other Person that relate in any way to the Environmental Losses.

Section 10.5. Cooperation.

(a) Buyer shall cooperate with Ashland in (i) handling any Environmental Notice, Proceeding or Liability; (ii) performing and completing any assessment, response, removal, remediation, corrective action or monitoring activity, including executing, as soon as practicable, all permits, applications, filings, assignments and other instruments required by applicable Governmental Authorities and providing copies of all materials reasonably requested by Ashland; (iii) upon request, and as soon as practicable thereafter, delivering to Ashland copies of all files, records, documents, instruments and certificates in the possession and control of Buyer and not previously provided to Ashland, relating to the Conveyed Assets, the actual or alleged presence of Hazardous Materials at any Conveyed Real Property or any other location and any other documents, information or conditions which are reasonably requested by Ashland in connection therewith; (iv) the performance of any further ministerial actions (include Buyer’s consent to and effectuation of such use restrictions or controls (via methods including a deed restriction or other institutional controls requiring continued industrial use of the Conveyed Real Property)) reasonably necessary to Ashland’s compliance with any obligation set forth in this Agreement or otherwise arising under Environmental Law; and (v) providing reasonable assistance to Ashland in its pursuit of recovery of insurance proceeds in relation to any Retained Remediation Liabilities or any Retained Litigation Liabilities, including providing files, records and other documentation as set forth in (iii) of this Section 10.5(a) and providing Ashland’s insurers with reasonable access upon reasonable notice to such Conveyed Assets, as appropriate and necessary under the terms and conditions of the relevant insurance policies or agreements ancillary to such policies.

(b) Nothing in the foregoing will require Buyer to unreasonably curtail or restrict its operation of the Business and none of the aforesaid obligations shall require Buyer to incur any out-of-pocket cost.

ARTICLE 11.

MISCELLANEOUS

Section 11.1. Notices.

All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by certified mail, return receipt requested, or by an internationally recognized courier service, or if sent by facsimile, provided that the facsimile is promptly confirmed by written confirmation thereof to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

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if to Ashland or any Asset Selling Corporation:

Ashland Inc.

50 East RiverCenter Boulevard,

Covington, Kentucky 41012

U.S.A.

Telephone:       859-815-3333

Facsimile:         859-815-3823

Attn:                 General Counsel

with a copy to:

Ashland Inc.

50 East RiverCenter Boulevard

Covington, Kentucky 41012

U.S.A.

Telephone:       859-815-3333

Facsimile:         859-815-3823

Attn:                 Assistant General Counsel

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, New York 10019

Facsimile: (212) 474-3700

Attention: Susan Webster

if to Buyer or any of Buyer’s Affiliates:

c/o TPG Capital, L.P.

345 California Street, Suite 3300

San Francisco, California 94104

Telephone:         415-743-1500

Facsimile:           415-743-1501

Attn:                   Ronald Cami

with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002

Telephone:       713-758-3838

Facsimile:         713-615-5085

Attn:                 Keith Fullenweider

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Section 11.2. Amendment; Waiver.

Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Ashland or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 11.3. Assignment.

No party to this Agreement may assign any of its rights or obligations under this Agreement, including by sale of stock or by operation of Law in connection with a merger or sale of substantially all assets, without the prior written consent of the other party hereto, except that without such consent, Buyer may (i) assign its rights to purchase the Conveyed Assets to one or more of its Affiliates (including the Buyer Corporations) and (ii) assign its rights hereunder to secure indebtedness of Buyer and its subsidiaries, and Ashland may assign its rights to sell the Conveyed Assets hereunder to one or more of their respective Affiliates; provided that no such assignment by Buyer or Ashland, as the case may be, shall relieve such assignor of any of its obligations hereunder.

Section 11.4. Entire Agreement.

This Agreement (including Schedules and Exhibits), the Ancillary Agreements and the Sponsor Guarantee comprise the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for the Confidentiality Agreement, which will remain in full force and effect for the term provided for therein and any other written agreement of the parties that expressly provides that it is not superseded by this Agreement.

Section 11.5. Fulfillment of Obligations.

Any obligation of any party to any other party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.

Section 11.6. Parties in Interest.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as provided in the following sentence, nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer, Ashland or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement. Notwithstanding the foregoing, the Financing Sources shall be third party beneficiaries of the provisions of Sections 11.11, 11.16, 8.2(a), 8.2(d) and 8.2(e). Notwithstanding anything to the contrary contained herein, Section 8.2(a), Section 8.2(d), Section 8.2(e), Section 11.11, Section 11.16 and this Section 11.6 (and any provisions of this Agreement to the extent a modification, waiver or termination of such provisions would modify the substance of Sections 8.2(a), 8.2(d), 8.2(e), 11.11, 11.16 and this Section 11.6) may not be modified, waived or terminated in a manner that impacts or is adverse in any respect to the Financing Sources without the prior written consent of the Financing Sources.

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Section 11.7. Public Disclosure.

No communication, release or announcement to the public or to employees or others not directly involved in the negotiation or approval of this Agreement, any Ancillary Agreement or the Contemplated Transactions shall be issued or made by any party without the prior consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except as such communication, release or announcement may be required by Law or the rules or regulations of any U.S. or foreign securities exchange or similar organization, in which case the party required to make the communication, release or announcement shall allow the other party reasonable time to comment thereon in advance of such issuance; provided, however, that each of the parties may make internal announcements to their respective employees that are consistent with the parties’ prior public disclosures regarding the Contemplated Transactions after reasonable prior notice to and consultation with the other parties.

Section 11.8. Return of Information.

If for any reason whatsoever the Contemplated Transactions are not consummated, Buyer shall promptly return to Ashland all books and records furnished by Ashland or any Asset Selling Corporation, any of its respective Affiliates or any of its respective agents, employees, or representatives (including all copies, summaries and abstracts, if any, thereof) in accordance with the terms of the Confidentiality Agreement.

Section 11.9. Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated, except as otherwise expressly provided herein, including this Section 11.9, each of the parties hereto shall be responsible for the payment of its or any of its Affiliates’ own costs and expenses incurred in connection with the negotiations leading up to and the performance of its own obligations pursuant to this Agreement and the Ancillary Agreements, including the fees of any attorneys, accountants, brokers or advisors employed or retained by or on behalf of such party.

(b) The filing fees required by any Governmental Competition Authority shall be borne by Buyer.

Section 11.10. Schedules.

The disclosure of any matter in any Schedule to this Agreement shall expressly not be deemed to constitute an admission by Ashland or any Asset Selling Corporation, or to otherwise imply, that any such matter is material for the purposes of this Agreement. Disclosure of any matter, fact, or circumstance in any Schedule to this Agreement shall be deemed to be disclosure thereof for purposes of any other Schedule to the extent it is reasonably apparent that such information is relevant to such other Schedule.

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Section 11.11. Governing Law; Jurisdiction.

This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A., its rules of conflict of laws notwithstanding. Each of Ashland and Buyer irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery or, if such court does not have jurisdiction, any Delaware state court or United States Federal court sitting in the State of Delaware, and any appellate court from any thereof, for the purposes of any Proceeding arising out of this Agreement, the Ancillary Agreements, or any Contemplated Transaction (including any action involving any of the Financing Sources), or for recognition or enforcement of any judgment, and each party irrevocably and unconditionally agrees that all claims in respect of such Proceeding may be heard in such state court or, to the extent permitted by applicable Law, in such Federal court. Each of Ashland and Buyer agree to commence any such Proceeding either in the Delaware Court of Chancery or, if such Proceeding may not be brought in such court for jurisdictional reasons, in any Delaware state court or United States Federal court sitting in the State of Delaware. Each of Ashland and Buyer further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which such party has submitted to jurisdiction in this Section 11.11. Each of Ashland and Buyer irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Ancillary Agreements or any Contemplated Transaction, in any court referred to in the first sentence of this Section 11.11 and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 11.12. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.13. Headings.

The heading references herein and the Table of Contents hereto are for convenience purposes only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

Section 11.14. Severability.

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and

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the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof in any other jurisdiction.

Section 11.15. Governing Language.

The English language shall be the definitive and controlling text of this Agreement, notwithstanding the translation of this Agreement into any other language.

Section 11.16. Waiver of Jury Trial.

EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY TRANSITION AGREEMENT, ANY IMPLEMENTING AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY SUCH ACTION TO WHICH ANY FINANCING SOURCE IS A PARTY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, ANY TRANSITION AGREEMENT AND ANY IMPLEMENTING AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.16.

Section 11.17. Specific Performance.

The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement was not performed in accordance with its terms or was otherwise breached or threatened to be breached. It is accordingly agreed that the parties shall be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance (including causing Buyer to enforce its rights under any Commitment Letter) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. Such equitable relief shall be in addition to any other remedy to which the parties hereto are entitled at law or in equity as a remedy for such nonperformance, breach or threatened breach. Each party agrees to (a) cooperate fully in any attempt by the other party in obtaining any such equitable remedy and (b) waive any requirement for the security or posting of any bond in connection with any such equitable remedy. Each party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of the provisions of this Agreement. Notwithstanding the foregoing, it is explicitly agreed that Ashland shall be entitled to seek specific performance to cause the Equity Financing to be funded to fund the Contemplated Transactions only in the event that (i) all conditions in Sections 4.1 and 4.2 have been satisfied or waived (other than the condition set forth in Section 4.1(d) and other than those conditions that by their nature are to be satisfied by actions taken at the Closing) at the time when the Closing would have occurred but for the

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failure of the Equity Financing to be funded, (ii) the financing provided for by the Debt Commitment Letter (as it may be amended, modified or waived pursuant to Section 7.6) (or, if alternative financing is being used in accordance with Section 7.6, pursuant to the commitments with respect thereto) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, and (iii) Ashland has irrevocably confirmed that if specific performance is granted and the Equity Financing and Debt Financing are funded, then the Closing pursuant to Article 3 will occur.

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IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

TPG ACCOLADE, LLC		ASHLAND INC.

By:	/s/ John E. Viola	By:	/s/ John W. Joy
John E. Viola

Title:	Vice President	Title:	VP, Corporate Development

[Signature Page to the Agreement of Purchase and Sale]

Disclosure Schedules

This document and attachments hereto (these “Disclosure Schedules”) have been prepared in connection with, and are deemed a part of, that certain Asset Purchase Agreement, dated as of November 5, 2010, by and between Ashland Inc. (“Ashland”) and Nexeo Solutions, LLC, formerly known as TPG Accolade, LLC (“Buyer”) (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Purchase Agreement. These Disclosure Schedules are provided in confidence in accordance with the terms and subject to the conditions of the Purchase Agreement and the Confidentiality Agreement.

The information provided in these Disclosure Schedules is being provided solely for the purpose of making disclosures under the Purchase Agreement. Nothing herein is intended to constitute, and shall not be construed as constituting, representations or warranties, express or implied, of Ashland, any Asset Selling Corporation or their respective Affiliates, including, in each case, any representation or warranty as to merchantability, fitness for a particular purpose or future results, other than as expressly provided in the Purchase Agreement.

Matters reflected in these Disclosure Schedules are not necessarily limited to matters required by the Purchase Agreement to be reflected herein. Such additional matters are set forth for information purposes and do not necessarily include other matters of a similar nature. The reference to or inclusion of any item or other matter in these Disclosure Schedules as an exception to a representation or warranty shall expressly not be deemed to constitute an admission by Ashland or any Asset Selling Corporation, or to otherwise imply, that such item or other matter represents an exception or material fact, event or circumstance, that such item would be reasonably likely to, individually or in the aggregate, result in a Material Adverse Effect or that such item or other matter is required to be referred to or disclosed in these Disclosure Schedules. No disclosure in these Disclosure Schedules relating to any possible breach or violation of any Contract, Law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

Notwithstanding anything to the contrary contained in these Disclosure Schedules or in the Purchase Agreement, any information set forth in one section or subsection of such Disclosure Schedules shall be deemed to apply to and to qualify the Section or subsection of the Purchase Agreement to which it corresponds in number and each other Section or subsection of the Purchase Agreement to the extent it is reasonably apparent that such information is relevant to such other Section or subsection.

Headings of sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of the Purchase Agreement.

SCHEDULE LIST

Schedule 1.1(a)	Asset Selling Corporations
Schedule 1.1(b)	Additional Employees
Schedule 1.1(c)	Persons with Knowledge
Schedule 1.1(d)	Retained Specified Remediation Liabilities
Schedule 1.1(e)	Scheduled Encumbrances
Schedule 2.4(xi)	Excluded Assets
Schedule 2.8(a)	Closing Account Principles
Schedule 3.2(a)	Ashland Closing Deliveries
Schedule 3.2(b)	Buyer Closing Deliveries
Schedule 4.2(d)	Required Releases
Schedule 5.4	Ashland Governmental Consents and Approvals
Schedule 5.8(a)(i)	Owned Real Property
Schedule 5.8(a)(ii)	Owned Real Property Exceptions
Schedule 5.8(b)(i)	Real Property Leases
Schedule 5.8(b)(ii)	Real Property Lease Exceptions
Schedule 5.9(a)	Material Contracts
Schedule 5.10, Parts I-V	Intellectual Property Rights
Schedule 5.10, Part VI	Intellectual Property Rights Agreement Exceptions
Schedule 5.10(b) and (d)	Intellectual Property Rights Exceptions
Schedule 5.14	Environmental Matters Exceptions
Schedule 5.15(a)	Proceedings Exceptions
Schedule 5.16(i)	Material Governmental Authorizations Constituting Conveyed Assets
Schedule 5.16(ii)	Non-Transferable Material Governmental Authorizations
Schedule 5.17	Tax Matter Exceptions
Schedule 5.18(a)	Non-Compliance with Applicable Laws Respecting Employment
Schedule 5.18(c)	Union Contracts
Schedule 5.18(d)	Employee Termination Exceptions
Schedule 5.19(a)	Seller Benefit Plans
Schedule 5.19(f)	Termination or Partial Termination of Seller Benefit Plans
Schedule 5.19(g)	Payments Conditioned upon the Consummation of the Contemplated Transaction
Schedule 5.19(h)	Equity Compensation Plans
Schedule 5.19(j)	Proceedings against Seller Benefit Plans
Schedule 6.5	Buyer Governmental Consents and Approvals
Schedule 7.5(a)	Employees
Schedule 7.5(b)	European Employees
Schedule 7.5(d)	Changes to Seller Benefit Plans
Schedule 7.5(f)	Severance Obligations
Schedule 7.5(q)	Transferred Non-U.S. Ashland Pension Plans
Schedule 7.7	Permitted Acquisitions
Schedule 7.11(a)-i	Credit Support Obligations
Schedule 7.11(a)-ii	Credit Support Obligations for Retained Remediation Liabilities
Schedule 7.13	Conduct of Business Exceptions
Schedule 7.16	Foreign Jurisdictions

Schedule 1.1(a)

Asset Selling Corporations

Country	Name of Selling Entity
Canada	Ashland Canada Corp.
China	Ashland (China) Holdings Co., Ltd.
China	Ashland Valvoline Chemical (Shanghai) Co., Ltd.
Denmark	Ashland Danmark ApS
Finland	Ashland Finland OY
France	Ashland France SAS
Germany	Valvoline Deutschland GmbH & Co KG
Ireland	Ashland Industries Ireland Limited
Italy	Ashland Italia S.p.A.
Mexico	Ashland Chemical de Mexico S. A. de C.V.
Mexico	Ashland Services Mexico, S.A. de C.V.
The Netherlands	Ashland Nederland B.V.
Norway	Ashland Norge AS
Poland	Ashland Poland S.P.Z.O.O.
Portugal	Ashland Plasticos de Portugal Limitada
U.S.A. Territory: Puerto Rico	Ashland International Holdings, Inc., a Delaware corporation
Russia	OOO Hercules Russia
Singapore	Hercules Chemical Solutions Pte Ltd.
Spain	Ashland Chemical Hispania S.L.
Sweden	Ashland Sweden AB
United Kingdom	Ashland UK Limited
U.S.A. Incorporated in the State of Delaware	Ashland Licensing and Intellectual Property LLC (Selling the IP)
U.S.A. Incorporated in the State of Delaware	565 Corporation (Selling the FCC licenses)

Schedule 1.1(b)

Additional Employees

Please see attached Exhibit A to Schedule 7.5(a).

Schedule 1.1(c)

Persons with Knowledge

•	Michael Gilbert

•	Brian Brockson

•	Robert Craycraft

•	Michael Smith

•	Dale Leachman

•	Jack Joy

•	Steve Diel

•	Michael S. Roe

•	Kim Czirr, solely with respect to matters contained in Section 5.8 and Section 5.9

•	PJ Block, solely with respect to matters contained in Section 5.9

•	Gary Allen, solely with respect to matters contained in Section 5.14 and Section 5.16

•	Ron Griffith, solely with respect to matters contained in Section 5.18 and 5.19

•	Matt McWhorter, solely with respect to matters contained in Section 5.20

Schedule 1.1(d)

Retained Specified Remediation Liabilities

In addition to the matters described below, please see Exhibit A to Schedule 1.1(d), which lists certain properties, each of which are incorporated by reference into this Schedule.

A.	Conveyed Real Property

1.	Birmingham, AL (3300 Ball Street)

The facility at 3300 Ball Street in Birmingham, AL is subject to an Administrative Order (AO) issued by the Alabama Department of Environmental Management (ADEM) in April 1989. Soil contamination was initially detected during the closure of a container storage unit and an underground storage tank in June 1987, prompting an investigation to assess impacts to soils and groundwater. Contamination has been detected in both media at the facility, extending off-site in groundwater to the south and west of the site. Soil contamination is comprised primarily of halogenated volatile organic compounds (VOCs), aromatic VOCs and SVOCs; groundwater contamination is comprised of VOCs and SVOCs chlorinated volatile hydrocarbons and ketones. There are no groundwater receptors within one mile of the site and no on- or off-site soil receptors.

Pursuant to the AO, a four-well multi-phase extraction system with thermal oxidation was installed in fiscal year 2000. Following a Site Status Review meeting with ADEM, the extraction system was shutdown in July 2007 to facilitate collection and evaluation of four quarters of steady-state (i.e. non-pumping) groundwater results. During system shutdown, additional site characterization associated with solid waste management units, areas of concern and off-site delineation were completed. A “draft” Comprehensive Site Investigation report was submitted in May 2010. Based on the results of the investigation and risk assessment, it was recommended that a restrictive covenant should be implemented for the facility restricting groundwater usage and that monitored natural attenuation should be evaluated as a remedial alternative. Currently semi-annual groundwater sampling has been recommended. Approximately 10,000 cubic yards of VOC-impacted soils are estimated to remain on-site, but the majority of the facility is covered with structures, concrete or asphalt. Ashland expects ultimately to achieve risk-based closure at the site under the existing AO.

2.	Mobile, AL (701 Western Drive (Meador Drive))

The facility at 701 Western Drive in Mobile, AL is subject to an Administrative Order (AO) issued by the Alabama Department of Environmental Management (ADEM) in February 1989. Following an ADEM inspection in response to a suspected spill of materials, extensive soil and groundwater sampling was conducted at the site. Volatile organic compounds (VOCs), aromatic hydrocarbons, ketones and alcohol have been detected in on-site soils and/or groundwater, as well as in off-site groundwater under the industrial properties adjacent to the north and northwest. The highest concentrations of VOCs are located in two areas: the railroad unloading area and the temporary drum storage area (former location of underground storage tanks).

Corrective action currently being implemented in compliance with the AO is a hydraulic control remedy with a recovery well system consisting of five recovery wells and several off site monitoring wells. Ashland expects to operate the existing groundwater recovery and treatment system, enhancing it as necessary, until the contamination is remediated to a point where risk-based closure is achieved.

3.	N. Miami Beach, FL (200 North East 181st Street)

The facility at 200 NE 181st Street in N. Miami Beach, FL is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the Florida Department of Environmental Protection (FDEP), and has also been conducting post-closure care under RCRA since 2001 under the same regulatory oversight. After pre-construction investigations in 1985 revealed the presence of contaminants in site soils, Ashland conducted soil and groundwater investigations and initiated remediation as per a consent order issued by the Miami-Dade County Department of Environmental Resources Management (DERM). Soil that was excavated in conjunction with the DERM consent order was stored on-site. As a result of a November 1985 site inspection by FDEP, Ashland received a notice of violation alleging improper management of the stockpiled soils. Under the terms of a settlement agreement with FDEP, Ashland was required to conduct additional soil remediation and to apply for a RCRA permit for the soil piles. Since 2001, corrective action at the site has been regulated by a RCRA Post-Closure Permit that incorporates RCRA Correction Action requirements.

The facility is impacted by volatile organic compounds (VOCs) in soil (on-site) and groundwater (on-site and off-site). Groundwater is also contaminated with a light non-aqueous phase liquid (LNAPL) plume composed primarily of BEHP oil. Corrective action measures currently being implemented include a groundwater recovery and treatment system with air stripping; remediation of free-phase BEHP; and operation of an air sparging and soil vapor extraction system. Ashland completed remediation of a spill of 500 gallons of acetone that occurred in 2008 after conducting an extraction remedy with 5 quarters of verification monitoring. The FDEP has approved an NFA designation for the incident, however, final closure status is awaiting an upcoming HSWA Permit modification to update the permitted clean-up standard to the more current promulgated state standard used during the remedial actions. Ashland expects to discontinue operation of the groundwater pump and treat system in the near future as the groundwater plume in all but one area has been remediated to below the clean-up standards. The air sparge and soil vapor extraction system was installed recently to address the remaining area. Ashland is currently evaluating remedial options for the BEHP area and expects to submit an interim action work plan to the agency for review and approval and conduct remediation in the BEHP area in the near future. Excavation and in-situ solidification are the two remedies currently under consideration for the BEHP area soils. A new groundwater extraction and treatment system with a discharge to the POTW is under evaluation for the on-site and off-site groundwater BEHP plume beneath the neighboring warehouse to the east. No significant off-site BEHP or VOC plume has been detected south of the facility. Recently, BEHP has been detected in a well on the western portion of the facility that appears to be unrelated to the BEHP area to the east. The sources or causes of this detection are currently under investigation. Ultimately, Ashland expects to implement monitored natural attenuation to achieve risk-based closure for the site.

4.	Tampa, FL (5125 West Hanna)

The facility at 5125 West Hanna Avenue in Tampa, FL is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the Florida Department of Environmental Protection (FDEP) in connection with a Corrective Action permit issued to the facility in March 2008. Seven solid waste management units (SWMUs) are identified in the facility’s permit, four of which are currently subject to corrective action. Three of the SWMUs have been determined to require no further action. Prior to FDEP assuming authority over the site, the US Environmental Protection Agency (USEPA) in December 1998 issued an interim measures (IM) order for soil and groundwater at the site. Ashland implemented the USEPA-approved soil IM Work Plan in June 1999. Impacted soil was excavated and treated with soil vapor extraction technology. USEPA approved final closure of the IM soil pile in May 2002.

Chlorinated volatile organic compounds remain in groundwater at the site as well as off-site on the former Hanna property. The facility is currently preparing a Corrective Measures Study (CMS) and, as a result, has implemented a groundwater monitoring program to assess the vertical and horizontal extent of the groundwater contamination on- and off-site. Routine groundwater monitoring is conducted on a semi-annual basis and these data are being used to update the groundwater flow model previously developed for the site to assist in evaluating the remedial options presented in the CMS. Based on previous investigation and modeling results, Ashland expects to recommend monitored natural attention and institutional controls to achieve risk-based closure for the site.

5.	Atlanta (Doraville), GA (4550 North East Expressway)

The distribution facility at 4550 NE Expressway in Doraville, Georgia is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the Georgia Department of Natural Resources - Environmental Protection Division (EPD). Following a documented spill of toluene in 1987, extensive soil and groundwater sampling was conducted at the site. Volatile organic compounds (VOCs), semi-volatile organic compounds (SVOCs), lead and chromium have been detected in soils and groundwater above background levels as the result of historical releases of chlorinated solvents on the ground surface during loading and unloading operations. The 1994 Hazardous Waste Facility permit defines Ashland’s obligations to delineate and remediation contamination at the site as well as the soil and groundwater cleanup standards and effectiveness standards for the existing treatment systems.

Based on the CMI, corrective actions currently being implemented with the approval of the EPD under the facility’s permit include: (1) remediation of vadose-zone soil and groundwater utilizing a dual vacuum extraction (DVE) system, and (2) long-term hydraulic containment of groundwater utilizing a 15-well groundwater containment system. In addition, Ashland is currently negotiating with the EPD regarding the need for vertical delineation of dense non-aqueous phase liquids (DNAPL) in the bedrock near RW-16, which deep drilling Ashland’s consultants believe poses a risk of vertical DNAPL mobilization. Technical documentation in support of this position has been provided to the EPD. The DVE system is currently not operating, with EPD verbal concurrence, while hydraulic pilot testing continues.

Based on the results of a 2005 Phase IV investigation, the VOC groundwater plume has migrated off-site in the residuum and in the bedrock to the southwest and has impacted portions of three properties at concentrations at or above their respective regulatory limits. These properties are (1) Pleasantdale Business Park (multiple parcels and property owners within business park), (2) National Linen Service (now Alsco) and (3) Rutherford Glen Apartments. Monitoring wells are also located close to the Ashland property line on the ProLogis (formerly Security Capital) property located hydraulically upgradient. On December 19, 2008 Ashland submitted the Horizontal Delineation Work Plan (WP) was submitted to EPD. Periodically and most recently in December 2008, a water well survey was conducted to document the lack of possible receptors. No active potable wells were located within a 3-mile radius.

There are no complete human exposure pathways on-site or off-site. Direct contact of soils is mitigated by the surface coverings at the facility, which include asphalt, concrete and gravel. The indoor air has been sampled at the facility offices and warehouse and no issues were identified. Off-site soil vapor work at the Rutherford Glen apartment complex was conducted under EPD oversight in 2004 and 2005. Following groundwater and sub-slab vapor sampling, EPD issued a No Further Action letter in June 2005. Surface water and sediment samples were previously collected off-site and all results were below the regulatory limits for surface water and sediment. Future work in regard to off-site impacts is awaiting EPD review/approval of the December 2008 WP. EPD is in agreement that the extent of off-site impacts is known; the purpose of the WP was to fill in data gaps between existing sampling locations.

6.	Savannah, GA (400 Telfair Road (plus Gwinnett Street Extension - easement for ingress/egress))

The facility at 400 Telfair Road in Savannah, GA is subject to a 1988 Consent Order issued by the Georgia Environmental Protection Division (EPD) requiring the characterization of soil, groundwater and surface water impacts in the area of a toluene spill in 1988 and implementation of remediation. The toluene spill was closed out per an August 1988 letter from EPD; however, additional investigation of chlorinated VOCs was requested.

Subsequently, the site became subject to Resource Conservation and Recovery Act (RCRA) Corrective Action per the 1994 Hazardous Waste permit. A RCRA Facility Investigation (RFI) completed in 1995 identified eight Solid Waste Management Units (SWMUs) in connection with various tanks, the drumming shed area and the tank truck loading area. An amendment in 1996 added three additional SWMUs in the tank farm areas and the wastewater holding pond. Numerous investigations were conducted 2001- 2005, which identified elevated concentrations of chlorinated volatile organic compounds in groundwater and in soils in several areas of the site, and also documented that the groundwater plume was not expanding. Clean closure of the inactive hazardous waste storage area was achieved in March 2005. In 2006 and 2007 a pilot test of in-situ chemical oxidation was conducted and the final summary report was submitted to EPD in May 2007. Groundwater monitoring at the site is on-going.

7.	Willow Springs, IL (8500 South Willow Springs Road)

The facility at 8500 South Willow Springs Road in Willow Springs, IL is subject to an Administrative Order on Consent (AOC) with the United States Environmental Protection

Agency (USEPA) under the Resource Conservation and Recovery Act (RCRA) in July 2007. Pursuant to the AOC, Ashland conducted a RCRA Facility Investigation (RFI), which report was approved by the USEPA in July 2010. The RFI indicated VOC and SVOC contamination of soil exceeding Tier 1 SROs for industrial/commercial properties in Investigation Areas 3, 4, 5, and 6 of the facility. The RFI also identified onsite and offsite VOC impacts to groundwater. The Final Corrective Measure Proposal (FCMP), which recommended continued operation of the shallow groundwater extraction and treatment system, monitored natural attenuation along institutional and engineering controls, was submitted to USEPA in September 2010.

The dissolved phase area of impact from contaminants of concern has extended offsite to Burlington Northern Santa Fe railroad land and the Metropolitan Water Reclamation District of Greater Chicago properties. The RFI concludes that the Des Plaines River is a losing stream, and that groundwater discharges to the Chicago Sanitary and Ship Canal. The Sanitary Canal has water quality restrictions.

The site has also been conducting post-closure care since the late 1980 as the result of leakage from three former hazardous waste storage tanks, pursuant to state law under the supervision of the Illinois EPA. A groundwater interceptor trench and treatment system has been in operation since 1987, and Ashland continues to operate this.

8.	South Bend, IN (1817 1/2 West Indiana Avenue)

The facility at 1817 Indiana Avenue in South Bend, IN is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the U.S. Environmental Protection Agency (USEPA). Investigation activities were initiated at the site in 1980 when chlorinated volatile organic compounds (VOCs) were detected in the water off-site at the down-gradient Olive-Sample Well Field (Well Field), one of eight well fields that provide drinking water to the city of South Bend (City). Soil contamination is comprised of VOCs, aromatic petroleum hydrocarbons and chlorinated aliphatic hydrocarbons. Groundwater contamination both off-site and on-site is comprised of VOCs including but not limited to PCE and TCE and aromatic petroleum hydrocarbons.

Between 1981-1983, Ashland removed and replaced two tank farms and excavated impacted soils. Ashland also paid the City $800,000 and entered into a release and indemnification agreement regarding the contamination at the Well Field. Subsequent investigations during 2004-2005 indicated that the edge of the VOC plume was east of, and did not intersect, the Well Field. In September 2005, USEPA issued its determination that migration of contamination groundwater was under control.

Remediation activities are being conducted under the site’s RCRA Part B Permit, which has been in place since December 1992. Following USEPA approval of the RCRA Facility Investigation, an air sparge and soil vapor extraction system was installed at the site in July 2000 and has been upgraded several times. Ashland is required to conduct semi-annual groundwater monitoring for VOCs. Ashland submitted the Corrective Measures Study and Corrective Measures Implementation Plan to the USEPA in 2009 which recommended expanding the current treatment system on-site with MNA for the off-site plume. Neither further investigation nor operation of an off-site remedy is expected.

9.	Kansas City, KS (5420 Speaker Road)

The facility at 5420 Speaker Road in Kansas City, KS is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the United States Environmental Protection Agency (USEPA) and the Kansas Department of Health and Environment (KDHE). In connection with RCRA Facility Investigations (RFI) conducted at the site from 1989-1992, eight solid waste management units and three areas of concern were identified. With the exception of tetrachloroethene, concentrations of constituents in soils (including ethylbenzene, toluene, xylenes, benzene and chlorinated solvents) did not exceed USEPA Region III risk-based concentrations or soil screening levels. For groundwater, only benzene, ethylbenzene, toluene and chlorinated solvents exceeded regulatory limits and risk-based concentrations. Light non-aqueous phase liquid (LNAPL) was also detected in the tank farm area. No further investigations were required.

Pursuant to a Corrective Measures Study (CMS) and Corrective Measures Implementation (CMI) approved by KDHE in June 2004, Ashland operated an air sparging and soil vapor extraction system at the site from January 2005 to January 2006. Groundwater monitoring was discontinued in December 2007 after two years of data showed concentrations of volatile organic compounds below applicable regulatory limits.

Corrective action at the facility to remediate this contamination has been completed. In February 2009, Ashland received a letter from USEPA confirming that the site achieved a “Corrective Action Complete without Controls” determination. Approval of the Corrective Action Completion Report was received from the USEPA in November 2009. Ashland has received a “Corrective Action Complete” letter dated November 10, 2009 without restrictions for the site.

10.	Lansing, MI (2011 Turner Street)

The facility at 2011 Turner Street in Lansing, MI is subject to remedial action under the supervision of the Michigan Department of Environmental Quality (MDEQ) pursuant to Part 201 of the state Natural Resources and Environmental Protection Act. In 1985, routine sampling conducted in connection with construction and start-up of operations at the site revealed chlorinated solvents in a monitoring well located between the tank farm and the truck rack. A groundwater recovery and treatment system was installed in 1985 and later retrofitted in response to several subsequent releases of mineral spirits, diesel and solvents in the late 1980s. In 1994, in response to MDEQ’s concerns about contamination in the perched water bearing zone, Ashland prepared a site-wide Industrial Land-Use Remedial Action Plan (RAP), which was revised and resubmitted to the agency in May 1998. At the state’s request, Ashland also submitted a Notice of Contaminant Migration to MDEQ in June 1999, but presented data supporting Ashland’s conclusion that contaminated groundwater is confined to site boundaries. Since 1999, Ashland has been remediating light non-aqueous phase liquids LNAPL and conducting quarterly gauging of wells without formal response from MDEQ on the RAP. Water quality measurements collected in July 2007 indicate the presence of chlorinated VOCs in the perched water zone and the lower water-bearing zone at concentrations similar to those measured in 1998. Investigations indicate VOCs contamination in the soil.

Ashland submitted a Site Investigation Work Plan to MDEQ in February 2008 (revised in September 2009), outlining plans to characterize soil conditions in two potential source areas; install three wells and evaluate the groundwater flow direction to determine if impacted groundwater is migrating offsite; and demonstrate that characterization of the nature and extent of site-related groundwater contamination in the regional glacial aquifer is complete. Ashland sent proposed changes to the Work Plan to MDEQ in September 2009. MDEQ has approved a phased approach to investigation activities. Groundwater investigation activities are set to begin in October/November of 2010. In addition, a drycleaner was identified at 2017 Turner Street north and east of the facility as a potential source of VOCs in groundwater. Further study will be required.

11.	St. Louis, MO (7609-7623, 7710 Polk Street and adjacent locations)

The facility whose main address is 7710 Polk Street in St. Louis, MO is subject to RCRA Corrective Action under the direction of the Missouri Department of Natural Resources (MDNR). A RCRA Facility Assessment - Preliminary Assessment, as updated in March 1994, originally identified seven solid waste management units (SWMUs) and 16 areas of concern (AOCs), later amended to two SWMUs and three AOCs. Volatile organic compounds are present at the site in soils and groundwater as the result of three releases of solvents during 1989-1990 in the tank farm area and from underground piping. Following additional investigations in July 1996, the MDNR identified one SWMU and three AOCs with potential soil impacts for investigation. Free product was also detected in several of the wells. A letter of agreement (LOA) with MDNR was finalized in January 2002 and a work plan, requiring a phased investigation of SMWUs and a site-wide investigation of groundwater, was approved later that year.

A Phase II investigation was completed in early 2004. Based on the results of that investigation, soils impacts appeared to be minor in all identified areas; all constituents were below screening levels except for xylenes, which slightly exceeded the regulatory thresholds. A human health risk assessment at the site indicated all soils were within acceptable ranges. Free product was demonstrated to have declined to an unmeasurable sheen. As a result, the Corrective Measures Study (CMS) Work Plan approved by MDNR in November 2007 recommends no further action for site soils and monitored natural attenuation of groundwater. The MDNR approved the CMS with the recommended monitored natural attenuation remedy in October 2010. Implementation of institutional controls and initiation of the required monitoring is expected to take place during FY 2011.

12.	Charlotte, NC (3930 Glenwood Drive)

The facility at 3930 Glenwood Drive in Charlotte, NC is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the terms of a Part B permit issued in October 2008. A Phase II RCRA Facility Investigation was approved by the North Carolina Department of Environment and Natural Resources (NCDENR) in September 2007. In 2009, Ashland submitted a Corrective Measures Study (CMS) to NCDENR recommending supplemental investigations and pilot testing to define the remedial approach for groundwater. NCDENR has not yet responded to the submission, but Ashland is currently moving forward with the recommended program. Ashland will also be evaluating potential vapor intrusion in a nearby residential area and impacts to surface water on Stewart Creek; sampling to date does not indicate any other exposure pathways of concern.

Multiple phases of soil and groundwater assessments have identified volatile organic compounds, vinyl chloride, chlorinated ethanes, chlorinated benzenes and petroleum hydrocarbons in groundwater. In addition, sampling has indicated groundwater impacts from lead and chromium. Impacted groundwater has migrated off-site under private residences to the east and north and to surface water in the Stewart Creek Tributary. Free product has been detected at the property boundary. Soils impacted with acetone, phthalates, volatile organic compounds including toluene, petroleum hydrocarbons and vinyl chloride, and SVOCs were detected in on-site soils and in off-site drainage ditches. Multiple on- and off-site potential source areas have been identified, including: former product storage tank areas and associated storm water drainage areas, the Dowell ditch area, and the adjacent Boggs (upgradient), Taylor Salt (upgradient) and Glidden (side gradient) properties. Cleanup standards for groundwater are the state 2L standards; risk-based closure values for soils are expected to be completed in 2010.

The 2010 work plan includes: definition of the efficiency and rates of biodegradation in groundwater immediately prior to discharge to the stream; characterization of natural attenuation rates with the Ashland source area, dilute plume and in groundwater impacts migrating onto the site from up-gradient properties; assessment of natural biodegradation rates and enhancement techniques; finalization of the human health risk assessment for adjacent residential properties and pilot testing of the preferred remedial technologies.

13.	Carteret, NJ (350 Roosevelt Avenue)

The facility at 350 Roosevelt Avenue in Carteret, NJ is subject to a 2002 Administrative Consent Order (ACO) issued by the New Jersey Department of Environmental Protection (NJDEP) under the New Jersey Industrial Site Recovery Act in connection with Ashland’s purchase of the facility in 1992. Prior investigations have identified VOC contamination of both soil and groundwater. Soil contamination has been fully delineated with the exception of the northwest corner of the site; Ashland is currently awaiting NJDEP approval of a Supplemental Remedial Investigation Workplan (SRIW) in order to complete that work. The SRIW also includes a plan to complete groundwater contamination delineation in the shallow and deep zones. Once soil and groundwater delineation is complete, Ashland will prepare a Remedial Action Workplan (RAW).

Corrective action measures currently in place include operation of a groundwater recovery and soil vapor extraction system.

14.	Binghamton, NY (Bevier and Broad Streets (3 Broad Street))

The facility located at 3 Broad Street in Binghamton, NY is subject to Resource Conservation and Recovery Act (RCRA) corrective action requirements under the supervision of the New York State Department of Environmental Conservation (NYSDEC). A RCRA Facility Investigation (RFI) conducted at the site in 1996-1997 identified volatile organic compounds (VOCs) in groundwater. Soils at the site were determined to contain only trace concentrations of VOCs and, in January 1997, NYSDEC informed Ashland that no further soil investigation was required.

Additional groundwater sampling was required in 1998-1999 to delineate the VOC plume on-site and down-gradient of the facility. Ashland detected VOCs in the groundwater under the adjacent railroad property, but also confirmed the hydraulic isolation of the deeper water-bearing zone used as a public water supply by the City of Binghamton. Pursuant to the terms of the facility’s RCRA permit, Ashland is currently required to conduct semi-annual groundwater monitoring, continued monitoring of soil vapor and vapor intrusion, operation of vapor intrusion mitigation systems in nearby residential homes and a sub-slab depressurization system in the basement of the Ashland facility. NYSDEC recently approved the RFI Report and RFI Summary Report. Ashland does not anticipate that further corrective action will be necessary and plans to prepare a Corrective Measures Study (CMS) recommending monitored natural attenuation for the site. Every 6 months a Semi-Annual Progress and GWM Report is submitted to DEC.

15.	Columbus, OH (3849 Fisher Road)

The facility located at 3849 Fisher Road in Columbus, Ohio has been since 1993 conducting post-closure care under RCRA under the supervision of the Ohio Environmental Protection Agency (Ohio EPA). Closure of a former underground hazardous waste storage tank and installation of the groundwater remedial system were completed in May 1994. Long-term groundwater monitoring and recovery are expected in order to meet post-closure performance standards for (VOCs) and Diesel Range Total Petroleum Hydrocarbons (TPH-DRO). Semi-annual monitoring is required.

16.	Moraine, OH (2854 Springboro Road)

The facility at 2854 Springboro Road in Dayton, OH is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action, currently under the supervision of the Ohio Environmental Protection Agency (Ohio EPA), as the result of discolored soils observed during removal of underground and aboveground storage tanks in 1991. Subsequent investigations, including a soil gas survey, confirmed the presence of volatile organic compounds and petroleum hydrocarbons on-site and off-site in subsurface soil and groundwater. Light non-aqueous phase liquid (LNAPL) was also observed floating on the water table beneath the site.

Although the USEPA did not respond to a RCRA Facility Investigation Work Plan submitted by Ashland in August 1996, voluntary Interim Remedial Measures were implemented between 1996 and 2002. When the Hazardous and Solid WasteAmendment (HSWA) Permit for corrective actions became effective in December 2002, jurisdiction was transferred to Ohio EPA. Ashland submitted modified versions of the work plan in 2003 and 2005, and Ohio EPA approved Ashland’s RCRA Facility Investigation (RFI) Report in July 2009. Ashland subsequently submitted a Corrective Measures Study (CMS) Work Plan, including enhancement of the existing air sparge and soil vapor extraction system to control on-site sources and prevent off-site migration, to Ohio EPA which plan was approved in September 2010.

17.	Knoxville, TN (National Drive & Asbury Road)

The facility on National Drive in Knoxville, TN is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the U.S. Environmental Protection Agency (USEPA) (previously) and the Tennessee Department of Environment and

Conservation (TDEC) (currently). Between 1988 and 1991, EPA and TDEC conducted a RCRA Facility Assessment (RFA) following a preliminary review of USEPA files and identified four areas of concern (AOCs) for further investigation. Confirmatory sampling followed by interim remedial measures, including a groundwater containment system, were undertaken by Ashland 1993-2000 to address volatile organic compounds (VOCs) in groundwater, surface water and in a water supply well. The Final Hazardous Waste Corrective Action Permit was issued in September 2010.

Ashland completed a RCRA RFI and Corrective Measures Study which were approved by the TDEC in 2000. To address VOCs in the soil and groundwater beneath the facility, as well as in groundwater down-gradient of the facility, corrective action measures currently being implemented pursuant to the CMS include operation of an extraction well and groundwater containment system onsite and an air sparge system inside a culvert that collects groundwater offsite as it daylights prior to discharging (S-2) into the River. Ashland is also currently conducting semi-annual groundwater monitoring and semi-annual sampling of water quality near the S-2 discharge.

18.	Memphis, TN (2351 Channel Avenue)

The facility located at 2351 Channel Avenue in Memphis, TN is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the Tennessee Department of Environment and Conservation (TDEC). A RCRA Facility Investigation report, approved by the TDEC in December 2001, identified chlorinated and nonchlorinated volatile organic compounds (VOCs) in soils and in the shallow “perched” aquifer on- and off-site of the facility. At present, VOC concentrations in the groundwater are mostly below applicable standards. Surface Water samples in the Mississippi River Harbor Channel have historically been below state Surface water Quality Limits and, as of 2008 and 2009, show non-detect levels.

With TDEC approval, active remediation efforts were discontinued in June 2005. In March 2008, TDEC issued a final permit for the site incorporating the remedy (monitored natural attenuation) approved in the Corrective Measures Study and defining the standards for groundwater and surface water monitoring as well as institutional controls for the site.

19.	Garland, TX (3101 Wood Drive (plant) + Santa Fe Miller Road (Wood Street))

The facility located at 3101 Wood Drive and Santa Fe Miller Road in Garland, TX is subject to Resource Conservation and Recovery Act (RCRA) Corrective Action under the supervision of the Texas Commission of Environmental Quality (TCEQ) in connection with several operational spills of methanol, xylene and blended product as well as leaks from underground pipelines prior to 1992. In May 1992, free phase product (xylene) was detected in a creek. Ashland used floating containment booms, an underflow dam and a vacuum truck to capture the free phase product on the water surface. Free phase product was also discovered to have impacted perched groundwater. A combined RCRA Facility Investigation (RFI)/Corrective Measures Study (CMS) was approved by the TCEQ in 2006, consisting of a dual perched water recovery and soil vapor excavation system (TCEQ approved shutdown of the system in 2008), engineering and institutional controls, and completion of an ecological/human health risk assessment. Ashland has currently met all requirements under the CMS. A revised Response Action Completion Report was submitted to TCEQ and was approved in October 2010. Remaining tasks are: submission of the final Response Action Completion Report (RACR), plugging and abandonment of site wells and system decommissioning.

20.	Menasha, WI (200-208 Abbey Avenue; 204 Madison Street; 212 Abbey Street; Randall Street (vacated alley)

The facility located at 200-208 Abbey Avenue; 204 Madison Street; 212 Abbey Street; and Randall Street (vacated alley) in Menasha, WI is subject to Resource Conservation and Recovery Act (RCRA) Closure under the supervision of the Wisconsin Department of Natural Resources (WDNR). From November 1990 to May 1991, several storage facilities were closed (including a hazardous waste container storage pad, product spill recovery tank, and underground product storage tanks and fuel storage tanks) in accordance with an approved closure plan. Sampling conducted in connection with the closure indicated impacts from chlorinated volatile organic compounds and metals to soil and groundwater at the site. In 1997, the WDNR approved a remedial plan for the site consisting of engineering controls (surface pavement cap at the former tank basin), semi-annual groundwater sampling and monitored natural attenuation.

21.	Nashville, TN (2315 Clifton Avenue)

The facility at 2315 Clifton Avenue in Nashville, TN is enrolled in the Tennessee Department of Environment and Conservation’s (TDEC) Division of Solid Waste Management, State Remediation Group voluntary cleanup program. The suspected release to the environment is from former USTs. Volatile organic compounds (VOCs), have been detected in on-site soils and groundwater. Active groundwater remediation was initiated in 1988 using a recovery trench to capture groundwater to be treated prior to discharge. The groundwater system was shut down in 1996. In 1996 an air sparge and soil vapor extraction system was installed in the former UST area. In 2000 the system was shut down based on analytical data. To complete the remediation of groundwater, in-situ treatment was initiated in October 2008 via chemical oxidation and reductive dechlorination. In addition approximately 80 tons of impacted soil was excavated and removed from the site. Based on historical data, recent remediation activities and a site-wide risk evaluation, the site is eligible for closure. TDEC has agreed that the only remaining task Ashland needs to complete is to record a deed restriction on the property which would require that the property remain industrial/commercial and any intrusive activities would require notification to TDEC and evaluation of potential vapor intrusion. Ashland has submitted a draft deed restriction which is currently under review by TDEC.

22.	Columbia, SC (729 Mauney Drive)

A spill of unknown chemicals occurred in 1987, which impacted groundwater. As of September 4, 1997, the remediation of the site is described as a “low corrective action” priority.

23.	Mississauga, ON (905 Winston Churchill Blvd).

Subsurface and groundwater contamination from TPH and NAPL (oil and grease) attributable to former packing operations has been identified at the property; however, the plume is reported to have dissipated. There have also been two spills attributable to cracked valves, one on April 25, 2009 involving 2,400 liters of n-propyl acetate, and another on July 20, 2005 involving 4,500 L of Hisol-10. No material from these two incidents reportedly escaped from the containment berms.

24.	Tampa, FL (5025 West Hanna).

The property at 5025 West Hanna Avenue in Tampa, FL was purchased by Ashland in 2001. Previous owners appear to have used this parcel as an unpermitted landfill dating back to at least 1965. Construction and demolition debris, both metallic and non¬metallic, has been buried in various areas across the property. Geophysical surveys also indicate an area containing a black, tarry substance in the vicinity of boring MW-7/SB-2 but environmental studies have concluded that this substance does not present an on¬going source of contamination to groundwater.

The groundwater underneath the property has been impacted by volatile and semi-volatile organic compounds. The majority of the contamination is believed to have originated from the adjacent Ashland facility located at 5125 West Hanna (see description above), however other contaminated properties and sources of contamination are known in the vicinity. Ashland is currently preparing a Corrective Measures Study (CMS) covering contamination at the 5025 and 5125 West Hanna sites, and a groundwater monitoring program has been implemented to assess the vertical and horizontal extent of the groundwater contamination on and off-site. Routine groundwater monitoring is conducted on a semi-annual basis and these data are being used to update the groundwater flow model previously developed to assist in evaluating the remedial options presented in the CMS. Based on previous investigation and modeling results, Ashland expects to recommend monitored natural attention and institutional controls to achieve risk-based closure for the site.

B.	Off-Site Locations

1.	Picillo Farm Site, Piggy Hill Lane, Coventry, RI

The facility, a former pig farm, was used for the disposal of hazardous waste and liquid chemicals until a 1977 explosion initiated waste removal and excavation of on-site disposal trenches. Some wastes from the SCP site in Carlstadt, NJ (described below) allegedly were disposed of at the site. On-site groundwater and soil were contaminated with volatile and semi-volatile organic compounds. The site was listed on the National Priority List (“NPL”) in 1983. Soil removal actions were completed in 2003, and the groundwater extraction and treatment system at the site currently is in a long term operation and maintenance (“O&M”) phase.

2.	Martin Aaron, 1542 South Broadway, Camden, NJ

Ashland is a potentially responsible party (“PRP”) at the Martin Aaron Superfund site, which was operated as a drum recycling facility from the 1960’s to 1998. Volatile organic compounds (“VOCs”) and inorganic constituents (including arsenic, cadmium, mercury, selenium, barium, chromium and lead) were identified in site sewer basements and drums. The site was added to the NPL in 1999. The U.S. Environmental Protection Agency (“U.S. EPA”) issued a Record of Decision (“ROD”) and completed the Remedial Investigation Feasibility Study (“RI/FS”) in 2005. On November 8, 2007, a Consent Decree was executed under CERCLA that settles claims by the federal government and State of New Jersey to perform the soil remedy and to recoup past costs, as well as state natural resource damage claims. The selected remedy for soil involves the treatment, disposal and/or capping of contaminated soil. Potential future groundwater treatment will be dependant upon the success of the soil remedy. Ashland has been allocated a 12.12% share of the costs.

3.	Alterman Enterprises (Tara Cleaners), 6569 - 6656 Tara Blvd, Jonesboro, GA 30236 (MBD)

Ashland is a responsible party at the Tara Shopping Center, which has included dry cleaning operations, due to alleged past spills of tetrachloroethene (“PCE”) by Ashland delivery drivers. The property was listed on the Hazardous Site Inventory (“HIS”) in August 2005 and is being redeveloped under Georgia’s brown field program. Site investigation has included the installation of numerous monitoring wells. An in-situ chemical oxidation reactive zone barrier pilot test was conducted in August 2009, along with the drilling and installation of 12 potassium permanganate slurry-filled fractures at two injection locations, which currently is being monitored and evaluated. Significant concentrations decreases have not yet been observed. Additional monitoring will continue on a monthly basis until summer 2011. Ashland does not believe it is responsible for a separate VOC plume extending offsite. In particular, the plume extending near the sanitary sewer line located south of the shopping center is likely a result of dry cleaning operations and compromises in the sewer line. The plume is made up of PCE and is separated from the on-site plume, as confirmed by an area between the plumes where contamination has not been detected. Based on the quantity of Ashland’s release, a 5-gallon alleged surficial spill of PCE, and the immediate clean-up efforts undertaken by the driver, it is unlikely that Ashland is the source of the material in the sanitary sewer. Material in the sewer is believed to be from other sources, including the drycleaning operations for which Ashland is not responsible. An in-situ thermal soil and groundwater remedy near the former dry cleaner is planned to be installed in winter/spring of 2011. The effort will be a joint venture between the property owner, Tara Holdings, LLC, and Ashland.

4.	Passaic River (Diamond Alkali), 80 and 120 Lister Avenue, Newark, NJ

Ashland is a member of the Cooperating Parties Group (“CPG”) for the Diamond Alkali Superfund Site in Newark, New Jersey, a former pesticides manufacturing plant that was operated from 1951 to 1969 and was listed on the NPL in 1984. The CPG and Ashland in May 2007 entered into an Administrative Order on Consent with the U.S. EPA (signed by approximately 80 other PRPs) to fund the RI/FS for a 17-mile stretch of the Lower Passaic River, which is slated for completion in late 2013. Currently, Ashland is a responsible party for only the Lower Passaic River Study Area OU. The investigation is ongoing. Ashland has been allocated a 2.2% share of the RI/FS costs. While the U.S. EPA has public noticed a Focused Feasibility Study, Ashland and the CPG have not committed to any future remedial actions.

5.	American Chemical Services, 420 S. Colfax, Griffith, IN (Fed)

The ACS facility conducted solvent recovery and chemical manufacturing operations starting in approximately 1955. The U.S. EPA placed the site on the NPL in 1989 and completed the RI/FS in 1992. A plume of VOCs has been detected beneath the site. Remediation is well along at this site, including operation of the soil vapor extraction and groundwater treatment systems are ongoing, and a final soil cover has been installed and is being maintained over the off site containment area. Ashland’s current allocation is 5.862%.

6.	Solvent Recovery Services, Southington, CT (SGR)

Ashland is a PRP at the SRS site with a 1.2% allocation share. The RD/RA Consent Decree was entered in March 2009. The remedial Design Work Plan is currently under review by the agency. The proposed remedy includes in-situ thermal treatment, capping, some additional investigation work for vapor intrusion and long-term groundwater pump and treat and monitoring. The project is funded by a trust with a line of credit from Ashland that isn’t expected to be drawn upon for more than 10 years.

7.	Coopers Drum, 9316 South Atlantic Avenue, South Gate, CA

Ashland is a PRP at the Coopers Drum site, which was operated as a steel drum reconditioning facility from approximately 1941 to 1992. The site was designated a Superfund site in June 2001, and a ROD was issued in September 2002. The selected remedy involves dual phase extraction and treatment with liquid-phase activated carbon to treat volatile organic compounds in soil and perched groundwater. Pump and Treat will be used to remove mass and contained impacted groundwater. The U.S. EPA completed the Soil and Groundwater Remedial Design Reports in September 2007, and the site currently is in transition from a fund site to a PRP enforcement lead site. The PRP group is currently working to develop an allocation scheme and negotiating the final remedy with the U.S. EPA. To date, the U.S. EPA has dropped from the remedy in-situ chemical injection and a reactive barrier wall.

8.	Chemical Recovery Systems, 142 Locust St, Elyria, OH (SGR)

Ashland is a PRP at the Chemical Recovery Systems Superfund Site in Elyria, OH. The ROD was finalized in October 2007, requiring excavation and off-site disposal of contaminated soil and monitored natural attenuation of groundwater. Ashland has been allocated an 8.01% share of site remedy costs pursuant to the Final Consent Decree and Participation Agreement Package executed in September 2010.

9.	Seaboard Chemical, 5899 Riverdale Drive, High Point (Jamestown), NC

The site is composed of two properties: the Seaboard Chemical Corporation (“SCC”) Facility and an adjacent municipal solid waste landfill. SCC operated solvent recovery and fuel-blending facility from approximately to 1974 to 1989 and was granted Interim Status as a treatment, storage and disposal facility under RCRA in 1982. Removal activities were completed in 1992. The facility was designated a Superfund site in 1997, but was not placed on the NPL. Capping of the landfill has been completed with at least two feet of native soil and vegetative cover.

In September 2005, DENR conditionally approved the responsible parties’ “Remedy Recommendation Document”, which involves groundwater treatment and containment and engineering and institutional controls. Remedial activities have progressed in three phases. The first phase, involved conducting an RI/FS and baseline risk assessment and was completed in April 2005. The second phase, involved the installation of piping and other equipment to be used in the groundwater extraction pilot study and was completed in November 2005. In December 2008, the “work parties” executed a Remedial Action Settlement Agreement and, in January 2009, commenced construction of Phase 3 of the remedial activities, which involved installation of treatment systems. O&M is currently being conducting on-site. Ashland’s allocation is 1.39% of the remedial cost.

10.	Scientific Chemical Processing (SCP), 216 Paterson Plan Road, Carlstadt, NJ

Ashland is a PRP at the Scientific Chemical Processing (“SCP”) site in Carlstadt, NJ, a former waste processing facility that shut down in 1980 and listed on the NPL in 1983. An interim remedy, including a cap, dewatering system, and a slurry wall, was completed in 1992. The U.S. EPA selected a final remedy for the on-site soils and groundwater in August 2002. Implementation of the final remedy is expected to be completed in 2011. In addition, the U.S. EPA is currently reviewing investigation results relating to off-site groundwater, and a final remedy for off-site groundwater is expected in 2011. Ashland has historically used an interim allocation of 1.8552% based on historical waste-in calculations. Work to date has been funded by an insurance cash-out which is near exhaustion. Future costs will be allocated based on share percentages to be negotiated in 2011.

11.	French Limited (Fed), San Jacinto River Crossing, Crosby, TX

The site is a former industrial waste storage and disposal facility located at the San Jacinto River Crossing in Crosby, TX, where tank bottoms, pickling acids and off-specification product from refineries and petrochemical plants were disposed, processed and burned. Ashland was designated a PRP in 1983, and the ROD was issued in March 1988. The remedy selected involved biological treatment of sludges and contaminated soils. In situ remediation and pump and treat systems were operated from approximately 1992 to 1995. Monitored natural attenuation of groundwater began in 1996. Current activities include a groundwater screening technology evaluation, to be followed by a Supplemental FS for a groundwater ROD amendment to address residual on-site contamination. Ashland’s share of costs is 8.85%.

12.	Tri-Cities Barrel, Old Route 7, Fenton, NY (SGR)

Ashland is a PRP at Tri-Cities Barrel site in Fenton, NY, which was operated as a drum reconditioning facility from approximately 1955 to 1992. The PRPs entered an Administrative Order on Consent with the U.S. EPA for a removal action in 1996. A ROD was finalized in March 2000. The remedy involved excavation and off-site treatment/disposal of contaminated soils and extraction and treatment of groundwater. Presently, one area of concern remains open (MW-19 area). Recent pilot testing of remedial technologies suggest the area does not warrant further action. The U.S. EPA has required additional data collection in soils and groundwater to confirm this finding, however. Site activities include routine groundwater sampling and reporting.

13.	Schilling Landfill (Fed), Route 52 and Patric Road, Hamilton Township, OH

Ashland is a PRP at the Schilling Landfill site in Lawrence County, Ohio, which was used as a waste disposal facility from approximately 1969 to 1980. The ROD for the site was issued in 1989. Construction of the site remedy was completed in August 1993 pursuant to a consent order with the U.S. EPA. The PRP group is currently operating and maintaining a pump and treat system and conducting semi-annual groundwater monitoring and reporting. No additional remedial work is planned at this time.

14.	Kin Buc, Meadow Road, Edison, NJ (Fed)

The Kin Buc site operated as a municipal and industrial waste landfill from approximately 1940 to 1976 and accepted hazardous wastes for a period of time in the 1970s. It was listed on the NPL in 1983. In 1984, the U.S. EPA issued a notice letter and request for information to Ashland and other responsible parties. The RODs for OU1 1(landfill) and OU2 (wetlands and waterways) were finalized in 1988 and 1992, respectively. Ashland and other responsible parties paid approximately $5 million to resolve their liability with the U.S. EPA, pursuant to a 1988 consent decree. In 1990, however, certain other owner/operators commenced litigation against Ashland and other generators. The resulting settlement agreement requires the settling defendants to pay approximately 32% of future remedial and oversight costs, of which Ashland has a 1.41% share. Remedial activities for OU1, are currently in an O&M phase, and is ongoing in OU2. In 2009, the third five-year review indicated elevated levels of PCBs in Edmunds Creek. In response, U.S. EPA and The New Jersey Department of Environmental Protection have initiated additional investigations into potential sources.

15.	Lammers Barrel (Beavercreek, Ohio), Intersection of Grange Hall and East Patterson Roads, Beaver Creek, OH (SGR)

Ashland is a PRP at the Lammers Barrel site in Beavercreek, OH, a former solvent processing facility that operated from 1953 until it was destroyed in a fire in October 1969. Investigation at the facility began in the mid 1980s. VOCs, lead and PCBs have been detected in site soil, and VOCs have also been detected in onsite and off-site groundwater. In 2003, the site was listed on the NPL and the RI/FS work plan was approved by the U.S. EPA. Ashland has been allocated a share of 1.92%. The U.S. EPA Region V approved the Remedial Investigation Report in 2009 and is currently reviewing a feasibility study for the on-site soils and groundwater that recommends a combination of engineering and institutional controls. Off-site groundwater requires additional investigation to support the recommended monitored natural attenuation remedy. The selection of a remedy for on-site soils is expected in early 2011.

16.	Carpentersville Waste Site, Carpentersville, Illinois (SGR)

Ashland is a PRP at the Carpentersville Waste Site in Carpentersville, IL, a former waste disposal area adjacent to an operating paint resins facility. In 1995, the PRPs signed a Consent Order with the Illinois EPA’s State Sites Unit to remediate the site using SVE. Ashland has been allocated a share of 25%. The agency is currently reviewing a proposal from the PRPs to update the clean-up standards established in the Consent Order to more recent risk-based standards. If the proposal is approved, all but two areas currently under remediation will be closed. The two remaining areas will continue to be addressed using the AS/SVE system.

17.	LWD, Inc. Superfund Site, 2475 Industrial Pky., Calvert City, KY

Ashland is a PRP at the LWD, Inc. Superfund Site in Calvert City, KY. Site-wide soil impacts and buried materials are proposed to be managed in place via engineering controls existing monitoring well network. Two areas of perched ground water impacts exist, one of which is purposed to be backfilled and the other is continuing to be investigated to determine what, if any, additional remedial actions are necessary. Arsenic and VOCs in groundwater above regulatory standards have been detected since the early 1990s. Since that time, VOC concentrations have declined while arsenic concentrations have increased at a down gradient, perimeter well location. Monitored natural attenuation has been proposed as the response. The Technical Committee had a productive meeting with the Kentucky Department of Environmental Protection (“KDEP”) in October 2010. As a result, Ashland believes that KDEP was inclined to accepting the PRP’s recommendation that no further active remediation would be required and to approve monitored natural attenuation was an acceptable option. However, Ashland has not yet received any official feedback from the KDEP.

18.	Hardage Criner, State Highway 122, Criner, OK

Ashland is a PRP at the Hardage/Criner site in McClain County, Oklahoma, a former industrial waste disposal site from 1972 to 1980, which was listed on the NPL in 1983. The U.S. District Court for the Western District of Oklahoma issued a Judgment and Order implementing a remedial design plan for on-site soils and groundwater in August 1990. Remedial activities are in the 15th year of the O&M phase. Ashland’s allocation at this site is 1.46%

19.	Portland Harbor, between RM 3.5 & 9.2, Portland Harbor, OR

Ashland is a PRP at the Portland Harbor Superfund site in Portland, OR, a segment of the Lower Willamette River. The site was listed on the NPL in December 2000. The Lower Willamette Group (“LWG”) signed an Administrative Order on Consent with U.S. EPA in September 2001 to perform site investigations. In June 2009, U.S. EPA, with joint effort of LWG, issued a map identifying the areas of potential concern within the Lower Willamette River. Ashland is not a member of the LWG. However, Ashland is a member of the Portland Harbor Federal Superfund Site Participation and Common Interest group which is made up of PRPs that are currently in the process of negotiating an allocation agreement to address past and future costs.

The RI/FS was expected to be completed in 2000 but is still being addressed. Risk assessment activities are currently underway and the FS portion of the work is being initiated. There have been no remedial activities involving Ashland initiated to date, although some of the larger PRPs have completed focused remedial efforts on their individual properties. Ashland also is participating in the natural resource damage assessment (“NRDA”) cooperative process with NRD Trustees and other parties. Ashland has agreed to participate in Phase II of the NRDA process. The specific costs associated with this participation have not yet been determined. However, the NRDA group is working to utilize the results of the OCUI allocation efforts for the NRDA allocation purposes as well.

20.	Davis Liquid Waste, Tarkiln Road, Smithfield, RI

Ashland is a PRP at the Davis Liquid Waste Site in Smithfield, RI, which was operated as an industrial solid waste disposal site for a five-year period from the 1960s to the early 1970s and used for disposal of hazardous substances between 1976 and 1977. The site was listed on the NPL in 1983. The ROD for the site was issued in 1987. Soil remediation was concluded in April 2001 by a settling group of PRPs. In 1998, a declaratory judgment was issued holding Ashland and 4 other PRPs liable impact to groundwater for alleged waste disposals at the Site in 1977. Ashland’s allocation was determined to be 1.03% for future response costs. This allocation equates to 56.59% based on the assigned allocations of the other Groundwater Defendants (this percentage will decrease if Ashland is successful in identifying additional PRPs). The current groundwater remedy involves extraction and treatment of contaminated groundwater. Following a 2010 Focused Feasibility Study, EPA released a Proposed Plan recommending the groundwater remediation approach be changed to in-situ chemical treatment and enhanced biodegradation in June 2010, and the amended ROD reflecting this change was issued September 30, 2010.

21.	North Guernsey Street Site, 4900 North Guernsey Street, Bellaire, OH (MWM)

The Company is conducting semi-annual groundwater monitoring at the site under the supervision of the Ohio EPA. All the findings from the September 2010 sampling event are below drinking water standards. Pursuant to the cleanup order Ashland will be petitioning Ohio EPA to terminate the order releasing Ashland from further remediation liabilities.

22.	Philip Services, 2324 Vernsdale Road, Rock Hill, SC

Ashland is a PRP at the Philip Services Superfund Site in Rock Hill, SC. The feasibility study is currently being developed, and a final remedy has not been selected. The allocation committee has not yet established allocation percentages for Ashland or other PRPs. There is a draft feasibility study prepared by CDM (the consultant working for SCDHEC) on which the PRP Group provided comments and recommendations last summer. The group met with SCDHEC to discuss the remedy on September 9, 2010. There has been no decision on path forward, and there is no final consent order or allocation as of yet.

23.	Mays Phillips, 93 Phillips Lane, Robinson Township, PA

The site was owned and operated by Mays Properties, Inc., which operated a waste transfer business from approximately 1972 to the 1980s. Ashland and other former clients of Mays, including Beaver, Neville Chemical and Aristech, have entered into an s order with PADEP to resolve their liability and remediate the site pursuant to PA Act 2. The parties currently are investigating and the site and evaluating potential remedies. Along with cleanup, a soil cover is expected to be installed at the site. Ashland has a 9.25% share of costs.

24.	Berry’s Creek, Berry’s Creek, Bergen County, NJ

In May 2008, the PRPs for this site signed an Administrative Order on Consent with the U.S. EPA for the Remedial Investigation Feasibility Study for the Berry’s Creek Study Area (“BCSA AOC”), which is ongoing Ashland is not a party to the BCSA AOC. Ashland is, however, a member of the Scientific Chemical Processing Superfund site in Carlstadt, NJ, which is a party to the BCSA AOC. As described above, Ashland has a 1.8552% share at the SCP site although formal allocation negotiations at SCP have yet to begin (work has historically been funded by an insurance cash out which is near exhaustion). The SCP site (located in the BCSA watershed) has an interim allocation of 11.87% in the BCSA.)

25.	Cranston Landfill, 1688 Pontiac Avenue, Cranston, RI (SGR)

The Cranston Sanitary Landfill was operated as a disposal site for a variety of chemical waste and other refuse from 1945 to the late 1980s. Waste from the SCP site in Carlstadt, New Jersey, where Ashland is a PRP, allegedly was transshipped to the landfill and disposed. Ashland and other companies received Letters of Responsibility from the state of Rhode Island in 1998. The State approved the RI/FS in 2008 and final remedy in 2009, which involves capping of the landfill and groundwater monitoring. The PRP group has engaged Cover Technologies Inc. to cap the landfill over the next five years using beneficial use material. The Remedial Action Consent Decree has been submitted to the agency and is expected to be executed and lodged with the U.S. Court of Rhode Island in the winter of 2010.

26.	Amenia Landfill, Route 22 S (1.5 miles south of Route 44), Amenia, NY

Ashland is a PRP at the Amenia Landfill, which accepted municipal and industrial waste from approximately 1940 to 1976. The non-municipal PRP group, including Ashland, entered a Consent Order with U.S. EPA in October 2001, and a ROD was finalized in March 2006. The selected remedial action involved excavation of PCB- and heavy metal- contaminated sediments from an adjacent wetland/pond and construction of a low-permeability cap over the landfill surface. Results of recent investigations and design cost estimates are expected in fall/winter 2010. The remedial construction will be put out to bid in March/April of 2011. No remediation work has begun at this time. Ashland has been allocated a 7.56% share of the costs incurred by Amenia that are eligible for reimbursement under the State’s Environmental Quality Bard Act and 8.89% of ineligible costs.

27.	Soo-Line/Shoreham Yard, Minneapolis MN (Central Avenue).

Ashland leased approximately 0.45 acres at the Soo Line (now Canadian Pacific Railway) Shoreham Yard Site from March 1973 to September 1982. Documented releases at the facility during Ashland operations include spills of xylene and mineral spirits. In September, 2001 Soo Line filed suit against Ashland; this matter was eventually settled in the fall of 2005 with the parties splitting remedial obligations. As a result of the litigation, numerous site investigations were conducted, detecting VOCs in soil and groundwater and the presence of LNAPL. Canadian Pacific Railway committed to a RAP with the Minnesota Pollution Control Agency in 2004. Ashland is currently operating multiple remediation systems (a soil vapor extraction system for the shallow soils, a groundwater pump and treat system for the shallow groundwater, an enhanced in-situ biodegradation system for the till smear zone and conducts period bailing to remove free product in less than 10 wells). Jointly with the railroad, Ashland received approval of monitored natural attenuation for the deep groundwater plume that extends offsite.

Exhibit A to Schedule 1.1(d)

Exhibit A to Schedule 1.1(d)

Claimant	Address	State	Alleged Nexus
Owned or Formerly Owned Facilities

Akron, OH	200 Darrow Road, Akron, OH	OH	Distribution Facility

Atlanta	4550 NE Freeway, Doraville, GA	GA	Distribution Facility

Baton Rouge, LA	11109 S Choctaw Dr, Baton Rouge, LA	LA	Distribution Facility

Binghamton, NY	3 Broad Street, Binghampton, Broome County, NY	NY	Distribution Facility

Birmingham, Alabama	3300 Ball Street, Birmingham, AL	AL	Distribution Facility

Buffalo	3701 River Road, Tonawanda, NY	NY	Distribution Facility

Catlettsburg	Catlettsburg, KY	KY	Distribution Facility

Chandler, AZ	6839 West Chicago Street, Chandler, AZ	AZ	Distribution Facility

Charlotte, NC	3930 Glenwood Dr., Charlotte, NC	NC	Distribution Facility

Chicago (Willow Springs, IL),	8500 W Willow Springs Rd, Willow Springs, IL	IL	Distribution Facility

Cincinnati (Evandale)	Evandale Industrial Park, Evandale, OH	OH	Distribution Facility

Cincinnati	1953 Losantiville Ave, Cincinnati, OH	OH	Distribution Facility

Clearfield, Utah (Salt Lake City)	Freeport Center Industrial Park, Clearfield, UT	UT	Distribution Facility

Cleveland	East 84th Street, Cleveland, OH	OH	Distribution Facility

Columbia, SC	729 Mauney Dr, Richland County, Columbia, SC	SC	Distribution Facility

Columbus	3849 Fisher Road, Columbus, OH	OH	Distribution Facility

Dallas and Cullum Construction Company	3101 Wood Dr, Garland, TX	TX	Distribution Facility & neighboring property owner claim

Dayton	2854 Springboro Rd W, Dayton, OH	OH	Distribution Facility

Detroit	6451 Georgia Ave, Detroit, MI	MI	Distribution Facility

Fort Wayne, IN	Fort Wayne, IN	IN	Distribution Facility

Fresno	4525 E Commerce Street, Fresno, CA	CA	Distribution Facility

Glenrose Avenue	1800 N. Glenrose Avenue, Lansing, MI	MI	Distribution Facility

Greensboro, NC Lindley Estate	2800 Patterson Street, Greensboro, NC	NC	Distribution Facility

Greenville Bi-Lo Mauldin SC	100 Industrial Blvd, Greenville, SC	SC	Distribution Facility

Houston - Old Galveston Road Distribution Facility	8901 Old Galveston Road, Houston, TX	TX	Distribution Facility

Indianapolis	8315 East 33rd Street, Indianapolis, Marion County, IN	IN	Distribution Facility

Jackson, Mississippi	455 Industrial Drive, Jackson, MS	MS	Distribution Facility

Jacksonville, FL	1645 N McDuff Avenue, Jacksonville, FL	FL	Distribution Facility

Jacksonville, AR	Jacksonville, AR	AR	Distribution Facility

Kansas	5420 Speaker Road, Kansas City, KS	KS	Distribution Facility

Knoxville	5263 National Drive, Knox County, Knoxville, TN	TN	Distribution Facility

Louisville	1300 Southwestern Pkwy, Louisville, KY	KY	Distribution Facility

Memphis, TN Barr& Company	2351 Channel Ave, Memphis, TN	TN	Distribution Facility

Menasha, WI	204 Madison Street, Menasha, WI	WI	Distribution Facility

Mesa, Arizona	Mesa, AZ	AZ	Distribution Facility

Miami, Florida	200 NE 181St St, Miami, FL	FL	Distribution Facility

Milwaukee, WI	1033 N Hawley Rd, Milwaukee, WI	WI	Distribution Facility

Mobile & Related Coleman, et al Litigation	701 Western Dr, Mobile, AL	AL	Distribution Facility

Moline, IL	6600 John Deer Rd, Moline, IL	IL	Distribution Facility

Exhibit A to Schedule 1.1(d)

Claimant	Address	State	Alleged Nexus
Montreal East	10515, rue Notre-Dame Est, Montreal, Est		Distribution Facility - Leased

Newark, NJ	221 Foundry Street, Newark, NJ	NJ	Distribution Facility

Orlando, FL & Orlando Central Park	1929 Directors Row, Orlando, FL	FL	Distribution Facility

Philadelphia	100 North Commerce Dr, Aston, PA	PA	Distribution Facility

Pittsburgh	150 West Fourth Ave, Freedom, PA	PA	Distribution Facility

Raleigh, NC The News and Observer Dumas Oil Property	1415 S Bloodworth St, Raleigh, NC	NC	Distribution Facility& neighboring propertyowner claim

Rensselaer, NY	South Street, Rensselaer, NY	NY	Distribution Facility

Roanoke	2410 Patterson Avenue, Roanoke, VA	VA	Distribution Facility

San Juan PR	San Juan Puerto Rico		Distribution Facility

Santa Fe Springs, CA	10505 S Painter Ave, Santa Fe Springs, CA	CA	Distribution Facility

Savannah, GA	400 Telfair Rd, Savannah, GA	GA	Distribution Facility

Seattle, WA	Seattle, WA	WA	Distribution Facility

South Bend, IN	1817 W Indiana Ave, South Bend, IN	IN	Distribution Facility

St Louis	7710 Polk Street, St Louis, MO	MO	Distribution Facility

Tampa & Related Hanna Litigation	5125 W Hanna Avenue, Tampa, FL	FL	Distribution Facility & neighboring property owner claim (Ashland purchased neighboring property)

Tewksbury, MA	400 Main Street, Tewksbury, MA	MA	Distribution Facility

Tulsa, OK	3535 W 21st Street, Tulsa, OK	OK	Distribution Facility

Turner Street	2011 Turner St, Lansing, MI	MI	Distribution Facility

- Carteret, NJ	350 Roosevelt Avenue, Carteret, NJ	NJ	Distribution Facility

- Port Tampa	Port Tampa, FL	FL	Distribution Facility

Charlotte, NC	601 North Hoskins Road, Charlotte, NC	NC	Distribution Facility

Conshohocken, PA	201 Colwell Lane, Conshohocken, PA	PA	Distribution Facility

Dallas	Dallas, TX	TX	Distribution Facility

Houston	Houston, TX	TX	Distribution Facility

Middletown	Middletown, OH	OH	Distribution Facility

Nashville	Nashville, TN	TN	Distribution Facility

Twinsburg	1610 East Highland Rd, Twinsburg, OH	OH	Distribution Facility

Third Party and Superfund Sites with alleged Distribution Connection

American Chemical Services (Ashland) Superfund Site	Griffith, Lake County, Indiana	IN	Shipments to sitefrom Distribution Willow Springs

Barrels Inc. (Ashland) Superfund Site	1332-1404 North Larch Street, Lansing, MI	MI	Lansing Distribution

Bay Drum (Ashland) Superfund Site– Florida	Tampa, FL	FL	Shipments to sitefrom Distribution Tampa, FL

Bellaire Ohio (Ashland) Superfund Site (North Guernsey)	4900 N. Guemsey Street, Belmont County, Bellaire, OH	OH	Formerly owned siteoperated as Distribution Facility

Carpentersville Waste S	Kane County, Carpentersville, IL	IL	Chicago Distributionallegedly used facility

Chem Dyne (Ashland) Superfund Site	Hamilton, OH	OH	Cincinnati, Indianapolis & Louisville Distribution

Chemical Recovery Systems (Ashland) Superfund Site	142 Locust Street, Elyria, OH	OH	Ashland Drums from Distribution Akron, Dayton & Freedom(Pittsburgh)

Ferriot, Inc.	Mogadore Road, Akron, OH	OH	Neighbor of former Distribution Plant

Hardage Criner (Ashland) Superfund Site	Criner, OK	OK	Oklahoma Distribution

Lammers Barrel Factory	Beavercreek, Greene County, OH	OH	Indianapolis, Dayton & Columbus Distribution named as customers of facility

Exhibit A to Schedule 1.1(d)

Claimant	Address	State	Alleged Nexus
Passaic River/Diamond Alkali	Passaic River, NJ	NJ	Distribution Newark

Phillip Services (Ashland) Superfund Site	2324 Vernsdale Road, Rock Hill, SC	SC	Shipments from Savannah, Lansing, Raleigh, & Charlotte

Pollution Abatement Services (Ashland) Superfund Site	East Seneca Street, Oswego, NY	NY	Binghamton & Rensselaer Distribution

Rouse Steel Drum (Ashland) Superfund Site	612 East 12th Street, Jacksonville, Duval County, FL	FL	Jacksonville Distribution sent drums for reconditioning

Scientific Chemical Process (Ashland) Superfund Site	216 Paterson Plank Road, Carlstadt, NJ	NJ	Wastes from Newark NJ Resins, Fords Resins & Binghamton Distribution

Seaboard Chemical Corp (Ashland) Superfund Site	Riverdale Drive, Jamestown, Guilford County, NC	NC	Raleigh Distribution Facility

Sealand Restoration Sit	Lisbon, St. Lawrence County, NY	NY	Binghamton, Rensselaer & Syracuse Distribution

Seymour Indiana (Ashland) Superfund Site	Freeman Field Industrial Park, Seymour, IN	IN	Indianapolis & Cincinnati Distribution

Solvents Recovery Services (Ashland) Superfund Site	Lazy Lane, Southington, CT	CT	Shipments to sitefrom Distribution Binghamton, NY

Soo Line Railroad (Ashland) Superfund Site	2900 Central Avenue NE, Minneapolis, MN	MN	Formerly owned siteoperated as Distribution Facility

Tri Cities Barrell	Fenton, Broome County, NY	NY	Binghamton Distribution used as drum Reconditioner

Schedule 1.1(e)

Scheduled Encumbrances

1.	Security Agreement by Ashland Inc., as Borrower, et al., and Bank of America,N.A., as Administrative Agent, dated as of March 31, 2010.

2.	UCC Financing Statement No. 2010-2444714-89.01 filed in the Office of theKentucky Secretary of State on April 1, 2010 as amended by UCC Financing Statement No. 2010-2444714-89.02 filed on December 1, 2010; Debtor – Ashland Inc., Secured Party – Bank of America, N.A., as Administrative Agent.

3.	UCC Financing Statement No. 20101113095 filed in the Office of the DelawareSecretary of State on March 31, 2010; Debtor – Ashland Licensing and Intellectual Property LLC, Secured Party – Bank of America, N.A., as Administrative Agent.

4.	Trademark Security Agreement dated as of March 31, 2010, by Ashland Licensing and Intellectual Property LLC, et al., in favor of Bank of America, N.A., in its capacity as Administrative Agent, filed on April 14, 2010, in the Assignment Division of the United States Patent and Trademark Office on Reel 004185, Frame 0382 and each Supplemental Trademark Security Agreement which have been or may be entered into by Ashland Licensing and Intellectual Property LLC in favor of Bank of America, N.A., in its capacity as Administrative Agent, relating to trademarks which are a part of the Conveyed Assets acquired after March 31, 2010.

5.	Amended and Restated Transfer and Administration Agreement by and amongCVG Capital II LLC, Ashland Inc., The Bank of Nova Scotia, et al., dated as of March 31, 2010.

6.	UCC Financing Statement No. 2008-2355032-90.01 filed in the Office of theKentucky Secretary of State on November 18, 2008 as amended by UCC Financing Statement Amendment No. 2008-2355032-90.02 filed on April 1, 2010 and UCC Financing Statement Amendment No. 2008-2355032-90.03 filed on April 1, 2010; Debtor – Ashland Inc., Secured Party – The Bank of Nova Scotia, as Agent.

7.	UCC Financing Statement No. 2010-2444651-29.01 filed in the Office of theKentucky Secretary of State on April 1, 2010; Debtor-Ashland Inc., Secured Party – The Bank of Nova Scotia, as Agent.

8.	UCC Financing Statement No. 20101113079 filed in the Office of the DelawareSecretary of State on March 31, 2010; Debtor – Ashland International Holdings, Inc., Secured Party – Bank of America, N.A., as Administrative Agent.

9.	Certain of the Conveyed Real Properties and/or Conveyed Real Property Interests are subject to Encumbrances such as recorded deed restrictions, restrictive covenants or other institutional controls.

Schedule 2.4(xi)

Excluded Assets

Intellectual Property Rights

There are no web pages to be assigned.

Excluded Environmental Permits

Please see attached Exhibit A to Schedule 2.4(xi).

Exhibit A to Schedule 2.4(xi)

Exhibit A to Schedule 2.4(xi)

Excluded Environmental Permits

Site	Type of Permit	Permit #
Binghamton, NY*	Hazardous Waste Storage (Part B)	7-0302-00068/00011

Birmingham, AL	Consent Order	89-070WP

Carteret, NJ	NJ - ISRA Case	E20100277 - 002748

Carteret, NJ	Air	PCP960001

Carteret, NJ	Water - NPDES	NJG0156523

Carteret, NJ	Water - MCUA	29122

Charlotte, NC*	Hazardous Waste Storage (Part B)	NCD061263315-R2

Columbus, OH	RCRA Post Closure	PTI - 01-209

Columbus, OH	Water - POTW Remediation	JGW0452

Dayton, OH*	Hazardous Waste Storage (Part B) - US EPA	05-57-0631

Dayton, OH*	Hazardous Waste Storage (Part B) - Ohio EPA	OHD074700311

Doraville, GA	Water - remediation ww to Dekalb County Sewer System	DK00077

Doraville, GA	Haz Waste - Corrective Action Permit	HW-010(S)

Jackson, MS	Hazardous Waste Storage (Part B)	MSD000829150

Knoxville, TN	Water - POTW	KK0585

Knoxville, TN	Hazardous Waste Corrective Action Permit	TNHW-146

Lansing, MI	State Pollution Control Act	M00652

Memphis, TN	Hazardous Waste Corrective Action Permit	TNHW-135

Menasha, WI	Tank Closure Plan	unknown

Miami, FL	Water - Remediation to POTW	IWP-000164-2010/2011

Miami, FL	Corrective Action Post Closure Permit	0057628-003-HF

Mobile, AL	Water - POTW	Contract effective 11/2/06

Mobile, AL	Corrective Action Administrative Order	89-052-WP

Savannah, GA	Hazardous Waste Corrective Action Permit	HW-013(S)

South Bend, IN*	Hazardous Waste Storage (Part B)	IND016621476

St. Louis (Polk), MO	Corrective Action Letter of Agreement	Effective 1/31/02

Tampa, FL	Hazardous Waste Corrective Action Permit	30058-004-HH

Willow Springs, IL	Consent Order	RCRA-05-2007-0010

Willow Springs, IL**	Water - NPDES	IL0064408

*	An application has been made to split this permit, such that Ashland would retain the Corrective Action portion of the permit and the rest of the permit would transfer to Nexeo. This application is currently pending.
**	This permit currently covers discharges from both the plant and the remediation project. Ashland has applied to the agency to issue (a) a new permit to Ashland for the remediation project and (b) a determination that Nexeo does not need a permit for the plant. To date, the agency has not responded. If the agency denies Ashland’s request, the parties may need to apply to split the combined permit into two separate permits, to be issued, respectively, to Nexeo for the plant discharge and to Ashland for the remediation project discharge.

Schedule 2.8(a)

Closing Account Principles

The Closing Account shall be unaudited and prepared in accordance with GAAP as applied, on a consistent basis, by Ashland, except for the valuation of Inventory which will be valued at current weighted average and the refinement for the lower of cost of market test; and Accrued Vacation as set forth below. The Closing Account will follow Ashland’s year end methodologies and policies.

The Closing Account Principles apply to the calculation of

•

Net Working Capital which is defined in Section 1.1 as (a) the sum of the Inventory, Accounts Receivable (other than Allocated Accounts Receivable), and Prepaid Expenses, less (b) the Accounts Payable (other than Allocated Accounts Payable) and Accrued Vacation. The June 30, 2010 pro forma working capital calculation included herein (the “Pro Forma Working Capital Calculation”) has been prepared in accordance with the Closing Account Principles except for the Accrued Vacation. The closing Net Working Capital will be prepared consistent with the Pro Forma Working Capital Calculation except for the Accrued Vacation which will be calculated as set forth below.

Net Working Capital Accounting Principles, Methodologies and Policies

Inventory: Inventory is valued at current weighted average cost. The inventory valuation adjustment for LIFO and inter-company profit in inventory is eliminated for the valuation of Net Working Capital. The reserve for slow moving inventory is calculated at 50% of the inventory value that exceeds 360 days by SKU and batch number based on SAP system data. The test to determine if a reserve for lower of cost or market is needed is based on the AD Line of Business Pounds and Gross Margin statement. The test for lower of cost or market is on the total for each of the following lines of business: (1) NA Composites, (2) NA Plastics, (3) NA Chemicals, (4) Europe Plastics and (5) China Plastics. If any line of business reports a gross margin loss for the sum of the last 3 months as of the balance sheet date, then the inventory (net of slow moving reserve) for that line of business would be reserved at the ratio of the gross margin loss to the cost of sales. At June 30, 2010, all 5 lines of business reported positive gross margin, therefore, a lower of cost market reserve was not needed.

Accounts Receivable and Allowance for Doubtful Accounts: Revenue is recognized upon delivery. Consistent estimating methodology is applied as needed for the accrual of deliveries not billed, accrual of consignment sales not billed, accrual for billing corrections, accrual of the estimated customer returns and adjustment for customer billings not delivered. For the avoidance of doubt, accounts receivable included in the Pro Forma Working Capital Calculation assumes the Accounts Receivable Securitization Facility has been unwound, pursuant to Section 7.1(d). For purposes of calculating theClosing Account, any accounts receivable relating to balances included in the Accounts Receivable Securitization Facility at Closing will be excluded from accounts receivable.

The allowance for doubtful accounts in the Closing Account will be consistent with the historical methodology. For example, the US Allowance for Doubtful Accounts is calculated as the sum of the following:

•	100% of the Trade Accounts Receivable over 360 days past due.

•	100% of accounts deemed to be high risk.

•	100% of the customer invoices that have been short paid (SAP DZ).

•	100% of the estimated potential customer short payments based on the prior six month daily average short payments times the six month average DSO (days sales outstanding).

•	0.1421% of net trade accounts receivable for general bad debt reserve (general bad debt reserve rate based on historical bad debts).

Accrued Purchases: Payables are accrued for receipts of inventory, materials, freight, services, operating supplies, etc. based on physical receipt or completion of services which the supplier’s invoice has not been processed for payment. This valuation is based on the SAP system GR/IR accrual system. This accrual excludes inter-company purchases.

Accrual for Customer Rebates: Customer rebates are reviewed 3 times a year with expected rebates and criteria updated in the SAP system based on customer rebate agreements. Accrual for rebate payable is based on system data of actual sales and volumes at a transaction level.

Accrual for Vendor Rebates: Vendor rebates accruals are calibrated quarterly based on projected volumes. The accrual for estimated vendor rebates is generally 80% to 90% of the projected rebate pro-rated for the rebate period. Specifically, composites rebates are accrued at 90%, plastic rebates are accrued at 80%, chemical rebates are accrued at 80% except for the Dow kicker rebate which is accrued at 50%.

Accrual for Vendor Price Support: The accrued amount due from vendors for price support is a SAP system calculation based on actual transactions and vendor agreements.

Accrual for Container Deposit Reserve: The container deposit reserve is equal to two thirds (2/3) times the deposits billed for the last 3 months as of the balance sheet date.

Inclusion of Long Term Trade Accounts and Notes Receivable: The long term trade notes receivable is included in the calculation of Net Working Capital along with the allowance for doubtful accounts pertaining to the long term trade accounts and notes receivable.

Exclusion of Excluded Assets and Retained Liabilities: The Net Working Capital excludes Excluded Assets and Retained Liabilities; such as Retained Employee Liabilities, Inter-company Accounts Receivable and Inter-company Accounts Payable, Allocated Accounts Payable, Allocated Accounts Receivable, receivables and payables for Taxes, and prepaid or accrued insurance for corporate policies. The Net Working Capital excludes credit card receivables (account 114140) and bills of exchange presentation (account 114110). The June 30, 2010 pro forma working capital calculation included herein provides details of the excluded and included components of Net Working Capital except for Accrued Vacation.

Employee Assets and Liabilities: All assets and liabilities for employee emoluments, whether retained or assumed, are excluded from the Net Working Capital calculation except for Accrued Vacation.

Accrued Vacation: Accrued Vacation will be calculated based on specific employee’s salary and vacation days accrued and vacation days taken. The calculation methodology for Accrued Vacation for each employee will be the current year vacation benefit pro¬rated based on the % of the calendar year owned by Ashland less the current calendar year vacation benefit taken as of the Closing Date.

Please see attached Exhibit A to Schedule 2.8(a).

Exhibit A to Schedule 2.8(a)

Exhibit A to Schedule 2.8(a)

Closing Account Principles

Schedule 2.8a - Closing Account Principles

Section 2.8 Net Working Capital

Pro forma based on June 30, 2010 accounts in USD

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
114000 Estimated Accounts Receivables	(210,134)		(210,134)					(210,134)	Note 1
114001 Accounts Receivable- Miscellaneous	(1,582)		(1,582)					(1,582)	Note 1
114004 Res D/A-Collections	(8,930,780)		(8,930,780)				(8,930,780)	—		Bad Debt write offs per book and not tax. Retained by Ashland.
114100 Trade A/R Non SAP	37,390		37,390		(37,390)	2		—
114101 Trade Accounts Receivable (Non-System)	(2,288,320)		(2,288,320)		2,288,320	6		—		Ashland Plastics Europe A/R unapplied cash reclass allocated to AD.
114109 A/R Cust Refund Clrg with AP	3,115		3,115		(3,115)	7		—
114110 Bills of Exchange Presentment	4,393,139		4,393,139				4,393,139	—		Cash collected from bank per customer’s request
114125 Debit Memo Clearing	2,531,659		2,531,659					2,531,659	Note 2
114130 Vendor Rebates Receivable	2,660,102		2,660,102					2,660,102	Note 3
114140 Credit Card Receivables	1,424,051		1,424,051				1,424,051	—
114170 Accounts Receivable - Unbilled Sales	6,034,239	783,091	6,817,330	C				6,817,330	Note 4
114200 Miscellaneous A/R Other - Current	119,095		119,095		(47,001)	2		72,094	Note 5
114205 A/R VAT on Intransit Inventory	120,528		120,528				120,528	—
114210 Misc Accounts Receivable (Non-System)	155,479		155,479					155,479	Note 5

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
114360 Petty Cash Funds	23,376		23,376				23,376	—
114370 Advances to Employees	65,902		65,902		(9,736)	8	3,512	52,654	Note 6
114565 Payroll Clearance	(421,029)		(421,029)				(421,029)	—
114570 Supplier Credit Memos	398,160		398,160					398,160	Note 7
114575 Miscellaneous Deposits	173,439		173,439		(12,664)	7		160,775	Note 8
114587 Initial Accounts Receivable Load	107,648		107,648					107,648	Note 9
Reclass of notes receivable to current			—		1,585,724	10		1,585,724	Note 10
114588 Acct & NR PC Adj	506,136,390		506,136,390				8,933,504	497,202,886	Note 11	Eliminates allocated AR
114589 Acct & NR Exc Adj	157,884		157,884		(157,884)	8		—		Corporate Allocation for Canada
*Accounts and Notes Receivable	512,689,749	783,091	513,472,840		3,606,256		5,546,301	511,532,795
114590 Reserve for Doubtful Accts	(1,209,755)		(1,209,755)					(1,209,755)	Note 12
114591 Reserve for D/A - A/R Other	(5,019,907)		(5,019,907)					(5,019,907)	Note 13
114594 A/R DZs Outstanding	(3,216,791)		(3,216,791)					(3,216,791)	Note 14
*Reserve for Bad Debts	(9,446,453)	—	(9,446,453)		—		—	(9,446,453)
116001 Inventory Non-System	41,379	(2,749,253)	(2,707,874)	B,C,D				(2,707,874)	Note 15
116011 Raw Materials	202,380		202,380					202,380	Note 16
116012 Packaging & Empties	1,809,482		1,809,482					1,809,482	Note 16
116013 Non-Valuated Materials	13		13					13	Note 16
116014 Semi-Finished Prod	281,759,918		281,759,918					281,759,918	Note 16
116015 Finished Products	665,137		665,137					665,137	Note 16

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
116016 Standardized Products	2,272,828		2,272,828					2,272,828	Note 16
116018 Finished Goods- Equipment	32,864		32,864					32,864	Note 16
116103 Product Finished Goods-LIFO	(38,879)		(38,879)					(38,879)	Note 17
116107 Prod Fin Gds-CostSen	(171,380)		(171,380)					(171,380)	Note 18
116207 Goods In Transit	4,499,631		4,499,631					4,499,631	Note 19
116601 Inventories-Res Obso	(680,134)		(680,134)		(136,000)	13		(816,134)	Note 20
116602 Inventories - Other Reserves	(1,757,306)	1,562,000	(195,306)	E	195,306	3		—		Profit in Intercompany Inventory
116999 Initial Inventory Load	(0)		(0)		0			—
*Inventories	288,635,935	(1,187,253)	287,448,682		59,306		—	287,507,988
116502 Inventories - Other Reserves- LIFO	(97,680,099)	(2,341,464)	(100,021,563)	A	100,021,563	4		—
*LIFO Reserve	(97,680,099)	(2,341,464)	(100,021,563)		100,021,563		—	—
118000 Prepaid Insurance	1,139,855		1,139,855				1,139,855	—
118100 Prepaid Rental	73,423		73,423					73,423	Note 21
118210 Prepaid Taxes & Licenses	(11,301)		(11,301)				(11,301)	—
118212 Prepaid Property Taxes	1,023		1,023				1,023	—
118216 Prepaid Social Security Tax	4,326		4,326				4,326	—
118505 Prepaid Medical Insurance/HMO	14,867		14,867				14,867	—
VAT Audit adjustment		1,554,309	1,554,309	F			1,554,309	—
Deferred Income Tax Adjustment		14,494,000	14,494,000	H			14,494,000	—
118510 Other Prepaid Expense	1,502,369		1,502,369		(1,468,196)	8		34,174	Note 21
118513 Prepaid Supplies	13,752		13,752					13,752	Note 21
118998 Oth Curr Asst PC Adj	74,287		74,287		(74,287)	8		—

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
*Other Current Assets	2,812,602	16,048,309	18,860,911		(1,542,483)		17,197,079	121,349
			—
**Total Current Assets	697,011,734	13,302,683	710,314,417		102,144,642		22,743,380	789,715,679
			—
			—
212102 Accounts Payable (Non-System)	1,813,811		1,813,811		(1,813,811)	8		—
212103 Accounts Payable -Suntrust	459		459				459	—
212105 GR/IR Clearing Account	(845,397)		(845,397)					(845,397)	Note 22
212106 Cash Discount Clearing	(2,158)		(2,158)		2,158	7		—
212108 GR/IR Clearing Account -Materials	(113,397,444)		(113,397,444)					(113,397,444)	Note 22
212109 GR/IR Clearing Account - Freight	(5,643,947)		(5,643,947)					(5,643,947)	Note 22
212110 Misc. Accounts Payable	(13,636,459)	1,882,928	(11,753,531)	B,D	7,658,711	2	(947,835)	(3,146,985)	Note 23
212118 GR/IR Customs Acct	(77,713)		(77,713)					(77,713)	Note 22
212119 Terminal Fees Accrual	(81,661)		(81,661)					(81,661)	Note 24
212125 Consignment Accounts Payable	(486,764)		(486,764)					(486,764)	Note 25
212126 Purchase Price Var.	(0)		(0)		0			—
212132 Accounts Payable Freight	38,373		38,373					38,373	Note 26
212134 MAP EAP	(7,020,424)		(7,020,424)					(7,020,424)	Note 27
212141 Intracompany EAP - Buy/Sell Clearing			—
212142 External Vendor Price Support (EPS)	8,445,229		8,445,229					8,445,229	Note 28

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
212146 GR/IR Outbound Freight	(3,022,518)		(3,022,518)					(3,022,518)	Note 22
212147 GR/IR Clearing Account Initial Load	(71,908)		(71,908)					(71,908)	Note 22
212157 A/P Unapplied Payments	53,311		53,311					53,311	Note 29
212158 A/P Returned Payments	73,918		73,918					73,918	Note 29
213000 Social Security Tax-Company	(80,794)		(80,794)				(80,794)	—
213003 State Disability Tax-Company	(3,534)		(3,534)				(3,534)	—
213008 Property Tax Accrual	(1,605,032)		(1,605,032)		1,605,032	11		—
213100 State Sales & Use Tax			—
213200 County Sales & Use Tax			—
213300 City Sales & Use Tax			—
213350 Other Miscellaneous Sales Taxes			—
213417 Alabama Inspection Fee	(82)		(82)				(82)	—
213427 Federal Tax Distilled Spirits-System	1,539		1,539				1,539	—
213430 Alabama Lube Oil	(33)		(33)				(33)	—
213431 Mississippi Lube Oil	(167)		(167)				(167)	—
213432 Tennessee Lube Oil	(17)		(17)				(17)	—
213433 Texas Lube Oil	(815)		(815)				(815)	—
213438 California Individual Tax Withholding	(553)		(553)				(553)	—

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
213440 California Motor Oil Fee	(79)		(79)				(79)	—
213442 California Recycle Fee	(642)		(642)				(642)	—
213449 Florida Pollutant Tax- Ammonia	(29)		(29)				(29)	—
213450 Hawaii Gross Receipts	(161)		(161)				(161)	—
213451 Florida Other Pollutant Tax	2		2				2	—
213452 Illinois Solvent Tax	(432)		(432)				(432)	—
213458 Maryland Transfer Fee	(0)		(0)				(0)	—
213460 New Hampshire Oil Pollutants	(0)		(0)				(0)	—
213462 New Jersey Gross Receipts	4,517		4,517				4,517	—
213468 South Carolina Solid Waste	242		242				242	—
213476 Florida Oil Pollutant	(32)		(32)				(32)	—
213478 New Hampshire Discharge Motor Oil	(7)		(7)				(7)	—
213480 Tax on Service Income Payable	(13,007)		(13,007)				(13,007)	—
213482 Withholdings Tax			—					—
213513 PST/QST (Collected)	80		80				80	—
213514 Tax - Profit Center Adjustment	4,531		4,531				4,531	—
213560 VAT Receivable Imports BE	164,060	(119,432)	44,628	F			44,628	—
213572 VAT Receivable Imports DE	44,729		44,729				44,729	—
213633 VAT Receivable Imports PT	144,944		144,944				144,944	—

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
213651 VAT Receivable Imports UK	9,352		9,352				9,352	—
213663 VAT Receivable Imports ES	447,693		447,693				447,693	—
213695 VAT Receivable CN	2,958		2,958				2,958	—
213843 Input Vat Transfer Out CN	(192)		(192)				(192)	—
213844 Vat Refund for Export CN	(1,780)		(1,780)				(1,780)	—
213892 VAT Accrued Sales	866		866				866	—
213898 VAT Declaration IE	47,551		47,551				47,551	—
213934 VAT Declaration PT	62,635		62,635				62,635	—
213995 VAT Payable on Output CN	(2,948)		(2,948)				(2,948)	—
214100 Pension Liability	(91,185)		(91,185)		91,185	12		—
214102 Payroll Accrual	(1,234,560)		(1,234,560)				(1,234,560)	—
214114 Insurance Accrual	(890,297)	(2,098,219)	(2,988,516)	G			(2,988,516)	—
214120 Life Insurance - Other	(74)		(74)				(74)	—
214124 Accrued Professional Services	(33,765)		(33,765)				(33,765)	—		Payroll accruals/ Audit fees Europe
214127 Customer Discount			—
214128 Incentive Plan	(737,600)		(737,600)		737,600	12		—
214130 Bonuses			—		—	12
214132 Sales Incentive Plans	(5,764,726)		(5,764,726)		5,764,726	12		—
214135 Total Rewards	(3,508,041)		(3,508,041)		3,508,041	12		—
214138 Commissions	(55,729)		(55,729)					(55,729)	Note 30
214139 Misc. Accruals	(471,959)		(471,959)		28,402	12	(131,134)	(312,423)	Note 31	Europe & Mexico. Benefits($28,402), Insurance ($49,683) /Taxes ($81,451) retained.

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
214140 Misc. Property Intransit	(23,174)		(23,174)				(23,174)	—		Clearing account for property sold
214148 Social Security Tax Witholding	(173,281)		(173,281)				(173,281)	—
214149 Emplyee Co IncTax WH	(194,945)		(194,945)				(194,945)	—
214151 State Inc Tax WH	(1,407)		(1,407)				(1,407)	—
214154 Employee Ben Clear	(9,939)		(9,939)				(9,939)	—
214156 Employee Withholdings	(2,055)		(2,055)				(2,055)	—
214158 Profit Sharing Plan	(1,270)		(1,270)		1,270	12		—
214159 Social Club	(1,211)		(1,211)				(1,211)	—
214160 Cur Post Ret Md/Dnt	(1,548,000)		(1,548,000)				(1,548,000)	—
214161 Current Portion Post Retire Life Insur	(258,000)		(258,000)				(258,000)	—
214162 Accrued Rent	(231,528)		(231,528)					(231,528)	Note 32
214163 Commissions - Payroll			—
214167 Accr’d Quantity Discount Payable	(20,164)		(20,164)					(20,164)	Note 33
214172 VAT/GST Taxes Rec/Pay	(920,963)		(920,963)				(920,963)	—
214173 Miscellaneous Accrued Taxes	(458,498)		(458,498)				(458,498)	—
214191 Contain Dep Res-Sys	(556,551)		(556,551)					(556,551)	Note 34
214215 Customer Material Rebate	(488,457)		(488,457)					(488,457)	Note 35
214216 Customer Rebate	(1,063,518)		(1,063,518)					(1,063,518)	Note 35
214217 Customer Hierarchy Rebate	(1,388,730)		(1,388,730)					(1,388,730)	Note 35
214218 Customer Hierarchy Material Rebate	(1,102,282)		(1,102,282)					(1,102,282)	Note 35

Balance Sheet Account	SAP general ledger June 30, 2010	Audit Adjustments	Amounts Supporting Audited GAAP Balance Sheet June 30, 2010	Notes	Pro forma Adjustments	Notes	Retained by Ashland	Section 2.8 Net Working Capital	Notes	Comments
214222 ZMRS Manual Rebate			—					—	Note 35
214223 Accrued Redundancy	(103,756)		(103,756)				(103,756)	—
214300 Accrued Vacation Earned	(10,324,206)		(10,324,206)		10,324,206	12		—
214400 Misc Acct Pay-Sched M	8,952		8,952					8,952	Note 35
214401 Accounts Payable Reserve			—
214403 Curr Environ Reserve	(13,884,288)		(13,884,288)				(13,884,288)	—		Environmental Remediation
214998 Trade&Oth Pay PC Adj	(202,877,290)		(202,877,290)				3,070,229	(205,947,518)	Note 36	Eliminates allocated AP
214999 Trade&Oth Pay Exc Ad	(181,923)		(181,923)		181,923	8		—
*Trade and Other Payables	(383,230,350)	(334,723)	(383,565,073)		28,089,444		(19,133,752)	(336,341,878)
*Income Tax			—
**Total Current Liabilities	(383,230,350)	(334,723)	(383,565,073)		28,089,444		(19,133,752)	(336,341,878)
Working Capital	313,781,384	12,967,960	326,749,344		130,234,085		3,609,629	453,373,801

Audit Adjustments Notes:

A)	To record quantity LIFO charge.
B)	Reclass accrued consignment sales postings.
C)	To adjust consignment sales accrual
D)	Reclass deferred sales postings
E)	Reclass US profit in inventory to intercompany
F)	Record VAT Adjustment
G)	To record Insurance allocation to AD - Self Insurance case reserves
H)	Reclass Current Deferred Taxes

Proforma Adjustments Notes:

2)	Foreign or domestic G&A balance sheet split.
3)	Eliminate intercompany profit in inventory adjustment
4)	Adjust inventory valuation to current weighted average cost
6)	Allocated amounts from Europe G&A not AD specific.

7)	Adjusting entires to clear in 4th qtr.
8)	Corporate balance sheet adjustments - Reversed the following month and then reallocated
10)	Reclassify long term notes to current. $1.2 MM of the note balance is reserved in our bad debt high risk account list.
11)	Eliminate property tax accrual from Section 2.8 NWC
12)	Eliminate employee emoluments from Section 2.8 NWC
13)	Exclude LIFO reserve adjustment on obsolete inventory reserve.

Section 2.8 NWC Notes:

Use SAP transaction ZS50 for account balances. For line item detail use SAP transaction FBL3N and profit centers 70000000-79999999.

Note 1	Accrual of correction of Europe billing errors
Note 2	Receivable for SABIC agreement (fixed margin guarantee) and weekly price support credit memos processed thru vouchers payable.
Note 3	Supplier volume rebates
Note 4	Unbilled sales, consignment sales accrual, deferred sales accrual, US billing corrections and estimated customer sales returns.
Note 5	Mexico and China A/R accruals
Note 6	Employee advances
Note 7	Europe supplier credit memos
Note 8	Europe rent deposits
Note 9	Russia Trade A/R at go live - moved to open item account in July 2010
Note 10	Notes Receivable- $1.3 MM (A/R to Notes $1.2 reserved) + $0.2 MM equipment financing
Note 11	Reference SAP Trade Receivable S_ALR_87013343 by company code using profit centers 70000000 - 79999999.
Note 12	Europe & Mexico allowance for doubtful accounts reserve
Note 13	US, Canada and China allowance for doubtful accounts reserve
Note 14	Global DZ reserve (customer short payments)
Note 15	Inventory posting for deferred sales, accrued consignment billings and estimated customer returns.
Note 16	SAP Inventory subledger balances.
Note 17	US & Canada cost corrections
Note 18	Adjust inventory for cost sensitive products - standard to moving average. Effective Nov 1, 2010 all products are now costed using moving average costing.
Note 19	Goods in Transit - Majority is for Ashland Composite Polymers and Marathon purchases.
Note 20	Reserve for slow moving inventory
Note 21	Various prepaid amounts
Note 22	Various SAP system accruals for Goods Receipts (GR) transactions
Note 23	Miscellaneous accruals
Note 24	Terminal fees at various locations
Note 25	Payable for purchase of consignment inventory of Inolex Chemical products at Fontana Ca and Miami FL warehouses.
Note 26	A/P freight of which the majority was cleared in 4th Qtr.
Note 27	Marathon T&X purchases on consolidated billing paid 15 of following month.
Note 28	External price support accrued
Note 29	Europe unapplied and returned payments
Note 30	External commissions payable
Note 31	Europe various accruals
Note 32	Europe accrued rent at various locations.
Note 33	Europe quantity discount
Note 34	Container deposit reserve
Note 35	Customer rebate accruals
Note 36	Reference SAP vouchers report S_ALR_87013344 by company code using profit centers 70000000 - 79999999.

Schedule 3.2(a)

Ashland Closing Deliveries

Transition Services Agreement

Reverse Transition Services Agreement

Distributor Agreement

Buyer Warehousing and Services Agreement

Ashland Warehousing and Services Agreement

Material Purchase Agreement

Dublin License

Environmental Services Agreement

Business transfer agreements for applicable jurisdictions.

Copyright Assignment

Trademark Assignment

Domain Name Assignment

Bills of sale, deeds, assignments and other instruments of transfer required by Section

2.10 of the Purchase Agreement

Ashland Representative Certificate

Schedule 3.2(b)

Buyer Closing Deliveries

Transition Services Agreement

Reverse Transition Services Agreement

Distributor Agreement

Buyer Warehousing and Services Agreement

Ashland Warehousing and Services Agreement

Material Purchase Agreement

Dublin License Agreement

Environmental Services Agreement

Business transfer agreements for applicable jurisdictions

Copyright Assignment

Trademark Assignment

Domain Name Assignment

Bills of sale, deeds, assignments and other instruments of transfer required by Section

2.10 of the Purchase Agreement

Buyer Representative Certificate

Schedule 4.2(d)

Required Releases

1.	Security Agreement by Ashland Inc., as Borrower, et al., and Bank of America, N.A., as Administrative Agent, dated as of March 31, 2010.

2.	UCC Financing Statement No. 2010-2444714-89.01 filed in the Office of the Kentucky Secretary of State on April 1, 2010 as amended by UCC Financing Statement No. 2010-2444714-89.02 filed on December 1, 2010; Debtor – Ashland Inc., Secured Party – Bank of America, N.A., as Administrative Agent.

3.	UCC Financing Statement No. 20101113095 filed in the Office of the Delaware Secretary of State on March 31, 2010; Debtor – Ashland Licensing and Intellectual Property LLC, Secured Party – Bank of America, N.A., as Administrative Agent.

4.	Trademark Security Agreement dated as of March 31, 2010, by Ashland Licensing and Intellectual Property LLC, et al., in favor of Bank of America, N.A., in its capacity as Administrative Agent, filed on April 14, 2010, in the Assignment Division of the United States Patent and Trademark Office on Reel 004185, Frame 0382 and each Supplemental Trademark Security Agreement which have been or may be entered into by Ashland Licensing and Intellectual Property LLC in favor of Bank of America, N.A., in its capacity as Administrative Agent, relating to trademarks which are a part of the Conveyed Assets acquired after March 31, 2010.

5.	Amended and Restated Transfer and Administration Agreement by and among CVG Capital II LLC, Ashland Inc., The Bank of Nova Scotia, et al., dated as of March 31, 2010.

6.	UCC Financing Statement No. 2008-2355032-90.01 filed in the Office of the Kentucky Secretary of State on November 18, 2008 as amended by UCC Financing Statement Amendment No. 2008-2355032-90.02 filed on April 1, 2010 and UCC Financing Statement Amendment No. 2008-2355032-90.03 filed on April 1, 2010; Debtor – Ashland Inc., Secured Party – The Bank of Nova Scotia, as Agent.

7.	UCC Financing Statement No. 2010-2444651-29.01 filed in the Office of the Kentucky Secretary of State on April 1, 2010; Debtor-Ashland Inc., Secured Party – The Bank of Nova Scotia, as Agent.

8.	UCC Financing Statement No. 20101113079 filed in the Office of the Delaware Secretary of State on March 31, 2010; Debtor – Ashland International Holdings, Inc., Secured Party – Bank of America, N.A., as Administrative Agent.

Schedule 5.4

Ashland Governmental Consents and Approvals

1.	Ashland expects the parties will be required to make a merger control filing in the United States under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

2.	Additional merger control filings for Europe, Canada and Turkey (assuming that the acquisition will need to be notified in Turkey based on the new law coming into force January 1, 2011 (The Communique No. 2010/4 on Mergers and Acquisitions Subject to the Approval of the Competition Board, adopted on October 7, 2010)).

3.	Industrial Site Recovery Act (ISRA) filings and approvals for Carteret, New Jersey facility.

4.	All environmental permits, including, without limitation, RCRA and air permits, may require filings or consents in connection with transfer, amendment or termination under Environmental Law.

Schedule 5.8(a)(i)

Owned Real Property

Please see attached Exhibit A to Schedule 5.8(a)(i).

Exhibit A to Schedule 5.8(a)(i)

Exhibit A to Schedule 5.8(a)(i)

Distribution owned and operating properties (Domestic)

Common Name and Address	City	State	Purpose/Use
3300 Ball Street	Birmingham	AL	Plant

701 Western Drive (Meador Drive)	Mobile	AL	Plant

6839 West Chicago Street	Chandler	AZ	Plant

2461 Crocker Circle	Fairfield	CA	Plant

156 W. 56th Avenue	Denver	CO	Plant

200 North East 181st Street	N. Miami Beach	FL	Plant

5025 West Hanna Avenue	Tampa	FL	Site

5125 West Hanna Avenue	Tampa	FL	Plant

4550 North East Expressway	Atlanta (Doraville)	GA	Plant

400 Telfair Road	Savannah	GA	Plant

Gwinnett Street Extension	Savannah	GA	Right of Way

11524 West Addison Street	Franklin Park	IL	Warehouse

8500 South Willow Springs Road	Willow Springs*	IL	Plant

1817 1/2 West Indiana Avenue	South Bend	IN	Plant

5420 Speaker Road	Kansas City	KS	Plant

4185 Algonquin Parkway	Louisville	KY	Plant

11109 S. Choctaw Dr.	Baton Rouge	LA	Plant

400 Main Street	Tewksbury	MA	Plant

2011 Turner Street	Lansing	MI	Plant

12005 Toepfer Road	Warren	MI	Site

12001 Toepfer Road	Warren	MI	Warehouse

12003 Toepfer Road	Warren	MI	Warehouse

4401 Valley Industrial Blvd. South	Shakopee	MN	Plant

4471 Valley Industrial Blvd. South	Shakopee	MN	Plant

435 James Avenue	St. Paul	MN	Plant

James Avenue	St. Paul	MN	Plant

7710 Polk Street	St. Louis	MO	Plant

7710 Polk Avenue	St. Louis	MO	Plant

7623 Polk Street	St. Louis	MO	Plant

7611 Polk Street	St. Louis	MO	Plant

7609 Polk Street	St. Louis	MO	Plant

Polk Street - Vanburen Street	St. Louis	MO	Plant

Polk Street and Primm Street	St. Louis	MO	Plant

Polk Street and Steins Street	St. Louis	MO	Plant

Polk Street and Steins Street	St. Louis	MO	Plant

Primm Street & Vanburen Street	St. Louis	MO	Plant

Polk Street, Schirmer Street and Vanburen	St. Louis	MO	Plant

Vanburen Street	St. Louis	MO	Plant

7613-7619 Polk Street	St. Louis	MO	Plant

7621 Polk Street	St. Louis	MO	Plant

3930 Glenwood Drive	Charlotte	NC	Plant

350 Roosevelt Avenue	Carteret	NJ	Plant

Bevier and Broad Street (3 Broad Street)	Binghamton	NY	Plant

107 Bevier Street (3 Broad Street)	Binghamton	NY	Plant

Bevier Street and Broad Street (3 Broad Street)	Binghamton	NY	Plant

3711 River Road (Private road)	Tonawanda	NY	Plant

3849 Fisher Road	Columbus	OH	Plant

2788 Glendale-Milford Road	Evandale	OH	Plant

Evendale Industrial Park	Evandale	OH	Site

Common Name and Address	City	State	Purpose/Use
3250 Southwest Blvd.	Grove City	OH	Warehouse

2854 Springboro Road	Moraine	OH	Plant

2854 Springboro Road	Moraine	OH	Site

1610 East Highland Road	Twinsburg	OH	Warehouse

3535 W. 21st Street	Tulsa	OK	Plant

150 W. Fourth Street (Route 641)	Freedom	PA	Warehouse

1101 New Ford Mill Road	Morrisville	PA	Warehouse

Street No. 4, Bldg. 4, Las Palmas Ind. Park	Catano	PR	Plant

105 Chapman Road	Anderson	SC	Warehouse

729 Mauney Drive	Columbia	SC	Plant

5263 North National Drive	Knoxville	TN	Plant

2351 Channel Avenue	Memphis	TN	Plant

2315 Clifton Avenue	Nashville	TN	Plant

2309 Clifton Avenue	Nashville	TN	Plant

3101 Wood Drive	Garland	TX	Plant

Santa Fe Miller Road (Wood Street) Industrial Dist.	Garland	TX	Plant

8901 Old Galveston Road	Houston	TX	Plant

10919 County Road 127 West	Midland	TX	Plant

200-208 Abbey Avenue	Menasha	WI	Plant

212 Abbey Street	Menasha	WI	Plant

Randall Street (vacated alley)	Menasha	WI	Plant

204 Madison Street	Menasha	WI	Plant

*	For Willow Springs, parties to have shared access to the access road after Closing

Distribution owned and operating properties (Canada)

Common Name and Address	City	Country	Purpose/Use
205 Bluewater Road	Bedford	Canada	Warehouse

1720 106th Avenue	Edmonton	Canada	Warehouse

1591 Dugald Road	Winnipeg	Canada	Warehouse

[905 Winston Churchll Blvd.	Mississauga	Canada	Plant/Office]*

*	For Mississauga, parties are discussing alternatives, including ground lease

Ashland Inc. - Tenant Real Property Leases or Other Interests in Real Property Granted by Ashland Inc.

Common Name and Address	City	State	Purpose/Use	Landlord/Owner	Entity of Record (Lessee)
1610 East Highland Road	Twinsburg	OH	License	Ashland Inc.	S. F. H. Partners

Schedule 5.8(a)(ii)

Owned Real Property Exceptions

1.	Please see attached Exhibit A to Schedule 5.8(a)(ii).

2.	Certain of the Conveyed Real Properties and/or Conveyed Real Property Interests are subject to Encumbrances such as recorded deed restrictions, restrictive covenants or other institutional controls.

Exhibit A to Schedule 5.8(a)(ii)

Exceptions to Owned Real Property

Common Name and Address	City	State/Country	Purpose/Use
3536 South First Street	Saint Louis	MO	Warehouse

9750 MCCarthy Road	Kelowna	British Columbia	Plant

Via Giacomo Watt 42	Milan	Italy	Office

[905 Winston Churchll Blvd.	Mississauga	Canada	Plant/Office]*

*	For Mississauga, parties are discussing alternatives, including ground lease

Ashland Inc. - Tenant Real Property Leases or Other Interests in Real Property Granted by Ashland Inc.

Common Name and Address	City	State	Purpose/Use	Landlord/Owner	Entity of Record (Lessee)
1610 East Highland Road	Twinsburg	OH	License	Ashland Inc.	S. F. H. Partners

Schedule 5.8(b)(i)

Real Property Leases

Please see attached Exhibit A to Schedule 5.8(b).

Exhibit A to Schedule 5.8(b)

Exhibit A to Schedule 5.8(b)

Schedule 5.8(b)(i)

Leased or Other Interest in U.S. Real Property

Entity of Record (Lessee)	Common Name and Address	City	State	Landlord/Owner	Purpose/Use	Amendments
Ashland Inc.	Ball Street	Birmingham	AL	CSX Transportation, Inc.	Road Crossing	N/A

Ashland Chemical Company	20915 Wilmington Avenue	Carson	CA	Shell Chemical Company	Plant	Right of Entry Letter Agreement dated 11/1/94; Letter Agreements dated 04/23/96, 11/18/97, 08/21/98, 08/6/02, 10/17/02, 11/12/02, 07/31/06, 06/04/10

Ashland Inc.	2200 Huntington Drive	Fairfield	CA	East Bay Tire Company	Warehouse	First Amendment to Sublease Agreement dated 7/1/05

Ashland Distribution Company, a division of Ashland Inc.	13003 Slover Ave	Fontana	CA	KTR IE ONE LLC	Warehouse	Addendum dated 3/28/01, Amendment dated 4/2010

Ashland Inc.	1851 East First Street, Suite 700	Santa Ana*	CA	1851 East First Street Investors LLC	Office	Amendments 1 - 4

Ashland Distribution Company, a division of Ashland Inc.	11720 Grand Avenue	Northlake	IL	ProLogis Trust	Warehouse	Addendum to Lease dated 3/13/95, Amendments 1 - 9

Ashland Inc.	3501 Cooper Drive	Elkhart	IN	Ludwig & Miller	Warehouse	Amendments 1 - 4

Ashland Distribution Company, a division of Ashland Inc.	5020 Swartz Road	Kansas City	KS	Metro Park Warehouses, Inc.	Warehouse	Amendments 1 - 3

Ashland Chemical, Inc.	2011 Turner Street/Fence & Gate	Lansing	MI	The Chesapeake & Ohio Railway Company	Plant	Letter Agreement dated 10/15/86, Notice of Lease/Agreement Amendment dated 12/17/91

Ashland Chemical, Inc.	Sewer Pipe Near Carondelet Sta. City Blk 3122	St. Louis	MO	Missouri Pacific Railroad Company	Pipeline	Letter Agreement dated 3/25/81 and Supplemental Agreement dated 10/21/91

Ashland Inc.	1842 Enterprise Parkway	Twinsburg	OH	FirstCal Industrial 2 Acquisition, LLC	Warehouse	Amended and Restated Lease Agreement dated 11/19/09 (terminates and supercedes all prior leases and amendments)

Ashland Puerto Rico, a division of Ashland International Holdings, Inc.	State Road 869, Street #1 and #3, Westgate Industrial Park, Palmas Ward	Catano	PR	Sociedades Santa Marina, Inc.	Warehouse	N/A

Ashland Inc.	2400 Clifton Avenue	Nashville	TN	Gorin Brothers	Warehouse	Letter Agreements dated 3/1/00, 11/21/10 7/28/08, Amendment dated 4/5/05

Ashland Distribution Company, a division of Ashland Inc.	Freeport Center Building 12	Clearfield	UT	Freeport Center Associates L.L.P.	Office/Warehouse	Amendments 1 - 7 (First Amendment not in file)

Ashland Distribution Company, a division of Ashland Inc.	Freeport Center Building J-10	Clearfield	UT	Freeport Center Associates L.L.P.	Plant	Letter Agreement dated 3/7/1989, Amendments 1 - 10

*	Santa Ana lease will terminate August 2011, as will the obligation to pay rent

Leased or Other Interests in International Real Property

Entity of Record (Lessee)	Common Name and Address	City	Country	Landlord/Owner	Purpose/Use	Amendments
Ashland Canada Corp.	10515 Notre Dame Street East	East Montreal, Quebec	Canada	Devon Estates, Ltd.	Warehouse/Office	N/A

Ashland Canada Corp./Corporation Ashland Canada	2060 Viceroy Place	Richmond, British Columbia	Canada	Bachechi Bros. Realty, Inc.	Warehouse/Office	N/A

Ashland Distribution Company & Valvoline Deutschland	Mittlerer Pfad 4	Stuttgart	Germany	Marstall Verwaltungsgesellschaft mbH	Office	Addendum 1& 2

Ashland Chemical Hispania S.L.	Fomento Street & National Highway Number 2, Carretera Reial 137	Sant Just Desvern (Barcelona)	Spain	Explotaciones Sant Just, S.A.	Plant/Office/Warehouse	Annex Amending the Lease dated 12/08

Ashland Sweden AB, Plastics Division	Vastanvindsgatan 8,444 30	Stenungsund	Sweden	Stenungsundshem AB	Office	Letter Agreement dated 11/22/10

Ashland UK Limited	Unit 6, Swanwick Court	Alfreton/Derby	United Kingdom	Morgan Industrial Properties Limited	Office	N/A

Schedule 5.8(b)(ii)

Real Property Lease Exceptions

Common Name and Address	City	State/Country	Purpose/Use
Parque Industrial Milimex	Monterrey	Mexico	Warehouse

1730 Twin Springs Way, Suite 21	Baltimore	MD	Warehouse

Markwaldstrasse 11	Offenbach	Germany	Office

Ul. Jutrzenki 75	Warsaw	Poland	Office

Peseta Street 5	Barendrecht	Netherlands	Office

1089 South Zhongshan No2Rd, 17&18 floors, Zuhuiyuan Bldg	Shanghai	China	Office

Ashland Inc. - Tenant Real Property Leases or Other Interests in Leased Property Granted by Ashland Inc.

Common Name and Address	City	State	Purpose/Use	Landlord	Entity of Record (Lessee)
2200 Huntington Drive	Fairfield	CA	Tenant Lease	Ashland Inc.	Sunpol Resins and Polymers, Inc.

Schedule 5.8(b)(ii)

Real Property Lease Exceptions

Please see attached Exhibit A to Schedule 5.8(b).

Schedule 5.9(a)(i)

Material Contracts

Contracts for Purchase

Plastics Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Basell USA Inc. and Basell Canada Inc.	Ashland Distribution, a division of Ashland Inc. and Ashland Canada Corp.	Non-Exclusive Distributor Agreement	3 years from February 1, 2002 – February 1, 2005. Automatically extends for consecutive 12 months unless terminated by either party with at least 180 days written notice prior to the end of the initial term or the end of any extension.

SABIC Innovative Plastics US LLC	Ashland Distribution, a division of Ashland Inc.	Authorized Distributor Agreement	April 13, 2009 – April 12, 2011. Automatically renews for 1 year terms unless terminated by either party with at least 180 days written notice prior to the expiration of the initial term or renewal term.

Exxonmobil Chemical Canada, a division of Canada Imperial Oil Limited	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	January 1, 2007 – December 31, 2008 and continues year-to-year thereafter unless terminated by either party with at least 180 days written notice.

Sunoco Chemicals, Inc.	Ashland Distribution, a division of Ashland Inc.	Polypropylene Distributor Agreement

June 1, 2009 – May 31, 2011.

Automatically renews for 1 year terms unless either party sends written notice of intent not to renew to the other at least 180 days prior the expiration date of the initial or any renewal term. However, either party may terminate the agreement at any time without cause on 180 days prior written notice.

Georgia Gulf Chemicals & Vinyls	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	March 1, 2008 – December 31, 2012 and continues thereafter until terminated by either party with at least 180 days prior written notice.

Chemical Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Methanex Methanol Company	Ashland Distribution Company	Methanol Sales Agreement	January 1, 2010 – December 31, 2013. The Agreement shall automatically renew on an annual basis unless terminated by either party with at least 180 days written notice.

Shell Chemical LP	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	May 1, 2008 – December 31, 2009 and shall continue thereafter for additional 1 year terms unless terminated by either party upon 90 days prior written notice before the end of the Initial term or any subsequent time thereafter.

Flint HillsResources, L.P.	AshlandDistribution, a division of Ashland Inc.	Solvents SalesAgreement	October 1, 2005 – September 30, 2006 andcontinues in effect for additional 1 years periods unless terminated by either party upon written notice at least 60 days before the end of the Initial Term or any renewal term.

MEGlobal Americas Inc.	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	January 1, 2006 – December 31, 2008 and continues thereafter for 1 year periods unless either party provides written notice of termination on or before June 30 of the applicable year.

Marathon Petroleum Company, LP	Ashland Distribution, a division of Ashland Inc.	Special Products Sales Agreement	Anticipated effective date is November 15, 2010 and continues until December 31, 2013 and automatically renews for successive 1 year terms unless either party sends written notice of termination at least 180 days prior to the end of the Initial Term or any subsequent 1 year renewal term.

Composites Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Reactive PolymersDivision ofReichhold Chemicals, Inc.	Ashland ChemicalInc., FRP SupplyDivision	DistributorAgreement	Effective September 26, 1992 for a periodof 5 years and continues thereafter fromyear to year until terminated by either party upon 6 months written notice prior to the end of any annual anniversary date of theAgreement.

PPG Industries, Inc.	Ashland ChemicalCompany, a division of Ashland Inc.	Fiber Glass SalesAgreement	January 1, 199 – December 31, 2002 andmay continue on a year to year basis if, on or before October 31, 1999, and eachOctober 31 thereafter, the parties agree in writing on the amended contract terms for each subsequent year.

Environmental Services Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Giant ResourceRecovery Company, Inc., Giant Resource Recovery, Inc., M&M Chemical Company, SoutheasternChemical & SolventCompany, andKeystone CementCompany	Ashland Inc.	Waste HandlingAgreement	Effective September 8, 2000 and remainsin effect for 1 year. The Agreement automatically renews for 1 year and shall renew automatically for successive 1 year terms unless either party at the expiration of the initial term or at the expiration of any 1 year renewal term provides at least90 days written notice of termination.

European Agreements

Supplier	Ashland Entity	Contract Type	Term/Termination
Sasol Polymers, a division of Sasol chemical Industries Limited	Ashland Chemical Hispania, S.L.	Distributorship Agreement	November 1, 2006 – October 31, 2009 and continues until terminated by either party upon at least 12 months notice.

Borealis GmbH	Ashland Distribution, division of Ashland Inc.	Distribution Agreement	January 1, 2002 – December 31, 2004 and automatically extends for 1 year periods unless terminated by either party upon 12 months prior written notice with effect from the last day of any 1 year extension period.

Borealis A/S	Ashland Distribution, division of Ashland Inc.	License Agreement	Effective date unknown and continued until December 31, 2006 and automatically renews for successive periods of 1 year except if prior written notice is given by either party not later than 12 months prior to expiration. This Agreement will terminate in any case 5 years after the Effective Date. (It appears this Agreement has expired).

PolyComp GmbH	Ashland Distribution, a division of Ashland Inc.	Manufacturing Agreement	June 30, 2004 – December 31, 2006 and automatically renews for successive 1 year periods except if prior written notice is given by either party not later than 8 months prior to the expiration.

Schedule 5.9(a)(ii)

Material Contracts

Contracts for Sale

Plastics Key Customers

Customer	Ashland Entity	Contract Type	Term/Termination
Jarden Plastic Solutions	Ashland Distribution, a division of Ashland Inc.	Rebate Agreement	October 1, 2009 – September 30, 2010 and automatically renews for one year intervals unless written notice to terminate is given by either party 90 days prior to such renewal.

Rexam Plastics Services Company	Ashland Distribution, division of Ashland Inc.	Rebate Agreement	Effective 1 year starting January 1, 2008 and automatically renews for successive 1 year periods unless terminated by either party not less than 60 days prior to the end of the initial or any renewal term.

Chemical Key Customers

Customer	Ashland Entity	Contract Type	Term/Termination
Akzo Nobel Coatings	Ashland Distribution, a division of Ashland Inc.	Sales Agreement	January 1, 2007 – February 28, 2012 and shall be renewable annually thereafter with 60 days notice prior to expiration and under mutual agreement by both parties.

The Dow Chemical Company	Ashland Chemical Company, a division of Ashland Inc.	Sales Agreement	January 1, 1998 – December 31, 2000 and continues thereafter for successive periods of1 year each until terminated by either party effective December 31st of any subsequent renewal term upon 90 days prior written notice.

Henkel Corporation	Ashland Distribution, a division of Ashland Inc.	Purchase Agreement	2 years from January 1, 2010 and shall automatically renew from year to year. After the initial year of the Agreement, either party may terminate upon 60 days prior written notice.

Illinois Tool Works Inc.	Ashland Distribution Chemicals, a division of Ashland Inc.	ITW Strategic Sourcing Terms and Conditions	Effective March 9, 2009 and remains in effect for 3 years and may be renewed upon mutual written agreement of both parties.

The Sherwin- Williams Company	Ashland Distribution, a division of Ashland Inc.	2010-2011 Sales Agreement	January 1, 2010 – December 31, 2011 and automatically renews for successive 1 year terms thereafter unless terminated by either party upon 60 days prior written notice prior to the end of the term or any subsequent yearly renewal term

The Valspar Sourcing Inc.	Ashland Distribution, a division of Ashland Inc.	Sales Agreement	October 1, 2009 – September 30, 2012.

Composites Key Customers

Customer	Ashland Entity	Contract Type	Term/Termination
A.R.E.Accessories, LLC	Ashland Distribution, a division of Ashland Inc.	Sales Agreement	Term was extended through September 30, 2012.

Environmental Services Key Customers

Customer	Ashland Entity	Contract Type	Term/Termination
Bath Iron Works	Ashland Distribution, division ofAshland Inc.	Waste Management, Collection, Transportation and Disposal CorporateContract Number: A-6145- H23 National Contract	January 1, 2010 – December 31, 2011. Buyer may extend this Agreement for a period of 1 year, incorporating any agreedupon modification to this Agreement, by providing written notice to Ashland not less than 60 days prior to the expiration date of the initial term.

Schedule 5.9(a)(iii)

Material Contracts

Contracts with Minimum Purchase Requirements, etc.

Contracts with exclusive arrangement provisions

Methanol sales agreement between Ashland Distribution and Methanex Methanol Company dated January 1, 2010.

Non-exclusive distributor agreement between Ashland Distribution and Dow Corning Corporation dated January 1, 2009.

Methyl isobutyl ketone (MIBK) sales agreement between Ashland Distribution and Hexion Specialty Chemicals, Inc. dated December 10, 2009.

Authorized distributor agreement between Ashland Distribution and SABIC Innovative Plastics US LLC dated April 13, 2009.

Schedule 5.9(a)(iv)

Material Contracts

Contracts not Terminable

None.

Schedule 5.9(a)(v)

Material Contracts

Contracts for Purchase with key suppliers

Plastics Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Basell USA Inc. and Basell Canada Inc.	Ashland Distribution, a division of Ashland Inc. and Ashland Canada Corp.	Non-Exclusive Distributor Agreement	3 years from February 1, 2002 – February 1, 2005. Automatically extends for consecutive 12 months unless terminated by either party with at least 180 days written notice prior to the end of the initial term or the end of any extension.

SABIC Innovative Plastics US LLC	Ashland Distribution, a division of Ashland Inc	Authorized Distributor Agreement	April 13, 2009 – April 12, 2011. Automatically renews for 1 year terms unless terminated by either party with at least 180 days written notice prior to the expiration of the initial term or renewal term.

Paxon Polymer Company LP	Ashland Chemical Company	Distributor Agreement	January 1, 1996 – December 31, 1998 and automatically continues until terminated by either party with at least 90 days prior written notice.

Exxonmobil Chemical Canada, a division of Canada Imperial Oil Limited	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	January 1, 2007 – December 31, 2008 and continues year-to-year thereafter unless terminated by either party with at least 180 days written notice.

Exxonmobil Chemical Company, a division of Exxon Mobil Corporation	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	March 24, 2006 – March 31, 2009. The agreement may be extended by mutual agreement of the parties in writing prior to the termination date.

Flint Hills Resources, LP	Ashland Distribution, a division of Ashland Inc.	Distributorship Agreement	1 year from July 1, 2009 and continues thereafter until terminated by either party providing at least 120 days written notice of termination before the end of the initial term or at any later time. However, either party may terminate the Agreement effective at any time by giving the other at least 6 months prior written notice of the effective date of termination.

BASF Corporation	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	October 1, 2009 and continues for a period of 5 years. Either party may terminate this Agreement by giving the other party at least 90 days prior written notice.

Supplier	Ashland Entity	Contract Type	Term/Termination
Sunoco Chemicals, Inc.	Ashland Distribution, a division of Ashland Inc.	Polypropylene Distributor Agreement	June 1, 2009 – May 31, 2011. Automatically renews for 1 year terms unless either party sends written notice of intent not to renew to the other at least 180 days prior the expiration date of the initial or any renewal term. However, either party may terminate the agreement at any time without cause on 180 days prior written notice.

E.I. du Pont De Nemours and Company	Ashland Inc.	Distributor Agreement	January 1, 2008 – December 31, 2009.

E.I Du Pont De Nemours and Company	General Polymers, division of Ashland Chemical, Inc.	Distributor Agreement	January 1, 1993 – December 31, 1993 and from year to year thereafter, unless terminated on 90 days written notice by either party.

Georgia Gulf Chemicals & Vinyls	Ashland Distribution, division of Ashland Inc.	Distributor Agreement	March 1, 2008 – December 31, 2012 and continues thereafter until terminated by either party with at least 180 days prior written notice.

Eastman Chemical Company	Ashland Distribution, a division of Ashland Inc	Distributor Agreement	Effective June 1, 2005 and continues thereafter until terminated by either party giving the other party not less than 180 days written notice.

Chemical Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Dow Corning Corporation	Ashland Distribution, a division of Ashland Inc.	Non-Exclusive Distributor Agreement	January 1, 2009 – December 31, 2010 and may be extended upon the mutual written agreement of the parties. Either party may terminate the Agreement with 60 days written notice.

Eastman Chemical Company	Ashland Distribution, a division of Ashland Inc.	Distributor’s Agreement	September 1, 2003 and continues in effect thereafter until terminated by either party giving the other party not less than 180 days written notice.

Methanex Methanol Company	Ashland Distribution, a division of Ashland Inc	Methanol Sales Agreement	January 1, 2010 – December 31, 2013. The Agreement shall automatically renew on an annual basis unless terminated by either party with at least 180 days written notice.

Shell Chemical LP	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	May 1, 2008 – December 31, 2009 and shall continue thereafter for additional 1 year terms unless terminated by either party upon 90 days prior written notice before the end of the Initial term or any subsequent time thereafter.

Supplier	Ashland Entity	Contract Type	Term/Termination
Rhodia Inc.	Ashland Inc.	Exclusive Sales and Distribution Agreement	January 1, 2008 – December 31, 2012.

Lyondell/Equistar	Ashland Inc.	2005 Business Plan

Flint Hills Resources, L.P.	Ashland Distribution, a division of Ashland Inc.	Solvents Sales Agreement	October 1, 2005 – September 30, 2006 and continues in effect for additional 1 years periods unless terminated by either party upon written notice at least 60 days before the end of the Initial Term or any renewal term.

MEGlobal Americas Inc.	Ashland Distribution, a division of Ashland Inc.	Distributor Agreement	January 1, 2006 – December 31, 2008 and continues thereafter for 1 year periods unless either party provides written notice of termination on or before June 30 of the applicable year.

Afton Chemical Corporation	Ashland Distribution, a division of Ashland Inc.	Distributorship Agreement	Effective April 17, 1996 and continues for 1 year. Automatically renews from year to year thereafter. Either party may terminate the Agreement effective at any time by sending 60 days prior written notice.

Marathon Petroleum Company, LP	Ashland Distribution, a division of Ashland Inc.	Special Products Sales Agreement	Anticipated effective date is November 15, 2010 and continues until December 31, 2013 and automatically renews for successive 1 year terms unless either party sends written notice of termination at least 180 days prior to the end of the Initial Term or any subsequent 1 year renewal term.

ConocoPhillips Company	Ashland Distribution, a division of Ashland Inc.	Sales Contract	October 15, 2010 – December 31, 2011 and continues from year to year thereafter until terminated by either party upon at least 6 months prior written notice.

Composites Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
Reactive Polymers Division of Reichhold Chemicals, Inc.	Ashland Chemical Inc., FRP Supply Division	Distributor Agreement	Effective September 26, 1992 for a period of 5 years and continues thereafter from year to year until terminated by either party upon 6 months written notice prior to the end of any annual anniversary date of the Agreement.

CPIC Fiberglass

Supplier	Ashland Entity	Contract Type	Term/Termination
PPG Industries, Inc.	Ashland Chemical Company, a division of Ashland Inc.	Fiber Glass Sales Agreement	January 1, 199 – December 31, 2002 and may continue on a year to year basis if, on or before October 31, 1999, and each October 31thereafter, the parties agree in writing on the amended contract terms for eachsubsequent year.

Environmental Services Key Suppliers

Supplier	Ashland Entity	Contract Type	Term/Termination
TRADEBE Environmental Services LLC	Ashland Inc.	Master Waste Services Agreement	Effective May 19, 1998 and shall continue in effect until terminated by either party upon at least 90 days prior written notice.

American Environmental Services (AES) LLC	Ashland Inc.	Contract for Waste Disposal/Solvent Recycling	Effective February 1, 2003 and remains in effect until terminated by either party upon 30 days prior written notice.

Veolia Environmental Services Technical Solutions	Ashland Inc.	Contract for Waste Disposal/Solvent Recycling	Effective March 31, 2000 and remains in effect until terminated by either party upon 30 days prior written notice.

Environmental Quality Company	Ashland Chemical Company, division of Ashland Inc.	Contract for Waste Disposal/Solvent Recycling	Effective December 3, 1998 and remains in effect until terminated by either party upon 30 days prior written notice.

Vexor Technology, Inc.	Ashland Inc.	Contract for Waste Disposal/Solvent Recycling	Effective December 15, 2000 and remains in effect until terminated by either party upon 30 days prior written notice.

Giant Resource Recovery Company, Inc., Giant Resource Recovery, Inc., M&M Chemical Company, Southeastern Chemical & Solvent Company, and Keystone Cement Company	Ashland Inc.	Waste Handling Agreement	Effective September 8, 2000 and remains in effect for 1 year. The Agreement automatically renews for 1 year and shall renew automatically for successive 1 year terms unless either party at the expiration of the initial term or at the expiration of any 1 year renewal term provides at least 90 days written notice of termination.

Supplier	Ashland Entity	Contract Type	Term/Termination
VLS Recovery Services LLC	Ashland Distribution and Ashland Specialty Chemical Company, divisions of Ashland Inc.	Waste Material Services Agreement (Agreement No. EM- 2075)	Effective September 8, 1999 and remains in effective until terminated by either party upon 30 days written notice.

United Liquid Waste Recycling, Inc.	Ashland Inc.	Contract for Waste Disposal/Solvent Recycling	Effective July 1, 2003 and remains in effect until terminated by either party upon 30 days prior written notice.

Schedule 5.9(a)(vi)

Material Contracts

Contracts for Joint Ventures, etc.

None.

Schedule 5.9(a)(vii)

Material Contracts

Contracts Relating to Indebtedness

Capital lease (lease number 0253820-400) with Wells Fargo for GPS equipment in the amount of $279,968.17.

Capital lease (lease number 0253820-401) with Wells Fargo for GPS equipment in the amount of $165,141.38.

Schedule 5.9(a)(viii)

Material Contracts

Contracts concerning Non-Competition

None.

Schedule 5.9(a)(ix)

Material Contracts

Contracts for Severance

Ashland Inc. Severance Pay Plans

Schedule 5.9(a)(x)

Material Contracts

Collective Bargaining Agreements

Union Contracts - US

Third Party	Ashland Entity	Location
The United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, Local 397	Ashland Distribution, Ashland Inc.	Carteret, NJ

Brotherhood of Teamsters and Auto Truck Drivers, Local No. 70 of Alameda County	Ashland Distribution Company, Subsidiary of Ashland Inc.	Fairfield, CA

I.B.T. Local 89	Ashland Distribution	Louisville, KY

United Steel Workers, Local 286	Ashland Distribution, Division of Ashland Inc.	Morrisville, PA

Automotive, Petroleum and Allied Industries Employees Union, Local 618	Ashland Distribution Company, Division of Ashland Inc.	St. Louis, MO

Teamsters Local Union No. 348 Affiliated with the International Brotherhood of Teamsters	Ashland Distribution Company, Division of Ashland Inc.	Twinsburg, OH

I.B.T. Local 781	Ashland Distribution Company	Willow Springs, IL

Truck Drivers, Oil Drivers, Filling Station and Platform Workers Union, Local No. 705	Ashland Distribution Company, Division of Ashland Inc.	Willow Springs, IL

Ashland has entered into the following Extension Agreements with respect to certainUnion Contracts that had expired prior to Closing:

1.	Extension Agreement between Ashland Distribution Company and United SteelPaper and Forestry, Rubber Manufacturing, Energy, Allied Industrial and ServiceWorkers International Union, Local 397, dated March 4, 2011.

2.	Extension Agreement between Ashland Distribution Company and InternationalBrotherhood of Teamsters, Local 781, dated February 28, 2011.

3.	Extension Agreement between Ashland Distribution Company and InternationalBrotherhood of Teamsters, Local 89, dated March 10, 2011.

EMEA National/Country Collective Agreements Europe

Third Party	Ashland Entity	Location
National Paritair Committee Chemie (Chemical Industry Agreement)	Ashland Belgium B.V.B.A.	Mechelen, Belgium

Muovituoteteollisuuden ja kemian tuoteteollisuuden tyoehtosopimus (collective agreement of plastic product industry and chemical product industry)	Ashland Finland OY	Finland

Collective National Agreement for Chemical Industry	Ashland France SAS	Bezon, France

AGA (white collar employees)	Valvoline (Deutschland) G	Stuttgart, Germany

Collective National Agreement for Chemical Industry	Ashland Italia S.P.A.	Milan, Italy

Convenio General de la Industria Quimica (CGIQ) (Chemical Industry Agreement)	Ashland Chemical Hispania	Barcelona, Spain

Tjanstemannaavtalet Industri och Kemigruppen - SIF, CF, Ledarna (Chemical Industry Agreement)	Ashland Sweden AB	Stenungsund, Sweden

EMEA Country Works Council/Employee Representative Groups

Parties	Ashland Entity	Location
Works Council: internally elected employees (approval necessary with local Labor Inspector approval)	Ashland France SAS	Bezon, France

Works Council: internally elected employees (legal entity included in the Offenbach works council jurisdiction)	Valvoline (Deutschland) G	Stuttgart, Germany

Works Council: currently being formed via internal employee elections but at this time is not officially organized	Ashland Chemical Hispania	Barcelona, Spain

Works Council: internally elected employees (represent both business and shared service employees)	Ashland Nederland B.V.	Barendrecht, Netherlands

Schedule 5.9(a)(xi)

Material Contracts

Contracts Advancing Loans to Employees

$115,000 employee loan to Thomas Hassler.

Schedule 5.10, Part I

Intellectual Property Rights

Patents

Patent License Agreement, dated as of July 1, 2004, between Equistar Chemicals, LP and Ashland Inc. granting Ashland Inc. an exclusive license to practice the technologies in the United States, Canada and Mexico, and a non-exclusive license to practice the technologies outside of the United States, Canada and Mexico.

Schedule 5.10, Part II

Intellectual Property Rights

Trademarks

Country	Trademark	Registration No.	Class
Canada	DISTRIBUTION DONE RIGHT	TMA637923	N/A

Mexico	DISTRIBUTION DONE RIGHT	790677	35

Mexico	DISTRIBUTION DONE RIGHT	748348	42

United States	DISTRIBUTION DONE RIGHT	3265442	35 and 37

United States	HI-SOL	897170	4

United States	HIVAL	1778942	17

Canada	THE SITE THAT NEVER SLEEPS	TMA578985	N/A

Schedule 5.10, Part III

Intellectual Property Rights

Copyrights

None.

Schedule 5.10, Part IV

Intellectual Property Rights

Software

None.

Schedule 5.10, Part V

Intellectual Property Rights

Domain Names and Registrations

Domain Name
go2distribution.com go2distribution.net go2distribution.org gotodistribution.net gotodistribution.org

Schedule 5.10, Part VI

Intellectual Property Rights Agreement Exceptions

None.

Schedule 5.10(b)

Intellectual Property Rights Exceptions

Granger, a customer of Ashland Inc.’s rotolining polyolefin product, received a notice of patent infringement from Rogerson Technology. Ashland Inc. supplies the product under a License Agreement from Equistar Chemicals, LP which license is assignable.

Schedule 5.10(d)

Intellectual Property Rights Exceptions

Granger, a customer of Ashland Inc.’s rotolining polyolefin product, received a notice of patent infringement from Rogerson Technology. Ashland Inc. supplies the product under a License Agreement from Equistar Chemicals, LP which license is assignable.

Schedule 5.14

Environmental Matters Exceptions

Section 5.14(a), (b), (c), (d) and (e)

1.	Please see matters described on, or listed in Exhibit A to, Schedule 1.1(d) (“Specified Retained Remediation Liabilities”).

2.	Please see properties listed on attached Exhibit A (“Third Party/Superfund Claims”) to Schedule 5.14.

3.	Environmental Notices may have been received or threatened, or Orders or Proceedings may have been issued or may be pending or threatened, relating to Excluded Assets (including real property formerly owned, leased or operated by Ashland) which are not listed specifically on Exhibit A to Schedule 5.14.

4.	Please see Proceedings listed on Schedule 5.15(a) (“Proceedings Exceptions”).

5.	Many of the operating facilities have accommodations for the unloading of bulk tanker trucks and bulk railcars (“rolling stock”). Employees are occasionally required to climb up on the rolling stock in order to accomplish various tasks. In the past, OSHA has not specifically required mechanical or physical fall protection in these types of work areas, as described in a 1996 enforcement policy regarding such protections. However, OSHA’s interpretation of its standards and rules may be changing, and in certain instances where such physical fall protection is feasible, e.g., through the use of scaffolding or handrails, certain fall protection may be deemed in the future to be required under existing regulations. Ashland Distribution is in the process of evaluating its facilities to determine whether and where such fall protection is feasible and potentially required.

Section 5.14(f)

6.	Please see items and matters listed on Schedules 5.4, 5.8(a) (relating to Encumbrances), 5.15 and 5.16.

Privileged and Confidential Ashland Distribution Facilities and Third party / Superfund Claims Team Connect – October 2010

Exhibit A to Schedule 5.14

Claimant	Address	State	Alleged Nexus
Owned or Formerly Owned Facilities
Akron, OH	200 Darrow Road, Akron, OH	OH	Distribution Facility

Atlanta	4550 NE Freeway, Doraville, GA	GA	Distribution Facility

Baton Rouge, LA	11109 S Choctaw Dr, Baton Rouge, LA	LA	Distribution Facility

Binghamton, NY	3 Broad Street, Binghampton, Broome County, NY	NY	Distribution Facility

Birmingham, AL	3300 Ball Street, Birmingham, AL	AL	Distribution Facility

Buffalo	3701 River Road, Tonawanda, NY	NY	Distribution Facility

Catlettsburg	Catlettsburg, KY	KY	Distribution Facility

Chandler, AZ	6839 West Chicago Street, Chandler, AZ	AZ	Distribution Facility

Charlotte, NC	3930 Glenwood Dr., Charlotte, NC	NC	Distribution Facility

Chicago (Willow Springs, IL),	8500 W Willow Springs Rd, Willow Springs, IL	IL	Distribution Facility

Cincinnati (Evandale)	Evandale Industrial Park, Evandale, OH	OH	Distribution Facility

Cincinnati	1953 Losantiville Ave, Cincinnati, OH	OH	Distribution Facility

Clearfield, Utah (Salt Lake City)	Freeport Center Industrial Park, Clearfield, UT	UT	Distribution Facility

Cleveland	East 84th Street, Cleveland, OH	OH	Distribution Facility

Columbia, SC	729 Mauney Dr, Richland County, Columbia, SC	SC	Distribution Facility

Columbus	3849 Fisher Road, Columbus, OH	OH	Distribution Facility

Dallas and Cullum Construction Company	3101 Wood Dr, Garland, TX	TX	Distribution Facility & neighboring property owner claim

Dayton	2854 Springboro Rd W, Dayton, OH	OH	Distribution Facility

Detroit	6451 Georgia Ave, Detroit, MI	MI	Distribution Facility

Fort Wayne, IN	Fort Wayne, IN	IN	Distribution Facility

Fresno	4525 E Commerce Street, Fresno, CA	CA	Distribution Facility

Glenrose Avenue	1800 N. Glenrose Avenue, Lansing, MI	MI	Distribution Facility

Greensboro, NC Lindley Estate	2800 Patterson Street, Greensboro, NC	NC	Distribution Facility

Greenville Bi-Lo Mauldin, SC	100 Industrial Blvd, Greenville, SC	SC	Distribution Facility

Houston - Old Galveston Road Distribution Facility	8901 Old Galveston Road, Houston, TX	TX	Distribution Facility

Indianapolis, IN	8315 East 33rd Street, Indianapolis, Marion County, IN	IN	Distribution Facility

Jackson, MS	455 Industrial Drive, Jackson, MS	MS	Distribution Facility

Jacksonville, FL	1645 N McDuff Avenue, Jacksonville, FL	FL	Distribution Facility

Privileged and Confidential Ashland Distribution Facilities and Third party / Superfund Claims Team Connect – October 2010

Exhibit A to Schedule 5.14

Claimant	Address	State	Alleged Nexus
Jacksonville, AR	Jacksonville, AR	AR	Distribution Facility

Kansas	5420 Speaker Road, Kansas City, KS	KS	Distribution Facility

Knoxville	5263 National Drive, Knox County, Knoxville, TN	TN	Distribution Facility

Louisville	1300 Southwestern Pkwy, Louisville, KY	KY	Distribution Facility

Memphis, TN

Barr& Company	2351 Channel Ave, Memphis, TN	TN	Distribution Facility

Menasha, WI	204 Madison Street, Menasha, WI	WI	Distribution Facility

Mesa, AZ	Mesa, AZ	AZ	Distribution Facility

Miami, FL	200 NE 181St St, Miami, FL	FL	Distribution Facility

Milwaukee, WI	1033 N Hawley Rd, Milwaukee, WI	WI	Distribution Facility

Mobile & Related Coleman, etal Litigation	701 Western Dr, Mobile, AL	AL	Distribution Facility

Moline, IL	6600 John Deer Rd, Moline, IL	IL	Distribution Facility

Montreal East	10515, rue Notre-Dame Est, Montreal, Est		Distribution Facility - Leased

Newark, NJ	221 Foundry Street, Newark, NJ	NJ	Distribution Facility

Orlando, FL & Orlando Central Park	1929 Directors Row, Orlando, FL	FL	Distribution Facility

Philadelphia	100 North Commerce Dr, Aston, PA	PA	Distribution Facility

Pittsburgh	150 West Fourth Ave, Freedom, PA	PA	Distribution Facility

Raleigh, NC The News and Observer Dumas Oil Property	1415 S Bloodworth St, Raleigh, NC	NC	Distribution Facility& neighboring property owner claim

Rensselaer, NY	South Street, Rensselaer, NY	NY	Distribution Facility

Roanoke	2410 Patterson Avenue, Roanoke, VA	VA	Distribution Facility

San Juan PR	San Juan Puerto Rico		Distribution Facility

Santa Fe Springs, CA	10505 S Painter Ave, Santa Fe Springs, CA	CA	Distribution Facility

Savannah, GA	400 Telfair Rd, Savannah, GA	GA	Distribution Facility

Seattle, WA	Seattle, WA	WA	Distribution Facility

South Bend, IN	1817 W Indiana Ave, South Bend, IN	IN	Distribution Facility

St Louis	7710 Polk Street, St Louis, MO	MO	Distribution Facility

Tampa & Related Hanna Litigation	5125 W Hanna Avenue, Tampa, FL	FL	Distribution Facility & neighboring property owner claim (Ashland purchased neighboring property)

Tewksbury, MA	400 Main Street, Tewksbury, MA	MA	Distribution Facility

Tulsa, OK	3535 W 21st Street, Tulsa, OK	OK	Distribution Facility

Turner Street	2011 Turner St, Lansing, MI	MI	Distribution Facility

- Carteret, NJ	350 Roosevelt Avenue, Carteret, NJ	NJ	Distribution Facility

Privileged and Confidential Ashland Distribution Facilities and Third party / Superfund Claims Team Connect – October 2010

Exhibit A to Schedule 5.14

Claimant	Address	State	Alleged Nexus
- Port Tampa	Port Tampa, FL	FL	Distribution Facility

Charlotte, NC	601 North Hoskins Road, Charlotte, NC	NC	Distribution Facility

Conshohocken, PA	201 Colwell Lane, Conshohocken, PA	PA	Distribution Facility

Dallas	Dallas, TX	TX	Distribution Facility

Houston	Houston, TX	TX	Distribution Facility

Middletown	Middletown, OH	OH	Distribution Facility

Nashville	Nashville, TN	TN	Distribution Facility

Twinsburg	1610 East Highland Rd, Twinsburg, OH	OH	Distribution Facility

Third Party and Superfund Sites with alleged Distribution Connection

American Chemical Services (Ashland) Superfund Site	Griffith, Lake County, Indiana	IN	Shipments to site from Distribution Willow Springs

Barrels Inc. (Ashland) Superfund Site	1332-1404 North Larch Street, Lansing, MI	MI	Lansing Distribution

Bay Drum (Ashland) Superfund Site– Florida	Tampa, FL	FL	Shipments to site from Distribution Tampa, FL

Bellaire Ohio (Ashland) Superfund Site (North Guernsey)	4900 N. Guemsey Street, Belmont County, Bellaire, OH	OH	Formerly owned site operated as Distribution Facility

Carpentersville Waste S	Kane County, Carpentersville, IL	IL	Chicago Distribution allegedly used facility

Chem Dyne (Ashland) Superfund Site	Hamilton, OH	OH	Cincinnati, Indianapolis & Louisville Distribution

Chemical Recovery Systems (Ashland) Superfund Site	142 Locust Street, Elyria, OH	OH	Ashland Drums from Distribution Akron, Dayton & Freedom(Pittsburgh)

Ferriot, Inc.	Mogadore Road, Akron, OH	OH	Neighbor of former Distribution Plant

Hardage Criner (Ashland) Superfund Site	Criner, OK	OK	Oklahoma Distribution

Lammers Barrel Factory	Beavercreek, Greene County, OH	OH	Indianapolis, Dayton & Columbus Distribution named as customers of facility

Passaic River/Diamond Alkali	Passaic River, NJ	NJ	Distribution Newark

Phillip Services (Ashland) Superfund Site	2324 Vernsdale Road, Rock Hill, SC	SC	Shipments from Savannah, Lansing. Raleigh, & Charlotte

Pollution Abatement Services (Ashland) Superfund Site	East Seneca Street, Oswego, NY	NY	Binghamton & Rensselaer Distribution

Rouse Steel Drum (Ashland) Superfund Site	612 East 12th Street, Jacksonville, Duval County, FL	FL	Jacksonville Distribution sent drums for reconditioning

Scientific Chemical Process (Ashland) Superfund Site	216 Paterson Plank Road, Carlstadt, NJ	NJ	Wastes from Newark NJ Resins, Fords Resins & Binghamton Distribution

Seaboard Chemical Corp (Ashland)	Riverdale Drive, Jamestown, Guilford County, NC	NC	Raleigh Distribution Facility

Sealand Restoration Sit	Lisbon, St. Lawrence County, NY	NY	Binghamton, Rensselaer & Syracuse Distribution

Privileged and Confidential Ashland Distribution Facilities and Third party / Superfund Claims Team Connect – October 2010

Exhibit A to Schedule 5.14

Claimant	Address	State	Alleged Nexus
Seymour Indiana (Ashland) Superfund Site	Freeman Field Industrial Park, Seymour, IN	IN	Indianapolis & Cincinnati Distribution

Solvents Recovery Services (Ashland) Superfund Site	Lazy Lane, Southington, CT	CT	Shipments to site from Distribution Binghamton, NY

Soo Line Railroad (Ashland) Superfund Site	2900 Central Avenue NE, Minneapolis, MN	MN	Formerly owned site operated as Distribution Facility

Tri Cities Barrell	Fenton, Broome County, NY	NY	Binghamton Distribution used as drum Reconditioner

Schedule 5.15(a)

Proceedings Exceptions

Riva and Corrieri v. Ashland Inc.: 09-CV-12074-MLW, U.S. District Court for the District of Massachusetts - Class action lawsuit against Ashland Inc. arising out of a November 2006 explosion which occurred at a facility occupied by a customer of Ashland Distribution. Plaintiffs’ claims are for breach of warranty, negligence, failure to warn, public nuisance and unfair and deceptive acts.

Melvia Jean Dugan v. Ashland Inc.: This wrongful death action was filed on January 27, 2011 by the widow of a man who died while cleaning a tank at an Ashland Distribution facility in Nashville, Tennessee. This case has been removed to federal court.

Explotaciones Sant Just S.A.: Spain - Ashland Chemical Hispania S.A. is the tenant of a warehouse and factory in Barcelona. On May 4, 2009, a fire broke out in the warehouse. Explotaciones Sant Just S.A., the owner of the property, and AXA Seguros Generales, the owner’s insurance company, assert that Ashland’s activities at the facility were the cause of the fire which caused property damage to the building. Ashland Chemical Hispania S.A. has asserted a claim against Explotaciones Sant Just S.A. for loss of inventory. It is Ashland Chemical Hispania S.A.’s contention that the fire was caused by the condition and characteristics of the electrical wiring. On March 1, 2011, the court rendered a ruling. Ashland’s claim of Euro 505.319,32 was granted. The counterclaim was denied. AXA Seguros Generales has the opportunity to appeal the court ruling.

Pollution Control Industries, Inc. v. Henkel Corp. v. Ashland Inc.: Lake Superior Court, East Chicago, Indiana. Ashland Inc. is a third party defendant in connection with a fire which occurred at PCI’s facility in 2005 as cylinders delivered by Ashland Inc. and provided by Henkel were being processed. Both PCI and Defendant Henkel have claims pending against Ashland Inc. in connection with the fire. Plaintiff is seeking $1,700,000 in damages.

Painter Liquidation, LLC v. Ashland Inc.: Central District of California. The underlying litigation has concluded. The litigation involved a contractual dispute arising from an Environmental Indemnity Agreement, and whether Ashland Inc. was obligated to pay for the cost of removing certain materials the plaintiffs deemed Existing Hazardous Material under the contract. The judge in this bench trial awarded a small amount of damages in favor of the Plaintiff ($129,781.83 including pre and post-judgment interest).

Toxic Tort-Cases - Various Plaintiffs. Ashland is subject to claims alleging personal injury caused by exposure to benzene and benzene containing products, silica and other various chemicals manufactured or distributed by Ashland.

Anti-Dumping Duty Investigation: On March 11, 2011, the government of Mexico announced the initiation of an anti-dumping duty investigation on imports of Ethylene Glycol Monobutyl Ether (“EGBE”) from the United States. Although Ashland Inc. has not been served with any notice in connection with the investigation, Ashland Inc. is one of the companies listed as an exporter in the notice of initiation. According to the notice of initiation, interested parties have twenty eight (28) days from the date of initiation to submit responses containing information and arguments for consideration by Unidad de Prácticas Comerciales Internacionales (UPCI).

Schedule 5.16(i)

Material Governmental Authorizations Constituting Conveyed Assets

1.	Items listed on attached Exhibit A to Schedule 5.16(i) relating to transportationpermits.

2.	Items listed on attached Exhibit B to Schedule 5.16(i) relating to environmental permits.

Exhibit A to Schedule 5.16(i)

Please see attached Exhibit A to Schedule 5.16(i).

Exhibit A to Schedule 5.16(i)

Transportation Permits - Transferable

Permit	Status	Expiration Date	Permit Number	Vehicle Specific (Y/N)
Canadian Carrier Code		Non Expiring	1645	No

Federal Motor Carrier Authority		Non Expiring	402274

DOT SP-10850	Current	12/31/2010	SP 10850	Apply for Emergency Party to status

DOT SP 11834	Current	12/31/2010	SP 11834	Apply for Emergency Party to status

DOT SP 13124		4/30/2010	SP 13124	Apply for Emergency Party to status

DOT SP 11624	Expired			Apply for Emergency Party to status

Exhibit A to Schedule 5.16(i)

Transportation Permits - Transferable

Permit	Status	Expiration Date	Permit Number	Vehicle Specific (Y/N)
Maryland Controlled Hazardous Substances (CHS) Hauler Permit		6/30/2011	HWH 444	Yes

Wisconsin Hazardous Waste		9/30/2011	11548

Exhibit B to Schedule 5.16(i)

Please see attached Exhibit B to Schedule 5.16(i).

Exhibit B to Schedule 5.16(i)

Environmental Permits - Transferable

Site	Type of Permit	Permit #	Transferable (Y/N)
Baton Rouge, LA	Air	0840-00092-01	Yes

Baton Rouge, LA	Water - NPDES	LA 0107387	Yes

Baton Rouge, LA	RCRA ID #		Yes

Binghamton, NY	Water	No Exposure Certification	Yes

Binghamton, NY*	Hazardous Waste Storage (Part B)	7-0302-00068/00011	Yes

Birmingham, AL	Water - NPDES	AL0021695	Yes

Birmingham, AL	RCRA ID #	ALD061149712	Yes

Carson, CA	Air	107555	Yes

Carson, CA	RCRA ID #		Yes

Carteret, NJ	Air	PCP 080001	Yes

Carteret, NJ	Water - NPDES	NJ0088315	Yes

Carteret, NJ	RCRA ID #		Yes

Catano, PR	RCRA ID #		Yes

Chandler, AZ	Air	970041 Rev 3	Yes

Chandler, AZ	RCRA ID #	AZD981577273	Yes

Charlotte, NC	Air	06-103-119	Yes

Charlotte, NC*	Hazardous Waste Storage (Part B)	NCD061263315-R2	Yes

Clearfield, UT	Air	DAQE-AN0101480006-09	Yes

Clearfield, UT	Hazardous Waste Storage (Part B)	UTD048406144	Yes

Columbia, SC	Air	1900-0045	Yes

Columbia, SC	RCRA ID #		Yes

Columbus, OH	Air	P0103763	Yes

Columbus, OH	RCRA ID #	OHD000816736	Yes

Dayton, OH*	Hazardous Waste Storage (Part B) - US EPA	05-57-0631	Yes

Dayton, OH*	Hazardous Waste Storage (Part B) - Ohio EPA	OHD074700311	Yes

Dayton, OH	Water	No Exposure Certification	Yes

Dayton, OH	Air	P0093438	Yes

Denver, CO	Air	94AD347	Yes

Denver, CO	RCRA ID #	COD041097023	Yes

Doraville, GA	RCRA ID #		Yes

Doraville, GA	Air	5161-089-0072-S-01-1	Yes

Elkhart, IN	Air	Registration Notice	Yes

Elkhart, IN	RCRA ID #		Yes

Evendale, OH	air - OEPA	P0105417 - FESOP	Yes

Evendale, OH	RCRA ID #	OHD002899912	Yes

Fairfield, CA	Air	7618	Yes

Fairfield, CA	RCRA ID #		Yes

Fontana, CA	RCRA ID #		Yes

Freedom, PA	Water	No Exposure Certification	Yes

Freedom, PA	Hazardous Waste Storage (Part B)	PAD000797548	Yes

Garland, TX	Hazardous Waste Storage (Part B)	50007	Yes

Garland, TX	Air	75363	Yes

Garland, TX	Used Oil Filter Handler Registration (for Storage Facility and Transporter)	A85797	Yes

Garland, TX	Waste Generator/ Transporter Registration	32371	Yes

Site	Type of Permit	Permit #	Transferable (Y/N)
Houston, TX	Air	457	Yes

Houston, TX	Used Oil Filter Handler Registration (for Storage Facility and Transporter)	A85920	Yes

Houston, TX	Waste Generator/ Transporter Registration	31043	Yes

Houston, TX	RCRA ID #		Yes

Kansas City (Speaker), KS	Air	Class II Operating Permit #2090232	Yes

Kansas City (Speaker), KS	Storage Tank Registration		Yes

Kansas City (Speaker), KS	Hazardous Waste Storage (Part B)	KSD057889313	Yes

Knoxville, TN	RCRA ID #	TND095058541	Yes

Knoxville, TN	Used Oil	UOP471038025	Yes

Knoxville, TN	Air	S-0631	Yes

Lansing, MI	Air	611-82B	Yes

Lansing, MI	RCRA ID #	MID980683726	Yes

Louisville, KY	air - Jefferson Cty	98-01 F	Yes

Louisville, KY	Water - NPDES	KY0021610	Yes

Louisville, KY	RCRA ID #	KYD024041063	Yes

Memphis, TN	RCRA ID #	TND048319644	Yes

Memphis, TN	Used Oil	UOP791068039	Yes

Menasha, WI	Air	471093150-f10	Yes

Menasha, WI	RCRA ID #		Yes

Miami, FL	air - Miami-Dade County and State	0250634-004-AO	Yes

Miami, FL	tank registrations- Miami Dade county	ID 8622314	Yes

Miami, FL	industrial waste permit- Miami Dade county	IW-000180-2010/2011	Yes

Miami, FL	RCRA ID #	FLD059861344	Yes

Midland, TX	Air	2407B	Yes

Midland, TX	Used Oil Filter Handler Registration (for Storage Facility and Transporter)	A85924	Yes

Midland, TX	Waste Generator/ Transporter Registration	41328	Yes

Midland, TX	RCRA ID #		Yes

Mobile, AL	Water - NPDES	AL0056316	Yes

Mobile, AL	RCRA ID #		Yes

Mobile, AL	Storage Tank Registration		Yes

Morrisville, PA	RCRA ID #		Yes

Nashville (Clifton), TN	Used Oil	UOP191028007	Yes

Sand Springs, OK	Air	2005-045-O	Yes

Savannah, GA	RCRA ID #		Yes

Shakopee, MN	Air	824-001	Yes

Shakopee, MN	Hazardous Waste Storage (Part B)	MND000686709	Yes

South Bend, IN*	Hazardous Waste Storage (Part B)	IND016621476	Yes

St. Louis (Polk), MO	Air	10-02-006	Yes

St. Louis (Polk), MO	RCRA ID #		Yes

St. Paul, MN	air - MPCA	00001460-001	Yes

St. Paul, MN	Water - NPDES	MN0053988	Yes

St. Paul, MN	tank regis- MPCA	003301-088	Yes

Site	Type of Permit	Permit #	Transferable (Y/N)
St. Paul, MN	RCRA ID #	MND980793442	Yes

Tampa, FL	air - Hillsborough County	0570096-004-AF	Yes

Tampa, FL	RCRA ID #	FLD067230771	Yes

Tewksbury, MA	Air	MBR-94-RES-117	Yes

Tewksbury, MA	RCRA ID #		Yes

Tonawanda, NY	Air	Registration ID 9-1464-00008/0200	Yes

Tonawanda, NY	Bulk Storage Tank Registration		Yes

Tonawanda, NY	Industrial Sewer Connection Permit	#250	Yes

Tonawanda, NY	RCRA ID #		Yes

Tulsa, OK	Air	2002-531-0	Yes

Tulsa, OK	RCRA ID #	OKD041502089	Yes

Twinsburg (Enterprise), OH	Air	P0104088	Yes

Twinsburg (Enterprise), OH	RCRA ID #		Yes

Twinsburg (Highland), OH	Air	P0104088, 16-02118	Yes

Twinsburg (Highland), OH	RCRA ID #		Yes

Warren, MI	RCRA ID #		Yes

Willow Springs, IL	Air	73020131	Yes

Willow Springs, IL	RCRA ID #		Yes

Willow Springs, IL	Non-Hazardous Waste storage Permit	2008-117-DE/OP	Yes

*	An application has been made to split this permit, such that Ashland would retain the Corrective Action portion of the permit and the rest of the permit would transfer to Nexeo. This application is currently pending.

Schedule 5.16(ii)

Non-Transferable Material Governmental Authorizations

1.	Items listed on attached Exhibit A to Schedule 5.16(ii) relating to transportation permits.

2.	Items listed on attached Exhibit B-1 and Exhibit B-2 to Schedule 5.16(ii) relating to regulated chemicals programs.

3.	Items listed on attached Exhibit C to Schedule 5.16(ii) relating to environmental permits.

Exhibit A to Schedule 5.16(ii)

Please see attached Exhibit A to Schedule 5.16(ii).

Exhibit A to Schedule 5.16(ii)

Transportation Permits - Non-transferable

Permit	Status	Expiration Date	Permit Number	Vehicle Specific (Y/N)	Comments
Idaho Hazmat Permit	unit 7690	10/1/2010	1297864	Yes	Not Transferable

Florida Annual OD Permit		10/14/2010	LK028788	Yes	Not Transferable

Utah Annual OD Permit		12/17/2010		Yes	Not Transferable

Nevada Annual OD Permit - Unit 7690		12/31/2010	106934	Yes	Not Transferable

California Hazmat		3/31/2011	CA 9558		Not Transferable

Idaho Hazmat Permit	units 24996, 24952, 34008	4/15/2011	1297864	Yes	Not Transferable

Idaho Hazmat Permit	unit 34071	4/15/2011	1297864	Yes	Not Transferable

Idaho Hazmat Permit	unit 34301	5/27/2011	1297864	Yes	Not Transferable

SCAC Code Renewal		6/30/2011	ASQO	No	Not Transferable

US Hazmat		6/30/2011	051309 551 040R		Not Transferable

US Hazmat Puerto Rico		6/30/2011	052610 551 074S		Not Transferable

Uniform Hazmat (OH)		10/1/2011	UPW-0090502-OH		Not Transferable

Colorado		11/9/2011	HMP-00921		Not Transferable

California Motor Carrier		Non Expiring	9558		Not Transferable

Federal USDOT Number		Non Expiring	90502		Not Transferable

DOT SP-11296	Current	3/31/2011	SP 11296	Apply for Emergency Party to status	Not Transferable

DOT SP-11356	Current	6/30/2013	SP 11356	Apply for Emergency Party to status	Not Transferable

DOT SP 11624	Current	5/31/2014	SP 11624	Apply for Emergency Party to status	Not Transferable

DOT SP 11836	Current	1/31/2014	SP 11836	Apply for Emergency Party to status	Not Transferable

DOT SP 12443	Current	12/31/2013	SP 12443	Apply for Emergency Party to status	Not Transferable

DOT SP 13192	Current	3/31/2011	SP 13192	Apply for Emergency Party to status	Not Transferable

IFTA (IN)		12/31/2010	IN20086585301		Taxes

Permit	Status	Expiration Date	Permit Number	Vehicle Specific (Y/N)	Comments
New Mexico Tax ID		12/31/2010	07-050982-00-4	Yes	in process

New York Hut		12/31/2010	20-0865835	Yes	no permit issued

Oregon Mileage		12/31/2010	66612	Yes	Taxes

UCR		12/31/2010

Minnesota Hazmat Shipper Certificate		5/24/2011	100594

TXDOT		Non Expiring	000027690C	Yes

Exhibit A to Schedule 5.16(ii)

Transportation Permits - Non-transferable

Permit	Expiration Date	Permit Number	Vehicle Specific (Y or N)	Comments
Missouri Hazardous Waste Transportation License	10/24/2010	07J26001002	Yes	Not Transferable

Arkansas Haz-Waste Transporter Permit	12/1/2010	H-1413		Not Transferable

Florida Haz-Waste Transporter Permit	12/1/2010	OHD042311209		Not Transferable

Davis County (UT) Hazardous Waste	12/31/2010	2007-7		Not Transferable

Kansas Hazardous Waste Permit	12/31/2010	OHD042311209		Not Transferable

Mass. Haz Waste Transporter Permit	12/31/2010	MA LIC262	Yes	Not Transferable

Tennessee Haz-Waste Transporter Permit	1/31/2011	OHD042311209		Not Transferable

Michigan Liquid Industrial Waste Permit	2/22/2011	LIW 0090502 MI		Not Transferable

Pennsylvania Haz-Waste Transporter Permit	2/28/2011	PA-AH0121		Not Transferable

Dade County, FL Haz-Waste Transporter Permit	3/31/2011	LW-000354-2009/2010	Yes	Not Transferable

Idaho Haz-Waste Permit - Units 24996, 24911, 24952 & 34008 (Clearfield)	4/29/2011	070400009901, 070400010001, 070400010101 & 070400009801	Yes	Not Transferable

New Hampshire Haz Waste Transporter Permit	6/30/2011	TNH-0133	Yes	Not Transferable

New Jersey Haz Waste Transporter Permit	6/30/2011	HW DEP H08613		Not Transferable

Rhode Island Haz Waste Transporter Permit	6/30/2011	RI-631	Yes	Not Transferable

Vermont Waste Transporter Permit	6/30/2011		Yes	Not Transferable

Broward County, FL Haz-Waste Transporter Permit	7/31/2011	WT-09-0062		Not Transferable

Maine Haz Waste Transporter Permit	10/27/2011	ME-HW-325 ME-WOT-038	Yes	Not Transferable

New York Haz Waste Transporter Permit	11/30/2011	7A-116	Yes	Not Transferable

California Haz Waste Transporter	3/31/2012	2027		Not Transferable

South Carolina Haz-Waste Transporter Permit	8/15/2012	OHD042311209		Not Transferable

Alabama Haz-Waste Transporter Permit	10/25/2012	OHD042311209		Not Transferable

Connecticut Haz Waste Transporter Permit	6/25/2013	CT-HW-537		Not Transferable

Delaware Haz Waste Transporter permit	12/31/2013	DE-HW-157	Yes	Not Transferable

Permit	Expiration Date	Permit Number	Vehicle Specific (Y or N)	Comments
Virginia Haz-Waste Transporter Permit	4/7/2014	OHD0423112094		Not Transferable

Kentucky Hazardous Waste Permit	Non Expiring	82195		Not Transferable

North Dakota Solid Waste Transporter Permit	7/24/2011	WH-583

Puerto Rico Haz-Waste Transporter Permit

Exhibit B-1 to Schedule 5.16(ii)

Please see attached Exhibit B-1 to Schedule 5.16(ii).

Exhibit B-1 to Schedule 5.16(ii)

Regulated Chemical Permits – Non-transferable

Compliance Items	Responsibility	Notes
ADC-Export License - Chemical Weapons of triethanolamine	Resource Group

EH&S - Product Approvals - US (corp) Alcohols APPROVAL: ALCOHOL FORMULATIONS	Resource Group

AD Customer Support Controls - US (corp) Alcohols CONTROLS: AUTHORIZATION of SALE	Resource Group

AD Data Central Controls - US (corp) Alcohols CONTROLS: AUTHORIZATION of SALE	Resource Group

Ashland Canada Corp CWC Reporting Chemical Weapons Corporate report	Resource Group

CWC Theft & Diversion Controls Chemical Weapons Must implement theft & diversion controls	Resource Group

AD Corporate Accounts Disclosure & Reporting - US (corp) Drug Precursors DISCLOSURES & REPORTS - DEA LIST I & II CHEMICALS	Resource Group

EH&S - Import/Export Disclosure & Reporting - US (corp) Drug Precursors DISCLOSURES & REPORTS - DEA LIST I & II CHEMICALS	Resource Group

Ashland Canada Explosive Precursors Sales - End Use each customer	Resource Group

Import Import/Export Forms - US (corp) Drug Precursors IMPORT & EXPORT FORMS: DEA LIST I & II CHEMICALS	Resource Group

EH&S - Product Notify - US (corp) Alcohols NOTIFY: REPORT LOSS/THEFT of ETHANOL/SDA	Resource Group

AD Customer Support Proof of Identity - US (corp) Drug Precursors PROOF of IDENTITY: DEA LIST I and II CHEMICALS	Resource Group

AD Purchasing Proof of Identity - US (corp) Drug Precursors PROOF of IDENTITY: DEA LIST I and II CHEMICALS	Resource Group

EH&S - Import/Export Proof of Identity - US (corp) Drug Precursors PROOF of IDENTITY: DEA LIST I and II CHEMICALS	Resource Group

AD Customer Support Record Keeping - US (corp) Drug Precursors RECORD KEEPING: DEA LIST I & II CHEMICALS	Resource Group

AD Data Central Record Keeping - US (corp) Drug Precursors RECORD KEEPING: DEA LIST I & II CHEMICALS	Resource Group

AD Purchasing Record Keeping - US (corp) Drug Precursors RECORD KEEPING: DEA LIST I & II CHEMICALS	Resource Group

Export Record Keeping - US (corp) Drug Precursors RECORD KEEPING: DEA LIST I & II CHEMICALS	Resource Group

Import Record Keeping - US (corp) Drug Precursors RECORD KEEPING: DEA LIST I & II CHEMICALS	Resource Group

Compliance Items	Responsibility	Notes
Accounting Records - US (corp) Alcohols RECRDS: PURE ETHANOL & SDA	Resource Group

AD Customer Support Records - US (corp) Alcohols RECRDS: PURE ETHANOL & SDA	Resource Group

AD Purchasing Records - US (corp) Alcohols RECRDS: PURE ETHANOL & SDA	Resource Group

Import/Export Records - US (corp) Alcohols RECRDS: PURE ETHANOL & SDA	Resource Group

EH&S - Product Records - US (corp) Alcohols RECRDS: PURE ETHANOL & SDA	Resource Group

Law Records - US (corp) Alcohols RECRDS: PURE ETHANOL & SDA	Resource Group

Ashland Canada Corp Class B Drug Precursors Drug Precursors Class B Drug Precursor Registration	Resource Group

Fairfield, CA *0023425 08/28/2010 Food & Drug Fairfield is registered w/ CA DHS	Facility

Santa Ana *216 Drug Precursors Permit for Controlled Chemical Substances	Facility

Carson, CA *217 06/13/2011 Drug Precursors Permit for Morpholine, 1,4 Butanediol	Facility

Houston, TX *DEA Permit 006056ALX Drug Precursors Houston’s DEA List I Permit	Facility

Houston, TX *FDA Bioterrorism Registration 11443306546 Food & Drug Houston - Bioterrorism Facility Registration	Facility

Houston, TX *Food and Drug 0032909 08/31/2010 Food & Drug Food and Drug Wholesaler	Facility

Houston, TX *Food and Drug 0075824 05/14/2008 Food & Drug Wholesale Distributor of Drugs and Devices	Facility

Houston, TX *Precursor Permit 863 Drug Precursors Houston - Laboratory Apparatus	Facility

Houston, TX *SDA-TX-1149 Alcohols Permit to use specially denatured spirits	Facility

Houston, TX *SDS-TX-27 Alcohols Permit to deal in specially denatured spirits	Facility

St. Paul, MN *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Atlanta, GA *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Birmingham, AL *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Carson, CA *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Carteret, NJ *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Chandler, AZ *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Charlotte, NC *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Cincinnati, OH *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Clearfield, UT *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Compliance Items	Responsibility	Notes
Columbia, SC *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Denver, CO *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Fairfield, CA *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Garland, TX *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Houston, TX *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Kansas City (Speaker), KS *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Knoxville, TN *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Lansing, MI *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Louisville, KY *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Memphis, TN *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Miami, FL *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Mobile, AL *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Morrisville, PA *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Nashville, TN (2315 Clifton) *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Portland, OR *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Savannah, GA *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Shakopee, MN *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

St. Louis MO (First St) *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

St. Louis, MO (Polk St) *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Tampa, FL *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Tewksbury, MA *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Tonawanda, NY *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Tulsa, OK *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Twinsburg, OH *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Twinsburg, OH - Enterprise *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Willow Springs, IL *Usage Report - US (corp) Alcohols REPORT: SDA USAGE	Facility

Columbia, SC 001118ACY 06/30/2011 Drug Precursors Columbia’s DEA List I Permit	Facility

Compliance Items	Responsibility	Notes
Carteret, NJ 0012190 10/31/2010 Food & Drug Permit to Operate a Food/Cosmetic Estab.	Facility

Fontana, CA 0023185 09/19/2010 Food & Drug Fontana is registered w/ CA DHS	Facility

Birmingham, AL 003301-191 Food & Drug Birmingham is on file w/ AL Dept Agri & Ind	Facility

Clearfield, UT 003301-193 Food & Drug Salt Lake City is on file with the Utah Dept. of A	Facility

Mobile, AL 003301-194 Food & Drug Mobile is on file w/ AL Dept Agri & Ind	Facility

Columbia, SC 003301-196 Food & Drug Columbia facility is on file with South Carolina D	Facility

Morrisville, PA 003301-197 Food & Drug Morrisville facility is on file with the Pennsylva	Facility

Twinsburg, OH 003301-198 Food & Drug Twinsburg facility is on file with the Ohio Dept.	Facility

Grove City, OH 003301-199 Food & Drug Grove City facility is on file with Ohio Dept. of	Facility

Charlotte, NC 003301-202 Food & Drug Charlotte facility is on file with the North Carol	Facility

St. Louis, MO (Polk St) 003301-203 Food & Drug St. Louis facility is on file with the Missouri De	Facility

Willow Springs, IL 003301-206 Food & Drug Willow Springs facility is on file with the Illino	Facility

Baton Rouge, LA 003301-209 Food & Drug Baton Rouge facility is on file with the Louisiana	Facility

Atlanta, GA 005008ABY 06/30/2009 Drug Precursors Atlanta’s DEA List I Permit	Facility

Columbus, OH ADC 005288ACW 06/30/2011 Drug Precursors Columbus - DEA List I Permit	Facility

Tonawanda, NY 006380ALY 06/30/2011 Drug Precursors Diversion Control Registration	Facility

Garland, TX 0070594 12/31/2010 Food & Drug Facility is licensed with the Texas Dept. of Healt	Facility

Fairfield, CA 045 06/02/2006 Drug Precursors State Precursor Permit: Morpholine, 1,4-Butanediol	Facility

Fairfield, CA 10062821768 Food & Drug Fairfield - Bioterrorism Facility Registration	Facility

Mobile, AL 10366147660 Food & Drug Mobile - Bioterrorism Facility Registration	Facility

Atlanta, GA 1051658-ATL 12/31/2009 Food & Drug Doraville is assigned FDA Drug Estab Reg #	Facility

Birmingham, AL 10683167354 Food & Drug Birmingham - Bioterrorism Facility Registration	Facility

Chandler, AZ 10694646486 Food & Drug Chandler - Bioterrorism Facility Registration	Facility

Grove City, OH 10707907802 Food & Drug Grove City - Bioterrorism Facility Registration	Facility

Edmonton, AB 10728694866 Food & Drug Edmonton - Bioterrorism Facility Registration	Facility

Willow Springs, IL 10733093558 Food & Drug Willow Springs - Bioterrorism Registration	Facility

Vancouver (Richmond), BC 11227561970 Food & Drug Vancouver - Bioterrorism Facility Registration	Facility

Compliance Items	Responsibility	Notes
Shakopee, MN 11388176034 Food & Drug Shakopee - Bioterrorism Facility Registration	Facility

Fontana, CA 11523154684 Food & Drug Fontana - Bioterrorism Facility Registration	Facility

Baton Rouge, LA 11899-F Food & Drug Submit Renewal Application	Facility

Lansing, MI 12179930292 Food & Drug Lansing - Bioterrorism Facility Registration	Facility

St. Louis, MO (Polk St) 12424553856 Food & Drug St. Louis - Bioterrorism Facility Registration	Facility

Louisville, KY 12615128390 Food & Drug Louisville - Bioterrorism Facility Registration	Facility

Carteret, NJ 12679622252 Food & Drug Carteret - Bioterrorism Facility Registration	Facility

Morrisville, PA 12681286264 Food & Drug Morrisville - Bioterrorism Facility Registration	Facility

Denver, CO 13371257672 Food & Drug Denver - Bioterrorism Facility Registration	Facility

Memphis, TN 13648756824 Food & Drug Memphis - Bioterrorism Facility Registration	Facility

Knoxville, TN 13688422046 Food & Drug Knoxville - Bioterrorism Facility Registration	Facility

Tulsa, OK 13806746018 Food & Drug Tulsa - Bioterrorism Facility Registration	Facility

Atlanta, GA 13901595676 Food & Drug Doraville - Bioterrorism Facility Registration	Facility

Clearfield, UT 13974661028 Food & Drug Clearfield - Bioterrorism Facility Registration	Facility

Savannah, GA 14005804416 Food & Drug Savannah - Bioterrorism Facility Registration	Facility

Winnipeg, MB 14129564486 Food & Drug Winnipeg - Bioterrorism Facility Registration	Facility

Halifax (Bedford), NS 1999-010866 06/19/2010 Right-To-Know/Hazardous Materials APPROVAL FOR STORAGE OF DANGEROUS GOODS, PRIMARILY	Facility

Tonawanda, NY 141735 12/31/2010 Food & Drug Food Warehouse License	Facility

Willow Springs, IL 1417428-CHI 12/31/20010 Food & Drug Chicago is assigned FDA Drug Estab Reg #	Facility

Catano, PR 14899857894 Food & Drug Catano - Bioterrorism Facility Registration	Facility

Charlotte, NC 15062243724 Food & Drug Charlotte - Bioterrorism Facility Registration	Facility

Columbia, SC 15164420832 Food & Drug Columbia - Bioterrorism Facility Registration	Facility

Cincinnati, OH 1518352-CIN 12/31/2010 Food & Drug FDA registration of Drug Establishment.	Facility

Warren, MI 15221509534 Food & Drug Warren - Bioterrorism Facility Registration	Facility

Tewksbury, MA 15265139344 Food & Drug Tewksbury - Bioterrorism Facility Registration	Facility

Cincinnati, OH 15393125764 Food & Drug Cincinnati - Bioterrorism Facility Registration	Facility

Compliance Items	Responsibility	Notes
Menasha, WI 15720568264 Food & Drug Menasha - Bioterrorism Facility Registration	Facility

Tampa, FL 16449751638 Food & Drug Tampa - Bioterrorism Facility Registration	Facility

Montreal, QC 16461302178 Food & Drug East Montreal - Bioterrorism Facility Registration	Facility

Kansas City (Speaker), KS 16640589806 Food & Drug Kansas City - Bioterrorism Facility Registration	Facility

Baton Rouge, LA 17-0007003 Food & Drug PERMIT TO HOLD, STORE, DISTRIBUTE APPROVED FOOD AD	Facility

Kansas City (Swartz), KS 17385743360 Food & Drug Kansas City - Bioterrorism Facility Registration	Facility

Garland, TX 18360453516 Food & Drug Garland - Bioterrorism Facility Registration	Facility

Carson, CA 18531274986 Food & Drug Carson - Bioterrorism Facility Registration	Facility

Atlanta, GA 18533 Pesticides CERTIFICATE OF REGISTRATION OF PESTICIDES; GA DOA	Facility

Twinsburg, OH - Enterprise 18682234330 Food & Drug Twinsburg - Bioterrorism Facility Registration	Facility

Tonawanda, NY 19179677896 Food & Drug Tonawanda - Bioterrorism Facility Registration	Facility

Miami, FL 19188568096 Food & Drug Miami - Bioterrorism Facility Registration	Facility

Portland, OR 19324230968 Food & Drug Portland - Bioterrorism Facility Registration	Facility

Nashville, TN (2400 Clifton) 19519216648 Food & Drug Nashville - Bioterrorism Facility Registration	Facility

Baton Rouge, LA 19596497556 Food & Drug Baton Rouge - Bioterrorism Facility Registration	Facility

Denver, CO 1963 06/30/2010 Food & Drug Denver is registered w/ CO Dept PH&E CPD	Facility

Shakopee, MN 20079953 Food & Drug LICENSE ALLOWS PLANT TO WAREHOUSE FOOD INGREDIENTS	Facility

Shakopee, MN 20113016 06/30/2010 Food & Drug Wholesale Food Handler	Facility

Fontana, CA 2032755 12/31/2010 Food & Drug Fontana is assigned FDA Drug Estab Reg #	Facility

Carteret, NJ 2219312-NWK 12/31/2010 Food & Drug FDA registration of Drug Establishment.	Facility

Tampa, FL 287325 Tampa Annual Food Permit 12/31/2010 Food & Drug Tampa is permitted for dry food storage	Facility

Garland, TX 3003533942 12/31/2010 Food & Drug Garland is assigned FDA Drug Esab Reg #	Facility

Memphis, TN 38217 Food & Drug Bulk food warehouse	Facility

Nashville, TN (2315 Clifton) 38219 03/01/200x Food & Drug Facility is licensed with the Tennessee Dept. of A	Facility

Compliance Items	Responsibility	Notes
Carteret, NJ 5001925 01/31/2008 Food & Drug DRUG & MEDICAL DEVICE CERTIFICATE OF REGISTRATION;	Facility

Mississauga, ON - CP 5-0194-2004 05/31/200x Drug Precursors Registration Certificate for Class B Precursor(s)	Facility

Mississauga, ON-Distribution 5-0194-2004 05/31/2007 Drug Precursors Registration Certificate for Class B Precursor(s)	Facility

Kansas City (Speaker), KS 6-00159 - Active 06/30/2011 Food & Drug Non-Prescription Drugs - Registration	Facility

Kansas City (Swartz), KS 6-00188 Food & Drug 1996-1997 DISTRIBUTOR OF NON-PRESCRIPTION DRUGS; K	Facility

Clearfield, UT 71539 12/31/2010 Food & Drug Registration for LARGE food Establishment	Facility

Tulsa, OK 72-50492 07/16/2007 Food & Drug Facility is licensed by the Oklahoma Dept. of Heal	Facility

Menasha, WI 76-071076 06/28/2008 Food & Drug FACILITY LICENSED AS A BULK FOOD WAREHOUSE BY WI D	Facility

Montreal, QC 7610-06-01-0390710 Consumer Products Certificate of Authorization	Facility

Kansas City (Swartz), KS 81905 12/31/200x Food & Drug Food Processing Plant Registration	Facility

Kansas City (Speaker), KS 81906 12/31/200x Food & Drug Food Processing Plant Registration	Facility

Savannah, GA 86643 Food & Drug Savannah is a licensed food sales establishment	Facility

Atlanta, GA 88742 Food & Drug Doraville is a licensed food sales establishment	Facility

Carson, CA CA DOH Food Processing Reg. #52531 09/22/2011 Food & Drug Carson is registered w/CA DHS	Facility

Columbia, SC Disclosure & Reporting - US (corp) Drug Precursors DISCLOSURES & REPORTS - DEA LIST I & II CHEMICALS	Facility

Columbus, OH ADC Disclosure & Reporting - US (corp) Drug Precursors DISCLOSURES & REPORTS - DEA LIST I & II CHEMICALS	Facility

Miami, FL DSP-FL-25 Alcohols Operating Permit - Distilled Spirits Plant	Facility	Process for these permits takes around 1.5-2 yrs

Carteret, NJ DSP-NJ-60 Product Registration Operating Permit - Distilled Spirits Plant	Facility	Process for these permits takes around 1.5-2 yrs

Ashland Canada Explosives Precursors Facility Security Measures & Controls	Facility

Lansing, MI FFW048418 04/30/2011 Food & Drug STATE OF MICHIGAN LICENSE MICHIGAN DEPARTMENT OF A	Facility

Warren, MI FFW076314 Food & Drug LICENSE MI DEPARTMENT OF AGRICULTURE	Facility

Compliance Items	Responsibility	Notes
Ashland Canada Corp Food Grade Level Storage Control Food & Drug Food Grade Level Storage Control	Facility

Montreal, QC Food Grade Level Storage Control Food & Drug Food Grade Level Storage Control	Facility

Houston, TX Houston LA 6143 12/31/2009 Food & Drug Wholesale Distributor of Drugs or Devices	Facility

Tewksbury, MA MA-6038 11/05/2008 Food & Drug LICENSE TO PROCESS OR DISTRIBUTE FOOD FOR SALE AT	Facility

Miami, FL Miami Annual Food Permit 287652 05/29/200x Food & Drug Miami is permitted for dry food storage	Facility

Catano, PR Non Hazardous Permit 04/30/2011 Consumer Products Non Hazardous Permit	Facility

Fontana, CA PT0016726 06/30/2011 Food & Drug Fontana is permitted by San Bernardino Cty	Facility

Atlanta, GA Registrations - US (corp) Drug Precursors REGISTRATION: DEA LIST I CHEMICALS	Facility

Columbia, SC Registrations - US (corp) Drug Precursors REGISTRATION: DEA LIST I CHEMICALS	Facility

Columbus, OH ADC Registrations - US (corp) Drug Precursors REGISTRATION: DEA LIST I CHEMICALS	Facility

Houston, TX Registrations - US (corp) Drug Precursors REGISTRATION: DEA LIST I CHEMICALS	Facility

Nashville, TN (2400 Clifton) Regulatory Services Permit 06/30/200x Food & Drug Manuf/Warehouse Operating Permit	Facility

Mobile, AL SDA-AL-0196 Alcohols Permit to use specially denatured spirits	Facility

Birmingham, AL SDA-AL-194 Alcohols Permit to use specially denatured alcohol	Facility

Chandler, AZ SDA-AZ-0066 Alcohols Permit to use specially denatured spirits	Facility

Fairfield, CA SDA-CA-2883 Alcohols Permit to use specially denatured spirits	Facility

Carson, CA SDA-CA-3029 Alcohols Permit to use specially denatured spirits	Facility

Denver, CO SDA-CO-310(D) Alcohols Permit to deal in specially denatured spirits	Facility

Denver, CO SDA-CO-311 Alcohols Permit to use specially denatured spirits	Facility

Tampa, FL SDA-FL-538 Alcohols Permit to use specially denatured spirits	Facility

Tampa, FL SDA-FL-539(D) Alcohols Permit to deal in specially denatured spirits	Facility

Atlanta, GA SDA-GA-397 Alcohols Permit to use specially denatured spirits	Facility

Atlanta, GA SDA-GA-398(d) Alcohols Permit to deal in specialluy denatured spirits	Facility

Compliance Items	Responsibility	Notes
Savannah, GA SDA-GA-437 Alcohols Permit to use specially denatured spirits	Facility

Willow Springs, IL SDA-IL-2595(D) Alcohols Permit to deal in specially denatured spirits	Facility

Willow Springs, IL SDA-IL-2596 Alcohols Permit to use specially denatured spirits	Facility

Kansas City (Speaker), KS SDA-KS-776 Alcohols Permit to use specially denatured spirits	Facility

Louisville, KY SDA-KY-565 Alcohols Permit to use specially denatured spirits	Facility

Lansing, MI SDA-MI-1191 Alcohols Permit to use specially denatured spirits	Facility

St. Paul, MN SDA-MN-964 Alcohols Permit to use specially denatured spirits	Facility

Shakopee, MN SDA-MN-966 Alcohols Permit to use specially denatured spirits	Facility

Shakopee, MN SDA-MN-967(D) Alcohols Permit to deal in specially denatured spirits	Facility

St. Louis, MO (Polk St) SDA-MO-1338 Alcohols Permit to use specially denatured spirits	Facility

St. Louis, MO (Polk St) SDA-MO-34D Alcohols Permit to use specially denatured spirits	Facility

Charlotte, NC SDA-NC-894 Alcohols permit to use specially denatured spirits	Facility

Tonawanda, NY SDA-NY-4119 Alcohols Permit to use specially denatured spirits	Facility

Cleveland West SDA-OH-1531 Alcohols WITHDRAW/USE SPECIALLY DENATURED ALCOHOL/RUM; US T	Facility

Cincinnati, OH SDA-OH-1544 Alcohols permit to deal in specially denatured spirits	Facility

Twinsburg, OH SDA-OH-1654 Alcohols Permit to use specially denatured spirits	Facility

DUBLIN TECH CENTER SDA-OH-1656 Alcohols Permit to use specially denatured spirits	Facility

Twinsburg, OH - Enterprise SDA-OH-1657 Alcohols Permit to use specially denatured spirits	Facility

Tulsa, OK SDA-OK-4D Alcohols Permit to deal in specially denatured spirits	Facility

Tulsa, OK SDA-OK-735 Alcohols Permit to use specially denatured spirits	Facility

Catano, PR SDA-PR-149(D) Alcohols Permit to deal specially denatured spirits	Facility

Nashville, TN (2315 Clifton) SDA-TN-725 Alcohols Permit to use specially denatured spirits	Facility

Knoxville, TN SDA-TN-743 Alcohols Permit to use specially denatured spirits	Facility

Garland, TX SDA-TX-1173 Alcohols Permit to use specially denatured spirits	Facility

Clearfield, UT SDA-UT-165 Alcohols Permit to use specially denatured spirits	Facility

Mobile, AL SDS-AL-193 Alcohols Permit to deal in specially denatured spirits	Facility

Compliance Items	Responsibility	Notes
Birmingham, AL SDS-AL-195 Alcohols Permit to deal in specially denatured spirits.	Facility

Chandler, AZ SDS-AZ-1 (D) Alcohols Permit to deal in specially denatured spirits.	Facility

Carson, CA SDS-CA-3048 Alcohols Permit to deal in specially denatured alcohol	Facility

Fairfield, CA SDS-CA-41 Alcohols Permit to deal in specially denatured spirits	Facility

Savannah, GA SDS-GA-399 Alcohols Permit to deal in specially denatured spirits	Facility

Kansas City (Speaker), KS SDS-KS-4 Alcohols Permit to deal in specially denatured spirits	Facility

Louisville, KY SDS-KY-566 Alcohols Permit to deal in specially denatured spirits	Facility

Baton Rouge, LA SDS-LA-8 Alcohols Permit to deal in specially denatured spirits.	Facility

Tewksbury, MA SDS-MA-1418 Alcohols Permit to deal in specially denatured spirits	Facility

Lansing, MI SDS-MI-1192 Alcohols Permit to deal in specially denatured spirits	Facility

St. Paul, MN SDS-MN-965 Alcohols Permit to deal in specially denatured spirits	Facility

Charlotte, NC SDS-NC-895 Alcohols Permit to deal in specially denatured spirits	Facility

Tonawanda, NY SDS-NY-4120 Alcohols Permit to deal in specially denatured spirits	Facility

Cincinnati, OH SDS-OH-1532 Alcohols Permit to deal in specially denatured spirits	Facility

Twinsburg, OH SDS-OH-1655 Alcohols Permit to deal in specially denatured spirits	Facility

Twinsburg, OH - Enterprise SDS-OH-1663 Alcohols Permit to deal in specially denatured spirits	Facility

Portland, OR (AHWT) SDS-OR-174 Alcohols Permit to deal in specially denatured spirits	Facility

Portland, OR SDS-OR-3 Alcohols Permit to deal in specially denatured spirits	Facility

Morrisville, PA SDS-PA-2049 Alcohols Permit to deal in specially denatured spirits	Facility

Columbia, SC SDS-SC-747 Alcohols Permit to deal in specially denatured spirits	Facility

Memphis, TN SDS-TN-15006 Alcohols User Permit for Specially Denatured Alcohols	Facility

Memphis, TN SDS-TN-724 Alcohols Permit to deal in specially denatured spirits	Facility

Nashville, TN (2315 Clifton) SDS-TN-726 Alcohols Permit to deal in specially denatured spirits	Facility

Garland, TX SDS-TX-24 Alcohols Permit to deal in specially denatured spirits	Facility

Clearfield, UT SDS-UT-164 Alcohols Permit to deal in specially denatured spirits	Facility

Carteret, NJ Tax Payment - US (corp) Alcohols TAX PAYMENT: PURE ETHANOL	Facility

Miami, FL Tax Payment - US (corp) Alcohols TAX PAYMENT: PURE ETHANOL	Facility

Compliance Items	Responsibility	Notes
Louisville, KY A86 Food & Drug Facility is licensed by the Kentucky Dept. of Heal	Facility

St. Paul, MN User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Atlanta, GA User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Birmingham, AL User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Carson, CA User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Chandler, AZ User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Charlotte, NC User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Cincinnati, OH User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Clearfield, UT User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Denver, CO User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Fairfield, CA User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Garland, TX User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Houston, TX User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Kansas City (Speaker), KS User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Knoxville, TN User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Lansing, MI User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Louisville, KY User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Mobile, AL User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Nashville, TN (2315 Clifton) User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Savannah, GA User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Shakopee, MN User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

St. Louis, MO (Polk St) User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Tampa, FL User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Tonawanda, NY User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Tulsa, OK User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Compliance Items	Responsibility	Notes
Twinsburg, OH User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Twinsburg, OH - Enterprise User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Willow Springs, IL User Permit - US (corp) Alcohols PERMIT: USER of DENATURED ALCOHOLS	Facility

Exhibit B-2 to Schedule 5.16(ii)

Please see attached Exhibit B-2 to Schedule 5.16(ii).

Exhibit B-2 to Schedule 5.16(ii)

Regulated Chemical Permits – Non-transferable

BLEND NAME	PERMIT APPLIED	DATES APPROVED	FACILITY	USAGE	FACILITY PERMIT(s)	ITEM#	SAP BASE#	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3
BLEND 702505	05/14/03	06/04/03	ATLANTA	Ink Solvent	397/398D	0392726	5012622	SDA 3C 200 PF	85.1 fl oz	Heptane	6.4 fl oz	N-Propyl Acetate
LAWSON BLEND 60-40	01/21/03	02/28/03	ATLANTA	Ink Solvent	397/398D	0390514	5011503	SDA 3C 200 PF	48.64 fl oz	N-Propyl Acetate	2.56 fl oz	Ethyl Acetate
404020 BLEND	11/22/02	12/17/02	ATLANTA	Ink Solvent	397/398D	0389422	5008435	SDA 3C 200 PF	51.2 fl oz	Isopropyl Alcohol	51.2 fl oz	N-Propyl Acetate
PHOTO POLYMER SL 99	05/29/02	06/17/02	ATLANTA	Ink Solvent	397/398D	0382211	6601567	SDA 3C 200 PF	40.9 gal	N-Propanol	41.6 gal	N-Propyl Acetate
PACKAGING BLEND 1	03/11/02	03/19/02	ATLANTA	Ink Solvent	397/398D	0379519	6601367	SDA 3C 200 PF	60 gal	N-Propyl Acetate	20 gal	N-Propanol
HD ACTIVATOR SPECIAL	06/19/01	07/06/01	ATLANTA	Ink Solvent	397/398D	0373225	5001031	SDA 3C 200 PF	100 gal	3-Methoxybutyl Acetate	128.36 gal	N-Propyl Acetate
BRAKE & PARTS HE&M	02/22/01	03/02/01	ATLANTA	Cleaning Solution	397/398D	0364033	3681906	SDA 3A 200 PF	100 gal	Hexane	1285.71 gal	Methanol
SONOCO BLEND 4	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0327181	3090517	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.5 gal	Isopropanol
SONOCO BLEND 3	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0324624	3090541	SDA 3C 200 PF	100 gal	Ethyl Acetate	168.5 gal	Isopropanol
K SOLVENT BLEND A	02/22/01	03/02/01	ATLANTA	Ink Solvent	397/398D	0266194	7884112	SDA 3C 200 PF	100 gal	N-Propyl Acetate	31.58 gal
K SOLVENT BLEND PP	02/21/01	03/01/01	ATLANTA	Ink Solvent	397/398D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5 190 PROOF	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0260036	7130294	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate
PM 85-15 BLEND	02/22/01	03/02/01	ATLANTA	Duplicating Fluid	397/398D	0193023	7841846	SDA 3C 200 PF	100 gal	N-Propyl Acetate	23.84
INK SOLVENT PM 6193	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2	N-Propyl Acetate
PVC INK BLEND 2	12/14/99	01/24/00	ATLANTA	Ink Solvent	397/398D	0358991	7505902	SDA 3C 200 PF	100 gal	N-Propanol	70 gal	Lacolene
BLEND 4420	11/02/99	11/29/99	ATLANTA	Ink Solvent	397/398D	0355345	7503788	SDA 3C 200 PF	100 gal	N-Propyl Acetate	50 gal	N-Propanol
DAYTONA BRAKE PARTS CLEANER	10/06/98	08/09/99	ATLANTA	Cleaning Solvent	397/398D	0343840	7502189	SDA 3A 200 PF	100 gal	Hexane	1100 gal	Isopropanol
BLEND 50-50 SG (BLEND 5050-4082)	07/29/99	08/09/99	ATLANTA	Ink Solvent	397/398D	0347736	3461677	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal	MIBK is present in mainframe and SAP (0.45%), but not listed on the hard copy formulation
PHOTO POLYMER 104	07/16/98	08/06/98	ATLANTA	Ink Solvent	397/398D	0337647	7502928	SDA 3C 200 PF	100 gal	N-Propanol	252.6 gal	Isopropanol
SONOCO BLEND 1	06/13/97	07/24/97	ATLANTA	Duplicating Fluid	374	0324587	3090530	SDA 3C 200 PF	100 gal	N-Propyl Acetate	57.3 gal	Isopropanol
SONOCO BLEND 2	06/13/97	07/24/97	ATLANTA	Duplicating Fluid	374	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
ETHANOL 4 BLEND	11/11/99	11/29/99	ATLANTA	Ink Solvent	397/398D	No record		SDA 3A 200 PF	100 gal	N-Propyl Acetate	111.8 gal	Isobutyl Acetate
RES BLEND	07/29/99	08/09/99	ATLANTA	Ink Solvent	397/398D	No record		SDA 3C 200 PF	100 gal	N-Propanol	300 gal	N-Propyl Acetate
EZ LAM 2	07/16/98	08/06/98	ATLANTA	Ink Solvent	397/398D	No record		SDA 3C 200 PF	100 gal	N-Propyl Acetate	101 gal	N-Propanol
N 715	07/16/98	08/06/98	ATLANTA	Duplicating Fluid	397/398D	No record		SDA 3C 200 PF	100 gal	N-Propanol	252.6 gal	Isopropanol
AMERIMAX 50/50 A BLEND	07/16/98	08/06/98	ATLANTA	Duplicating Fluid	397/398D	No record		SDA 3C 200 PF	100 gal	Acetone	105.3 gal	N-Propyl Acetate
DUPLICATING FLUID 5	07/16/98	08/06/98	ATLANTA	Duplicating Fluid	397/398D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INTERNATIONAL 50-50 BLEND	09/06/05	09/14/05	ATLANTA	Ink Solvent	397/398D	0368617	3097916	SDA 3C 200 PF	64 oz	N-Propyl Acetate	64 oz
DUPLICATING FLUID 5 190 PROOF	02/21/01	03/01/01	BIRMINGHAM	Duplicating Fluid	194/195D	0260036	7130294	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate
DUPLICATING FLUID 5/ PM 6264 (DUPLICATING FLUID PM 6264)	06/13/05	06/06/05	CARSON	Ink Solvent	3029/3048D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
STANDARD PACKAGING WINTERBLEND	10/28/02	10/31/02	CHARLOTTE	Ink Solvent	894/895D	0388786	5010509	SDA 3A 200 PF	32.0 fl oz	N-Propyl Alcohol	83.2 fl oz	N-Propyl Acetate
ETHOXY BLEND 2	03/07/05	03/16/05	CHARLOTTE	Ink Solvent	894/895D	0403607	No record	SDA 3C 200 PF	81.92 fl oz	Isopropyl Acetate	25.60 fl oz	Glycol Ether PE
SHAMROCK 1	02/14/02	02/26/02	CHARLOTTE	Ink Solvent	894/895D	0378885	6601315	SDA 3C 200 PF	50 gal	Isopropyl Acetate	50 gal
BP FLEXO 1 BLEND	04/18/01	04/23/01	CHARLOTTE	Ink Solvent	894/895D	0371162	3089718	SDA 3A 200 PF	100 gal	N-Propyl Acetate	22.36 gal
STANDARD BLEND 1	07/16/98	08/06/98	CHARLOTTE	Duplicating Fluid	894/895D	No record	No record	SDA 3A 200 PF	100 gal	N-Propyl Acetate	66.7 gal	N-Propyl Alcohol
SI 002 COMPLIANT THINNER	07/16/98	08/06/98	CHARLOTTE	Ink Solvent	894/895D	No record	No record	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.7 gal	Isopropanol
GP 300	12/12/00	12/27/00	CHARLOTTE	Ink Solvent	894/895D	No record	No record	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.26 gal	Hexane

BLEND NAME	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY	COMPONENT 9	PERMIT QUANTITY
BLEND 702505	36.5 fl oz
LAWSON BLEND 60-40	76.80 fl oz
404020 BLEND	25.6 fl oz
PHOTO POLYMER SL 99	17.5 gal
PACKAGING BLEND 1	20 gal
HD ACTIVATOR SPECIAL	91.10 gal	Xylene	47.20 gal	Ethyl Acetate	19.88 gal	Isopropanol	15.11 gal	2-Butoxyethanol	6.21 gal	Isobutanol	6.21 gal
BRAKE & PARTS HE&M	42.86 gal
SONOCO BLEND 4	11.2 gal
SONOCO BLEND 3	11.2 gal	N-Propyl Acetate	1.1 gal
K SOLVENT BLEND A
K SOLVENT BLEND PP
DUPLICATING FLUID 5 190 PROOF	5.59 gal
PM 85-15 BLEND
INK SOLVENT PM 6193	1.1	Hard Copy Missing from Folder
PVC INK BLEND 2	45 gal	N-Propyl Acetate	30 gal	Hexane	5 gal
BLEND 4420	100 gal
DAYTONA BRAKE PARTS CLEANER	5 gal	Methanol	45 gal	Mainframe indicates that a new formulation was submitted to ATF with MIBK in place of isopropanol, but we do not have hard copy here. SAP Indicates MIBK has been substituted for Isopropanol also.
BLEND 50-50 SG (BLEND 5050-4082)
PHOTO POLYMER 104	105.3 gal	N-Propyl Acetate	68.4 gal
SONOCO BLEND 1	11.2 gal	N-Propanol	112.4 gal
SONOCO BLEND 2	11 gal
ETHANOL 4 BLEND	109.7 gal	Methyl Ethyl Ketone	101.5 gal
RES BLEND	100 gal
EZ LAM 2	191 gal	Lacolene	86 gal
N 715	105.3 gal	N-Propyl Acetate	68.4 gal
AMERIMAX 50/50 A BLEND	5.3 gal
DUPLICATING FLUID 5
INTERNATIONAL 50-50 BLEND
DUPLICATING FLUID 5 190 PROOF	5.59 gal
DUPLICATING FLUID 5/ PM 6264 (DUPLICATING FLUID PM 6264)
STANDARD PACKAGING WINTERBLEND	12.8 fl oz
ETHOXY BLEND 2	20.48 fl oz
SHAMROCK 1
BP FLEXO 1 BLEND
STANDARD BLEND 1	166.7 gal
SI 002 COMPLIANT THINNER	122.4 gal	Lacolene	285.7 gal	Acetone	200 gal	Isobutyl Isobutyrate	65.3 gal	Isobutyl Acetate	20.4 gal	N-Butanol	16.3 gal	Toluene	0.4 gal
GP 300	70 gal

BLEND NAME	PERMIT APPLIED	DATES APPROVED	FACILITY	USAGE	FACILITY PERMIT(s)	ITEM#	SAP BASE#	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3
STANDARD BLEND 2	12/12/00	12/27/00	CHARLOTTE	Ink Solvent	894/895D	0371563	7896772	SDA 3A 200 PF	100 gal	N-Propanol	100 gal	N-Propyl Acetate
LM BLEND	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0365519	3089671	SDA 3C 200 PF	100 gal	N-Propanol	325 gal	N-Propyl Acetate
GP 2 A BLEND aka SURFACE SOLVENT A	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0363439	7504841	SDA 3C 200 PF	100 gal	N-Propyl Acetate	25 gal
SHAMROCK REPLACEMENT BLEND 4	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0363335	3098567	SDA 3C 200 PF	100gal	Acetone	166.67 gal	N-Propyl Acetate
FAST BLEND	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0354677	3461892	SDA 3C 200 PF	100 gal	N-Propyl Acetate	15.85	Isopropanol
BLEND GP 2	02/21/01	03/01/01	CHARLOTTE	Ink Solvent	894/895D	0339714	3090562	SDA 3C 200 PF	100 gal	N-Propyl Acetate	35.34	Heptane
CCS 11 BLEND	02/21/01	03/02/01	CHARLOTTE	Duplicating Fluid	894/895D	0305623	No record	SDA 3C 200 PF	100 gal	N-Propyl Acetate	177.65 gal	Isopropanol
TIPPING SOLVENT 1292	02/21/01	03/02/01	CHARLOTTE	Duplicating Fluid	894/895D	0305777	7541095	SDA 3C 200 PF	100 gal	N-Propyl Acetate	145.61 gal	Acetone
CHR GP 300	02/21/01	03/02/01	CHARLOTTE	Duplicating Fluid	894/895D	0282380	7895523	SDA 3C 200 PF	100 gal	Heptane	70.18 gal	N-Propyl Acetate
GP BLEND 200	02/22/01	03/02/01	CHARLOTTE	Ink Solvent	894/895D	0266194	7884112	SDA 3C 200 PF	100 gal	N-Propyl Acetate	31.58 gal
K SOLVENT BLEND PP	02/21/01	03/01/01	CHARLOTTE	Ink Solvent	894/895D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
DUP FLUID 10 ANHYDROUS	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
INTERNATIONAL 50-50 BLEND	12/12/00	12/27/00	CHARLOTTE	Ink Solvent	894/895D	0368617	3097916	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal
AB BLEND	12/12/00	12/27/00	CHARLOTTE	Ink Solvent	894/895D	0348397	2704156	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal	Heptane
SW HAPS FREE REDUCER 2	02/24/03	03/12/03	CHARLOTTE	Ink Solvent	894/895D	0391287	5001128	SDA 3C 200 PF	17.9 fl oz	N-Propyl Acetate	1.28 fl oz	Methyl Normal Amyl Ketone
FAST BLEND	10/23/02	10/29/02	CHICAGO	Ink Solvent	2596/2595D	0354677	3461892 (Cannot be found in SAP)	SDA 3C 200 PF	108.6 fl oz	N-Propyl Acetate	15.7 fl oz	Isopropanol
ETHOXY BLEND	08/09/02	08/29/02	CHICAGO	Ink Solvent	2596/2595D	0382627	5004733	SDA 3C 200 PF	69.2 gal	N-Propyl Acetate	17.1 gal	Propylene glycol monoethyl ether
INK BLEND 90-10	02/22/01	03/02/01	CHICAGO	Ink Solvent	2596/2595D	0267768	7890542	SDA 3C 200 PF	100 gal	N-Propyl Acetate	11.11 gal
MPA II CHI A	11/06/01	11/19/01	CHICAGO	Ink Solvent	2596/2595D	0300406	7531745	SDA 3C 200 PF	100 gal	Isopropanol	1580 gal	Water
WS 9245	02/22/01	03/26/01	CHICAGO	Adhesive Solvent	2596/2595D	0246482	7940290 (Cannot be found in SAP)	SDA 3A 200PF	100 gal	Ethyl Acetate	318.41	Acetone is listed in the mainframe, but not on the hard copy formulation
SPECTRUM BLEND 1019 F	02/21/01	03/01/01	CHICAGO	Ink Solvent	2596/2595D	0318512	3016728	SDA 3C 200 PF	100 gal	N-Propyl Acetate	61.52 gal	N-Propanol
NEW PRESS BLEND A	02/21/01	03/02/01	CHICAGO	Ink Solvent	2596/2595D	0330589	7502554	SDA 3C 200 PF	100 gal	N-Propyl Acetate	13.61 gal	Isopropanol
WS 9337	02/21/01	03/02/01	CHICAGO	Duplicating Fluid	2596/2595D	0297580	7515824	SDA 3A 200 PF	100 gal	N-Propyl Acetate	400 gal
DUPLICATING FLUID 5 190 PROOF	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0260036	7130294	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate
SOLVENT K 917 C	02/22/01	03/02/01	CHICAGO	Duplicating Fluid	2596/2595D	0193023	7841846	SDA 3C 200 PF	100 gal	N-Propyl Acetate	23.84 gal
WS 9211	02/22/01	03/02/01	CHICAGO	Ink Solvent	2596/2595D	0238142	7940709	SDA 3A 200 PF	100 gal	N-Propyl Acetate	25 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
PM 6129	02/21/01	03/02/01	CHICAGO	Duplicating Fluid	2596/2595D	0174023	7224100	SDA 3A 200 PF	100 gal	Methanol	15.65 gal	N-Propyl Acetate
DUP FLUID 10	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
T 00-411	02/22/01	03/02/01	CHICAGO	Duplicating Fluid	2596/2595D	0160126	7877963	SDA 3A 200 PF	100 gal	Methyl Ethyl Ketone	100 gal
SPECTRUM BLEND 1369 E	06/13/97	07/24/97	CHICAGO	Duplicating Fluid	2596/2595D	0316513	3016627	SDA 3C 200 PF	100 gal	Ethyl Acetate	154 gal	N-Propyl Acetate
SPECTRUM BLEND 1696	06/13/97	07/24/97	CHICAGO	Duplicating Fluid	2596/2595D	0322179	3090477	SDA 3C 200 PF	100 gal	Ethyl Acetate	43 gal	N-Propyl Acetate
REGULAR SOLVENT BLEND - PURGED	02/21/01	03/02/01	CHICAGO	Ink Solvent	2596/2595D	0276655	No record	SDA 3A 200 PF	100 gal	N-Propanol	100 gal	N-Propyl Acetate
BLEND 042-210 H - PURGED	05/22/97	07/24/97	CHICAGO	Duplicating Fluid	2596/2595D	0266446	No record	SDA 3C 200 PF	8.9 gal	Ethyl Acetate	90 gal	Isopropanol
BLEND 042-209 H - PURGED	05/22/97	07/24/97	CHICAGO	Duplicating Fluid	2596/2595D	0266447	No record	SDA 3C 200 PF	89 gal	Isopropanol	10 gal	N-Propyl Acetate
BLEND 042-208 H MP - PURGED	06/13/97	07/24/97	CHICAGO	Duplicating Fluid	2596/2595D	0324151	No record	SDA 3C 200 PF	30 gal	Isopropanol	19.5 gal	N-Propanol
BLEND 042-211 H - PURGED	06/13/97	07/24/97	CHICAGO	Duplicating Fluid	2596/2595D	0266445	No record	SDA 3C 200 PF	84.6 gal	Isopropanol	9.5 gal	Deionized Water
SPECTRUM BLEND 1019 E - PURGED	06/13/97	07/27/97	CHICAGO	Duplicating Fluid	2596/2595D	0316512	No record	SDA 3C 200 PF	100 gal	Ethyl Acetate	43 gal	N-Propyl Acetate
FREON TES	09/12/83	09/27/83	CHICAGO		2596/2595D	No record	No record	SDA 30	3.8 gal	Freon TF	95.2 gal	Nitromethane
FREON TE 35	09/12/83	09/29/83	CHICAGO		2596/2595D	No record	No record	SDA 30	35 gal	Freon TF	65 gal
FREON TE	09/12/83	09/29/83	CHICAGO		2596/2595D	No record	No record	SDA 30	3.75 gal	Freon TF	96.25 gal
ALPET E 3	08/04/04	08/17/04	CINCINNATI	Biocide	1544/1532D	0401153	5017934	SDA 3C 200 PF	88.74 fl oz	Isopropanol 99%	8.19 fl oz	Purified Water
INK SOLVENT 6230	03/07/05	03/14/05	CINCINNATI	Ink Solvent	1544/1532D	0400566	No record	SDA 3A 200 PF	121.91 fl oz	N-Propyl Acetate	6.09 fl oz
HST PARCOSOL 287	08/18/03	08/28/03	CINCINNATI	Synthetic Coating Solvent	1544/1532D	0384954	5008047	SDA 3C 200 PF	15 gal	Methyl normal Amyl Ketone	5 gal	Acetone
INK BLEND 90-10 ?190 Pf vs chicago 200 PF	06/02/03	06/10/03	CINCINNATI	Ink Solvent	1544/1532D	0267768	7890542	SDA 3C 190 PF	100 gal	N-Propyl Acetate	11.11 gal
SB 70	02/22/01	03/02/01	CINCINNATI	Duplicating Fluid	1544/1532D	0366870	3097891	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.48 gal	N-Propanol

BLEND NAME	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY	COMPONENT 9	PERMIT QUANTITY
STANDARD BLEND 2	22.2 gal
LM BLEND	75 gal
GP 2 A BLEND aka SURFACE SOLVENT A
SHAMROCK REPLACEMENT BLEND 4	66.67 gal
FAST BLEND	4.88 gal	N-Propanol	1.22 gal
BLEND GP 2	15.04
CCS 11 BLEND	16.47 gal
TIPPING SOLVENT 1292	105.26 gal
CHR GP 300	5.26 gal
GP BLEND 200
K SOLVENT BLEND PP
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
DUP FLUID 10 ANHYDROUS	1.12 gal
INTERNATIONAL 50-50 BLEND
AB BLEND	105 gal
SW HAPS FREE REDUCER 2	12.80 fl oz	Isobutyl Acetate	44.80 fl oz	Isopropanol	19.2 fl oz	Isobutanol	12.8 fl oz	Acetone	19.2 fl oz
FAST BLEND	3.7 fl oz	N-Propanol is listed in mainframe, but not on the hard copy formulation?
ETHOXY BLEND	13.7 gal
INK BLEND 90-10
MPA II CHI A	300 gal	N-Propyl Acetate	2 gal	MPA II Catalyst	2 gal
WS 9245
SPECTRUM BLEND 1019 F	19.96 gal
NEW PRESS BLEND A	11.24 gal
WS 9337
DUPLICATING FLUID 5 190 PROOF	5.59 gal
SOLVENT K 917 C
WS 9211
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
PM 6129	1.17 gal
DUP FLUID 10	1.12 gal
T 00-411
SPECTRUM BLEND 1369 E	5 gal
SPECTRUM BLEND 1696	11 gal
REGULAR SOLVENT BLEND - PURGED	22.2 gal
BLEND 042-210 H - PURGED	1 gal	N-Propyl Acetate	0.1 gal
BLEND 042-209 H - PURGED	1 gal
BLEND 042-208 H MP - PURGED	50 gal	N-Propyl Acetate	0.5gal
BLEND 042-211 H - PURGED	5 gal	N-Propyl Acetate	0.9 gal
SPECTRUM BLEND 1019 E - PURGED	11 gal
FREON TES	1.0 gal
FREON TE 35
FREON TE
ALPET E 3	30.87 fl oz	Glycerine, Kosher	0.301 fl oz	Glycerol Monolaurate	0.255 oz Av.
INK SOLVENT 6230
HST PARCOSOL 287	80 gal
INK BLEND 90-10 ?190 Pf vs chicago 200 PF
SB 70	112.36 gal	Ethyl Acetate	112.36	Methanol	11.24 gal

BLEND NAME	PERMIT APPLIED	DATES APPROVED	FACILITY	USAGE	FACILITY PERMIT(s)	ITEM#	SAP BASE#	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3
SB 55	02/22/01	03/02/01	CINCINNATI	Duplicating Fluid	1544/1532D	0365250	3096842	SDA 3C 200 PF	100gal	Ethyl Acetate	112.36 gal	Methanol
SB 45	02/22/01	03/02/01	CINCINNATI	Duplicating Fluid	1544/1532D	0364094	3098765	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.48 gal	Toluene
SB 44 BLEND	02/22/01	03/02/01	CINCINNATI	Duplicating Fluid	1544/1532D	0363348	3098796	SDA 3C 200 PF	100 gal	N-Propyl Acetate	263.29 gal	Methanol
INK SOLVENT PM 6118-3C	02/22/01	03/02/01	CINCINNATI	Ink Solvent	1544/1532D	0239338	7030840	SDA 3C 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
DUPLICATING FLUID 5	02/21/01	03/01/01	CINCINNATI	Duplicating Fluid	1544/1532D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 105 C NPA 11C 106	07/16/98	08/06/98	CINCINNATI	Duplicating Fluid	1544/1532D	0339615	7224153 (Cannot be found in SAP)	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal	Water is present in the mainframe as part of the formula but not on the hard copy of the formulation
ALCOHOL SOLVENT BLEND 50-50	02/24/03	03/24/03	CINCINNATI	Ink Solvent	1544/1532D	0391126	5011545	SDA 3A 190 PF	60.91 fl oz	Isopropanol 99%	64.0 fl oz	Methanol
INK SOLVENT PM 6193 / DUP FLUID 11 ANHY	09/04/01	09/13/01	FAIRFIELD, CA	Duplicating Fluid	2883/41D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
K SOLVENT BLEND PP	02/21/01	03/01/01	FAIRFIELD, CA	Ink Solvent	2883/41D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5/ PM 6264 (DUPLICATING FLUID PM 6264)	06/13/05	06/06/05	FAIRFIELD, CA	Ink Solvent	2883/41D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
GS 15-3267	10/13/05	10/21/05	FAIRFIELD, CA	Proprietary Heating Fuel	2883/41D	0408964	No Record	SDA 40-2 190 PF	92%	Methanol	3%	MEK
GS 15-3267	10/13/05	10/21/05	FAIRFIELD, CA	Propretary Heating Fuel	2883/41D	0408964	No Record	SDA 40-2 200 PF	87.50%	Tap Water	4.50%	Methanol
INK SOLVENT PM 6193 / DUP FLUID 11 ANHY	10/13/05	10/21/05	FAIRFIELD, CA	Coatings, Miscellaneous	2883/41D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropyl Alcohol	11.2 gal	N-Propyl Alcohol
PARCOSOL 282 BLEND	09/25/01	10/14/01	GARLAND	Cleaning Solution	1173/24D	0376657	6601174	SDA 3C 200 PF	100 gal	Acetone	650 gal	Aromatic Petroleum Distillate
OVERWRAPS FAST BLEND	03/07/05	03/14/05	GARLAND	Printing Applications	1173/24D	0266194	7884112	SDA 3C 200 PF	121.60 fl oz	N-Propyl Acetate	32 fl oz
E-Z LAM BLEND	02/21/01	03/01/01	GARLAND	Ink Solvent	1173/24D	0327335	7502380	SDA 3C 200 PF	100 gal	n-PROPANOL	100 gal	Heptane
WIPE IT OFF 1	02/21/01	03/01/01	GARLAND	Ink Solvent	1173/24D	0315865	2737708	SDA 3A 200 PF	100 gal	VM&P Naptha	174 gal	Xylene
K SOLVENT BLEND PP	02/21/01	03/01/01	GARLAND	Ink Solvent	1173/24D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	GARLAND	Duplicating Fluid	1173/24D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	GARLAND	Duplicating Fluid	1173/24D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
HAMPTON BLEND	07/29/99	08/09/99	GARLAND	Room Deodorizer	1173/24D	0356177	No record	SDA 40-2 200 PROOF	100 gal	Igepal CO-660	16.7 gal	South Hampton Bay Fragrance
MRX BLEND	07/29/99	11/08/99	GARLAND	Nail Polish Remover	1173/24D	0358425	7504178	SDA 40-2 200 PROOF	100 gal	Glycerine	6.1 gal	Propylene Glycol
CRYOVAC 3 - Voided per requestor			GARLAND		1173/24D
ELT DUPLICATING FLUID	07/16/98	08/06/98	HOUSTON	Duplicating Fluid	1149/27D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
ETHANOL S 0215	02/08/02	02/26/02	INDIANAPOLIS	Ink Solvent	1616/1617D	0378787	6601303	SDA 3C 200 PF	53 gal	Heptane	20 gal	n-Propanol
T 136 BLEND	03/26/04	04/05/04	INDIANAPOLIS	Ink Solvent	1616/1617D	0399022	5017564	SDA 3C 200 PF	45.25 gal	Toluene	50 gal	Isopropanol
WINTER BLEND	07/31/02	08/12/02	INDIANAPOLIS	Ink Solvent	1616/1617D	0383929	5035036	SDA 3C 200 PF	70 gal	N-Propyl Acetate	15 gal	n-Propanol
SUMMER BLEND	07/31/02	08/12/02	INDIANAPOLIS	Ink Solvent	1616/1617D	0383931	5035037	SDA 3C 200 PF	35 gal	N-Propyl Acetate	15 gal	n-Propanol
DUPLICATING FLUID 5	02/21/01	03/01/01	INDIANAPOLIS	Duplicating Fluid	1616/1617D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
GTI BLEND	01/03/03	02/05/03	KANSAS CITY	Ink Solvent	776/004D	0390100	5010621	SDA 3C 200 PF	70.4 oz	Lacolene Super	19.2 oz	Acetone
INTERNATIONAL 50-50 BLEND	11/22/02	12/17/02	KANSAS CITY	Ink Solvent	776/004D	0368617	3097916	SDA 3C 200 PF	64 oz	N-Propyl Acetate	64 oz
SURFACE SOLVENT (SONOCO BLEND 2)	09/11/01	09/18/01	KANSAS CITY	Duplicating Fluid	776/004D	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
CD 91	08/27/01	09/04/01	KANSAS CITY	Ink Solvent	776/004D	0376077	5000932	SDA 3C 200 PF	100 gal	N-Propyl Acetate	28.57 gal	n-Propanol
JOPLIN 5050 BLEND	02/22/01	03/01/01	KANSAS CITY	Duplicating Fluid	776/004D	0360719	3090868	SDA 3C 200 PF	100 gal	Ethyl Acetate	105.26 gal	N-Propyl Acetate
DUPLICATING FLUID 5	02/21/01	03/01/01	KANSAS CITY	Duplicating Fluid	776/004D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	KANSAS CITY	Duplicating Fluid	776/004D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
DUPLICATING FLUID 11	11/02/99	11/29/99	KNOXVILLE	Duplicating Fluid	743	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.24 gal	N-Propyl Acetate
SONOCO BLEND 1	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0324587	3090530	SDA 3C 200 PF	100 gal	N-Propyl Acetate	57.3 gal	Isopropanol
SONOCO BLEND 2	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
SONOCO BLEND 3	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0324624	3090541	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
SONOCO BLEND 4	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0327181	3090517	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
SUNOCO BLEND 6	08/19/99	08/23/99	KNOXVILLE	Ink Solvent	743	0355942	3461905	SDA 3C 200 PF	100 gal	Isopropanol	11.1 gal	N-Propyl Acetate
DELL MARKING INK BLEND	01/14/04	01/23/04	LANSING	Solvent/Thinner	1191/1192D	0351902	7503166	SDA 3C 200 PF	100 gal	Isopropyl Acetate	41 gal	Diacetone Alcohol

BLEND NAME	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY	COMPONENT 9	PERMIT QUANTITY
SB 55	11.24 gal	N-Propyl Acetate	1.12 gal
SB 45	112.36 gal	Ethyl Acetate	112.36 gal	Methanol	11.24 gal
SB 44 BLEND	11.24 gal
INK SOLVENT PM 6118-3C	1.12 gal
DUPLICATING FLUID 5
DUPLICATING FLUID 105 C NPA 11C 106
ALCOHOL SOLVENT BLEND 50-50	3.07 fl oz
INK SOLVENT PM 6193 / DUP FLUID 11 ANHY	1.1 gal
K SOLVENT BLEND PP
DUPLICATING FLUID 5/ PM 6264 (DUPLICATING FLUID PM 6264)
GS 15-3267	5%
GS 15-3267	3%	MEK	5%
INK SOLVENT PM 6193 / DUP FLUID 11 ANHY	1.1 gal
PARCOSOL 282 BLEND	250 gal
OVERWRAPS FAST BLEND
E-Z LAM BLEND	96.30 gal	n-Propyl Acetate	74.07 gal
WIPE IT OFF 1	74 gal	n-Propyl Acetate	52 gal
K SOLVENT BLEND PP
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
HAMPTON BLEND	16.7 gal	Water	200 gal			SDA-TX-117?
MRX BLEND	2.5 gal	Water	107.4 gal	Antiseptic Oil	30.9 gal	SDA-TX-117?
CRYOVAC 3 - Voided per requestor
ELT DUPLICATING FLUID	1.1 gal
ETHANOL S 0215	15 gal	N-Propyl Acetate	12 gal
T 136 BLEND	2.5 gal	N-Propyl Acetate	2.25 gal
WINTER BLEND	15 gal
SUMMER BLEND	50 gal
DUPLICATING FLUID 5
GTI BLEND	25.6 oz	Methanol	12.8 oz	% of Lacolene and Ethanol is reversed in mainframe and SAP
INTERNATIONAL 50-50 BLEND
SURFACE SOLVENT (SONOCO BLEND 2)	11 gal
CD 91	14.29 gal
JOPLIN 5050 BLEND	5.26 gal
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
DUPLICATING FLUID 11	1.12 gal
SONOCO BLEND 1	11.2 gal	n-Propanol	112.4 gal
SONOCO BLEND 2	11 gal
SONOCO BLEND 3	1.1 gal	Ethyl Acetate	168.5 gal
SONOCO BLEND 4	113.5 gal
SUNOCO BLEND 6	1.1 gal	Ethyl Acetate	112.1 gal	Hexane	112.5 gal
DELL MARKING INK BLEND	12 gal	Isopropanol	12 gal	Methanol	5 gal	N-Propyl Acetate	2 gal

BLEND NAME	PERMIT APPLIED	DATES APPROVED	FACILITY	USAGE	FACILITY PERMIT(s)	ITEM#	SAP BASE#	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3
DONNELLY PURGE BLEND 2 now HST PARCOSOL 287	09/03/02	09/23/02	LANSING	Synthetic Coating Solvent	1159	0384954	5008047	SDA 3C 200 PF	15 gal	Methyl normal Amyl Ketone	5 gal	Acetone
DONNELLY PURGE	11/02/99	11/29/99	LANSING	Ink Solvent	1159	0357994	No record	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.25 gal	Acetone
CHEMLINE BLEND 1	02/21/01	03/01/01	MIAMI	Duplicating Fluid	DSP-FL-25	0362390	2202876	SDA 3A 200 PF	100 gal	Xylene	350 gal	Methyl Ethyl Ketone
DIANA INK SOLVENT	02/21/01	03/01/01	MIAMI	Ink Solvent	DSP-FL-25	0360875	7504879	SDA 3C 200 PF	100 gal	N-Propanol	30.77 gal	N-Propyl Acetate
DUPLICATING FLUID 5	02/21/01	03/01/01	MIAMI	Duplicating Fluid	DSP-FL-25	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	MIAMI	Duplicating Fluid	DSP-FL-25	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6264	11/02/99	11/29/1999	MOBILE	Ink Solvent	196	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.25 gal
INK BLEND 90-10	12/04/01	12/11/01	ST LOUIS	Ink Solvent	1338/34D	0267768	7890542	SDA 3C 200 PF	100 gal	N-Propyl Acetate	11.11 gal
JOPLIN 5050 BLEND	02/22/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0360719	3090868	SDA 3C 200 PF	100 gal	Ethyl Acetate	105.26 gal	N-Propyl Acetate
E 682 ETHANOL BLEND	02/21/01	03/01/01	ST LOUIS	Ink Solvent	1338/34D	0333365	3090639	SDA 3C 200 PF	100 gal	N-Propyl Acetate	400 gal
S 206 BLEND	02/23/01	03/02/01	ST LOUIS	Duplicating Fluid	1338/34D	0314407	7641164	SDA 3C 200 PF	100 gal	N-Propanol	800 gal	N-Propyl Acetate
DUPLICATING FLUID 5	02/21/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
DUP FLUID 10 ANHYDROUS	02/21/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
T 248 A	01/18/01	01/19/01	ST LOUIS	Ink Solvent	1338/34D	0368871	7505896	SDA 3C 200 PF	100 gal	N-Propanol	700 gal	N-Propyl Acetate
PRINTPACK ROTO SOLVENT	12/04/01	12/11/01	ST LOUIS	Ink Solvent	1338/34D	0379711	6601392	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal	N-Propanol
TM 80191	07/29/99	08/09/99	ST LOUIS	Parts Washer	1338/34D	No record	No record	SDA 3C 200 PF	100 gal	Toluene	421 gal	Methanol
FAST BLEND	01/03/03	02/05/03	ST PAUL	Ink Solvent	964/965D	0354677	3461892 (Cannot be found in SAP)	SDA 3C 200 PF	108.6 oz	N-Propyl Acetate	15.7 oz	Isopropanol
ETHOXY BLEND	12/19/02	02/05/03	ST PAUL	Ink Solvent	964/965D	0382627	5004733	SDA 3C 200 PF	81.5 oz	N-Propyl Acetate	25.5 oz	Propylene glycol monoethyl ether
NORTH DAKOTA BLEND	08/20/02	08/29/02	ST PAUL	Ink Solvent	964/965D	0384573	5035059	SDA 3C 200 PF	40 gal	N-Propanol	50 gal	N-Propyl Acetate
HOOD B 8515 BLEND	08/05/02	08/12/02	ST PAUL	Ink Solvent	964/965D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
SURFACE SOLVENT (SONOCO BLEND 2)	02/21/01	03/01/01	ST PAUL	Duplicating Fluid	964/965D	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
SURFACE SOLVENT A	02/21/01	03/02/01	ST PAUL	Duplicating Fluid	964/965D	0363439	7504841	SDA 3C 200 PF	100 gal	N-Propyl Acetate	25 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	ST PAUL	Duplicating Fluid	964/965D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	02/21/01	03/01/01	ST PAUL	Duplicating Fluid	964/965D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
PM 6129 (aka - DUP FLUID 15 ANHYD)	02/21/01	03/02/01	ST PAUL	Duplicating Fluid	964/965D	0174023	7224100	SDA 3A 200 PF	100 gal	Methanol	15.65 gal	N-Propyl Acetate
INKSOLVE SOLVENT 6118 (aka - Dup fluid 10 Anhyd)	02/21/01	03/01/01	TAMPA	Duplicating Fluid	538/539D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
PARCOSOL 282 BLEND	09/25/01	10/14/01	TULSA	Cleaning Solution	735/4D	0376657	6601174	SDA 3C 200 PF	100 gal	Acetone	650 gal	Aromatic Petroleum Distillate
INK SOLVENT PM 6193	02/21/01	03/01/01	TULSA	Duplicating Fluid	735/4D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
DUPLICATING FLUID 5	07/16/98	08/06/98	TULSA	Duplicating Fluid	735/4D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
FLEXOGRAPHIC 1 (Not in system)	07/29/99	08/09/99	TULSA	Ink Solvent	735/4D	No record	No record	SDA 35-A 200PF	80 gal	N-Propyl Acetate	20 gal
FLEXOGRAPHIC 2 (Not in system)	07/16/98	08/06/98	TULSA	Ink Solvent	735/4D	No record	No record	SDA 35-A 200PF	100 gal	N-Propyl Acetate	60 gal	N-Propanol
INK SOLVENT PM 6193	02/21/01	03/01/01	TWINSBURG	Duplicating Fluid	1657/1658D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
ETHYL ACETATE 85% E BLEND	02/03/03	Pending	TWINSBURG	Ink Solvent	1654/1655D	No record	No record	SDA 3A 200 PF	109.0 oz	Ethyl Acetate 99%	19.2 oz

BLEND NAME	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY	COMPONENT 9	PERMIT QUANTITY
DONNELLY PURGE BLEND 2 now HST PARCOSOL 287	80 gal					Permit NO. 1159?
DONNELLY PURGE	175.44 gal	Methyl Isoamyl Ketone	52.63 gal	Isopropanol	17.54 gal	Permit NO. 1159?
CHEMLINE BLEND 1	50 gal
DIANA INK SOLVENT	23.08 gal
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6264
INK BLEND 90-10
JOPLIN 5050 BLEND	5.26 gal
E 682 ETHANOL BLEND
S 206 BLEND	100 gal
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
DUP FLUID 10 ANHYDROUS	1.12 gal
T 248 A	200 gal
PRINTPACK ROTO SOLVENT	100 gal	Isopropanol	3 gal
TM 80191	5.3 gal
FAST BLEND	3.7 oz	Propanol is listed in the mainframe, but not on the hard copy of the formulation
ETHOXY BLEND	21.0 oz
NORTH DAKOTA BLEND	10 gal
HOOD B 8515 BLEND
SURFACE SOLVENT (SONOCO BLEND 2)	11 gal
SURFACE SOLVENT A
DUPLICATING FLUID 5
INK SOLVENT PM 6193	1.1 gal
PM 6129 (aka - DUP FLUID 15 ANHYD)	1.17 gal
INKSOLVE SOLVENT 6118 (aka - Dup fluid 10 Anhyd)	1.12 gal
PARCOSOL 282 BLEND	250 gal
INK SOLVENT PM 6193	1.1 gal
DUPLICATING FLUID 5
FLEXOGRAPHIC 1 (Not in system)
FLEXOGRAPHIC 2 (Not in system)	40 gal
INK SOLVENT PM 6193	1.1 gal
ETHYL ACETATE 85% E BLEND

Exhibit B-2 to Schedule 5.16(ii)

Regulated Chemical Permits – Non-transferable

BLENDED NAME	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY
BLEND 702505	SDA 3C 200 PF	85.1 fl oz	Heptane	6.4 fl oz	N-Propyl Acetate	36.5 fl oz
LAWSON BLEND 60-40	SDA 3C 200 PF	48.64 fl oz	N-Propyl Acetate	2.56 fl oz	Ethyl Acetate	76.80 fl oz
404020 BLEND	SDA 3C 200 PF	51.2 fl oz	Isopropyl Alcohol	51.2 fl oz	N-Propyl Acetate	25.6 fl oz
PHOTO POLYMER SL 99	SDA 3C 200 PF	40.9 gal	N-Propanol	41.6 gal	N-Propyl Acetate	17.5 gal
PACKAGING BLEND 1	SDA 3C 200 PF	60 gal	N-Propyl Acetate	20 gal	N-Propanol	20 gal
HD ACTIVATOR SPECIAL	SDA 3C 200 PF	100 gal	3-Methoxybutyl Acetate	128.36 gal	N-Propyl Acetate	91.10 gal	Xylene	47.20 gal
BRAKE & PARTS HE&M	SDA 3A 200 PF	100 gal	Hexane	1285.71 gal	Methanol	42.86 gal
SONOCO BLEND 4	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.5 gal	Isopropanol	11.2 gal
SONOCO BLEND 3	SDA 3C 200 PF	100 gal	Ethyl Acetate	168.5 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
K SOLVENT BLEND A	SDA 3C 200 PF	100 gal	N-Propyl Acetate	31.58 gal
K SOLVENT BLEND PP	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5 190 PROOF	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate	5.59 gal
PM 85-15 BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	23.84
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2	N-Propyl Acetate	1.1
PVC INK BLEND 2	SDA 3C 200 PF	100 gal	N-Propanol	70 gal	Lacolene	45 gal	N-Propyl Acetate	30 gal
BLEND 4420	SDA 3C 200 PF	100 gal	N-Propyl Acetate	50 gal	N-Propanol	100 gal
DAYTONA BRAKE PARTS CLEANER	SDA 3A 200 PF	100 gal	Hexane	1100 gal	Isopropanol	5 gal	Methanol	45 gal
BLEND 50-50 SG	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal
PHOTO POLYMER 104	SDA 3C 200 PF	100 gal	N-Propanol	252.6 gal	Isopropanol	105.3 gal	N-Propyl Acetate	68.4 gal
SONOCO BLEND 1	SDA 3C 200 PF	100 gal	N-Propyl Acetate	57.3 gal	Isopropanol	11.2 gal	N-Propanol	112.4 gal
SONOCO BLEND 2	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol	11 gal
DUPLICATING FLUID 5 190 PROOF	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate	5.59 gal
STANDARD PACKAGING WINTERBLEND	SDA 3A 200 PF	32.0 fl oz	N-Propyl Alcohol	83.2 fl oz	N-Propyl Acetate	12.8 fl oz
SHAMROCK 1	SDA 3C 200 PF	50 GAL	Isopropyl Acetate	50 gal
BP FLEXO 1 BLEND	SDA 3A 200 PF	100 gal	N-Propyl Acetate	22.36 gal
STANDARD BLEND 1	SDA 3A 200 PF	100 gal	N-Propyl Acetate	66.7 gal	N-Propyl Alcohol	166.7 gal
SI 002 COMPLIANT THINNER	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.7 gal	Isopropanol	122.4 gal	Lacolene	285.7 gal
GP 300	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.26 gal	Hexane	70 gal
STANDARD BLEND 2	SDA 3A 200 PF	100 gal	N-Propanol	100 gal	N-Propyl Acetate	22.2 gal
LM BLEND	SDA 3C 200 PF	100 gal	N-Propanol	325 gal	N-Propyl Acetate	75 gal
GP 2 A BLEND aka SURFACE SOLVENT A	SDA 3C 200 PF	100 gal	N-Propyl Acetate	25 gal
SHAMROCK REPLACEMENT BLEND 4	SDA 3C 200 PF	100 gal	Acetone	166.67 gal	66.67
FAST BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	15.85	Isopropanol	4.88 gal	N-Propanol	1.22 gal
BLEND GP 2	SDA 3C 200 PF	100 gal	N-Propyl Acetate	35.34	Heptane	15.04
CCS 11 BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	177.65 gal	Isopropanol	16.47 gal
TIPPING SOLVENT 1292	SDA 3C 200 PF	100 gal	N-Propyl Acetate	145.61 gal	Acetone	105.26 gal
CHR GP 300	SDA 3C 200 PF	100 gal	Heptane	70.18 gal	N-Propyl Acetate	5.26 gal
GP BLEND 200	SDA 3C 200 PF	100 gal	N-Propyl Acetate	31.58 gal
K SOLVENT BLEND PP	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
DUP FLUID 10 ANHYDROUS	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate	1.12 gal
INTERNATIONAL 50-50 BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal
AB BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal	Heptane	105 gal
SW HAPS FREE REDUCER 2	SDA 3C 200 PF	17.9 fl oz	N-Propyl Acetate	1.28 fl oz	Methyl n-Amyl Ketone	12.80 fl oz	Isobutyl Acetate	44.80 fl oz
FAST BLEND	SDA 3C 200 PF	108.6 fl oz	N-Propyl Acetate	15.7 fl oz	Isopropanol	3.7 fl oz
ETHOXY BLEND	SDA 3C 200 PF	69.2 gal	N-Propyl Acetate	17.1 gal	Propylene glycol monoethyl ether	13.7 gal
INK BLEND 90-10	SDA 3C 200 PF	100 gal	N-Propyl Acetate	11.11 gal
MPA II CHI A	SDA 3C 200 PF	100 gal	Isopropanol	1580 gal	Water	300 gal	N-Propyl Acetate	2 gal
WS 9245	SDA 23A 200PF	100 gal	Ethyl Acetate	318.41
SPECTRUM BLEND 1019 F	SDA 3C 200 PF	100 gal	N-Propyl Acetate	61.52 gal	N-Propanol	19.96 gal
NEW PRESS BLEND A	SDA 3C 200 PF	100 gal	N-Propyl Acetate	13.61 gal	Isopropanol	11.24 gal
WS 9337	SDA 3A 200 PF	100 gal	N-Propyl Acetate	400 gal
DUPLICATING FLUID 5 190 PROOF	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate	5.59 gal
SOLVENT K 917 C	SDA 3C 200 PF	100 gal	N-Propyl Acetate	23.84 gal
WS 9211	SDA 3A 200 PF	100 gal	N-Propyl Acetate	25 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
PM 6129	SDA 3A 200 PF	100 gal	Methanol	15.65 gal	N-Propyl Acetate	1.17 gal
DUP FLUID 10	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate	1.12 gal
T 00-411	SDA 3A 200 PF	100 gal	Methyl Ethyl Ketone	100 gal
SPECTRUM BLEND 1369 E	SDA 3C 200 PF	100 gal	Ethyl Acetate	154 gal	N-Propyl Acetate	5 gal
SPECTRUM BLEND 1696	SDA 3C 200 PF	100 gal	Ethyl Acetate	43 gal	N-Propyl Acetate	11 gal
REGULAR SOLVENT BLEND - PURGED	SDA 3A 200 PF	100 gal	N-Propanol	100 gal	N-Propyl Acetate	22.2 gal
BLEND 042-210 H	SDA 3C 200 PF	8.9 gal	Ethyl Acetate	90 gal	Isopropanol	1 gal	N-Propyl Acetate	0.1 gal
BLEND 042-209 H	SDA 3C 200 PF	89 gal	Isopropanol	10 gal	N-Propyl Acetate	1 gal
BLEND 042-208 H MP	SDA 3C 200 PF	30 gal	Isopropanol	19.5 gal	N-Propanol	50 gal	N-Propyl Acetate	0.5gal
BLEND 042-211 H	SDA 3C 200 PF	84.6 gal	Isopropanol	9.5 gal	Deionized Water	5 gal	N-Propyl Acetate	0.9 gal
SPECTRUM BLEND 1019 E	SDA 3C 200 PF	100 gal	Ethyl Acetate	43 gal	N-Propyl Acetate	11 gal
FREON TES	SDA 30
FREON TE 35	SDA 30
FREON TE	SDA 30

BLENDED NAME	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY
BLEND 702505
LAWSON BLEND 60-40
404020 BLEND
PHOTO POLYMER SL 99
PACKAGING BLEND 1
HD ACTIVATOR SPECIAL	Ethyl Acetate	19.88 gal	Isopropanol	15.11 gal	2-Butoxyethanol	6.21 gal	Isobutanol	6.21 gal
BRAKE & PARTS HE&M
SONOCO BLEND 4
SONOCO BLEND 3
K SOLVENT BLEND A
K SOLVENT BLEND PP
DUPLICATING FLUID 5 190 PROOF
PM 85-15 BLEND
INK SOLVENT PM 6193
PVC INK BLEND 2	Hexane	5 gal
BLEND 4420
DAYTONA BRAKE PARTS CLEANER
BLEND 50-50 SG
PHOTO POLYMER 104
SONOCO BLEND 1
SONOCO BLEND 2
DUPLICATING FLUID 5 190 PROOF
STANDARD PACKAGING WINTERBLEND
SHAMROCK 1
BP FLEXO 1 BLEND
STANDARD BLEND 1
SI 002 COMPLIANT THINNER	Acetone	200 gal	Isobutyl Isobutyrate	65.3 gal	Isobutyl Acetate	20.4 gal	N-Butanol	16.3 gal	Toluene	0.4 gal
GP 300
STANDARD BLEND 2
LM BLEND
GP 2 A BLEND aka SURFACE SOLVENT A
SHAMROCK REPLACEMENT BLEND 4
FAST BLEND
BLEND GP 2
CCS 11 BLEND
TIPPING SOLVENT 1292
CHR GP 300
GP BLEND 200
K SOLVENT BLEND PP
DUPLICATING FLUID 5
INK SOLVENT PM 6193
DUP FLUID 10 ANHYDROUS
INTERNATIONAL 50-50 BLEND
AB BLEND
SW HAPS FREE REDUCER 2	Isopropanol	19.2 fl oz	Isobutanol	12.8 fl oz	Acetone	19.2 fl oz
FAST BLEND
ETHOXY BLEND
INK BLEND 90-10
MPA II CHI A	MPA II Catalyst	2 gal
WS 9245
SPECTRUM BLEND 1019 F
NEW PRESS BLEND A
WS 9337
DUPLICATING FLUID 5 190 PROOF
SOLVENT K 917 C
WS 9211
DUPLICATING FLUID 5
INK SOLVENT PM 6193
PM 6129
DUP FLUID 10
T 00-411
SPECTRUM BLEND 1369 E
SPECTRUM BLEND 1696
REGULAR SOLVENT BLEND - PURGED
BLEND 042-210 H
BLEND 042-209 H
BLEND 042-208 H MP
BLEND 042-211 H
SPECTRUM BLEND 1019 E
FREON TES
FREON TE 35
FREON TE

BLENDED NAME	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY
ALPET E 3	SDA 3C 200 PF	88.74 fl oz	Isopropanol 99%	8.19 fl oz	Purified Water	30.87 fl oz	Glycerine, Kosher	0.301 fl oz
HST PARCOSOL 287	SDA 3C 200 PF	15 gal	Methyl normal Amyl Ketone	5 gal	Acetone	80 gal
INK BLEND 90-10 ?190 Pf vs chicago 200 PF	SDA 3C 190 PF	100 gal	N-Propyl Acetate	11.11 gal
SB 70	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.48 gal	N-Propanol	112.36 gal	Ethyl Acetate	112.36
SB 55	SDA 3C 200 PF	100gal	Ethyl Acetate	112.36 gal	Methanol	11.24 gal	N-Propyl Acetate	1.12 gal
SB 45	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.48 gal	Toluene	112.36 gal	Ethyl Acetate	112.36 gal
SB 44 BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	263.29 gal	Methanol	11.24 gal
INK SOLVENT PM 6118-3C	SDA 3C 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate	1.12 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 105 C NPA 11C 106	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
ALCOHOL SOLVENT BLEND 50-50	SDA 3A 190 PF	60.91 fl oz	Isopropanol 99%	64.0 fl oz	Methanol	3.07 fl oz
INK SOLVENT PM 6193 / DUP FLUID 11 ANHY	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
K SOLVENT BLEND PP	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65
PARCOSOL 282 BLEND	SDA 3C 200 PF	100 gal	Acetone	650 gal	Aromatic Petroleum Distillate	250 gal
E-Z LAM BLEND	SDA 3C 200 PF	100 gal	n-PROPANOL	100 gal	Heptane	96.30 gal	n-Propyl Acetate	74.07 gal
WIPE IT OFF 1	SDA 3A 200 PF	100 gal	VM&P Naptha	174 gal	Xylene	74 gal	n-Propyl Acetate	52 gal
K SOLVENT BLEND PP	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
HAMPTON BLEND	SDA 40	100 gal	Igepal CO-660	16.7 gal	South Hampton Bay Fragrance	16.7 gal	Water	200 gal
MRX BLEND	SDA 40	100 gal	Glycerine	6.1 gal	Propylene Glycol	2.5 gal	Water	107.4 gal
CRYOVAC 3 - Voided per requestor
ELT DUPLICATING FLUID	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
ETHANOL S 0215	SDA 3C 200 PF	53 gal	Heptane	20 gal	n-Propanol	15 gal	N-Propyl Acetate	12 gal
T 136 BLEND	SDA 3C 200 PF	45.25 gal	Toluene	50 gal	Isopropanol	2.5 gal	N-Propyl Acetate	2.25 gal
WINTER BLEND	SDA 3C 200 PF	70 gal	N-Propyl Acetate	15 gal	n-Propanol	15 gal
SUMMER BLEND	SDA 3C 200 PF	35 gal	N-Propyl Acetate	15 gal	n-Propanol	50 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193
GTI BLEND	SDA 3C 200 PF	70.4 oz	Lacolene Super	19.2 oz	Acetone	25.6 oz	Methanol	12.8 oz
INTERNATIONAL 50-50 BLEND	SDA 3C 200 PF	64 oz	N-Propyl Acetate	64 oz
SURFACE SOLVENT (SONOCO BLEND 2)	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol	11 gal
CD 91	SDA 3C 200 PF	100 gal	N-Propyl Acetate	28.57 gal	n-Propanol	14.29 gal
JOPLIN 5050 BLEND	SDA 3C 200 PF	100 gal	Ethyl Acetate	105.26 gal	N-Propyl Acetate	5.26 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
DUPLICATING FLUID 11	SDA 3C 200 PF	100 gal	Isopropanol	11.24 gal	N-Propyl Acetate	1.12 gal
SONOCO BLEND 1	SDA 3C 200 PF	100 gal	N-Propyl Acetate	57.3 gal	Isopropanol	11.2 gal	n-Propanol	112.4 gal
SONOCO BLEND 2	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol	11 gal
SONOCO BLEND 3	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal	Ethyl Acetate	168.5 gal
SONOCO BLEND 4	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	113.5 gal
SUNOCO BLEND 6	SDA 3C 200 PF	100 gal	Isopropanol	11.1 gal	N-Propyl Acetate	1.1 gal	Ethyl Acetate	112.1 gal
DELL MARKING INK BLEND	SDA 3C 200 PF	100 gal	Isopropyl Acetate	41 gal	Diacetone Alcohol	12 gal	Isopropanol	12 gal
DONNELLY PURGE BLEND 2 now HST PARCOSOL 287	SDA 3C 200 PF	15 gal	Methyl normal Amyl Ketone	5 gal	Acetone	80 gal
DONNELLY PURGE	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5.25 gal	Acetone	175.44 gal	Methyl Isoamyl Ketone	52.63 gal
INK BLEND 90-10	SDA 3C 200 PF	100 gal	N-Propyl Acetate	11.11 gal
JOPLIN 5050 BLEND	SDA 3C 200 PF	100 gal	Ethyl Acetate	105.26 gal	N-Propyl Acetate	5.26 gal
E 682 ETHANOL BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	400 gal
S 206 BLEND	SDA 3C 200 PF	100 gal	N-Propanol	800 gal	N-Propyl Acetate	100 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
DUP FLUID 10 ANHYDROUS	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate	1.12 gal
T 248 A	SDA 3C 200 PF	100 gal	N-Propanol	700 gal	N-Propyl Acetate	200 gal
PRINTPACK ROTO SOLVENT -Mainframe has an A & B	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal	N-Propanol	100 gal	Isopropanol	3 gal
TM 80191	SDA 3C 200 PF	100 gal	Toluene	421 gal	Methanol	5.3 gal
FAST BLEND	SDA 3C 200 PF	108.6 oz	N-Propyl Acetate	15.7 oz	Isopropanol	3.7 oz
ETHOXY BLEND	SDA 3C 200 PF	81.5 oz	N-Propyl Acetate	25.5 oz	Propylene glycol monoethyl ether	21.0 oz
NORTH DAKOTA BLEND	SDA 3C 200 PF	40 gal	N-Propanol	50 gal	N-Propyl Acetate	10 gal
HOOD B 8515 BLEND	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
SURFACE SOLVENT (SONOCO BLEND 2)	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol	11 gal
SURFACE SOLVENT A	SDA 3C 200 PF	100 gal	N-Propyl Acetate	25 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
PM 6129 (aka - DUP FLUID 15 ANHYD)	SDA 3A 200 PF	100 gal	Methanol	15.65 gal	N-Propyl Acetate	1.17 gal
INK SOLVENT 6118 (aka - Dup fluid 10 Anhyd)	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate	1.12 gal
PARCOSOL 282 BLEND	SDA 3C 200 PF	100 gal	Acetone	650 gal	Aromatic Petroleum Distillate	250 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
FLEXOGRAPHIC 1 (Not in system)	SDA 35-A 200PF	80 gal	N-Propyl Acetate	20 gal

BLENDED NAME	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY
ALPET E 3	Glycerol Monolaurate	0.255 oz Av.
HST PARCOSOL 287
INK BLEND 90-10 ?190 Pf vs chicago 200 PF
SB 70	Methanol	11.24 gal
SB 55
SB 45	Methanol	11.24 gal
SB 44 BLEND
INK SOLVENT PM 6118-3C
DUPLICATING FLUID 5
DUPLICATING FLUID 105 C NPA 11C 106
ALCOHOL SOLVENT BLEND 50-50
INK SOLVENT PM 6193 / DUP FLUID 11 ANHY
K SOLVENT BLEND PP
PARCOSOL 282 BLEND
E-Z LAM BLEND
WIPE IT OFF 1
K SOLVENT BLEND PP
DUPLICATING FLUID 5
INK SOLVENT PM 6193
HAMPTON BLEND
MRX BLEND	Antiseptic Oil	30.9 gal
CRYOVAC 3 - Voided per requestor
ELT DUPLICATING FLUID
ETHANOL S 0215
T 136 BLEND
WINTER BLEND
SUMMER BLEND
DUPLICATING FLUID 5
INK SOLVENT PM 6193
GTI BLEND
INTERNATIONAL 50-50 BLEND
SURFACE SOLVENT (SONOCO BLEND 2)
CD 91
JOPLIN 5050 BLEND
DUPLICATING FLUID 5
INK SOLVENT PM 6193
DUPLICATING FLUID 11
SONOCO BLEND 1
SONOCO BLEND 2
SONOCO BLEND 3
SONOCO BLEND 4
SUNOCO BLEND 6	Hexane	112.5 gal
DELL MARKING INK BLEND	Methanol	5 gal	N-Propyl Acetate	2 gal
DONNELLY PURGE BLEND 2 now HST PARCOSOL 287
DONNELLY PURGE	Isopropanol	17.54 gal
INK BLEND 90-10
JOPLIN 5050 BLEND
E 682 ETHANOL BLEND
S 206 BLEND
DUPLICATING FLUID 5
INK SOLVENT PM 6193
DUP FLUID 10 ANHYDROUS
T 248 A
PRINTPACK ROTO SOLVENT -Mainframe has an A & B
TM 80191
FAST BLEND
ETHOXY BLEND
NORTH DAKOTA BLEND
HOOD B 8515 BLEND
SURFACE SOLVENT (SONOCO BLEND 2)
SURFACE SOLVENT A
DUPLICATING FLUID 5
INK SOLVENT PM 6193
PM 6129 (aka - DUP FLUID 15 ANHYD)
INK SOLVENT 6118 (aka - Dup fluid 10 Anhyd)
PARCOSOL 282 BLEND
INK SOLVENT PM 6193
DUPLICATING FLUID 5
FLEXOGRAPHIC 1 (Not in system)

BLENDED NAME	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY
FLEXOGRAPHIC 2 (Not in system)	SDA 35-A 200PF	100 gal	N-Propyl Acetate	60 gal	N-Propanol	40 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal
ETHYL ACETATE 85% E BLEND	SDA 3A 200 PF	109.0 oz	Ethyl Acetate 99%	19.2 oz
CHEMLINE BLEND 1	SDA 3A 200 PF	100 gal	Xylene	350 gal	Methyl Ethyl Ketone	50 gal
DIANA INK SOLVENT	SDA 3C 200 PF	100 gal	N-Propanol	30.77 gal	N-Propyl Acetate	23.08 gal
DUPLICATING FLUID 5	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
INK SOLVENT PM 6193	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate	1.1 gal

BLENDED NAME	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY
FLEXOGRAPHIC 2 (Not in system)
INK SOLVENT PM 6193
ETHYL ACETATE 85% E BLEND
CHEMLINE BLEND 1
DIANA INK SOLVENT
DUPLICATING FLUID 5
INK SOLVENT PM 6193

Exhibit B-2 to Schedule 5.16(ii)

Regulated Chemical Permits – Non-transferable

BLEND NAME	PERMIT APPLIED	DATES APPROVED	FACILITY	USAGE	FACILITY PERMIT(s)	ITEM#	SAP BASE#	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3
DELL MARKING INK BLEND	01/14/04	01/23/04	LANSING	Solvent/ Thinner	1191/1192D	0351902	7503166	SDA 3C 200 PF	100 gal	Isopropyl Acetate	41 gal	Diacetone Alcohol
DUP FLUID 10	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
DUP FLUID 10 ANHYDROUS	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
DUP FLUID 10 ANHYDROUS	02/21/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
DUPLICATING FLUID 5	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	GARLAND	Duplicating Fluid	1173/24D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	INDIANAPOLIS	Duplicating Fluid	1616/1617D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	KANSAS CITY	Duplicating Fluid	776/004D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	MIAMI	Duplicating Fluid	DSP-FL-25	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	02/21/01	03/01/01	ST PAUL	Duplicating Fluid	964/965D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5	07/16/98	08/06/98	TULSA	Duplicating Fluid	735/4D	0188969	7224150	SDA 3C 200 PF	100 gal	N-Propyl Acetate	5 gal
DUPLICATING FLUID 5 190 PROOF	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0260036	7130294	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate
DUPLICATING FLUID 5 190 PROOF	02/21/01	03/01/01	BIRMINGHAM	Duplicating Fluid	194/195D	0260036	7130294	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate
DUPLICATING FLUID 5 190 PROOF	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0260036	7130294	SDA 3C 200 PF	100 gal	Water	6.15 gal	N-Propyl Acetate
ELT DUPLICATING FLUID	07/16/98	08/06/98	HOUSTON	Duplicating Fluid	1149/27D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
ETHOXY BLEND	08/09/02	08/29/02	CHICAGO	Ink Solvent	2596/2595D	0382627	5004733	SDA 3C 200 PF	69.2 gal	N-Propyl Acetate	17.1 gal	Propylene glycol monoethyl ether
ETHOXY BLEND	12/19/02	02/05/03	ST PAUL	Ink Solvent	964/965D	0382627	5004733	SDA 3C 200 PF	81.5 oz	N-Propyl Acetate	25.5 oz	Propylene glycol monoethyl ether
FAST BLEND	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0354677	3461892	SDA 3C 200 PF	100 gal	N-Propyl Acetate	15.85	Isopropanol
FAST BLEND	10/23/02	10/29/02	CHICAGO	Ink Solvent	2596/2595D	0354677	3461892	SDA 3C 200 PF	108.6 fl oz	N-Propyl Acetate	15.7 fl oz	Isopropanol
FAST BLEND	01/03/03	02/05/03	ST PAUL	Ink Solvent	964/965D	0354677	3461892	SDA 3C 200 PF	108.6 oz	N-Propyl Acetate	15.7 oz	Isopropanol
GP BLEND 200	02/22/01	03/02/01	CHARLOTTE	Ink Solvent	894/895D	0266194	7884112	SDA 3C 200 PF	100 gal	N-Propyl Acetate	31.58 gal
HOOD B 8515 BLEND	08/05/02	08/12/02	ST PAUL	Ink Solvent	964/965D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
HST PARCOSOL 287	08/18/03	08/28/03	CINCINNATI	Synthetic Coating Solvent	1544/1532D	0384954	5008047	SDA 3C 200 PF	15 gal	Methyl normal Amyl Ketone	5 gal	Acetone
INK BLEND 90-10	02/22/01	03/02/01	CHICAGO	Ink Solvent	2596/2595D	0267768	7890542	SDA 3C 200 PF	100 gal	N-Propyl Acetate	11.11 gal
INK BLEND 90-10	12/04/01	12/11/01	ST LOUIS	Ink Solvent	1338/34D	0267768	7890542	SDA 3C 200 PF	100 gal	N-Propyl Acetate	11.11 gal
INK BLEND 90-10 ?190 Pf vs chicago 200 PF	06/02/03	06/10/03	CINCINNATI	Ink Solvent	1544/1532D	0267768	7890542	SDA 3C 190 PF	100 gal	N-Propyl Acetate	11.11 gal
INK SOLVENT 6118 (aka - Dup fluid 10 Anhyd)	02/21/01	03/01/01	TAMPA	Duplicating Fluid	538/539D	0173222	7224000	SDA 3A 200 PF	100 gal	Methanol	11.24 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	CHARLOTTE	Duplicating Fluid	894/895D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	CHICAGO	Duplicating Fluid	2596/2595D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	GARLAND	Duplicating Fluid	1173/24D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	KANSAS CITY	Duplicating Fluid	776/004D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	MIAMI	Duplicating Fluid	DSP-FL-25	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	ST PAUL	Duplicating Fluid	964/965D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	TULSA	Duplicating Fluid	735/4D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INK SOLVENT PM 6193	02/21/01	03/01/01	TWINSBURG	Duplicating Fluid	1657/1658D	0183057	7130280	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
INTERNATIONAL 50-50 BLEND	12/12/00	12/27/00	CHARLOTTE	Ink Solvent	894/895D	0368617	3097916	SDA 3C 200 PF	100 gal	N-Propyl Acetate	100 gal

BLEND NAME	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY	Component 9
DELL MARKING INK BLEND	12 gal	Isopropanol	12 gal	Methanol	5 gal	N-Propyl Acetate	2 gal
DUP FLUID 10	1.12 gal
DUP FLUID 10 ANHYDROUS	1.12 gal
DUP FLUID 10 ANHYDROUS	1.12 gal
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5
DUPLICATING FLUID 5 190 PROOF	5.59 gal
DUPLICATING FLUID 5 190 PROOF	5.59 gal
DUPLICATING FLUID 5 190 PROOF	5.59 gal
ELT DUPLICATING FLUID	1.1 gal
ETHOXY BLEND	13.7 gal
ETHOXY BLEND	21.0 oz
FAST BLEND	4.88 gal	N-Propanol	1.22 gal
FAST BLEND	3.7 fl oz
FAST BLEND	3.7 oz
GP BLEND 200
HOOD B 8515 BLEND
HST PARCOSOL 287	80 gal
INK BLEND 90-10
INK BLEND 90-10
INK BLEND 90-10 ?190 Pf vs chicago 200 PF
INK SOLVENT 6118 (aka - Dup fluid 10 Anhyd)	1.12 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INK SOLVENT PM 6193	1.1 gal
INTERNATIONAL 50-50 BLEND

BLEND NAME	PERMIT APPLIED	DATES APPROVED	FACILITY	USAGE	FACILITY PERMIT(s)	ITEM#	SAP BASE#	COMPONENT 1	PERMIT QUANTITY	COMPONENT 2	PERMIT QUANTITY	COMPONENT 3
INTERNATIONAL 50-50 BLEND	11/22/02	12/17/02	KANSAS CITY	Ink Solvent	776/004D	0368617	3097916	SDA 3C 200 PF	64 oz	N-Propyl Acetate	64 oz
JOPLIN 5050 BLEND	02/22/01	03/01/01	KANSAS CITY	Duplicating Fluid	776/004D	0360719	3090868	SDA 3C 200 PF	100 gal	Ethyl Acetate	105.26 gal	N-Propyl Acetate
JOPLIN 5050 BLEND	02/22/01	03/01/01	ST LOUIS	Duplicating Fluid	1338/34D	0360719	3090868	SDA 3C 200 PF	100 gal	Ethyl Acetate	105.26 gal	N-Propyl Acetate
K SOLVENT BLEND A	02/22/01	03/02/01	ATLANTA	Ink Solvent	397/398D	0266194	7884112	SDA 3C 200 PF	100 gal	N-Propyl Acetate	31.58 gal
K SOLVENT BLEND PP	02/21/01	03/01/01	ATLANTA	Ink Solvent	397/398D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
K SOLVENT BLEND PP	02/21/01	03/01/01	FAIRFIELD, CA	Ink Solvent	2883/41D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65
K SOLVENT BLEND PP	02/21/01	03/01/01	CHARLOTTE	Ink Solvent	894/895D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
K SOLVENT BLEND PP	02/21/01	03/01/01	GARLAND	Ink Solvent	1173/24D	0266190	7884092	SDA 3C 200 PF	100 gal	N-Propyl Acetate	17.65 gal
MRX BLEND	07/29/99	11/08/99	GARLAND	Nail Polish Remover	1173/24D	0358425	7504178	SDA 40	100 gal	Glycerine	6.1 gal	Propylene Glycol
PARCOSOL 282 BLEND	09/25/01	10/14/01	GARLAND	Cleaning Solution	1173/24D	0376657	6601174	SDA 3C 200 PF	100 gal	Acetone	650 gal	Aromatic Petroleum Distillate
PARCOSOL 282 BLEND	09/25/01	10/14/01	TULSA	Cleaning Solution	735/4D	0376657	6601174	SDA 3C 200 PF	100 gal	Acetone	650 gal	Aromatic Petroleum Distillate
PM 6129	02/21/01	03/02/01	CHICAGO	Duplicating Fluid	2596/2595D	0174023	7224100	SDA 3A 200 PF	100 gal	Methanol	15.65 gal	N-Propyl Acetate
PM 6129 (aka - DUP FLUID 15 ANHYD)	02/21/01	03/02/01	ST PAUL	Duplicating Fluid	964/965D	0174023	7224100	SDA 3A 200 PF	100 gal	Methanol	15.65 gal	N-Propyl Acetate
SOLVENT K 917 C	02/22/01	03/02/01	CHICAGO	Duplicating Fluid	2596/2595D	0193023	7841846	SDA 3C 200 PF	100 gal	N-Propyl Acetate	23.84 gal
SONOCO BLEND 1	06/13/97	07/24/97	ATLANTA	Duplicating Fluid	374	0324587	3090530	SDA 3C 200 PF	100 gal	N-Propyl Acetate	57.3 gal	Isopropanol
SONOCO BLEND 1	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0324587	3090530	SDA 3C 200 PF	100 gal	N-Propyl Acetate	57.3 gal	Isopropanol
SONOCO BLEND 2	06/13/97	07/24/97	ATLANTA	Duplicating Fluid	374	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
SONOCO BLEND 2	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
SONOCO BLEND 3	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0324624	3090541	SDA 3C 200 PF	100 gal	Ethyl Acetate	168.5 gal	Isopropanol
SONOCO BLEND 3	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0324624	3090541	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
SONOCO BLEND 4	02/21/01	03/01/01	ATLANTA	Duplicating Fluid	397/398D	0327181	3090517	SDA 3C 200 PF	100 gal	N-Propyl Acetate	113.5 gal	Isopropanol
SONOCO BLEND 4	07/16/98	08/06/98	KNOXVILLE	Duplicating Fluid	743	0327181	3090517	SDA 3C 200 PF	100 gal	Isopropanol	11.2 gal	N-Propyl Acetate
SURFACE SOLVENT (SONOCO BLEND 2)	09/11/01	09/18/01	KANSAS CITY	Duplicating Fluid	776/004D	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol
SURFACE SOLVENT (SONOCO BLEND 2)	02/21/01	03/01/01	ST PAUL	Duplicating Fluid	964/965D	0324588	3090540	SDA 3C 200 PF	100 gal	N-Propyl Acetate	29.2 gal	Isopropanol

BLEND NAME	PERMIT QUANTITY	COMPONENT 4	PERMIT QUANTITY	COMPONENT 5	PERMIT QUANTITY	COMPONENT 6	PERMIT QUANTITY	COMPONENT 7	PERMIT QUANTITY	COMPONENT 8	PERMIT QUANTITY	Component 9
INTERNATIONAL 50-50 BLEND
JOPLIN 5050 BLEND	5.26 gal
JOPLIN 5050 BLEND	5.26 gal
K SOLVENT BLEND A
K SOLVENT BLEND PP
K SOLVENT BLEND PP
K SOLVENT BLEND PP
K SOLVENT BLEND PP
MRX BLEND	2.5 gal	Water	107.4 gal	Antiseptic Oil	30.9 gal
PARCOSOL 282 BLEND	250 gal
PARCOSOL 282 BLEND	250 gal
PM 6129	1.17 gal
PM 6129 (aka - DUP FLUID 15 ANHYD)	1.17 gal
SOLVENT K 917 C
SONOCO BLEND 1	11.2 gal	N-Propanol	112.4 gal
SONOCO BLEND 1	11.2 gal	n-Propanol	112.4 gal
SONOCO BLEND 2	11 gal
SONOCO BLEND 2	11 gal
SONOCO BLEND 3	11.2 gal	N-Propyl Acetate	1.1 gal
SONOCO BLEND 3	1.1 gal	Ethyl Acetate	168.5 gal
SONOCO BLEND 4	11.2 gal
SONOCO BLEND 4	113.5 gal
SURFACE SOLVENT (SONOCO BLEND 2)	11 gal
SURFACE SOLVENT (SONOCO BLEND 2)	11 gal

Exhibit C to Schedule 5.16(ii)

Please see attached Exhibit C to Schedule 5.16(ii).

Exhibit C to Schedule 5.16(ii)

Environmental Permits - Non-transferable

Site	Type of Permit	Permit #	Transferable (Y/N)
Birmingham, AL	Air	4-07-0028	No

Carson, CA	Water - NPDES	4B19S013228	No

Charlotte, NC	Stormwater	NCS000315	No

Clearfield, UT	Water - NPDES	UTR000222	No

Columbia, SC	Used oil Transporter Registration	UOT-SCD980839823	No

Columbia, SC	Hazardous Materials Registration Certificate	10013	No

Edmonton, AB	Railway Operating Certificate	03-0297 / Railway ID# IN-0211

Evendale, OH	Water - POTW	MIL-245	No

Fairfield, CA	Solano County CUPA permit	Permit fees are paid yearly, but no actual permit on file here	No

Fontana, CA	San Bernardino County Fire Protection District CUPA	FA0008125	No

Franklin Park, IL	Air	31096ANI	No

Garland, TX	Water - NPDES	TXRNEU977	No

Halifax, NS	Dangerous Goods Handling Facility	1999-01866-RO1

Lansing, MI	Water - POTW	NADC0Y093010A	No

Memphis, TN	Air	0084-01P	No

Mississauga South, ON*	Air	1075-7MLQFD	No

Mississauga South, ON	Water - Storm	3584-7SDJ3N	No

Mississauga South, ON	Drum Reconditioner	29-24D

Mobile, AL	Air	503-3036-X012

503-3036-X014”	No

Montreal, QB	Environmental Certificate of Authorization	7610-06-01-039710 060005752

Nashville (Clifton), TN	Air	211-1, 211-2, 211-4, 211-5	No

Savannah, GA	Air	5161-025-12357	No

Savannah, GA	Non-Hazardous Waste Collection Permit	PBR-160-62COL	No

*	An application has been made to split this permit between Ashland and Nexeo, such that Nexeo would obtain the portion of the permit relating to the Business and Ashland would retain the portion of the permit relating to its other businesses. This application is currently pending.

Schedule 5.17

Tax Matter Exceptions

Taxes reported by Ashland and the Asset Selling Corporations are subject to audit or review in most taxing jurisdictions. No material issues specific to Taxes relating to the Business or the Conveyed Assets are pending in any taxing jurisdiction.

Schedule 5.18(a)

Non-Compliance with Applicable Laws Respecting Employment

In October 2010, Ashland resolved a claim with respect to nine hourly employees primarily located at Ashland’s distribution facility in Carson, CA, in which Ashland discovered that it had not properly calculated overtime pay in compliance with California law.

In response to the discovery of improper overtime pay calculations, Ashland conducted a review of payroll and time records with respect to the three prior years and identified any instances of non-compliance with respect to overtime accruals. In settlement, Ashland paid each of the affected employees for lost wages, overtime pay, 401(k) contributions and other benefits to the extent such compensation was previously underpaid. Ashland also paid each affected employee the statutory penalties due under California law. Ashland accrued these expenses for fiscal year 2010. Nine current employees and three former employees of Ashland received payments pursuant to the settlement of this matter, which totaled approximately $260,000 in the aggregate. No formal complaint was filed with any government authority.

Schedule 5.18(c)

Union Contracts

Union Contracts - US

Third Party	Ashland Entity	Location
The United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, Local 397	Ashland Distribution, Ashland Inc.	Carteret, NJ

Brotherhood of Teamsters and Auto Truck Drivers, Local No. 70 of Alameda County	Ashland Distribution Company, Subsidiary of Ashland Inc.	Fairfield, CA

I.B.T. Local 89	Ashland Distribution	Louisville, KY

United Steel Workers, Local 286	Ashland Distribution, Division of Ashland Inc.	Morrisville, PA

Automotive, Petroleum and Allied Industries Employees Union, Local 618	Ashland Distribution Company, Division of Ashland Inc.	St. Louis, MO

Teamsters Local Union No. 348 Affiliated with the International Brotherhood of Teamsters	Ashland Distribution Company, Division of Ashland Inc.	Twinsburg, OH

I.B.T. Local 781	Ashland Distribution Company	Willow Springs, IL

Truck Drivers, Oil Drivers, Filling Station and Platform Workers Union, Local No. 705	Ashland Distribution Company, Division of Ashland Inc.	Willow Springs, IL

Ashland has entered into the following Extension Agreements with respect to certain Union Contracts that had expired prior to Closing:

1.	Extension Agreement between Ashland Distribution Company and United SteelPaper and Forestry, Rubber Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local 397, dated March 4, 2011.

2.	Extension Agreement between Ashland Distribution Company and International Brotherhood of Teamsters, Local 781, dated February 28, 2011.

3.	Extension Agreement between Ashland Distribution Company and InternationalBrotherhood of Teamsters, Local 89, dated March 10, 2011.

EMEA National/Country Collective Agreements Europe

Third Party	Ashland Entity	Location
National Paritair Committee Chemie (Chemical Industry Agreement)	Ashland Belgium B.V.B.A.	Mechelen, Belgium

Muovituoteteollisuuden ja kemian tuoteteollisuuden tyoehtosopimus (collective agreement of plastic product industry and chemical product industry)	Ashland Finland OY	Finland

Collective National Agreement for Chemical Industry	Ashland France SAS	Bezon, France

AGA (white collar employees)	Valvoline (Deutschland) G	Stuttgart, Germany

Collective National Agreement for Chemical Industry	Ashland Italia S.P.A.	Milan, Italy

Convenio General de la Industria Quimica (CGIQ) (Chemical Industry Agreement)	Ashland Chemical Hispania	Barcelona, Spain

Tjanstemannaavtalet Industri och Kemigruppen - SIF, CF, Ledarna (Chemical Industry Agreement)	Ashland Sweden AB	Stenungsund, Sweden

EMEA Country Works Council/Employee Representative Groups

Parties	Ashland Entity	Location
Works Council: internally elected employees (approval necessary with local Labor Inspector approval)	Ashland France SAS	Bezon, France

Works Council: internally elected employees (legal entity included in the Offenbach works council jurisdiction)	Valvoline (Deutschland) G	Stuttgart, Germany

Works Council: currently being formed via internal employee elections but at this time is not officially organized	Ashland Chemical Hispania	Barcelona, Spain

Works Council: internally elected employees (represent both business and shared service employees)	Ashland Nederland B.V.	Barendrecht, Netherlands

Schedule 5.18(d)

Employee Termination Exceptions

Please see attached Exhibit A to Schedule 5.18(d).

Exhibit A to Schedule 5.18(d)

Exhibit A to Schedule 5.18(d)

Employee Termination Exceptions

Ashland Distribution US Terminations

Pers. No.	Last name	First name	Term Date	Personnel Area	Personnel Subarea	Organizational Unit	Position
346039	Chambers	Tracie L	09/11/2010	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	PROCUREMENT ASSISTANT A

402821	Dray	Jason D	09/11/2010	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	PROCUREMENT ASSISTANT B

251991	Spaniol	Earl S	10/01/2010	US-CA-NON-FACILITY LOCATION	ADC-ASH DIST	DISTSALESCOMPOSITESWESTCOAST	SALES ACCOUNT MANAGER IV

366339	Golden	Marcy R	10/02/2010	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	PROCUREMENT ASSISTANT B

345375	Ballew	Charlsia S	10/09/2010	US-GA-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES CHEM CORP ACCTS	STRATEGIC ACCOUNT MANAGER II

367019	Cramer	Cabrina M	10/12/2010	US-IL-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES PLASTICS MW CHICAGO	SALES ACCOUNT MANAGER III

363044	Goss	Fhonda	10/21/2010	US-MS-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES PLASTICS EAST SE ATLANTA	SALES ACCOUNT MANAGER III

339963	Lambeth	Stephen	10/30/2010	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG BUS SUP PRCH PLAS DIST	PROCUREMENT ASSISTANT B

194300	Lasine	Stephen B	10/30/2010	US-VA-ROANOKE	ADC-ASH DIST	DIST SALES CHEM SE/SW CAROLINAS	SALES ACCOUNT MANAGER IV

349705	Mory	David	11/06/2010	US-CT-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES PLASTICS EAST NE NEW ENGLAND	SALES ACCOUNT MANAGER II

404190	Parker	Dawn M	11/13/2010	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	PROCUREMENT ASSISTANT B

344610	Parrish	Kimberly	11/19/2010	US-OH-DUBLIN-DA	ADC-ASH DIST	ASHLAND DISTRIBUTION	EXECUTIVE ASSISTANT II

242764	Selly	Curtis J	11/25/2010	US-MN-SHAKOPEE (SC-4471)	ADC-ASH DIST	DIST SALES PLASTICS WEST MINNEAPOLIS	SALES ACCOUNT MANAGER IV

345429	Bonk	Joseph	12/06/2010	US-GA-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES COMPOSITES SE	SALES ACCOUNT MANAGER IV

Pers. No.	Last name	First name	Term Date	Personnel Area	Personnel Subarea	Organizational Unit	Position
337276	Kielty	Daniel D	01/17/2011	US-FL-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES COMPOSITES SE	SALES ACCOUNT MANAGER IV
342811	Martin	Steve G	01/22/2011	US-CA-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES CHEM MW/W PERS CARE/ARIZONA	SALES ACCOUNT MANAGER IV
52810	O’Keefe	Paul R	01/22/2011	US-NJ-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES PLASTICS EAST NE NEW JERSEY	SALES ACCOUNT MANAGER IV
359883	Petru	Keith	01/22/2011	US-TX-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES ENV SVCS SW	SALES ACCOUNT MANAGER II
275686	Waldron	Jeffrey L	01/22/2011	US-CA-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES PLASTICS WEST SAN FRAN	MANAGER SALES II
350393	Wagner	Michael	01/29/2011	US-OH-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES CHEM CORP ACCTS	STRATEGIC ACCOUNT MANAGER II
343785	Mills	Thomas	02/07/2011	US-CO-NON-FACILITY LOCATION	ADC-ASH DIST	DISTSALESENVSVCSWESTCOAST	SALES ACCOUNT MANAGER III
341172	Padilla	Anthony	02/08/2011	US-AZ-NON-FACILITY LOCATION	ADC-ASH DIST	DISTSALESENVSVCSWESTCOAST	SALES ACCOUNT MANAGER III
262866	Harris	Michaela A	02/12/2011	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG BUS SUP METRICS	MANAGER BUSINESS METRICS
196259	Kedo	Alexander	02/19/2011	US-OH-DUBLIN-DS	ADC-ASH DIST	DIST GLBL SRCG ENV SVCS	PRODUCT MANAGER I
246687	Valentino	Roslyn J	02/19/2011	US-TX-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES ENV SVCS SW	SALES ACCOUNT MANAGER III
31529	Freeman	William E	02/21/2011	US-KY-NON-FACILITY LOCATION	ADC-ASH DIST	DIST SALES CHEM OV/NE DUBLIN	SALES ACCOUNT MANAGER IV
45843	Vierck	Scott W	03/01/2011	US-TX-NON-FACILITY LOCATION	ADC-ASH DIST	DISTRIBUTION MARKETING OIL/GAS	STRATEGIC ACCOUNT MANAGER II
52444	Jones	Brooks R	03/10/2011	US-CA-NON-FACILITY LOCATION	ADC-ASH DIST	DISTSALESCOMPOSITESWESTCOAST	MANAGER SALES II

Supply Chain - Groups Supporting Ad - US Terminations

Pers. No.	Last name	First name	Term Date	Personnel Area	Personnel Subarea	Organizational Unit	Position
15479	Anderson	Margaret A	08/01/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC CREDIT DISTRIBUTION CHEM	CREDIT REPRESENTATIVE SEN

274522	Simpson	Cornell C	08/02/2010	US-TX-HOUSTON (SC)	ASCW-WHSE	SC PTD LOG WEST HOUSTON	DRIVER/MATERIAL HANDLER

403635	Bieze	Wallace	08/02/2010	US-AL-VANCE	ASCW-WHSE	SC PTD LOG IRM MERCEDES VANCE	MATERIAL HANDLER

345569	Krukowski	Robert	08/06/2010	US-NY-BINGHAMTON (SC)	ASCW-WHSE	SC PTD LOG EAST BINGHAMTON	DRIVER/MATERIAL HANDLER

367044	Davidson	Matthew J	08/11/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	CUSTOMER SERVICE REPRESENTATIVE I

349822	Gress	Jason T	08/14/2010	US-NY-TONAWANDA	ASCW-WHSE	SC PTD LOG NORTH TONAWANDA	MATERIAL HANDLER

403805	Gale	Brittany A	08/28/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	CUSTOMER SERVICE REPRESENTATIVE I

405081	Reyes	Mario	08/28/2010	US-FL-MIAMI	ASCW-WHSE	SC PTD LOG SE MIAMI	DRIVER/MATERIAL HANDLER

330962	Sheridan	Karry A	08/30/2010	US-AL-LINCOLN	ASCW-WHSE	SC PTD LOG IRM HONDA LINCOLN	OFFICE ASSISTANT A

402729	Isbell	Elizabeth	09/02/2010	US-TN-MEMPHIS (SC)	ASCW-WHSE	SC PTD LOG SE MEMPHIS	INVENTORY CONTROL COORDINATOR A

310278	Latimer	Kelly C	09/05/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC CREDIT DISTRIBUTION CHEM	CREDIT ASSISTANT A

367442	Aleman	Aurio A	09/13/2010	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	LEADPERSON

286967	Hall	Monica N	09/22/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC CREDIT DISTRIBUTION CHEM	CREDIT REPRESENTATIVE II

402718	Hatcher	Donald H	09/22/2010	US-TN-MEMPHIS (SC)	ASCW-WHSE	SC PTD LOG SE MEMPHIS	DRIVER/MATERIAL HANDLER

404350	Moraga	Steve D	09/24/2010	US-CA-FAIRFIELD	ASCW-WHSE	SC PTD LOG WEST FAIRFIELD	FACILITY SUPERVISOR II

331127	Gerringer	George P	09/25/2010	US-CA-FONTANA	ASCW-WHSE	SC PTD LOG WEST FONTANA	FACILITY MANAGER II

293784	Conwell	Stephen	09/29/2010	US-NJ-CARTERET	ASCW-WHSE	SC PTD LOG EAST CARTERET	TANK TRUCK DRIVER

348042	Archer	Rebecca	10/01/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC CHEM MW1	CUSTOMER SERVICE REPRESENTATIVE I

19976	Bongiovanni	Linda A	10/01/2010	US-NJ-CARTERET	ASCW-WHSE	SC PTD LOG EAST CARTERET	INVENTORY CONTROL COORDINATOR LEAD

360877	Hernandez	Elsa	10/02/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC GTM AI AAFI	CUSTOMER SERVICE REPRESENTATIVE II

Pers. No.	Last name	First name	Term Date	Personnel Area	Personnel Subarea	Organizational Unit	Position

350439	Andrada	Moses	10/04/2010	US-CA-CARSON	ASCW-WHSE	SC PTD LOG WEST CARSON/FONTANA	MATERIAL HANDLER

363574	Lopez	Dustin B	10/06/2010	US-TX-HOUSTON (SC)	ASCW-WHSE	SC PTD LOG WEST HOUSTON	MATERIAL HANDLER

345615	Wysong	Christine D	10/12/2010	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	CUSTOMER SERVICE REPRESENTATIVE I

65550	Crawley	Robert H	10/23/2010	US-AL-BIRMINGHAM	ASCW-WHSE	SC PTD LOG SE BIRMINGHAM	DRIVER/MATERIAL HANDLER

366791	Lowe	Greggory C	10/29/2010	US-KS-KANSASCITY (SC)	ASCW-WHSE	SC PTD LOG MW KANSAS CITY	MATERIAL HANDLER

405892	Rivera	Joaquin	11/05/2010	PR-CATANO 1031	ASCW-WHSE	SC PTD LOG SE SAN JUAN	WAREHOUSE LEAD

322578	Young	Danny Wayne	11/13/2010	US-TX-GARLAND	ASCW-WHSE	SC PTD LOG WEST GARLAND	DRIVER/MATERIAL HANDLER

325906	Crawford-Irie	Juliette	11/16/2010	US-NJ-CARTERET	ASCW-WHSE	SC PTD LOG EAST CARTERET	INVENTORY CONTROL COORDINATOR A

405021	Caldwell	Kimberly Dawn	11/18/2010	US-IN-GREENSBURG (SC)	ASCW-WHSE	SC PTD LOG IRM HONDA GREENSBURG	WAREHOUSEPERSON

50016	Dewitt	Samuel R	11/21/2010	US-NC-CHARLOTTE (SC)	ASCW-WHSE	SC PTD LOG EAST CHARLOTTE	WAREHOUSE LEAD

401327	Gonzales	Eli A	12/06/2010	US-TX-HOUSTON (SC)	ASCW-WHSE	SC PTD LOG WEST HOUSTON	MATERIAL HANDLER

404944	Scheide	Thomas M	12/10/2010	US-IL-WILLOW SPRINGS	ASCW-WHSE	SC PTD LOG MW WILLOW SPRINGS	MATERIAL HANDLER

72159	Balla	Roderick C	12/11/2010	US-IL-WILLOW SPRINGS	ASCW-WHSE	SC PTD LOG MW WILLOW SPRINGS	MATERIAL HANDLER

401281	Hytinen	Nathaniel J	12/14/2010	US-OH-RUSSELLS POINT	ASCW-WHSE	SC PTD LOG IRM HONDA RUSSELLS POINT	MATERIAL HANDLER

349433	Neal	Jerry D	12/15/2010	US-OH-EVENDALE	ASCW-WHSE	SC PTD LOG OV EVENDALE	DRIVER/MATERIAL HANDLER

50041	Walker	Janice M	12/31/2010	US-TX-HOUSTON (SC)	ASCW-WHSE	SC PTD LOG WEST HOUSTON	INVENTORY CONTROL COORDINATOR A

338183	Maguire	Paul	01/01/2011	US-OH-DUBLIN-DA	ASC-ASH SUP CHN	SC OTC CREDIT COLLECTIONS/INTL	CREDIT REPRESENTATIVE SENIOR

4702	Kiser	Thomas L	01/01/2011	US-OH-TWINSBURG (SC-1842)	ASCW-WHSE	SC PTD LOG OV TWINSBURG	DRIVER/MATERIAL HANDLER

24904	Lowe	Anastasia	01/01/2011	US-OH-TWINSBURG (SC-1842)	ASCW-WHSE	SC PTD LOG OV TWINSBURG	INVENTORY CONTROL COORDINATOR A

Pers. No.	Last name	First name	Term Date	Personnel Area	Personnel Subarea	Organizational Unit	Position
42629	Galindo	Calletano M	01/01/2011	US-TX-MIDLAND	ASCW-WHSE	SC PTD LOG WEST MIDLAND	WAREHOUSE LEAD

65910	Pike	Bobby R	01/01/2011	US-AL-BIRMINGHAM	ASCW-WHSE	SC PTD LOG SE BIRMINGHAM	DRIVER/MATERIAL HANDLER

241919	Hogan	Patrick J	01/01/2011	US-NJ-CARTERET	ASCW-WHSE	SC PTD LOG EAST CARTERET	TANK TRUCK DRIVER

327283	Sandefur	Beverly M	01/01/2011	US-OH-GROVECITY (SC)	ASCW-WHSE	SC PTD LOG OV GROVECITY	INVENTORY CONTROL COORDINATOR A

50317	Walls	Charles R	01/05/2011	US-GA-DORAVILLE	ASCW-WHSE	SC PTD LOG SOUTHEAST	REGIONAL LOGISTICS MANAGER

356941	Coyne	Judy	01/06/2011	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC CHEM W	CUSTOMER SERVICE REPRESENTATIVE I

406174	Mosher	Stephen Lloyd	01/07/2011	US-NY-BINGHAMTON (SC)	ASCW-WHSE	SC PTD LOG EAST BINGHAMTON	DRIVER/MATERIAL HANDLER

349450	Pierce	Shawna	01/08/2011	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC CHEM CORP ACCTS	CUSTOMER SERVICE REPRESENTATIVE II

350931	Brown	Julietta M	01/11/2011	US-IL-WILLOW SPRINGS	ASCW-WHSE	SC PTD LOG MW WILLOW SPRINGS	INVENTORY CONTROL COORDINATOR B

298736	Harris	Keith	01/15/2011	US-OH-DUBLIN-DA	ASC-ASH SUP CHN	SC GLOBAL LOGISTICS	VICE PRESIDENT SUPPLY CHAIN OPTIMIZATION

341350	Hawkins	Jerry	01/15/2011	US-SC-GREER	ASCW-WHSE	SC PTD LOG IRM BMW GREER	SENIOR LEADPERSON

406057	Mychaluk	Daniel	01/24/2011	US-NJ-CARTERET	ASCW-WHSE	SC PTD LOG EAST CARTERET	TANK TRUCK DRIVER

356028	Burchett	Phillip W	01/25/2011	US-IL-WILLOW SPRINGS	ASCW-WHSE	SC PTD LOG MW WILLOW SPRINGS	DRIVER

401472	Cranmer	Lauren R	01/31/2011	US-DE-WILMINGTON (LAB)	ASC-ASH SUP CHN	SC PTD LOG IRM RESEARCH CNTR WILMINGTON	IRM SUPERVISOR

365635	Morris	Clint L	01/31/2011	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	INTEGRATED RESOURCE MANAGER I

92044	Vermillion	Bonnie J	02/01/2011	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC CHEM	ADMINISTRATIVE SUPPORT ASSISTANT SENIOR

65617	Hunter	James B	02/01/2011	US-NC-CHARLOTTE (SC)	ASCW-WHSE	SC PTD LOG EAST CHARLOTTE	MATERIAL HANDLER

71284	Keich	Robert C	02/01/2011	US-LA-BATON ROUGE (SC)	ASCW-WHSE	SC PTD LOG SE BATON ROUGE	FACILITY MANAGER I

190674	Hurrle	Michael P	02/01/2011	US-MN-SHAKOPEE (SC-4471)	ASCW-WHSE	SC PTD LOG MW SHAKOPEE	MATERIAL HANDLER

361721	Kuenstler	Kyle R	02/01/2011	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	LEADPERSON

Pers. No.	Last name	First name	Term Date	Personnel Area	Personnel Subarea	Organizational Unit	Position
361852	Garcia	Carlos A	02/01/2011	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	LEADPERSON

366536	Lozano	Edgar N	02/01/2011	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	CHEMICAL HANDLER

366602	Plebanski	Daniel J	02/01/2011	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	CHEMICAL HANDLER

404833	Rivera	Salvador	02/01/2011	US-TX-AUSTIN	ASCW-WHSE	SC PTD LOG IRM SAMSUNG AUSTIN	CHEMICAL HANDLER

324280	Bassett	Charles D	02/07/2011	US-TN-SMYRNA	ASCW-WHSE	SC PTD LOG IRM NISSAN SMYRNA	INTEGRATED RESOURCE MANAGER I

406637	Nikitas	Jonathan C	02/17/2011	US-SC-BLYTHEWOOD	ASCW-WHSE	SC PTD LOG IRM BOSE BLYTHEWOOD	MATERIAL HANDLER

403301	Gutierrez	Jordan	02/18/2011	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC CHEM W	CUSTOMER SERVICE REPRESENTATIVE I

403721	Ramirez	Kevin B	02/18/2011	US-OH-DUBLIN-DS	ASC-ASH SUP CHN	SC OTC NA DUBLIN DC CHEM W	CUSTOMER SERVICE REPRESENTATIVE I

403246	Smallacombe	Mark	02/22/2011	US-PA-MORRISVILLE (SC)	ASCW-WHSE	SC PTD LOG EAST MORRISVILLE	WAREHOUSEPERSON

65410	Jones	Cedric L	03/01/2011	US-GA-DORAVILLE	ASCW-WHSE	SC PTD LOG SE DORAVILLE	DRIVER/MATERIAL HANDLER

66160	Bellamy	Herbert	03/01/2011	US-NC-CHARLOTTE (SC)	ASCW-WHSE	SC PTD LOG EAST CHARLOTTE	DRIVER/MATERIAL HANDLER

360771	Campbell	Jessica L	03/01/2011	US-TX-GARLAND	ASCW-WHSE	SC PTD LOG WEST GARLAND	INVENTORY CONTROL COORDINATOR A

403658	Taylor	Katherine D	03/02/2011	US-SC-BLYTHEWOOD	ASCW-WHSE	SC PTD LOG IRM BOSE BLYTHEWOOD	WAREHOUSEPERSON

Schedule 5.19(a)

Seller Benefit Plans

1.	Ashland Hercules Pension Plan
2.	Ashland Inc. Supplemental Early Retirement Plan
3.	Ashland Inc. Deferred Compensation Plan for Non-Employee Directors
4.	Ashland Inc. Deferred Compensation Plan for Employees
5.	Ashland Inc. Nonqualified Excess Benefit Pension Plan
6.	Ashland Inc. Incentive Plan
7.	Employee Stock Ownership Plan of Ashland Inc.
8.	Ashland Inc. Employee Savings Plan
9.	Ashland Inc. Group Legal Pan
10.	Ashland Inc. Travel Accident Insurance Plan – Domestic
11.	Ashland Inc. Travel Accident Insurance Plan – International
12.	Ashland Inc. Adoption Assistance Plan
13.	Employee Assistance Program of Ashland Inc.
14.	Ashland Inc. Sick and Severance Pay Plan
15.	Ashland Inc. Leveraged Employee Stock Ownership Plan
16.	Ashland Inc. Long Term Disability Plan
17.	Ashland Inc. Long Term Care Plan
18.	Ashland Inc. Dental Plan
19.	Ashland Inc. Medical Plan
20.	Ashland Inc. Retiree Medical Plan, Age 65 and Older
21.	Ashland Inc. Vision Plan
22.	Ashland Inc. Flexible Spending Accounts Plan
23.	Ashland Inc. Severance Pay Plan - Bands 21 and above
24.	Ashland Inc. Severance Pay Plan - Bands 20 and below
25.	Ashland Inc. Basic Death & Dismemberment Plan
26.	Ashland Inc. Occupational Death & Dismemberment Plan
27.	Ashland Inc. Voluntary Accidental Death & Dismemberment Insurance Plan
28.	Ashland Inc. Group Life Insurance Plan
29.	Ashland Inc. Group Variable Universal Life Insurance Plan
30.	Ashland Inc. Group Auto & Homeowner’s Insurance
31.	Ashland Inc. Group Financial Services
32.	Letter Agreements between Robert M. Craycraft and Ashland Inc., dated July 29,2010
32.	Letter Agreements between Brian Brockson and Ashland Inc., dated August 31,2010
33.	Letter Agreements between Michael J. Smith and Ashland Inc., dated August 31,2010
34.	Letter Agreements between Michael E. Gilbert and Ashland Inc., dated August31, 2010
35.	Letter Agreements between Dale E. Leachman and Ashland Inc., dated August31, 2010
36.	Change in Control Agreement, dated December 2, 2008 between Ashland, Inc. and Robert M. Craycraft
37.	Western Conference of Teamsters Pension Trust
38.	International Brotherhood of Teamsters Local 705 Pension Fund
39.	Central States Southeast and Southwest Area Pension Fund
40.	Ashland Inc. Triple S Salude Plan

Schedule 5.19(f)

Termination or Partial Termination of Seller Benefit Plans

In 2006, in association with the sale by Ashland Inc. of Ashland Paving And Construction, Inc. (APAC) to Oldcastle Materials, Inc, the APAC Hourly Pension Plan was partially terminated.

Schedule 5.19(g)

Payments Conditioned upon the Consummation of the Contemplated Transaction

1.	Letter Agreement between Robert M. Craycraft and Ashland Inc., dated July 29, 2010.

2.	Letter Agreement between Brian Brockson and Ashland Inc., dated August 31, 2010.

3.	Letter Agreement between Michael J. Smith and Ashland Inc., dated August 31, 2010.

4.	Letter Agreement between Michael E. Gilbert and Ashland Inc., dated August 31, 2010.

5.	Letter Agreement between Dale E. Leachman and Ashland Inc., dated August 31, 2010.

6.	In certain foreign jurisdictions, severance may be automatically payable as aresult of the consummation of the Contemplated Transaction.

Schedule 5.19(h)

Equity Compensation Plans

1.	Employee Stock Ownership Plan of Ashland Inc.

2.	2006 Ashland Inc. Incentive Plan, approved January 26, 2006

3.	FY 2009-2011 Long Term Incentive Program

4.	FY 2010-2012 Long Term Incentive Program

5.	Ashland Inc. Leveraged Employee Stock Ownership Plan

Schedule 5.19(j)

Proceedings against Seller Benefit Plans

1.	Pursuant to the Union Contracts, unions with respect to the Business may on aperiodic basis request audits of Ashland’s contributions to the applicable defined benefit pension plans. In 2010, International Brotherhood of Teamsters Local 781, in which Employees at Ashland’s Willow Springs, St. Louis and Louisville facilities participate, had requested an audit of the Central States Southeast and Southwest Area Pension Fund (the “Central States Fund”). An onsite meeting between Ashland and the Central States Fund’s auditors occurred in December, 2010. Ashland has been advised by the administrator of the Central States Fund that the audit has been concluded without any required action by, or penalty against, Ashland.

2.	Ashland is currently party to the following grievance arbitrations pursuant to theUnion Contracts:

Location	Local Union	Description of Case
Willow Springs, IL	705	Willard Morris, Termination (arbitration) (initially filed as a unfair labor practice, but deferred to arbitration by the National Labor Review Board)
Willow Springs, IL	705	David Lavelle, Termination (arbitration pending)
Willow Springs, IL	781	Wage Interpretation (arbitration pending)
Fairfield, CA	70	Gerritt Hartkamp Termination (step 3 of arbitration)
Fairfield, CA	70	Ernie Carrion 2 Day Suspension (step 3 of arbitration)
Fairfield, CA	70	Victor Johnson 2 Day Suspension (step 3 of arbitration)

Schedule 6.5

Buyer Governmental Consents and Approvals

1.	Buyer expects the parties will be required to make a merger control filing in theUnited States under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

2.	Additional merger control filings for Europe, Canada and Turkey (assuming thatthe acquisition will need to be notified in Turkey based on the new law coming into force January 1, 2011 (The Communique No. 2010/4 on Mergers and Acquisitions Subject to the Approval of the Competition Board, adopted on October 7, 2010)).

3.	All environmental permits, including, without limitation, RCRA and air permits, may require filings or consents in connection with transfer, amendment or termination under Environmental Law.

4.	Buyer may be required to make a filing under the Investment Canada Act.

Schedule 7.5(a)

Employees

Please see Exhibit A to Schedule 7.5(a).

Exhibit A to Schedule 7.5(a)

Exhibit A to Schedule 7.5(a)

Employees

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Spain	1288	Crespo Pla	Jorge	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Maintenance Worker	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	1298	Garcia Ramirez	Joaquin	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Production Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	1302	Marin Jimenez	Antonio Jesus	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Lab Assistant B	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	1305	Tell Sans	Pere Joan	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Spain	1312	Gomez Fernandez	Manuel	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Forklift Driver	DIST INTL EMEA EUROPEAN SLS IBERIA WHSE	701192	ES1 AD - BARCELONA
Germany	2096	Werner	Fred	DE-STUTTGART	“European Employee”	ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DIST INTL EMEA EUROPEAN SLS DACH	701208	DE AD Tech Serv
Portugal	2118	Arezes	Alan	PT-LEIRIA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS IBERIA	700727	PT Plastics Selling
Italy	2134	Armiraglio	Luca Emanuele Cesare	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Sweden	2243	Rolfsman	Yvonne	SE-STENUNGSUND	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT II	DIST INTL EMEA EUROPEAN SLS NORDIC	701238	SE Plastics In Coun
Spain	2255	Hernandez Mesa	Francisco	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Plant Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Canada	2368	Palmer	Kathleen	CA-MISSISSAUGA EAST		ASC-ASH SUP CHN	Credit Representative	SC OTC CREDIT CANADA	990284	CA Canada Credit	Schedule 1.1(b) Employee
Canada	2430	Bissonnette	Marc	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
Canada	2447	Hunt	Paul	CA-MISSISSAUGA NORTH		ASCW-WHSE	Plant Supervisor	SC PTD LOG CANADA MISSISSAUGA NO DAY	701406	CA D Miss KTN - Whse
Canada	2448	Gomes	Philip	CA-MISSISSAUGA NORTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA NO DAY	100010	CA V Miss W Plant
Canada	2450	Standing	Regan	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO NIGHT	700056	CA D Miss S-Whse
Spain	2469	Martinez Calderon	Jorge	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Plant Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Spain	2570	Gambotto	Giovanni	ES-BARCELONA	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Germany	2583	Dadakou	Nektaria	DE-STUTTGART	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Germany	2656	Früchtl	Heiko	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Canada	2673	Provencher	Constance	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
Canada	2683	Grice	Deborah	CA-MISSISSAUGA EAST		ASC-ASH SUP CHN	CREDIT ASSISTANT SR	SC OTC CREDIT CANADA	990284	CA Canada Credit	Schedule 1.1(b) Employee
Canada	2768	Montminy	Lina	CA-MONTREAL	“European Employee”	ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES PLASTICS WEST EAST CANADA	700007	CA D East Plas-Selli
USA	2794	WHITLOCK	WILLIAM E	US-OH-DUBLIN-TECH W		ADC-ASH DIST	MANAGER TECHNICAL SERVICES	DIST GLBL SRCG CHEM TECH SVCS	701132	US D Srcing Tech Ch
Canada	2952	Voyer	Renee-Claude	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Italy	2958	Cavalleri	Luca	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Germany	4368	Retzmann	Dieter	DE-STUTTGART	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE II	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
USA	4428	MILLER	JAMES E	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
Italy	4519	Gejo	Joanna Patricya	IT-MILANO	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA MILAN	990252	Ash Italia SPA-OTC	Schedule 1.1(b) Employee
Denmark	4553	Høyer-Larsen	Kasper Ivan	DK-COPENHAGEN	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS NORDIC	701246	DK Plastics Selling
Norway	4567	Larsen	Dag Tore	NO-NONFACILITY LOC-0471	“European Employee”	ADC-ASH DIST	MANAGER SALES I	DIST INTL EMEA EUROPEAN SLS NORDIC	700757	NO Plastics Selling
Canada	4573	Searle	Wendy	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
Canada	4607	Palm	Greg	CA-RICHMOND		ASCW-WHSE	Material Handler	SC PTD LOG CANADA RICHMOND	700066	CA D Vancouver - Whs
USA	4609	HATHCOCK	KAREN L	US-NC-CHARLOTTE (SC)		ASCW-WHSE	ENVIRONMENTAL HEALTH & SAFETY COMPLIANCE	SC PTD LOG SOUTHEAST	700171	US Dist SE Reg Oper
Poland	4648	Jankowski	Robert	PL-NONFACILITY LOC-0481	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701224	PL Plastics Selling

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	4688	Kucharew	Karen	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LD	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
Canada	4692	Adamjee	Abizer	CA-EDMONTON NON FAC LOC		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
Poland	4724	Bogusz	Katarzyna	PL-WARSAW	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT II	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701228	PL Plastics In Coun
Spain	4777	Serrano Vigo	Leticia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT III	DIST INTL EMEA PURCHASING III	701188	ES1 AD Cent Purch
USA	4802	NEWHART	DAVID L	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	REGIONAL LOGISTICS MANAGER	SC PTD LOG OHIO VALLEY	700337	US DistMWRegSub1 Ops
France	4804	Carlier	Patrice	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Canada	4806	Moniz	Jeff	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
USA	4888	O’HAROLD	MICHAEL R	US-PA-MORRISVILLE (SC)		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	4928	DOUGLAS	PAUL J	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	4932	DALY	ANGELICA	US-IL-WILLOW SPRINGS		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
Canada	5220	Nickerson	Kyle	CA-MISSISSAUGA SOUTH		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO NIGHT	700056	CA D Miss S-Whse
Canada	5278	Snell	Geoffrey	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
Canada	5374	Janes	Paul	CA-BEDFORD		ADC-ASH DIST	SALES SPECIALIST	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell
Canada	5491	Plante	Helene	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Germany	5539	Gruebel	Nina	DE-STUTTGART	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Canada	5638	Rosier	Glenna	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
United Kingdom	5904	Tilley	Anna	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701183	GB Plastics In Cou

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	5923	Hehn	Jason	CA - EDMONTON		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Poland	6074	Budyta	Justyna	PL-WARSAW	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA WARSAW	990256	Ash Poland ZOO-OTC	Schedule 1.1(b) Employee
Spain	6268	Da Fonseca Simao	Carla Sofia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Purchasing Assistant	DIST INTL EMEA EUROPEAN SLS IBERIA	700725	ES Plastics In Coun
Spain	6384	Luppi	Maria Grazia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SCIENTIST I	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Poland	6404	Wojcik-Majtas	Grazyna	PL-WARSAW	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA WARSAW	990256	Ash Poland ZOO-OTC	Schedule 1.1(b) Employee
Canada	6422	Babcock	Keenan	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	6423	Scheidegger	Devon	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	6515	Ahmed	Osman	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Spain	6597	Cano Mendez	Juan Carlos	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Plant Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
China	6626	Li	Huiming(Michael)	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
USA	6656	CONNER	DAVID F	US-OH-GROVE CITY (SC)		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG OV GROVE CITY/COLUMBUS	700369	US D Grove City Del
China	6683	Liu	Xiang(Gem)	CN-SHANGHAI-CHC		ADC-ASH DIST	MANAGER SALES I	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
Canada	6693	Tempestilli	Sonia	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	REGIONAL BUSINESS ASSOCIATE	SC OTC NA MONTREAL	700082	CA D Cntl Comp-Sell	Schedule 1.1(b) Employee
Mexico	6705	Cortes Rivera	Erick Gabriel	MX-MONTERREY 1802		ASCW-WHSE	SALES ACCOUNT MANAGER I	DIST SALES ENV SVCS WEST COAST	701425	DM US PLAS WCOAST-MX
China	6730	Sun	Weiwen(Helen)	CN-SHANGHAI-CHC		ADC-ASH DIST	ADMINISTRATIVE ASSISTANT IV	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
Canada	6732	Marin	Jose	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	6792	Greatrix	Hilliard	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	6902	Guerin	Christine	CA-MONTREAL	“European Employee”	ASCW-WHSE	INVENTORY CONTROL COORDINATOR	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	7273	WEEMS	KATHY JOAN	US-GA-DORAVILLE		ASCW-WHSE	ADMINISTRATIVE SUPPORT ASSISTANT SENIOR	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	8935	RIVERA	JOSE E	US-FL-MIAMI		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	9885	SERNEY	ROBERT M	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER I	DIST GLBL SRCG CHEM HYDROCARBONS	700683	US D Sourcing Chem’s
USA	10129	ERICKSON	VIRGIL R	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	10534	HURTT	FREDERICK C	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	10652	OLNEY	MICHAEL D	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	11105	KIEP	MARK W	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST GLBL SRCG CHEM COMMODITIES	700683	US D Sourcing Chem’s
USA	11198	LAZAR	SHARMA K	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT SPECIALIST II	DIST GLBL SRCG PLASTICS OLEFINS	700681	US D Sourcing Plstcs
USA	11246	PERKINS	JULIE A	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	LOAD COORDINATOR	SC GLOBAL LOGISTICS NA TRANS BULK/EAST	991172	Logistics	Schedule 1.1(b) Employee
USA	11262	PETTY	JENNIFER L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPPLIER RELATIONS SPECIALIST	SC OTC IMPORT/EXPORT DIST	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	11316	LITHGO	GARY A	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL
USA	11397	BUERKLE	FRED J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	12360	WING	DIANA L	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER I	DIST GLBL SRCG CHEM SPEC	700683	US D Sourcing Chem’s
USA	12961	HUTZLER	CHARLES T	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	REGIONAL SUPPLY MANAGER	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM
USA	12963	GRIFFIN	DWIGHT R	US-TN-KNOXVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST KNOXVILLE	700235	US D Knoxville Whse
USA	13792	WHITE	GEORGE E	US-NY-TONAWANDA		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	13813	EASTMAN	PAUL H	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	15154	LEACHMAN	DALE E	US-OH-DUBLIN-DS		CORP-CORPORATE	DIRECTOR ACCOUNTING	FIN SVCS CONTROLLER MGRL/BUDG DC	992036	ADC Controller
USA	15304	SULLIVAN	DOUGLAS L	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST GLBL SRCG CHEM HYDROCARBON / METH	700683	US D Sourcing Chem’s
USA	15374	BERRY	TONYA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	15428	LEWIS	SUSAN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	15451	WRIGLEY	REBECCA S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	15456	BLEVINS	CONNIE L	US-OH-DUBLIN-DS		ADC-ASH DIST	CUSTOMER SERVICE REPRESENTATIVE SENIOR	DIST GLBL SRCG CHEM METHANOL	701066	US D Meth CS
USA	15463	SWARTZ	PAUL D	US-OH-DUBLIN-DS		ADC-ASH DIST	REGIONAL SUPPLY MANAGER	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM
USA	15521	MCKINZIE	DEBORAH A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	15741	FARLEY	GLEN D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	MANAGER BUSINESS CREDIT II	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	15837	SEMANS	THOMAS P	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR ENVIRONMENTAL SERVICES	DIST SALES ENV SVCS	700663	US D Sellers at ADC
USA	15894	RIDER	WENDY L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	16435	WILSON	DAVID L	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	16795	HUEMMER	JEFFERY A	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS CORP ACCTS IRM	701169	USD Corp Acct ES IRM
USA	17142	BYARS	RICHARD P	US-FL-MIAMI		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	17145	IBANEZ	FELIX J	US-FL-MIAMI		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	18302	DAVIS	GLENN R	US-GA-SAVANNAH		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E
USA	18840	COSGROVE	DENNIS P	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	19085	NORRELL	ROBERT K	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	19095	PROVOST	CAROL E	US-NC-CHARLOTTE (SC)		ASCW-WHSE	BUSINESS SUPPORT ASSISTANT SENIOR	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	19157	OLEY	GERARD J	US-NC-CHARLOTTE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	19170	RAKOWICZ	JAMES E	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	19205	RAMIREZ	GUILLERMO	US-AL-BIRMINGHAM		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	19206	DAY	BOBBY JOE	US-TN-NASHVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	19237	ENGLUND	STEVEN R	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	19292	CASEY	SUSAN L	US-IL-WILLOW SPRINGS		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL
USA	19303	YAHI	ROSE E	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	19322	STANEK	ROGER G	US-MI-WARREN (SC)		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	19359	MCROBERTS	CAROL A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	19365	RIVIEZZO	ANTHONY	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	19381	FRESON	JAMES M	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	19382	HUERKAMP	JEFRI S	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW BIRMINGHAM	701326	DM US CHEM EMRLD CST
USA	19470	MCDONALD	JOHN DANIEL	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	19472	TSCHUDY	KEVIN E	US-OH-EVENDALE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	19477	ALLEN	ALAN B	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	19485	HABROCK	DALE ALAN	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	19487	SCHAAF	DANIEL R	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	19505	RUFENER	DENNIS HENRY	US-TX-HOUSTON (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	19511	WRIGHT	RONALD PRICE	US-TX-HOUSTON (SC)		ASCW-WHSE	DISPATCHER A	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	19512	ZORNES	RANDALL L	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	19528	LUBBERS	ANTHONY B	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	19531	CIESLA	CASIMIR	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	19540	MOORE	GARY W	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	19672	DAUM	HUGH W	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	19740	HEERSEMA	RALPH	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	19741	KOZIEL	BRUNO	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	19742	HAYS	STANLEY GLEN	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
USA	19750	RILEY	RICHARD A	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	19760	RENNER	TERRENCE N	US-TX-GARLAND		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	19798	POPE	ROSS D	US-MN-SAINT PAUL (SC)		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG MW ST PAUL/SHAKOPEE	700497	US D Shakopee Whse E
USA	19936	HOLMES	BRIAN A	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	19946	BROOKS	TERRI R	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DISTRIBUTION MARKETING 1	700696	US D MKTG Tech Chem
Canada	19952	Maj	Peter	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
USA	19958	ANDOOR	JOE	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	19960	CASTANEDA	ALBERT J	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	20073	FRATTINI	JOHN C	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	20171	CARRION	ERNIE R	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	20174	ROBBINS	GARY D	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	20187	March	Richard A	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	20189	ROGERS	WILLIAM V	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	21130	KRONG	JOSEPH P	US-AZ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	21378	CERRA	RONALD M	US-MD-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL
USA	22653	BUTLER	NICHOLAS	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	23317	SCHILLINGER	HARRY J	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST ST LOUIS	701345	DM US PLAS MISSOURI
USA	23737	LOPES	MARIO G	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	24752	FOGLE	LISA E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	24959	GOULD	CAROLYN C	US-TX-GARLAND		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	24961	SEIS	KATHERINE J	US-TX-GARLAND		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	24969	GANT	MARTIN L	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	24972	HERNANDEZ	ROBERT T	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	26714	WILANTEWICZ	JEANNINE M	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	26904	WHITAKER	KENNETH T	US-FL-TAMPA		ADC-ASH DIST	MANAGER SALES I	DIST SALES CHEM SE/SW FLORIDA	701327	DM US CHEM FLORIDA
USA	27713	CADDELL	KERRY J	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	27715	HOFER	NORMAN L	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	29333	HENRY	CHARLES R	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	30619	HAGER	TRACEY JO	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	30864	WALKER	GARY	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	31110	TAYLOR	RODNEY R	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	31257	THOMASON	TIMOTHY L	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	31258	PERRY	STEVEN L	US-MI-LANSING		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	31262	STEVENS	RANDALL	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	31368	AUDETTE	LEONARD J	US-MA-TEWKSBURY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	31587	LANGLOIS	JOHN M	US-MA-TEWKSBURY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	32361	PETRY	TIMOTHY H	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	33777	MAXWELL	LOWELL A	US-GA-DORAVILLE		ASCW-WHSE	MECHANIC	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	34041	ALTIZER	TODD R	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	34825	MATHENY	DANIEL M	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR SOURCE MANAGEMENT	DIST GLBL SRCG CHEM	700683	US D Sourcing Chem’s
USA	36348	WAIT	RONALD C	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT III	FIN SVCS CONTROLLER MGRL/BUDG DC CENTRAL	992036	ADC Controller
USA	37380	KING	TIMOTHY W	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	37472	VALDEZ	DAVID	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	38486	ROUSSELLE	KRISTINA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	IMPORT/EXPORT SUPERVISOR-DISTRIBUTION/PE	SC OTC GTM EXPORT AD/APM	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	38704	WYCKOFF	CYNTHIA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	39815	PICKLESIMON	BEVERLY A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	COLLECTION ASSOCIATE LEAD	SC OTC CREDIT COLLECTIONS/INTL	992047	PM & Water Credit	Schedule 1.1(b) Employee
USA	39859	DAVIS	GAIL D	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	40056	BISSMEYER	WILLIAM B	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS UPPER MW	701339	DM US ES OHIO VALLEY
USA	40761	FITZWATER	JULIA ANN	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	41005	CARR	DOUGLAS K	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR OF SALES	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	41067	DAVIS	WILLIAM R	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	41085	UTZ	SHERRY S	US-NC-CHARLOTTE (SC)		ADC-ASH DIST	REGIONAL SUPPLY MANAGER	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM
USA	41130	HANDLER	TIMOTHY P	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	41168	FREDRICKSON	ROBERT J	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	41169	GALAT	PATSY	US-MI-WARREN (SC)		ASCW-WHSE	OFFICE ASSISTANT SENIOR	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	41172	HALL	RICHARD V	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS EAST INDIANAPOLIS	701336	DM US PLAS MIDWEST
USA	41211	ZUZGA	DANIEL A	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	41215	MCGOWAN	GERARD H	US-MI-WARREN (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	41226	REISDORF	JOHN	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	41398	DAVIS	PAULA J	US-OH-DUBLIN-DS		CORP-CORPORATE	BOOKKEEPER SENIOR	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	41405	BONNER	DEBORAH J	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	41465	CRAWFORD	CHARLES H	US-GA-DORAVILLE		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	41601	BLOUGH	CYNTHIA W	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	41622	VOSS	TIMOTHY A	US-MI-WARREN (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	41706	LEE	JAMES W	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	41707	GINDORFF	THOMAS M	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	41729	BROWN	STEPHEN C	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	MANAGER BUSINESS CREDIT II	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	41847	HERBICK	TERRANCE	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS UPPER MW	701339	DM US ES OHIO VALLEY
USA	41857	RINEHART	WILLIAM ROBERT	US-OH-DUBLIN-DS		ADC-ASH DIST	SUPERVISOR INSIDE TECHNICIAL SERVICE	DIST GLBL SRCG PLASTICS ETP	701131	US D Srcing Tech Pl
USA	41887	BERNDT	CALVIN W	US-WI-MENASHA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW MENASHA	700504	US D Menasha Del Exp
USA	41927	HOMER	HERALD KEVIN	US-UT-CLEARFIELD		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	41958	YANT	STEPHEN R	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	41959	LITZINGER	PAUL J	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs
USA	41970	VICK	THOMAS E	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	42006	ABRAMS	RONALD	US-DE-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW JERSEY	701322	DM US PLAS NORTHEAST
USA	42039	CHRISTIAN	MATTHEW	US-OH-MORAINE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV MORAINE	700361	US D Dayton Del Exp

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	42106	WINICKI	BRIAN A	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	DIRECTOR SALES	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	42112	NEININGER	ANNE L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	42117	SMITH	GREGORY A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	42220	COOPER	MARY ELLEN	US-OH-DUBLIN-DS		CORP-CORPORATE	MANAGER ACCOUNTING III	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	42240	HELFAND	STEVEN V	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS EAST NE NEW JERSEY	701322	DM US PLAS NORTHEAST
USA	42255	MORRIS	MICHAEL C	US-AZ-CHANDLER		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E
USA	42297	ROSTES	DAWN M	US-IL-FRANKLIN PARK		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	42311	HOOD	ROBERT J	US-AL-BIRMINGHAM		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	42370	FITZPATRICK	SHELIA J	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	REGULATORY SYSTEM SPECIALIST LD	SC GLOBAL LOGISTICS DOT SYS & COMP FL OP	991172	Logistics	Schedule 1.1(b) Employee
USA	42414	SACKETT	J DAVID	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	42422	PAYNE	SHEILA A	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	42486	ADKINS	ROGER E	US-OH-DUBLIN-DS		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DISTRIBUTION MARKETING 1	700671	US D G&A
USA	42488	SMEED	DAVID A	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST MINNEAPOLIS	701344	DM US PLAS UPPER MW
USA	42501	VINCENT	WAYNE L	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL
USA	42539	ZAMORANO	NELSON E	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	42565	BENNICK	EDWARD C	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	42716	BEAM	DARLA G	US-AL-BIRMINGHAM		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	42807	Thompson	Jeffrey	US-CA-FAIRFIELD		ASCW-WHSE	Driver	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	42823	MAYFIELD	DENNIS P	US-KY-LOUISVILLE (SC)		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	42827	MARTIN	JOHN D	US-AL-MOBILE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	42855	CROUSE	TERRY L	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DISPATCHER A	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	42901	MAIER	MICHAEL J	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	42941	WYNN	JOE D	US-GA-DORAVILLE		ASCW-WHSE	DISPATCHER SENIOR	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	42957	BAUMAN	BRADLEY J	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	42980	TAYLOR	MICHAEL L	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	42993	JENSON	JOEL R	US-MN-SHAKOPEE (SC-4471)		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST MINNEAPOLIS	701344	DM US PLAS UPPER MW
USA	43002	ANCLIEN	JOSEPH J	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER SALES II	DIST SALES COMPOSITES OH VALLEY	700663	US D Sellers at ADC
USA	43683	Bosomworth	Margaret M	US-AL-MOBILE		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	44409	POKORNY	KATHRYN F	US-IL-FRANKLIN PARK		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met
USA	45007	MARCUM	GARY L	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	45015	COLQUITT	R DAVID	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	45104	MOSSGROVE	CHRISTINE A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	45142	BRUMMER	PAUL E	US-MA-TEWKSBURY		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	45177	HUNTER	FARION D	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	45250	ANDERSON	BARBARA A	US-MN-SHAKOPEE		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST MINNEAPOLIS	701344	DM US PLAS UPPER MW
USA	45281	SCHNURR	MARK	US-PA-MORRISVILLE (SC)		ADC-ASH DIST	DIRECTOR SALES	DIST SALES PLASTICS EAST	700663	US D Sellers at ADC

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	45365	DUSSE’	JAYSON L	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	45384	RODRIQUEZ	ALEXANDER	US-TX-GARLAND		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	45389	SAVAGE	CARL M	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS DEVELOPMENT MANAGER II	DIST SALES CHEM CORP ACCTS BUS DEV CS	700691	USD Corp Acct Chem W
USA	45390	CANTRELL	CHARLES T	US-TN-NASHVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
USA	45413	HANLEY	JEANA L	US-CA-SANTA ANA		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	45421	EAST	JEFFREY D	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	45504	MORROW	TIMOTHY W	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	45568	MINICK	SCOTT L	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	45585	SPIVEY	RONALD W	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	45612	MCNEAL	JERRY	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	45615	MIDDLEBROOKS	JAMES A	US-AL-BIRMINGHAM		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	45619	PITSENBURGER	MILTON J	US-MN-SHAKOPEE (SC-4471)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	45664	HARLEY	CALVIN R	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	45683	ALTERGOTT	JAMES P	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	45691	LEAK	JAMES D	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	45779	HINTON	CYNTHIA	US-TX-GARLAND		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	45780	JARRELL	CAROL J	US-TX-GARLAND		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	45809	EBEL	GERALD D	US-OK-TULSA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	45841	DALLMEYER	HERBERT C	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	45845	HUNSBERGER	MICHAEL E	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	45849	FARRAR	RICKY W	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	45854	ROMINGER	OLINDA G	US-SC-ANDERSON		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	45873	HADDOCK	JOHN T	US-VA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	45879	CAMARA	CARLOS E	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	45887	BOYKIN	RALPH T	US-SC-COLUMBIA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST COLUMBIA	700203	US D Columbia Del Ex
USA	45896	JAMES	KENNETH E	US-KS-KANSAS CITY (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	45963	OLSON	RICHARD S	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	45966	VAIFALE	TAVITA	US-AZ-CHANDLER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E
USA	45979	BLATNEY	BRIAN K	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700417	US D Twins.-Ent. Del
USA	45994	SPRIGGS	JOHN D	US-OH-GROVE CITY (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	49763	VIZCAINO	JUAN M	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	49782	COLONNA	RICHARD S	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	50087	WATSON	ROSEMARY N	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	50132	BARZYK	KENNETH A	US-MI-WARREN (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	50153	KONDRATH	DONNA M	US-OH-MORAINE		ASCW-WHSE	CUSTOMER SVC REP LEAD-GF	SC PTD LOG OV MORAINE	700361	US D Dayton Del Exp
USA	50154	DE BERTRAND	ROGER L	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	50315	KAPP	ROBERT W	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	50342	GRADY	DARRELL L	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	50474	KINNAW	WILLIAM J	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	REGIONAL SUPPLY MANAGER	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	50593	LARSEN	BRYAN L	US-CO-DENVER		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	50599	VANDEMARK	JOHN R	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	50622	SMART	WILLIAM L	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER SALES II	DIST SALES ENV SVCS OH VALLEY	701339	DM US ES OHIO VALLEY
USA	50626	LINK	KATHLEEN J	US-KS-KANSAS CITY (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	50641	GREENWELL	GARY L	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	50782	BENNETT	HURLEY S	US-FL-MIAMI		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	51003	CATANZARITE	PATRICK M	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
USA	51069	PATTERSON	THOMAS H	US-OH-EVENDALE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	51126	TODARELLO	FRANK A G	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	51146	FRESHCORN	DAVID A	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	51192	FITZSIMMONS	WILLIAM W	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	51240	BORGEN	ALAN B	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	51274	GELINAS	JOHN R	US-CA-CARSON		ASCW-WHSE	DISPATCHER A	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	51295	MORAVITS	MARILYN S	US-TX-HOUSTON (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	51313	ROUDABUSH	MICHAEL D	US-OH-COLUMBUS (SC-3849)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV COLUMBUS	700354	US D Fisher RD Whse
USA	51327	GLASGOW	EDWARD A	US-TX-HOUSTON (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	51355	WELD	RANDAL H	US-CA-CARSON		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	51367	BRADLEY	JOHN P	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	52009	FARMER	JEFFERY T	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS SE	701332	DM US ES SE

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	52017	PONZER	GREGORY J	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	52026	WOLF	RICHARD S	US-OH-DUBLIN-DS		ADC-ASH DIST	TEMPORARY EMPLOYEE NON EXEMPT	DIST GLBL SRCG ENV SVCS	700680	US D Sourcing Group
USA	52062	WILLBORN	SCOTT F	US-RI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
USA	52064	EVANS	ROBERT F	US-NY-TONAWANDA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	52090	BOULWARE	DAVID	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	LOGISTICS ANALYST SENIOR	SC GLOBAL LOGISTICS NA TRANS BULK/WEST	991172	Logistics	Schedule 1.1(b) Employee
USA	52095	BERG	DENNIS G	US-WI-MENASHA		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG MW MENASHA	700504	US D Menasha Del Exp
USA	52106	RELLER	ROBERT J	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	52185	GIANNINI	DANIEL A	US-IL-FRANKLIN PARK		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
USA	52188	WILGUS	MICHAEL R	US-OH-DUBLIN-DS		CORP-CORPORATE	MANAGER ACCOUNTING III	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	52224	SMITH	KATHLEEN A	US-PA-MORRISVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	52236	AUGUSTIN	JEROME C	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	52253	DUNN	M WYATT	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES COMPOSITES	700663	US D Sellers at ADC
USA	52258	MALARK	ROBERT J	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	52268	STADLIN	MARK S	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	52278	CLASSEN	JUAN A	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	52287	OCONNELL	GERALD P	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	52290	KESTLER	DIANNA C	US-TX-DALLAS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	52298	YANT	RICHARD P	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	52317	ROMANELLI	JOSEPH F	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST GLBL SRCG CHEM SPEC	700683	US D Sourcing Chem’s
USA	52368	SADLER	KEVIN L	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	52403	SCHAFER	BARBARA J	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	52421	WICKER	PAUL	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	52450	PEDERSEN	SCOTT E	US-IL-FRANKLIN PARK		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
USA	52452	OHLINGER	JAMES W	US-IL-FRANKLIN PARK		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	52476	PHAIR	KEVIN L	US-TN-NASHVILLE (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
Puerto Rico	52479	RIVERA	JORGE L	PR-CATANO 1031		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAN JUAN	701073	PR D Whse
Puerto Rico	52503	IRIZARRY	SANTIAGO	US-PR-NON-FACILITY LOC 1031		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW FLORIDA	701327	DM US CHEM FLORIDA
USA	52538	GROOMS	LESLIE R	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	52553	BRUGGER	CHARLOTTE M	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met
USA	52661	CUCINOTTA	SALVATORE	US-FL-MIAMI		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	52771	WINTERS	MICHAEL D	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	52787	MCGUIRE	TIMOTHY E	US-GA-DORAVILLE		ADC-ASH DIST	REGIONAL SUPPLY MANAGER	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM
USA	52797	GUEX	STEWART O	US-WI-MENASHA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW MENASHA	700504	US D Menasha Del Exp
USA	52837	POIRIER	RACHEL ANN	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	52861	ALVARADO	JORGE A	US-FL-MIAMI		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	52949	SMITH	GAIL R	US-NC-CHARLOTTE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	53000	HERNANDEZ	TINA	US-TN-MEMPHIS (SC)		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG SE JACKSON/MEMPHIS	700283	US D Memphis Whse Ex

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	53004	BISHOP	MCKINLEY	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	53034	WILSON	TODD E	US-TX-HOUSTON (SC)		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	53049	WEIRICH	RITA L	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met
USA	53050	MAHONEY	DIANNE G	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL
USA	53061	SHERRELL	JODY N	US-OK-TULSA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	53076	MARTIN	JANE	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	53130	GORMAN	PATRICK R	US-MN-SHAKOPEE (SC-4471)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	53217	KEENAN	ROBERT E	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES COMPOSITES NE	701323	DM US COMP NE
USA	53232	HOLLINGSWORTH	TOMMY R	US-TN-KNOXVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST KNOXVILLE	700235	US D Knoxville Whse
USA	53253	PANEK	STEVEN L	US-IL-FRANKLIN PARK		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	53299	BREWER	JACK E	US-CA-SANTA ANA		ASCW-WHSE	REGIONAL LOGISTICS MANAGER	SC PTD LOG WEST	700535	US Dist W Reg Oper E
USA	53329	PIERCY	PAUL R	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW HOUSTON	700691	USD Corp Acct Chem W
USA	53340	COLLINS	DALE OWEN	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	53355	HELLEBRAND	ROBERT E	US-CA-SANTA ANA		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
USA	53369	GREENE	ELIZABETH W	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	53404	FUSCO	PAUL	US-DUBLIN - DA2		AI	HUMAN RESOURCES MANAGER	HUMAN RESOURCES	#N/A	#N/A	Schedule 1.1(b) Employee
USA	53464	CHICKOWSKI	JAMES G	US-GA-DORAVILLE		ADC-ASH DIST	DIRECTOR SALES	DIST SALES CHEM SE/SW	700663	US D Sellers at ADC
USA	53521	FREDIN	RANDY C	US-MN-SHAKOPEE (SC-4471)		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS WEST MINNEAPOLIS	701344	DM US PLAS UPPER MW
USA	53579	KILLILEA	THERESA M	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	LOAD COORDINATOR	SC GLOBAL LOGISTICS NA TRANS BULK/EAST	991172	Logistics	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	53588	BELOCK	DONALD R	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR US COMPOSITES	DIST SALES COMPOSITES	700663	US D Sellers at ADC
USA	53611	BOCOOK	DAWN C	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	53653	LEARY	CATHY	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	MANAGER CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM	992725	AD Cust Svc-Chem
USA	53667	LYNCH	MARIA T	US-NH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	53676	STOFFLE	SAMUEL C	US-TN-KNOXVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST KNOXVILLE	700235	US D Knoxville Whse
USA	53687	SERAFIN	MICHAEL J	US-DE-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL
USA	53717	HADLOCK	ALLEN O	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	53794	LAMAR	DAVID L	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	53831	KIRK	JEFFREY J	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER SALES II	DIST SALES ENV SVCS UPPER MW	701347	DM US ES UPPER MW
USA	53883	WEGMAN	MELINDA F	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES III	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	53923	CUTRI	CHRISTOPHER	US-MI-LANSING		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG NORTH LANSING/WARREN	700402	US D Lansing Whse Ex
USA	56510	DAVIS	SUSAN J	US-TX-GARLAND		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	57227	MILLER	MARK A	US-SC-COLUMBIA		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST COLUMBIA	700204	US D Columbia Whse E
USA	57471	CAREY	JOHN J	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	59090	CONSIDINE	DAVID W	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	59105	Craycraft	Robert M	US-OH-DUBLIN-DS		CORP-CORPORATE	US Dollar	ASHLAND DISTRIBUTION	X	PRESIDENT DISTRIBUTION
USA	59485	HILAIRE	WILMAN	US-FL-MIAMI		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	59991	O’NEAL	CRAIG A	US-AL-MOBILE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	61059	COX	RICHARD F	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW BIRMINGHAM	701326	DM US CHEM EMRLD CST
USA	61094	BARE	LAWRENCE C	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	61232	DVORAK	MICHAEL A	US-NH-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	61471	BRAZELL	DONALD R	US-AL-MOBILE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	61625	HIER	ANDREW J	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	61690	VAN DUINE	MICHAEL	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST ST LOUIS	701345	DM US PLAS MISSOURI
USA	61943	JOHNSON	ANTHONY JAMES	US-FL-TAMPA		ASCW-WHSE	DISPATCHER A	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
Canada	62004	Bontje	Brett	CA-MISSISSAUGA EAST		ASCM-MANUF	LAB TECH A	SC PTD PM CP CANADA MISS QLTY	980015	CA PM Miss Plt QC
USA	62544	MILLER	RONALD W	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	62768	CHALLENDER	JEFFREY D	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	62787	HORTON	MARSHA A	US-MI-LANSING		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	62790	UTLEY	MICHELE D	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	63006	ORANTES	JAIME P	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	63038	MATHWIG	DONALD L	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	63347	BASSETT	JOHN M	US-AL-MOBILE		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	63363	DEATON	DARRYL A	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS DEVELOPMENT MANAGER III	DISTRIBUSION SALES CHEMICALS	700684	USD Srcing Mktg
USA	63398	JENKINS	WALTER E	US-AL-MOBILE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	63545	LOGUE	SUSAN E	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	63624	TROUTNER	DANIEL C	US-OH-DUBLIN-DA		CORP-CORPORATE	ACCOUNTANT SENIOR	FIN SVCS CONTROLLER MGRL/BUDG DC CENTRAL	992036	ADC Controller
USA	63741	GARMS	JANE A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	63742	HOOCK	BARRY R	US-OH-DUBLIN-TECH W		ADC-ASH DIST	CHEMIST SENIOR	DIST GLBL SRCG CHEM TECH SVCS	701132	US D Srcing Tech Ch
USA	63879	GUMBKO	MICHAEL F	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	63903	WELLS	KENNETH N	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	63975	WITT	DAVID	US-AZ-CHANDLER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E
USA	64069	HERNANDEZ	REYNALDO G	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	64190	Workman	Glenn	US-NC-CHARLOTTE (SC)		ADC-ASH DIST	MANAGER SALES II	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	65041	MCBRAYER	ALLEN C	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	65101	SIMON	WAYNE L	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	65102	KOONS	DANIEL R	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	65112	BENEDICT	ROBERT T	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	65131	WALDNER	JOSEPH	US-AL-BIRMINGHAM		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	65217	Bowersmith	Jeanette L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	65289	ROBB	S JACQUELINE	US-FL-TAMPA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	65299	MACK	DONALD E	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	65307	ALFORD	DAVID LEE	US-AL-MOBILE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	65385	MCFARLAND	GEORGE T	US-GA-SAVANNAH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E
USA	65392	HARVEY	JACKIE W	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	65395	MOOREHEAD	EMMETT D	US-GA-DORAVILLE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	65399	SIMON	STEPHEN J	US-IN-SOUTH BEND		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS UPPER MW	701339	DM US ES OHIO VALLEY
USA	65400	WILLIS	JAMES A	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	65419	RATCLIFF	ALICE L	US-CO-DENVER		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	65428	GAINES	KEITH W	US-LA-BATON ROUGE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	65450	KROGER	DEAN J	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST INDIANAPOLIS	701336	DM US PLAS MIDWEST
USA	65451	MATHENY	MARSHALL A	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	65470	PRICE	DEBORAH A	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
USA	65514	KAPALA	JOHN M	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	65524	TAYLOR	JAMES ALLEN	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	65532	COLEMAN	ALPHONSE	US-AL-MOBILE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	65541	ZIEGENFUSS	DAVID E	US-OK-TULSA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	65579	BROWN	WILLIAM D	US-GA-DORAVILLE		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	65584	REYNOLDS	DAVID J	US-OH-DUBLIN-DS		ASCW-WHSE	QUALITY COORDINATOR	SC DISTRIBUTION OPERATIONS	992152	AD Op Admin
USA	65605	CHEEKS	LOUIS	US-GA-DORAVILLE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	65654	HARRIS	JAMES S	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR SOURCE MANAGEMENT	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs
USA	65665	MCDONALD	MICHAEL K	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW FLORIDA	701327	DM US CHEM FLORIDA
USA	65689	BYARS	ANNE C	US-FL-MIAMI		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	65776	TRULL	MICHAEL S	US-NC-CHARLOTTE (SC)		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG EAST CHARLOTTE/COLUMBIA	700188	US D Charlotte Whse
USA	65799	LEAK	STEVEN B	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	65846	BLAKELEY	WILLIAM D	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	65879	PRINCE	LEON W	US-NC-CHARLOTTE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	65884	PITT	LONNIE L	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	65941	BUNTING	STEVEN H	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	65958	BUCHHOLZ	STEVEN A	US-MI-WARREN (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	65971	MYERS-GRINDLE	SCARLET A	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	65979	GOSE	LISA N	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	65992	NIELUBOWSKI	MICHAEL A	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	65999	SMITH	GARY D	US-LA-BATON ROUGE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	66021	FAULKNER	WILLIAM R	US-GA-DORAVILLE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	66192	CHAMBERS	JOHNNY L	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	66344	JOHNSON	W SCOTT	US-MI-WARREN		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	66516	BLUBAUGH	MICHAEL G	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	66816	HEUER	MARK ALLAN	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
Canada	67885	Baldaia	Patricia	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
USA	67903	CLARK	JEFFREY A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	68083	SMITH	TYRONE	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	68814	COOK	JOHN J	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	69056	BROMBEREK	JAMES M	US-IL-WILLOW SPRINGS		ASCW-WHSE	LAB TECH LEAD	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	69076	STALEY	JILL B	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	PE PRODUCT SPECIALIST	SC GLOBAL PLANNING AD 2	992076	AD Network Planning

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	71216	MINENNA	PAUL	US-PA-MORRISVILLE (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	71317	Greenlee	Jennifer	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	74357	WASSON	MARK A	US-NC-CHARLOTTE (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	74500	MUDRA	ERIC K	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
USA	74539	LARSEN	RUTH T	US-MN-SAINT PAUL (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	74685	VARGAS	LUIS	US-SC-ANDERSON		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	74687	BROADDUS	MICHAEL B	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	75065	WILK	DONALD A	US-PA-MORRISVILLE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	77695	JACKSON	BEVERLY C	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	78279	CHEELEY	SUSAN D	US-NC-CHARLOTTE (SC)		ADC-ASH DIST	TEMPORARY EMPLOYEE	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs
USA	78414	DELLIGATTI	ADRIENNE L	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	78794	HALL	CLYDE T	US-SC-COLUMBIA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST COLUMBIA	700203	US D Columbia Del Ex
USA	79380	LEWAND	RAYMOND L	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	79422	CRISWELL	CHARLES E	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	79546	WELCOME	DALLAS E	US-MN-SAINT PAUL (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	79881	HARRISON	BRIGITTE C	US-SC-COLUMBIA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG EAST COLUMBIA	700203	US D Columbia Del Ex
USA	79945	GORDILLO	NOE	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	80111	THOENEN	TODD E	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	80402	Lefebvre	Daniele	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
USA	80438	AULT	VICKI L	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT SPECIALIST II	DIST GLBL SRCG PLASTICS OLEFINS	700681	US D Sourcing Plstcs
Canada	80679	Parson	John	CA-RICHMOND		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA RICHMOND	700066	CA D Vancouver - Whs
USA	80993	SMITH	MICHAEL J	US-OH-DUBLIN-DA		ADC-ASH DIST	VICE PRESIDENT DISTRIBUTION CHEMICALS	DISTRIBUSION SALES CHEMICALS	700671	US D G&A
USA	82197	BARRETT	DOUGLAS L	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	84227	ANGEL	LESLIE M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	84283	WAYBRIGHT	NATHAN E	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	84391	PEABODY	WILLIAM H	US-MA-TEWKSBURY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	85975	GIBSON	AVERY D	US-FL-TAMPA		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	86453	BLACKMON	BENJAMIN	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	86804	CARRILLO	LUIS R	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
Canada	87863	Dumas	Pierre	CA-MISSISSAUGA NORTH		ADC-ASH DIST	Senior Technical Service Representative	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
USA	89175	PETERSON	DAVID W	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	89178	WESP	SCOTT E	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER SOURCE MANAGEMENT	DIST GLBL SRCG ENV SVCS	700680	US D Sourcing Group
USA	90768	BELL	RANDY L	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	90895	BAFFIN	DAVID M	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	90923	ROMERO	JOSE A	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	91206	JOHNSON	WILBUR	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	91210	KAP	LORI ANN	US-UT-CLEARFIELD		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	91556	FIELDING	HARRY R	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	92135	HADASH	EDWARD J	US-TX-HOUSTON (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	92303	VANDERVELDE	BRUNO R	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	92434	ALTHEIDE	RONALD K	US-AZ-CHANDLER		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E
USA	92791	NITZ	KIRSTEN L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	93142	SHADE	LOWELL M	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	93193	TAUGHER	ROBERT M	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW FLORIDA	701327	DM US CHEM FLORIDA
USA	93419	KNOWLES	CHARLES E	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	93564	HARRISON	CAROLYN J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	MANAGER CUSTOMER SERVICE	SC OTC NA DUBLIN DC ENV SVCS	992728	AD Cust Svc-ES
USA	94596	PERRY	JOEL T	US-OH-DUBLIN-DA		CORP-CORPORATE	ACCOUNTANT SENIOR	FIN SVCS CONTROLLER MGRL/BUDG DC CENTRAL	992036	ADC Controller
USA	95101	CORRIGAN	KIRK A	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	95307	FONNER	JOSEPH P	US-CA-CARSON		ASCW-WHSE	DISPATCHER SENIOR	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95308	GAMBILL	JOHN D	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95311	GRIFFIN	CHARLES S	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95313	HARTMAN	JAMES R	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95315	KELLY	RICHARD L	US-CA-CARSON		ASCW-WHSE	LAB TECH A	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95319	RODRIGUEZ	RICHARD B	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95322	SARABIA	ROLAND C	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	95350	URIBE	VILIULFO	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	95782	BRYANT	CHARLES A	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	98196	GONZALEZ	DAVID L	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	98913	GUIZA	VICTOR M	US-AZ-CHANDLER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	99701	STEWART	LONNY V	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
Canada	99829	Vitelli	Peter	CA-MISSISSAUGA EAST		ASCW-WHSE	Plant Supervisor	SC PTD LOG CANADA MISSISSAUGA SO NIGHT	700056	CA D Miss S-Whse
Canada	99835	Jakob	Arnold	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700034	CA D Miss S-Delivery
Canada	99839	Giroux	Daniel	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO NIGHT	700056	CA D Miss S-Whse
Canada	99842	Bachner	Frederic	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
USA	115291	HUMPHREY	HAROLD EUGENE	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	118589	REDDY	MICHAEL J	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700345	US D Cincinnati Del
USA	131349	JALOVEC	WILLIAM B	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	131453	MEISENHEIMER	JAMES B	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	131628	PEKO	PUNA T	US-CA-CARSON		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	132152	HOLBERT	JACK L	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	132306	SLATER	CHAD	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	132445	TSCHUDY	KAREN S	US-OH-EVENDALE		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	132603	PLATE	DANA J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	132605	MASSA	PATRICK T	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
Canada	132680	Baxter	Jamie	CA-MISSISSAUGA SOUTH		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO NIGHT	700056	CA D Miss S-Whse
USA	132853	WOLLET	JEFFREY K	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	132855	GRAVES	EDWARD C	US-OH-DUBLIN-DS		CORP-CORPORATE	PRINCIPAL ENGINEER	EH&S ENVIRONMENTAL & REGULATORY PROGRAMS	991155	EH&S Envr & Reg Pgrm	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	133193	MORBEE	PATSY J	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W PERS CARE/ARIZONA	701361	DM US CHEM S CAL
USA	133223	BRENNAN	PETER	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW JERSEY	701322	DM US PLAS NORTHEAST
USA	133758	RENSINK	KEITH D	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	134324	STERBA	GEORGE J	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	134614	BENIK	EDWARD S	US-MN-SAINT PAUL (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	135056	FRASER	DARRYL S	US-TX-HOUSTON (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	135402	MCCOLLUM	DIANNA L	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	135418	DAMON	PAUL M	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	136198	CONNELLY	MICHAEL E	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	136705	MOSELEY	VERNON	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	136993	SMITH	ROBERT L	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	137597	BROCKSON	BRIAN M	US-OH-DUBLIN-DS		ASCW-WHSE	DIRECTOR WAREHOUSE & LOGISTICS	SC DISTRIBUTION OPERATIONS	992152	AD Op Admin
USA	138447	SLAY	AVA M	US-LA-BATON ROUGE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	138629	TAYLOR	LINDA M	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DISPATCHER A	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	138893	BOWSER	STANLEY	US-LA-BATON ROUGE (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	139343	BRUNS	LISA J	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	139423	REICHARD	JOHN T	US-OH-DUBLIN-DS		ASCW-WHSE	ENVIRONMENTAL HEALTH & SAFETY COMPLIANCE	SC PTD LOG OHIO VALLEY	700337	US DistMWRegSub1 Ops
USA	139949	BEMENT	DENNISON E	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES NE	701323	DM US COMP NE

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	140228	SILVA	RAFAEL C	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	140280	ALLARD	JOHN W	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	140332	Miller	Melissa A	US-OH-DUBLIN-DS		ADC-ASH DIST	SUPERVISOR CUSTOMER SERVICE	DIST SALES CHEM CORP ACCTS BUS DEV CS1	700691	USD Corp Acct Chem W
USA	140407	ROTH	CHRISTOPHER D	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES WEST COAST	701358	DM US COMP W COAST
USA	142457	Gray	Willis A	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	143313	WEBSTER	LAWRENCE D	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	143571	ENGLEKING	GREG C	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	143882	SAGAR	ALISA L	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	FLEET CONTRACT SPECIALIST	SC GLOBAL LOGISTICS DOT SYS & COMP FL OP	991172	Logistics	Schedule 1.1(b) Employee
USA	144131	Ashley	Arthur J	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	144267	STUBBS	SUZANNE M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	144949	HOLDRIETH	JEFFREY P	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	145872	HARTMAN	SHARON K	US-CA-FAIRFIELD		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	146446	NEWMAN	DANNY D	US-OR-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES WEST COAST	701358	DM US COMP W COAST
Canada	147761	Aubin	Francoise	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
USA	147763	MIFSUD	PAUL J	US-UT-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	148075	LAWRENTZ	JEFFREY L	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	LAB TECH A	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
Canada	148208	Coelho	Joe	CA-RICHMOND		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
USA	148930	HALE	TRACY L	US-NC-CHARLOTTE (SC)		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS CORP ACCTS IRM	701169	USD Corp Acct ES IRM
USA	149309	STACK	MICHAEL L	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	149820	Houghtlen	Julie T	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
Canada	149927	Williams	Brenda	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
USA	150297	MURPHY	KELLY A	US-MI-WARREN (SC)		ASCW-WHSE	OFFICE ASSISTANT SENIOR	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	150323	LANE	DON F	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	150418	FRY	LESTER D	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	DIRECTOR SALES	DIST SALES CHEM OV/NE	700663	US D Sellers at ADC
USA	167893	BRAILSFORD	GLENN A	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	168141	CANNON	JULIUS E	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DISTRIBUTION MARKETING	700694	AD Marketing
USA	168145	GUISINGER	SHARON A	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
USA	168256	LEVEILLE	WILLIAM	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	169821	HURCKES	MICHAEL F	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	173839	VERMILLION	MELISSA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	179541	MORSE	J DERRICK	US-SC-ANDERSON		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	179544	UHREN	ROBERT J	US-TN-KNOXVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG EAST KNOXVILLE	700235	US D Knoxville Whse
USA	179836	USSERY	MATTIE M	US-GA-DORAVILLE		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	183401	BOOTH	ANDREW J	US-TX-DALLAS		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	188254	GRAY	JOHN E	US-AZ-CHANDLER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E
USA	190556	JONES	NICOLE L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	190679	STAMM	REBECCA M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	193774	NIST	DEBORAH J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	193778	SECORA	CHERYL A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	193817	TITTERINGTON	MICHAEL S	US-KS-KANSAS CITY (SC)		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	194165	WILSON	STEVEN A	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	194328	ANDERSON	JEFFREY M	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	194459	MARTINEZ	JOE A	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
Canada	194460	Bradshaw	David	CA-MISSISSAUGA SOUTH		ASCW-WHSE	REGIONAL LOGISTICS MANAGER	SC PTD LOG NORTH US & CANADA	700002	CA D ROM
USA	194823	WAUGH	TROY L	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	195059	DE LA CRUZ	JUAN S	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	196212	JOHNSON	VICTOR D	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	196244	ELLIS	KIMBERLY K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	196251	Singleton	Mary P	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701265	US D Comp Purch
USA	196352	BOWDEN	JEFFERY H	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
Canada	196406	Price	Bradford	CA-MISSISSAUGA EAST		ASC-ASH SUP CHN	Credit Manager	SC OTC CREDIT CANADA	990284	CA Canada Credit	Schedule 1.1(b) Employee
USA	196457	DEWITT	RICK L	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	196685	COLOMBO	GARY A	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	197936	ROBINSON	ROY N	US-AL-LINCOLN		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	198023	GREEN	JOHN W	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	198172	DESKO	GARY A	US-NY-BINGHAMTON (SC)		ASCW-WHSE	ENVIRONMENTAL SERVICES COMPLIANCE MANAGE	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
Canada	198477	Grego	Carmela	CA-MISSISSAUGA NORTH		ADC-ASH DIST	REGIONAL BUSINESS ASSISTANT SENIOR	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	198478	Kraemer	Bernie	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell
Canada	198481	Nolan	Terence	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Canada	198488	Wasilyk	Steve	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell
Canada	198506	Dyck	Brad	CA-WINNIPEG		ASCW-WHSE	Material Handler	SC PTD LOG CANADA WINNIPEG	700050	CA D Winnipeg - Whse
USA	198929	BURNHAM	TAMMY K	US-OH-DUBLIN-TECH W		ADC-ASH DIST	CHEMIST SENIOR	DIST GLBL SRCG CHEM TECH SVCS	701132	US D Srcing Tech Ch
USA	199039	CATCHPOLE	CHARLES E	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
Netherlands	200983	Mulderink	Johannes	NL-BARENDRECHT	“European Employee”	ADC-ASH DIST	MANAGER COMMODITIES SOURCING	DIST INTL EMEA SOURCING	701269	NL2 AD In Ctry Div A
Spain	208152	Garcia Sanchez	Marceliano	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ASSISTANT II	DIST INTL EMEA EUROPEAN SLS IBERIA WHSE	701192	ES1 AD - BARCELONA
Spain	208684	Pascual Cabrera	Isabel	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	EXPORT CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA BARCELONA EXPORT	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
France	209422	Karroumi	Nezah	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	Procurement Coordinator D	DIST INTL EMEA PURCHASING II	701202	FR AD Cent Purch
Spain	209445	Perez Sole	Beatriz Monica	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ASSISTANT II	DIST INTL EMEA EUROPEAN SLS IBERIA WHSE	701192	ES1 AD - BARCELONA
Spain	209895	Dos Santos Costa	Caroline	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
USA	219512	KEUSENKOTHEN	THOMAS P	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	225329	TIZZARD	RICHARD M	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	DIRECTOR SALES	DIST SALES PLASTICS WEST	700663	US D Sellers at ADC
USA	225630	BUSCHJOST-RIEDEL	DIANE E	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
Canada	225777	Badiuk	Nick	CA-WINNIPEG		ASCW-WHSE	Material Handler	SC PTD LOG CANADA WINNIPEG	700050	CA D Winnipeg - Whse
USA	225978	PENKALA	KENNETH G	US-CT-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	230353	SNEAD	CARL J	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
Canada	235040	Ouellette	Jason	CA-MISSISSAUGA SOUTH		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO NIGHT	700056	CA D Miss S-Whse
USA	235905	OLSON	DOUGLAS J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR STAFF	SC OTC GTM EXPORT AD/APM AD OCEAN/AIR	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
Canada	236596	Pichette	Isabelle	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PURCHASING COORDINATOR A	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
USA	237237	PARKER	WILLIAM S	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	237589	CHRIST	MICHAEL L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701265	US D Comp Purch
USA	237960	HUTCHINSON	ROGER D	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW FLORIDA	701327	DM US CHEM FLORIDA
USA	238488	HANZLIK	MICHAEL C	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG OV TWINSBURG	700426	US D Twins.-High Whs
USA	238669	KRUSEMARK	KAIJA K	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	238748	JOHNSON	JOY K	US-MN-SHAKOPEE (SC-4471)		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST MINNEAPOLIS	701344	DM US PLAS UPPER MW
USA	238786	ROBNETT	KATHLEEN R	US-CA-FAIRFIELD		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	239082	MICHELSON	JASON M	US-NH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS NE	701324	DM US ES NE
USA	239200	SCHULTZE	GARY R	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	239264	Angelo	Mary Ellen	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701265	US D Comp Purch
USA	239616	BAKER	CHRISTINE B	US-OH-DUBLIN-DS		ADC-ASH DIST	PROPOSAL ANALYST I	DIST SALES CHEM CORP ACCTS BUS DEV CS1	700691	USD Corp Acct Chem W
USA	239617	ROMINE	CLIFFORD E	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST SALES CHEM CORP ACCTS BUS DEV CS1	700691	USD Corp Acct Chem W
USA	239933	NELL	JOHN J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	239944	WOOTEN	DONALD C	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	240092	BROGLIO	ROCCO G	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW JERSEY	701322	DM US PLAS NORTHEAST
USA	240108	THOMPSON	KATHY J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	TRAINER	SC OTC PROCESS IMPROVEMENT	992012	Order To Cash Team	Schedule 1.1(b) Employee
USA	240136	SCHULTZE	TIMOTHY A	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	240137	MAYFIELD	MICHAEL D	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	240231	SUVER	MICHAEL	US-OH-DUBLIN-DS		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	241471	UNAITIS	MARK E	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	241611	GIBSON	SHAWN D	US-AL-BIRMINGHAM		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	242094	FORBES	KENNETH E	US-CA-FAIRFIELD		ASCW-WHSE	LAB TECH STAFF	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	242347	LEHOE	MARY B	US-OH-GROVE CITY (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	242477	BELLISSIMO	CRAIG E	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
Canada	243672	Stulgys	Raymond	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700034	CA D Miss S-Delivery
Canada	243674	Cote	Rene	CA-MONTREAL	“European Employee”	ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MONTREAL	700017	CA D Montreal-Del
USA	244069	DUGAN	DOUGLAS A	US-OH-DUBLIN-DS		ASCW-WHSE	IRM OPERATIONS MANAGER	SC PTD LOG IRM	700668	IRM Operations
Canada	244424	Moniz	Joe	CA-MISSISSAUGA SOUTH		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO DAY	700056	CA D Miss S-Whse
USA	244482	PIERCE	JENNIFER G	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	244767	MOORE	STEVIE E	US-GA-SAVANNAH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E
USA	245355	DUNCAN	GARRETT M	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER BUSINESS SUPPORT	DIST GLBL SRCG BUS SUPPORT	700680	US D Sourcing Group
USA	245826	Caudill	Joy R	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	245833	JENKINS	EILEEN M	US-IL-WILLOW SPRINGS		ASCW-WHSE	OFFICE ASSISTANT LEAD	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	246627	BOSTER	TERA E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	246677	BATZOLD	ROBERT W	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	DIRECTOR SALES	DIST SALES CHEM MW/W	700663	US D Sellers at ADC
USA	246680	ROLANDS	MEGAN A	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
USA	246683	MAKOVSKY	THADDEUS J	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	247712	SCHIRRA	JOHN C	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	248932	MONROE	WAYNE A	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	248933	O’CALLAGHAN	RICHARD M	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	249219	MURPHY	MICHAEL D	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
Canada	249446	Tille	Diane	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUST SUP MGR III	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
USA	249675	SEPESY	JOHN E	US-CO-DENVER		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	249732	WOOD	AMANDA K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REGIONAL BUSINESS ASSISTANT SENIOR	SC OTC NA DUBLIN DC CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	250800	WILSON	MICHAEL G	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES PLASTICS BUS DEV BRE	700684	USD Srcing Mktg
USA	250952	HEMPHILL	GLENN M	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	250981	MARTINEZ	JOSE L	US-CA-CARSON		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	251600	MERTES	SEAN D	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS WEST MINNEAPOLIS	700663	US D Sellers at ADC
USA	251967	Castillo Reyes	Vicente R	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	251970	CLINGER	AARON R	US-UT-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES WEST COAST	701358	DM US COMP W COAST
USA	251971	CORTEZ	ARMANDO	US-CA-FONTANA		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	251975	FLORES	JOSE E	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	251978	HARTE	ROBERT K	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES WEST COAST	701358	DM US COMP W COAST
USA	252323	MCELHANEY	JACK W	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	252327	BAEHR	KENNETH R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	252690	HARVATH	CHRISTOPHER J	US-WI-MENASHA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW MENASHA	700504	US D Menasha Del Exp
USA	253338	HARDIN	DAVID A	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	254198	TRANTHAM	MICHAEL D	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	254629	GLADIN	WAYNE R	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
Canada	254741	Griffin	Robert	CA-RICHMOND		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
Canada	254747	Ahonen	Dave	CA-RICHMOND		ASCW-WHSE	Material Handler	SC PTD LOG CANADA RICHMOND	700066	CA D Vancouver - Whs
USA	254924	MCGRAW	ADAM W	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	255186	GROVES	JULIA M	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT SPECIALIST II	DIST GLBL SRCG CHEM SPEC	700683	US D Sourcing Chem’s
USA	255675	FISHER	CHRISTOPHER W	US-GA-DORAVILLE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	256418	BOYER	RICK C	US-AZ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	256419	Terry	Marsha E	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
Canada	256779	Cabral	Emanuel	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Warehouse Lead	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
Canada	256780	Pocevicius	Paul	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700034	CA D Miss S-Delivery
USA	257081	GONZALEZ	ANGELO	US-FL-MIAMI		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
Canada	257194	Watson	Marilyn	CA-MISSISSAUGA WEST		ADC-ASH DIST	PROCURMT AST SR	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
Canada	257201	Chatigny	Martine	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	257220	GLOSTER	DEANNA L	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	257245	HUNT	LARRY R	US-OH-DUBLIN-DA		ADC-ASH DIST	DIRECTOR BUSINESS DEVELOPMENT	DIST SALES PLASTICS BUSINESS DEVELOPMENT	700663	US D Sellers at ADC
USA	257396	VELARDI	FRANK	US-NJ-CARTERET		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	257663	VETOVICH	RICHARD E	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	258117	COYLE	THOMAS E	US-MI-WARREN (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	259411	FLORES	OSCAR A	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	259441	SORNBERGER	ERIC L	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	259749	BAIRD	CHERYL	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	261536	PEARCE	TIMOTHY W	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
Canada	261624	Crocker	Heather	CA-MISSISSAUGA EAST		ASC-ASH SUP CHN	CREDIT ASSOC	SC OTC CREDIT CANADA	990284	CA Canada Credit	Schedule 1.1(b) Employee
USA	262300	WEIR	ROBERTA	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS SW	701353	DM US ES SW
USA	262407	MARTIN	CAROL A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	263001	HAN	BUU	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
Canada	263264	Kahner	Bill	CA-MONTREAL	“European Employee”	ASCW-WHSE	Plant Manager II	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	264043	SCHULTZ	JEFF B	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	264198	LOKEN	ROBERT G	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
Canada	264485	Milford	Jennifer	CA-MISSISSAUGA NORTH		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
USA	264936	FISHER	ROBERT W	US-IL-WILLOW SPRINGS		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	265137	POWELL	CHRISTOPHER E	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	265640	LEWIS	MICHELE J	US-IN-ELKHART		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW ELKHART	700442	US D Elkhart Whse Ex
USA	265678	SZYMAREK	THOMAS S	US-IN-ELKHART		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG MW ELKHART	700442	US D Elkhart Whse Ex
USA	265720	WEDGE	PATRICIA S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	266970	RAEL	JOSEPH A	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS UPPER MW	701347	DM US ES UPPER MW
Puerto Rico	267088	LOZADA	EDWARD	PR-CATANO 1031		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAN JUAN	701073	PR D Whse
USA	268024	HURLEY	TIMOTHY P	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM SE/SW BIRMINGHAM	700691	USD Corp Acct Chem W
USA	268323	KELLY	GAIL E	US-NJ-CARTERET		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	269100	EMERICK	PATRICK R	US-MI-WARREN (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	269276	HIGBY	SUSAN J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	269297	NAUER	GERALD T	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	269455	REISS	RICHARD L	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	270274	SMITH	ROBERT L	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	270486	MOCABY	JERRY D	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	270501	COUNCELL	STEVEN E	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	270506	MANN	ROBERT J	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	270510	STRASBURG	SHAWN P	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	270536	BATES	KENNETH R	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	270683	SUNKLE	SCOTT E	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER I	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs
USA	270790	ANSCHUTZ	KEVIN C	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
USA	271154	DETWILER	JANET D	US-IN-ELKHART		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW ELKHART	700442	US D Elkhart Whse Ex
USA	271210	CHRISTIAN	WILLIAM	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	271497	DUGAN	KEVIN J	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W MINNEAPOLIS	701341	DM US CHEM UPPER MW
USA	271567	MOSHER	RUSSELL K	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR SALES	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	271580	VAN DYKE	MICHAEL T	US-CO-DENVER		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	271664	AUKER	JANET S	US-OH-DUBLIN-DS		CORP-CORPORATE	BOOKKEEPER SENIOR	FIN SVCS CONTROLLER MGRL/BUDG DC CENTRAL	992036	ADC Controller
USA	271725	DEGRANDI	CHRISTIAN D	US-KY-LOUISVILLE (SC)		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG OV LOUISVILLE	700394	US D Louisville Whse
USA	271802	TAIMAN	JORGE	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	271948	LANDENBERGER	RENAE C	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT III	FIN SVCS CONTROLLER MGRL/BUDG DC CENTRAL	992036	ADC Controller
USA	272403	ICARDI	DANIEL V	US-OH-EVENDALE		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	272761	BREYER	TROY D	US-MN-SHAKOPEE (SC-4471)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	272856	YANETTE	JUDE D	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL
USA	273087	JOHNSON	TIMOTHY B	US-PA-MORRISVILLE (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
Canada	273221	O’brien	Sean	CA-BEDFORD		ADC-ASH DIST	BUSINESS MANAGER	DIST SALES COMPOSITES EAST CANADA	700081	CA D Cntl Chem-Sell
USA	273375	CHILDS	JAMES E	US-NC-CHARLOTTE (SC)		ASCW-WHSE	BUSINESS SUPPORT ASSISTANT SENIOR	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	273489	Tabbutt	Kraig S	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700680	US D Sourcing Group

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	273633	ALLEN	PAMELA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	273737	Ramos	Emeterio F	US-NJ-CARTERET		ASCW-WHSE	LAB TECH SENIOR	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	273932	KIMBRO	GARY L	US-CO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	274284	GIBSON	JANET A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
Canada	274359	Gerard	Edith	CA-MONTREAL	“European Employee”	ADC-ASH DIST	BUSINESS SUPPORT ANALYST SR	DIST GLBL SRCG BUS SUP COMPOSITES	701105	CA D Source Mgnt
USA	274615	REED	JOHN B	US-MS-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW BIRMINGHAM	701326	DM US CHEM EMRLD CST
Canada	274789	Labelle	David	CA-MISSISSAUGA NORTH		ADC-ASH DIST	BUSINESS MANAGER ENVIRONMENTAL SERVICES	DIST SALES ENV SVCS CANADA	700083	CA D Cntl ES - Sell
USA	274831	POLZER	JOHN L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	274927	SADA	THOMAS J	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	275606	WILLIAMS	JOHN E	US-OK-TULSA		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
USA	275663	VELEZ	ROBERTO	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
Canada	275824	Riley	Thomas	CA-BEDFORD		ASCW-WHSE	Material Handler	SC PTD LOG CANADA HALIFAX	700026	CA D Halifax - Whse
USA	275864	MORBEE	STEPHEN J	US-CO-DENVER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	276095	GREENWOOD	GEORGE K	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	277162	GUTIERREZ	JOSE ANTONIO	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DISTRIBUTION MARKETING 1	700696	US D MKTG Tech Chem
USA	277164	SYBERT	GREGORY J	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	277244	PEREZ	JUAN G	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	277277	SAILORS	JULIE S	US-NC-CHARLOTTE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	277732	BISHOP	MARY L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch
USA	278045	HILL	KATHY	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	278287	Persoage	Reid	CA-WINNIPEG		ASCW-WHSE	WAREHOUSE MANAGER	SC PTD LOG CANADA WINNIPEG	700050	CA D Winnipeg - Whse
USA	278582	HARJO	JERRY BOB	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	279246	BECK	DAVID L	US-NY-TONAWANDA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	279312	SYMCHAK	TOM R	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	279622	MACIOCI-CERMAK	AMY M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	279652	OLMSTED	JOSHUA K	US-MI-LANSING		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	280218	SCHIEBER	ERIC J	US-CA-FAIRFIELD		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	280245	WINKLER	MICHAEL T	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	280360	DAWSON	MARK C	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	280423	KEELS	RYAN A	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	280581	MUNDIE	KENNETH F	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	MANAGER CUSTOMER SERVICE	SC OTC NA DUBLIN DC PLS/CP	992726	AD Cust Svc-Plastics
USA	280584	WOOD	JERI L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	280587	GLAESER	CHERYL A	US-MD-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL
USA	280628	LATHEM	WILLIAM C	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	280687	DUFFY	MICHAEL J	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	280817	MCKENNA	MARK A	US-MA-TEWKSBURY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	281223	RILEY	JENNIFER A	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	281346	SIEGFERTH	ANDREW C	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	281470	LORD	RACHEL E	US-TX-GARLAND		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	281551	TROUT	MATTHEW J	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER I	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	281573	STUCK	KAREN L	US-WI-MENASHA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW MENASHA	700504	US D Menasha Del Exp
USA	281734	LEONARD	CHRISTOPHER M	US-TX-HOUSTON		ADC-ASH DIST	REGIONAL SUPPLY MANAGER	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM
USA	281850	YOUNGS	BARBARA A	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ASSOCIATE	DIST GLBL SRCG CHEM	700685	USD Srcing Chem RPM
USA	282125	Webb	Paul D	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701265	US D Comp Purch
Canada	282340	Allan	Brian	CA-RICHMOND		ADC-ASH DIST	SALES SPECIALIST	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
Canada	282391	Russell	Bruce	CA-RICHMOND		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
Canada	282392	Lanigan	Terry	CA-RICHMOND		ADC-ASH DIST	ACCOUNT EXEC	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
USA	282624	MADISON	MARSHA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	282729	Shop	Deana E	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	282730	STEWART	KIM L	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
Canada	282877	Chuang	Bera	CA-RICHMOND		ADC-ASH DIST	REGIONAL BUSINESS MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
USA	283823	HEARNEY	TAMMY M	US-NJ-CARTERET		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	284331	PRECIADO	ARTURO	US-CA-FONTANA		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	285020	PINGSTON	RICHARD E	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	285864	PEREIRA	ADOLFO J	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	286320	FOLKS	JEFFREY G	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	286739	LONG	ROBERT O	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS EAST NE DUBLIN	701337	DM US PLAS OHIO VALY
USA	286887	DELANEY	MATTHEW J	US-MA-TEWKSBURY		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	286914	D’addario	Antonella	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST EAST CANADA	700007	CA D East Plas-Selli
Canada	286915	Fournier	Eric	CA-MONTREAL	“European Employee”	ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MONTREAL	700017	CA D Montreal-Del
Canada	286917	Paquette	Serge	CA-MONTREAL	“European Employee”	ASCW-WHSE	Material Handler	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	286944	CHALTIN	JEFFREY S	US-IL-FRANKLIN PARK		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	287314	BUCKLEY-CORREA	ANNETTE	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW FLORIDA	701327	DM US CHEM FLORIDA
USA	287569	O’CONNELL	LAURIE G	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700687	US D Sourcing - ES
USA	287644	BAXTER	JEFF S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	287774	RICHARDSON	JIM R	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700369	US D Grove City Del
USA	288019	Dent	Vincent M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH CHEM DIST	701261	US D Chem Purch
USA	288146	GREENLAND	BRUCE G	US-NH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	288168	LESNICKI	ADAM	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	288914	BRASHEARS	ELIZABETH A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	289388	DOUD	TIMOTHY	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	289438	LETTOW	MELISSA A	US-OH-EVENDALE		ASCW-WHSE	LAB TECH A	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	289578	NEGRETTE	PAUL A	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	289579	SCHROEDER	RICK L	US-WI-MENASHA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW MENASHA	700504	US D Menasha Del Exp
USA	289651	LAUREL	MARIO S	US-IL-WILLOW SPRINGS		ASCW-WHSE	JANITOR	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
Canada	289952	Dawes	Christopher	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
Canada	289953	Pugliese	Francesco	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Warehouse Lead	SC PTD LOG CANADA MISSISSAUGA SO NIGHT	700056	CA D Miss S-Whse
USA	290036	THEIL	CINDY L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	290131	Brault	Robert	CA-MONTREAL	“European Employee”	ASCW-WHSE	Material Handler	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
Canada	290280	Graham	Michael	CA-MISSISSAUGA NORTH		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
USA	290290	MCMAHAN	MATTHEW S	US-CA-CARSON		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
Canada	290494	Foster	Michele	CA-MISSISSAUGA WEST		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUPPORT	701258	CA D Reg Purchasing
USA	290618	BUCK	JOHN H	US-IL-FRANKLIN PARK		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
Canada	290679	Harris	Murray	CA-RICHMOND		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA RICHMOND	700065	CA D Vancouver - Del
USA	290688	RAMIREZ	ALFREDO	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
Canada	290707	Gracey	James	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
Canada	290708	Schweitzer	Michael (Mike)	CA-RICHMOND		ASCW-WHSE	Warehouse Manager	SC PTD LOG CANADA RICHMOND	700066	CA D Vancouver - Whs
USA	290744	GARCIA	ALEXANDER	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	290851	MCDOLE	GLENDA R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	290951	Campbell	Cathy L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CHEM DIST	701261	US D Chem Purch
USA	291029	HUBBARD	ROBERT F	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM MW/W ST LOUIS	701342	DM US CHEM MISSOURI
Canada	291127	Dussault	Marie	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
USA	291323	DARDEN	RHONDA D	US-CA-CARSON		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	291466	ELSOM	MARY FRANCES	US-OH-DUBLIN-DS		ADC-ASH DIST	ACCOUNT SUPPORT REPRESENTATIVE II	DIST GLBL SRCG CHEM METHANOL	701066	US D Meth CS
USA	291497	KIRCHNER	JOHN F	US-OH-DUBLIN-DA		ADC-ASH DIST	DIRECTOR OF MARKETING	DISTRIBUTION MARKETING	700694	AD Marketing
Canada	291601	Silva	John	CA-RICHMOND		ADC-ASH DIST	TERRITORY MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
USA	291724	SPOERKE	BRAD J	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS UPPER MW	701347	DM US ES UPPER MW

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	291980	GILBERT	MICHAEL D	US-OH-DUBLIN-DS		ADC-ASH DIST	VICE PRESIDENT US PLASTICS	DIST SALES PLASTICS	700663	US D Sellers at ADC
Canada	292196	Wood	Graham	CA-BEDFORD		ASCW-WHSE	Warehouse Manager	SC PTD LOG CANADA HALIFAX	700026	CA D Halifax - Whse
USA	292268	HAMMER	DERRIL LYNN	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	292439	WILBANKS	DONALD J	US-MD-BALTIMORE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BALTIMORE	700703	US D Baltimor Del Ex
USA	292739	EWALD	LISA L	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES COMPOSITES UPPER MW	701338	DM US COMP OV
USA	292909	DUBANSKI	MICHAEL FLOYD	US-IL-WILLOW SPRINGS		ASCW-WHSE	BLENDER/ACID PERSON	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	293250	GRIFFITH	TINA M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	293377	MEYERS	DONALD J	US-IL-WILLOW SPRINGS		ASCW-WHSE	MAINTENANCE PERSON	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	293560	INGRAM	PATRICIA A	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	293599	EVANS	BRIAN J	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER PROCUREMENTS	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	293697	SNYDER	TONY M	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
USA	293766	RAQUET	FREDERICK	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	294015	PURVIS	VAN M	US-SC-COLUMBIA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST COLUMBIA	700203	US D Columbia Del Ex
USA	294018	SMITH	DARREN M	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	294037	WRIGHT	STEVEN	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	294084	HEINER	PATRICK L	US-CA-CARSON		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST CARSON	700606	US D Carson Del Exp
USA	294416	NORMAN	WALTER S	US-KS-KANSAS CITY		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	294419	BROOKS	RODNEY K	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	294542	BUTLER	DAVID I	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	294566	Kolb	William F	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	294674	Disabato	Kelly	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	294714	Butsch	Christine Lee	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT SPECIALIST	SC GLOBAL PLANNING	992076	AD Network Planning
USA	294906	ARDALAN	SAEEDEH	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	295154	STURGILL	TOM R	US-OK-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS SW	701353	DM US ES SW
USA	295199	MARTINEZ	ALEX ABEL	US-FL-TAMPA		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	295356	LAWRENCE	RAYMOND L	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	295418	FREITAG	ROYCE WILLIAM	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	295443	ALBANESE-DEMAIR	RICHARD JOHN	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS BUS DEV BRE	701131	US D Srcing Tech Pl
USA	295466	SHORT	KIM A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR SENIOR	SC OTC IMPORT/EXPORT DIST	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
Canada	295554	Duncan	Peter	CA-MISSISSAUGA SOUTH		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO NIGHT	700056	CA D Miss S-Whse
USA	295574	HALINSKI	WLADIMIR	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	295685	YUHAS	STEPHEN M	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
Canada	295767	Lacroix	Gilles	CA-MONTREAL	“European Employee”	ASCW-WHSE	Warehouse Lead	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	295898	NELSON	GLENN R	US-IL-FRANKLIN PARK		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
USA	295967	COOK	ROGER A	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	295987	HAMMER	TRICIA L	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	296492	NORWOOD	DANNY W	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	296707	SUNKLE	HEATH B	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS EAST NE NEW JERSEY	701322	DM US PLAS NORTHEAST
USA	296913	CASPER	JOHN F	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	296995	BURKHART	JONATHAN G	US-OH-DUBLIN-DS		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE II	DISTRIBUTION MARKETING 1	700696	US D MKTG Tech Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	297192	O’GRADY	PATRICK K	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	297193	GREEN	KYLE M	US-UT-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
Canada	297232	Larose	Johanne	CA-MONTREAL	“European Employee”	ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	297256	THEIL	KARL	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES PLASTICS WEST MINNEAPOLIS	701344	DM US PLAS UPPER MW
USA	297271	YIM	SHANNON C	US-CA-CARSON		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	297275	COLLINS	JAMES CHRISTOPHER	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS NE	701324	DM US ES NE
Canada	297312	Sicotte	Luc	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST EAST CANADA	700007	CA D East Plas-Selli
Canada	297349	Hebert	Andre	CA-MONTREAL	“European Employee”	ASCW-WHSE	Material Handler	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
Canada	297351	Goyette	Jean	CA-MONTREAL	“European Employee”	ASCW-WHSE	Material Handler	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
Canada	297352	Leclair	Sylvain	CA-MONTREAL	“European Employee”	ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MONTREAL	700017	CA D Montreal-Del
Canada	297353	Cadieux	Clermond	CA-MONTREAL	“European Employee”	ASCW-WHSE	Material Handler	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	297659	TROUTEN	HEATHER E	US-OH-DUBLIN-TECH W		ADC-ASH DIST	CHEMIST II	DIST GLBL SRCG CHEM TECH SVCS	701132	US D Srcing Tech Ch
USA	297864	D’AUTORIO	LOUIS V	US-NJ-CARTERET		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	298103	ARMBRUSTER	JAMES K	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
Canada	298126	Foucault	Eric	CA-MONTREAL	“European Employee”	ASCW-WHSE	Material Handler	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
USA	298333	LEIKAM	SCOTT A	US-NC-CHARLOTTE (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	298408	DEGRADO	JAMES D	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	298433	MADDEN	CARL R	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT SENIOR	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
Canada	298435	Irvine	Robert	CA-WINNIPEG NON FAC LOC		ADC-ASH DIST	TERRITORIAL MANAGER	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	298675	Bisaillon	Robert	CA-MONTREAL	“European Employee”	ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MONTREAL	700017	CA D Montreal-Del
USA	298959	KROLIKOWSKI	LORI A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch
USA	298970	Babcock	William	US-CA-CARSON		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	299055	HOCH	DAVID W	US-ME-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES NE	701323	DM US COMP NE
USA	299149	PETRY-BAILEY	SANDRA S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	299153	RIMER	DARCEY C	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE IV	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	299155	METCALF	ALICE J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	299156	HOODLET	ANGELA M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	299158	Hannewald	Julie L	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT SPECIALIST	SC GLOBAL PLANNING	700683	US D Sourcing Chem’s
USA	299187	QUINTON	FREDERICK J	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DISPATCHER A	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	299281	GILBERT	DAVID M	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	SUPPLY CHAIN STRATEGEST	SC GLOBAL LOGISTICS FACILITY NETWORK	991172	Logistics	Schedule 1.1(b) Employee
USA	299429	Wentzel	Nancy L	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP COMPOSITES	700688	US D Srcing Bus Met
USA	299624	WOLLET	MICHAEL V	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	299728	DOWNING	STEVEN M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	299749	ONTKO	RICHARD M	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	299891	ROBERTS	ERIC R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REPLENISHMENT PLANNER SENIOR	SC GLOBAL PLANNING AD I	992076	AD Network Planning
USA	300576	BODER	RICHARD D	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	300577	STANKO	MARGARET A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	300601	CALLAHAN	JOSEPH G	US-CA-FAIRFIELD		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	300789	HARAK	JEFFREY A	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	300830	Flynn	Deena M	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	300941	NIGHTWINE	TIMOTHY J	US-TN-KNOXVILLE (SC)		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG EAST KNOXVILLE	700235	US D Knoxville Whse
USA	300942	TRALEWSKI	JAMES W	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	300967	HEREFORD	DAVID A	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
USA	302460	SMITH	ELIZABETH M	US-IL-WILLOW SPRINGS		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	302599	NELSON	LESLEY K	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
USA	302694	SUMNEY	TODD E	US-OH-TWINSBURG (SC-1610)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	302920	RAVER	FRANK W	US-OH-COLUMBUS (SC-3849)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV COLUMBUS	700354	US D Fisher RD Whse
USA	302923	HARRIS	JENNIFER F	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	303813	ESTEP	LINDA K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	303842	KIENLE	WILLIAM J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	303853	MCGUIRE	SANDRA J	US-OH-GROVE CITY (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	304220	ROARK	PATTY L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	304368	LEAL	MISAEL A	US-CA-FAIRFIELD		ASCW-WHSE	DRIVER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	304420	SEESE	WILLIAM JEFF	US-DUBLIN - DA2		AI	HUMAN RESOURCES MANAGER	HUMAN RESOURCES	#N/A	#N/A	Schedule 1.1(b) Employee
USA	304470	MALDONADO	JOSE	US-FL-TAMPA		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	304647	NICHOLAS	LESLIE AARON	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	304669	SCOTT	JENNIFER L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE II	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	304763	MCGEAGH	KIERAN A	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS CORP ACCTS	701353	DM US ES SW
USA	304775	DILLON	MARIA	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES PLASTICS CORP ACCTS	700690	USD Corp Acct Plstcs
USA	304787	WATSON	JASON B	US-TX-HOUSTON		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM SE/SW DALLAS	700683	US D Sourcing Chem’s
Canada	305242	Milner	Robert	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO NIGHT	700056	CA D Miss S-Whse
Canada	305256	Passmore	Robert	CA-MISSISSAUGA EAST		ASCW-WHSE	Plant Supervisor	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
USA	306037	MORRISON	BRENT M	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT III	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	306060	SHIELDS	MATT	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS UPPER MW	701339	DM US ES OHIO VALLEY
USA	306121	KOOGLER	KIMBERLEA D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	306127	CARRACHER	KEVIN P	US-OH-DUBLIN-DS		ADC-ASH DIST	ETP PRODUCT SPECIALIST	DISTRIBUTION MARKETING	700694	AD Marketing
USA	306177	DENCKER	MICHAEL R	US-CA-FONTANA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	306295	HERNANDEZ	ARTURO A	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
Canada	306350	Da Silva	Emilio	CA-MISSISSAUGA NORTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA NO DAY	701405	CA D Miss KTN -Deliv
USA	306368	MCCLOUD	ANGELA R	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT SENIOR	FIN SVCS CONTROLLER MGRL/BUDG DC CENTRAL	992036	ADC Controller
USA	306378	GRAHAM	DEANNA M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	306432	BERRY	DAVID	US-TN-KNOXVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST KNOXVILLE	700235	US D Knoxville Whse
USA	306446	NIST	ROBERT W	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	306449	LINDENBAUM	GAIL L	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	306540	HAYES	JUSTYN M	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT III	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	306906	HOGAN	MATTHEW J	US-TX-GARLAND		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	310136	MCCARTHY	JAMES ROBERT	US-KS-KANSAS CITY		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	310150	GUZMAN	PAUL	US-CO-DENVER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	310605	SUTANDAR	DANIEL J	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met
USA	310644	GRAVITT	RALPH L	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	310733	HALDERMAN	JASON M	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	INSIDE TECHNICAL SERVICE REPRESENTATIVE	DIST GLBL SRCG PLASTICS ETP	701131	US D Srcing Tech Pl
USA	310807	RIVERA	DIEGO F	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	310872	LACHHMAN	KAMPTA P	US-GA-DORAVILLE		ASCW-WHSE	LAB TECH A	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	310921	MALONE	MICHAEL P	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W MINNEAPOLIS	701341	DM US CHEM UPPER MW
USA	311358	WEEKLEY	JASON	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	311521	PARSONS	WARD C	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	312030	RUH	TWILA R	US-OH-GROVE CITY (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	312087	BINGHAM	KEVIN LARRY	US-MI-WARREN		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	312172	TOLLEFSON	JOANNE MARIE	US-WA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	312193	MCCARTHY	JASON C	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	312194	STYERS	SCOTT	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS UPPER MW	701339	DM US ES OHIO VALLEY
USA	312197	SWITZER	ADAM L	US-KS-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES PLASTICS WEST ST LOUIS	701345	DM US PLAS MISSOURI
USA	312688	TRAYNOR	TERRY L	US-CO-DENVER		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	312936	HAUGHT GURNEY	PENNY L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	312955	WARNER	REGINA N	US-OH-DUBLIN-DA		ADC-ASH DIST	Procurement Assistant B	SC STP A/P CONS MKTS	701263	US D Plastic Purch
USA	314006	MARCZESKY	JAMES	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	314077	HUPP	MICHAEL R	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	314085	BLOOMFIELD	SUSAN M	US-OR-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W N CALIFORNIA	701355	DM US CHEM NORTHWEST
USA	314097	CENDEJAS	IRENE	US-CA-FAIRFIELD		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMIN	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700687	US D Sourcing - ES
USA	314105	LORENSEN	KEITH D	US-AZ-CHANDLER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E
USA	314117	LAZARUS	JOHN F	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS NE	701324	DM US ES NE
USA	314126	DIERZEN	DAVID M	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	314158	MCDONNELL	JOHN E	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS EAST SE CAROLINAS	700178	US DistSERegSub1 Sel
USA	314183	KUHN	NATALIE A	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT SPECIALIST II	DIST GLBL SRCG PLASTICS OLEFINS	700681	US D Sourcing Plstcs
USA	314319	BABOUL-SPARKS	MARY J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REGIONAL BUSINESS ASSISTANT SENIOR	SC OTC NA DUBLIN DC CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	314392	CERMAK	CRAIG RICHARD	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CHEM DIST	701261	US D Chem Purch
USA	314393	ELSASSER	JAMES R	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
USA	314395	POHLMAN	SARAH MARIE	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	314401	SMITH	DEBORAH ANN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	314407	WILSON	PILITA LYN	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
USA	314588	CASTRO	BERNADETTE V	US-CA-CARSON		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	314605	REDMAN	KRISTIN L	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	314611	PETROVIA	DAWN E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	314740	BEAVER	TIFFANY T	US-OH-DUBLIN-DA		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	314902	FERRARAZZO	NESTOR	US-CA-FONTANA		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	314992	HARK	RUTH E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	316747	HUGHES	MANDY LYNN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	316782	POWERS	MICHELLE L	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DISPATCHER A	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	316848	WILCOX	CHRISTOPHER	US-IL-WILLOW SPRINGS		ASCW-WHSE	MAINTENANCE PERSON	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	318137	LI	SHENGJIE	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER I	DIST GLBL SRCG COMPOSITES	700686	US D Sourcing Comp
USA	318301	BUSH	SHAWNA L	US-OH-DUBLIN-DS		ADC-ASH DIST	PRICING COORDINATOR	DIST GLBL SRCG CHEM COMMODITIES	700685	USD Srcing Chem RPM
USA	318343	RANNEY	JOSEPH ANTHONY	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	318675	HELMS	WILLIAM J	US-OH-COLUMBUS (SC-3849)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV COLUMBUS	700354	US D Fisher RD Whse
Canada	318752	McClary	Marielle	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	Customer Service Manager	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
USA	318787	MCWILLIAMS	JAMES A	US-OH-DUBLIN-DS		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
Canada	318861	Towell	Trevor	CA-RICHMOND		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA RICHMOND	700065	CA D Vancouver - Del
USA	320167	UNDERWOOD	MICHAEL J	US-WA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	320196	CSAKI	DEBORAH SUE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM AD OCEAN/AIR	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	320459	CONTI	GREG J	US-OH-GROVE CITY (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	320664	BARRIENTOS	WILFREDO	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	320791	SAUL	STEPHEN A	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	321228	Pacheco	Manuel	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON/FONTANA	700607	US D Carson Whse Exp
Canada	322001	Iu	Betty	CA-MISSISSAUGA EAST		ASC-ASH SUP CHN	CREDIT AST A	SC OTC CREDIT CANADA	990284	CA Canada Credit	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	322095	MARTIN	NICHOLAS A	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
USA	322133	PARKER	JAMES R	US-OH-EVENDALE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	322134	BAILEY	ROBERT E	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	322175	BUCHANAN	TIFFANY M	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER II	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	322444	SPENCER	LARRY R	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	322954	KLEIN	DOUGLAS D	US-NY-TONAWANDA		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	323004	ANDERSON	WILLIAM L	US-MN-SHAKOPEE (SC-4401)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW SHAKOPEE	700497	US D Shakopee Whse E
USA	323709	CARROLL	PAULA A	US-NY-TONAWANDA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	323868	ANDERSON	TIMOTHY B	US-GA-DORAVILLE		ASCW-WHSE	INVENTORY CONTROL COORDINATOR SENIOR	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	324011	FOLTZ	SHARI A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	324088	LAWLOR	THOMAS M	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
Canada	324177	Sandhu	Harpreet	CA-RICHMOND		ASC-ASH SUP CHN	Cust Sup Mgr	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
USA	324179	PARKER	CORY	US-GA-DORAVILLE		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	324257	SCHNURR	LEAH M	US-OR-NON-FACILITY LOCATION		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700687	US D Sourcing - ES
USA	324284	RAGSDALE	JEFFERY EUGENE	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	324414	FLOWERS	PAULA J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
Canada	324418	King	Robert	CA-MISSISSAUGA NORTH		ADC-ASH DIST	BUSINESS MANAGER II	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
USA	324519	RAWDING	BURTON RONALD	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM MW/W PERS CARE/ARIZONA	701361	DM US CHEM S CAL

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	324575	TAMBURO	DONALD R	US-MD-BALTIMORE		ASCW-WHSE	LEAD	SC PTD LOG EAST BALTIMORE	700703	US D Baltimor Del Ex
USA	324646	ALLEN	CARLA V	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	324702	COLEMAN	ERIKA LYNN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT SENIOR	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	324721	PATTERSON	EMILY L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	324763	COX	KEITH A	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	324938	BRANHAM	KENNETH C	US-SC-COLUMBIA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST COLUMBIA	700203	US D Columbia Del Ex
USA	324964	MUHAMMAD	CHRISTOPHER KENNETH	US-SC-ANDERSON		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	325083	LEHMAN	PAULA	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	325178	CARSON	DANA A	US-MA-TEWKSBURY		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	325179	SHIRK	GENE RICHARD	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	325209	BAULOS	WILLIAM C	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	325286	ARBOR	PETER J	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	325287	NUNTHIRAPAKORN	PAKON M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	325334	HINTON	LORETTA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	325362	Salinas	Patricia	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	325598	OVERBAUGH	THOMAS W	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SALES & OPERATIONS PLANNING MANAGER	SC GLOBAL PLANNING AD	992076	AD Network Planning
USA	325659	LOPEZ	JOSE	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	325676	DUFFY	SEAN M	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	325726	TRAVIS	DANA RAY	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	326024	BERRY	JASON	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW BIRMINGHAM	701326	DM US CHEM EMRLD CST

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	326060	WALLACE	JAMES F	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	326129	THEIBERT	EUGENE M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	326149	DODGE	ROBERT BRUCE	US-MD-BALTIMORE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BALTIMORE	700703	US D Baltimor Del Ex
Canada	326182	Foster	David	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
Canada	326270	Benc	Marijan	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
USA	326301	OLEWINSKI	ROBERT	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	326302	PIJUS	JOHN	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	326303	WILLMAN	KEITH	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	326304	CHMIELEWSKI	MICHAEL R	US-IL-WILLOW SPRINGS		ASCW-WHSE	BLENDER/ACID PERSON	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	326436	BURT	DOUGLAS ALFRED	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	326442	JONES	GREGORY	US-AL-VANCE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	326444	KING	IAN MAURICE	US-AL-VANCE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	326448	SMITH	THOMAS A	US-AL-VANCE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
Canada	326553	Rogers	John	CA-RICHMOND		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA RICHMOND	700066	CA D Vancouver - Whs
USA	326623	QUINN	BRIAN P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	326651	ERTLE	HENRY C	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	326683	MILLER	CHERYL A	US-GA-DORAVILLE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	326684	GOWER	TERRY B	US-GA-DORAVILLE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	326958	WINSETT	JAMES RUDY	US-AL-BIRMINGHAM		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
USA	326979	DIXON	KELVIN OWEN	US-CA-FONTANA		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	327051	REED	RAYMOND S	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	327052	SMITH	THOMAS T	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	327178	Skinner	Rhonda	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
USA	327377	SCHLOSSER	AMANDA J	US-TX-GARLAND		ASCW-WHSE	DISPATCHER A	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	327380	MIRALLES	JESUS	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	327483	LEWELLYN	MICHAEL A	US-KY-LOUISVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	327520	DENEHY	RAYMOND T	US-OK-TULSA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	327632	MCCOY	MILLARD T	US-PA-NON-FACILITY LOCATION		ASCW-WHSE	REGIONAL LOGISTICS MANAGER	SC PTD LOG EAST	700093	US DistNEReg Reg Ope
USA	327725	BRANDON	CHRISTY D	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS CORP ACCTS IRM	701169	USD Corp Acct ES IRM
USA	327811	NEWMAN	KIMBERLY L	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS UPPER MW	701347	DM US ES UPPER MW
USA	327963	HILL	MORRIS	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	328120	VENKER	WILLIAM	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W ST LOUIS	701342	DM US CHEM MISSOURI
USA	328162	SUCHOCKI	CHARLES Z	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	328388	KEEPERS	THOMAS K	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	328521	SPARKS	DAVID	US-OK-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
USA	328522	LARSON	MICHAEL DAVID	US-MN-SAINT PAUL (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	328536	QUINONES	JOSE CARLOS	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	328537	VASQUEZ	JULIAN EDUARDO	US-CA-CARSON		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	328538	HERNANDEZ	JESSE	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	328544	BANUELOS	JOSE DANIEL	US-CA-CARSON		ASCW-WHSE	LAB TECH A	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	328610	SERRANO	LUIS ANGEL	US-FL-TAMPA		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	328917	SHAW	CHRISTOPHER R	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	328972	MCCANTS	RANDALL	US-AL-VANCE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	329072	FENDER	DEAN	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	329079	PAYNE	STEVEN	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	329215	THOMAS	SCOTT P	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES PLASTICS EAST NE NEW JERSEY	701322	DM US PLAS NORTHEAST
USA	329250	ORTEGA	ORLANDO V	US-CA-CARSON		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	329290	LAMB	JIM	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	329579	LAPONZA	SAM	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700417	US D Twins.-Ent. Del
USA	329660	CASSIDY	PATRICK	US-IL-WILLOW SPRINGS		ASCW-WHSE	REGIONAL LOGISTICS MANAGER	SC PTD LOG MIDWEST	700448	US DistMWRegSub2 Op
USA	329751	SMITH	BRAD	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	329832	LANDIS	MICHAEL J	US-KS-KANSAS CITY (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	330104	PATTERSON	ELTON G	US-LA-BATON ROUGE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	330470	SUGGS	BRITNEY	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	330474	THOMPSON	LAURIE A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	330712	CULVER	NOEL MONTE	US-AL-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES ENV SVCS CORP ACCTS IRM	701169	USD Corp Acct ES IRM
USA	330765	JOHNSON	JOHN R	US-OK-TULSA		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	330906	LAWRENCE	DARREN W	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	331012	SOSA	CESAR DANIEL	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	331038	FORRESTER	JACK WARD	US-SC-ANDERSON		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	331203	SANCHEZ	JESSE A	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	331216	MCGRAW	WILLIAM	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	331268	Beveridge	Robert G	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	331426	MARTINEZ	RUBEN	US-CO-DENVER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	331969	CZAMARA	PAUL M	US-NY-TONAWANDA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	332070	NICHOLS	DANIEL L	US-KS-KANSAS CITY		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	332079	TUNAL	DARLENE R	US-TX-MIDLAND		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	332083	WILSON	OWEN C	US-KS-KANSAS CITY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	332494	PRYOR	BRIAN K	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	332509	SHIRK	JOSHUA D	US-IN-ELKHART		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ELKHART	700442	US D Elkhart Whse Ex
USA	332549	STANTON	BRYON	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	332655	NJIE	SAMUEL	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	SUPPLY CHAIN ANALYST	SC PTD LOG EAST MORRISVILLE	991172	Logistics
USA	332701	MITCHAM	JODY GLENN	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	332807	Pham	Don Duy	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
USA	332891	LAND	ELIZABETH A	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	332893	BUSBY	EDWARD J	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	332894	CRAMER	SCOTT E	US-AL-LINCOLN		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	332907	BEEDLE	LELAND A	US-WA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
USA	332933	SIECZKO	JEFFREY J	US-IN-ELKHART		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ELKHART	700442	US D Elkhart Whse Ex
USA	332976	DOUGLAS	ERIC DARNELL	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	332985	CHETLIN	DAVID A	US-TX-GARLAND		ADC-ASH DIST	MANAGER SALES I	DIST SALES ENV SVCS SW	701350	DM US CHEM GARLAND
USA	333052	CASAS	EDEN H	US-TX-MIDLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	333053	MCWHORTER	MATTHEW M	US-OH-DUBLIN-DA		CORP-CORPORATE	SENIOR COUNSEL I	LAW II	991190	Corporate Law	Schedule 1.1(b) Employee
USA	333250	MASTRIA	ROBIN R	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM OV/NE BALTIMORE	701320	DM US CHEM MID ATL

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	333282	COLLINS	JIMMY LYNN	US-AL-LINCOLN		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	333328	Edsall	Aaron Christophe	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	333532	LYTLE	ROBERT D	US-AZ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	333600	KELLER	BRIAN	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT III	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	333614	LAFONTANT	EMMANUEL	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	333898	STERLING	THOMAS J	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS UPPER MW	701339	DM US ES OHIO VALLEY
USA	333920	RIGGS	LAUREN	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES NE	701323	DM US COMP NE
USA	334027	NEWTON	GREG	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700369	US D Grove City Del
USA	334114	MILLER	CORNELIOUS	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW ST LOUIS	700481	US D St.LS-1st St Wh
USA	334301	BILLINGS	DOUGLAS W	US-OK-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DISTRIBUTION MARKETING OIL/GAS	700696	US D MKTG Tech Chem
USA	334377	GARRISON	MELISSA	US-OH-DUBLIN-DA		ADC-ASH DIST	PRICING COORDINATOR	SC OTC NA DUBLIN DC CHEM CORP ACCTS	700681	US D Sourcing Plstcs
USA	334485	AUGUSTUS	MELVIN W	US-LA-BATON ROUGE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	335420	KNAPP	MICHAEL L	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	335698	HEYMANN	ROBERT A	US-WA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES WEST COAST	701358	DM US COMP W COAST
USA	335768	HALL	CHRIS	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W ST LOUIS	701342	DM US CHEM MISSOURI
USA	335988	MARTINEZ COLON	DIMAS	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	336020	WHITE	LYNETTE R	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W ST LOUIS	701342	DM US CHEM MISSOURI
USA	336460	POINTER	KARL W	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	336492	WOODRUFF	TAMI	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	336495	WELCH	MATTHEW	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	336619	HAMMONDS	ANTONIO	US-AL-LINCOLN		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	336633	MOORE	MICHAEL C	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	336640	PETERSON	DAVID A	US-MN-SAINT PAUL (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	336690	REIBOLD	CRAIG	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	336707	FUENTES	EUGENIO M	US-FL-MIAMI		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	336716	SMITH	PAUL	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	336722	DAVID	GERARDO C	US-CA-FONTANA		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	336912	RENZI	JEFF	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	337114	PACELLA	JOHN	US-NJ-CARTERET		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	337142	BANKSTON	A BRETT	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	337275	GUTHRIE	ERIC W	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	337299	BATES	KERRY A	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	337429	RIVERA	LUIS L	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	337519	JAPCON	THOMAS J	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	337950	SADLER	JOSE	US-FL-TAMPA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	337953	EYER	MYLIA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	337963	GUARIN	ROMEL V	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	337989	FORNEY	TONY B	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	338109	HINSON	APRIL	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	338147	CLAFFY	JOANN	US-IL-WILLOW SPRINGS		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	338204	CHAPNICK	KEVIN	US-TN-NASHVILLE (SC)		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
USA	338259	JACKSON	KENNETH	US-TN-MEMPHIS (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
USA	338540	REYNOLDS	JILL M	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST SENIOR	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met
USA	338820	ZAMUDIO	VICKI	US-TX-MIDLAND		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	338845	CRONIN	NICOLE M	US-PA-MORRISVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	339226	LAKES	JASON T	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	339541	Acra	Ricky	US-KY-LOUISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV LOUISVILLE	700393	US D Louisville Del
USA	339561	VANECKO	CATHERINE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	339562	HUCKABA	LINDA	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	339563	HAGER-DUTCHER	KIMBERLY	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	339608	HOLMES	TIMOTHY J	US-MA-TEWKSBURY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	339620	FRANCIS	PAUL A	US-MA-TEWKSBURY		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG EAST TEWKSBURY	700148	US D Tewksbury Del E
USA	339665	LYNCH	MICHAEL T	US-NJ-CARTERET		ASCW-WHSE	FACILITY MANAGER III	SC PTD LOG EAST CARTERET/BALTIMORE	700110	US D Carteret Whse E
USA	339847	WOJTAS	SCOTT	US-IL-FRANKLIN PARK		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	339956	PEARSON-JONES	BARBARA	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM DIST	701261	US D Chem Purch
USA	340341	NEMEC	WANDA	US-FL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	340369	SNYDER	PAUL	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700417	US D Twins.-Ent. Del
USA	340396	TINNER	GLENN	US-PA-MORRISVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	340434	SETNICKY	EDWARD STEVEN	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	340446	ROWLANDS	DAVID	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	340560	DINAN	KEVIN ALAN	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	PROCUREMENT MANAGER I	SC STP INDIRECT MTRLS&SVCS	991174	Indirect Procurement	Schedule 1.1(b) Employee
USA	340681	GONZALEZ	EDUARDO	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	340698	LAUBER	ROBERT E	US-OH-MORAINE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV MORAINE	700361	US D Dayton Del Exp
USA	340897	SIMON	KELLY J	US-KS-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST ST LOUIS	701345	DM US PLAS MISSOURI
USA	340979	WINDSOR	LISA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	341065	SMITH	SHAWN D	US-KS-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST ST LOUIS	701345	DM US PLAS MISSOURI
USA	341068	BIALAS	CHARLES D	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	341070	GRONEMYER	MICHAEL L	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST ST LOUIS	701345	DM US PLAS MISSOURI
USA	341074	MULLENDER	VICKY J	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	341075	PITCHER	SEAN P	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS CORP ACCTS AUTO	700695	US D Corp Accts Auto
USA	341077	SAUER	THOMAS R	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST	700092	US DistNEReg Sell
USA	341082	SMITH	THEOPHILUS	US-TX-HOUSTON (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	341258	SULLIVAN	AMANDA D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	341266	CHALDU	JOSEPH	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	341342	HERNANDEZ	CESAR	US-SC-GREER		ASCW-WHSE	LEAD	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	341345	PHILLIPS	SAMUEL	US-SC-GREER		ASCW-WHSE	LEAD	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	341346	BRELAND	DAVID	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	341347	OCAMPO RUIZ	ANDRES D	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	341349	O’STEEN	MICHAEL	US-SC-GREER		ADC-ASH DIST	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM BMW GREER	701169	USD Corp Acct ES IRM

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	341351	CRITTENDEN	JAMAIL	US-SC-GREER		ASCW-WHSE	LEAD	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	341408	ZWICK	CHAD C	US-NE-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	341460	UMSCHEID	GREG	US-OR-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	341505	JONES	PAUL	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	341523	HAMRIC	MARY	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	341615	THOMAS	BRENT	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	341617	Gunn-Burgess	Kathy	US-IL-WILLOW SPRINGS		ASCW-WHSE	OFFICE ASSISTANT A	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	341629	SOOTHERAN	TIMOTHY C	US-NY-TONAWANDA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	341664	OLNEY	SHANE T	US-MI-LANSING		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	341763	COUCH	JASON A	US-MS-CANTON		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM NISSAN CANTON	701396	IRM Nissan-Atl Cantn
USA	341793	LIPTON	CLARK	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	341909	BOTHWELL	PHILLIP A	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	341935	GOMEZ	FELICIA	US-CA-CARSON		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	342009	JACOBSON	BRADLEY C	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W MINNEAPOLIS	701341	DM US CHEM UPPER MW
USA	342342	SCOTT	PAUL	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W PERS CARE/ARIZONA	701361	DM US CHEM S CAL
USA	342503	CRAMER	MARK	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS NE	701324	DM US ES NE
USA	342526	BUNCE	ROMAN	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	342554	WALLEY	FRANK A	US-MA-TEWKSBURY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	342599	ELM	RAYMOND T	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	342601	EARL	LEONARD	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	MANAGER IRM LOGISTICS	SC PTD LOG IRM LOGISTICS II	700668	IRM Operations	Schedule 1.1(b) Employee
USA	342632	MASSIE	PATTI	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	342696	KAMINSKI	MICHAEL	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	342713	VAZQUEZ	SILVERIO	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	342726	MOCADLO	DANIEL J	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	342727	TAYLOR	JASON T	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	342753	STRAUS	DAVID M	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	342877	BERRY	CAROLYN	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	LOAD COORDINATOR	SC GLOBAL LOGISTICS NA TRANS BULK/EAST	991172	Logistics	Schedule 1.1(b) Employee
USA	342914	MEYER	KELLIE D	US-GA-DORAVILLE		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	342938	MILLS	CHERYL	US-CA-CARSON		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	342959	BLACK	ALEC	US-CO-DENVER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	343358	RUVALCABA	CARLOS	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	343383	EMERSON	BOBBY	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	343419	WILSON	KENNETH E	US-IL-FRANKLIN PARK		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	343449	CAVNAR	DAVID	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	343481	SAWYERS	CHRISTOPHER	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	343494	KUK	ANTHONY	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY MANAGER IV	SC PTD LOG MW WILLOW SPRGS/MENASHA	700465	US D WillSpgs Whse
USA	343540	MCMILLEN	TODD	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER I	DIST GLBL SRCG ENV SVCS	700680	US D Sourcing Group

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	343547	HERRON	KEVIN	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700687	US D Sourcing - ES
USA	343867	GIBNEY	JOHN	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	343945	PRIEBE	BLAINE	US-MI-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS CORP ACCTS AUTO	700663	US D Sellers at ADC
USA	344033	GROUT	KIMBERLY	US-OH-DUBLIN-DS		ADC-ASH DIST	MARKETING SPECIALIST	DISTRIBUTION MARKETING	700694	AD Marketing
USA	344038	FRUSHON	ANGELO	US-NJ-CARTERET		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	344092	MANEY	LINDA C	US-OH-DUBLIN-DS		CORP-CORPORATE	COMMUNICATIONS SPECIALIST SR	COMM/CORP AFFAIRS BUS COMMUNICATIONS	991212	Corp Communications	Schedule 1.1(b) Employee
USA	344107	RUBIO	JESUS C	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	344144	VANOVER	BOBBY J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	344168	BULGALA	JOSE R	US-MA-TEWKSBURY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	344176	HEGLE	ROBERT C	US-CA-FAIRFIELD		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	344204	SIRVINSKIS	THEREASA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	344311	GIL	HUGO	US-CA-CARSON		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	344333	SCHNETZKA	MARGARET E	US-VA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS SE	701332	DM US ES SE
USA	344386	MERRITT	KEVIN L	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	344389	MUSACCHIO	TODD	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	344392	PRATT	VINCENT B	US-AL-LINCOLN		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	344420	BROWN	ROBERT M	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	344430	HOWARD	TIMMY LEE	US-TN-MEMPHIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
USA	344471	D’ANGELO	ROBERT J	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES ENV SVCS NE	701324	DM US ES NE
USA	344477	ERDMANN	DANIEL	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	344493	DeGraw	Kathryn K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	992076	AD Network Planning
USA	344526	WASSON	STEPHANIE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	344531	EDWARDS	MARC ALLEN	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	344537	ZITO	NICK	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	344569	PENIX	STEVE	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES OH VALLEY	701338	DM US COMP OV
USA	344665	WILLMAN	MICHAEL E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	PLANNING PROCESS MANAGER	SC GLOBAL PLANNING AD 2	992076	AD Network Planning
USA	344692	LIVELY	SUSAN J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	344694	KIRKLAND	LEE ALAN	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	FLEET OPERATIONS MANAGER	SC GLOBAL LOGISTICS DOT SYS & COMP FL OP	991172	Logistics	Schedule 1.1(b) Employee
USA	344707	HASKINS	GARY M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	344737	GODWIN	KRISTIE	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
USA	344795	MORALES	NATHAN P	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	344807	BRADSHAW	LARRY B	US-AL-VANCE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	344849	GUTIERREZ	ARNOLD A	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	345013	MAUGHAN	THOMAS	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	345072	MICHALOSKY	JOHN	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	345090	REAL	JUAN	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	345122	LAWRENCE	JOHN	US-PA-MORRISVILLE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST MORRISVILLE	700117	US D Morrisville Del
USA	345139	RODRIGUEZ	RUBEN	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	345246	WRIGHT	MICHAEL	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE SENIOR	SC OTC CREDIT COLLECTIONS/INTL	992047	PM & Water Credit	Schedule 1.1(b) Employee
USA	345286	FONTAINE	IAN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REPLENISHMENT PLANNER II	SC GLOBAL PLANNING AD 2	992076	AD Network Planning

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	345346	GONZALEZ	MIGUEL	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR SENIOR	SC OTC GTM EXPORT AD/APM AD CAN/MEX	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	345347	O’CALLAGHAN	RYAN	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	345388	MAKERSON	ANTHONY	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	345407	PEEPELS	CAROLYN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	345452	Gonzalez	Jose	US-CA-FONTANA		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	345456	ORR	SHAUN L	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	345466	MILLER	MICHELLE A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	345539	LUTTIN	FRANK D	US-FL-TAMPA		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG SE TAMPA	700251	US D Tampa Whse Exp
USA	345547	EILER	ADRIAN	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL
USA	345554	HOERTZ	RACHEL	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	345583	MCKNIGHT	MATTHEW B	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	345586	LANGLEY	CHRISTINE	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
USA	345619	WANNEBO	STANFORD	US-MN-SAINT PAUL (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	345751	WOODS	ANDREAOUS MEKELL	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	345763	BURNS	GARY	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	345777	OWENS	NAKEA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	345785	WITHEM	JENNIFER	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	345821	MEYER	EDWARD W	US-OH-DUBLIN-DS		ADC-ASH DIST	SUPERVISOR CUSTOMER SERVICE	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700687	US D Sourcing - ES
USA	345932	KALKBRENNER	WILLIAM J	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	345944	CRUMP	RONALD	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	346004	GUNSHEFSKI	ALEXANDER	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	346088	KUHN	KIM M	US-CA-FONTANA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST FONTANA	700647	US D Fontana Whse Ex
USA	346117	BARBARY	JUANA E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	346157	King	Timothy	US-SC-ANDERSON		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	346258	KILBARGER	DOUGLAS	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	346320	WATKINS	SHAWNA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	346321	STOAN	KATHLEEN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	346359	QUINN	RYAN R	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	346369	SINAY	MARY C	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES ENV SVCS UPPER MW	701347	DM US ES UPPER MW
USA	346411	STANDRIDGE	SHAWN K	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	346498	STEELE	BRIAN C	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	346501	SIEBENECK	ADAM	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	346515	BUCKLEY	RALPH A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	346518	BIBER	KIMBERLY P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	346724	CABAN	KENNETH D	US-MA-TEWKSBURY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	346728	MARR	ANDREW W	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP CHEMICALS	700688	US D Srcing Bus Met
USA	346749	AGUILAR	MARK A	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	346766	MUNCIE	BRENDA K	US-OH-DUBLIN-DA		CORP-CORPORATE	PARALEGAL II	LAW II	991190	Corporate Law	Schedule 1.1(b) Employee
USA	346797	WELLS	SARA	US-CT-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	346847	Lemaster	Jenna E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	346931	WEISBECKER	JEFFREY C	US-OH-EVENDALE		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	346955	MENDELSON	ADAM	US-NC-NON-FACILITY LOCATION		ASCW-WHSE	ENVIRONMENTAL HEALTH & SAFETY COMPLIANCE	SC PTD LOG IRM	700668	IRM Operations
USA	346978	MORRIS	DENVER R	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	347048	WILLIS	SARA B	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	347127	SMITH	ERIN E	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER PROCUREMENTS	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701265	US D Comp Purch
USA	347244	HOLLADAY	BRIAN C	US-SC-ANDERSON		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG EAST ANDERSON	700315	US D Anderson Whse E
USA	347360	SCHINKE	DENNIS	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700417	US D Twins.-Ent. Del
USA	347463	PROCK	KELLY E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	347473	HAMILTON	GARRETT A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	347513	FERRY	STEVE F	US-PA-MORRISVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	347558	BLANK	JEFFREY	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	347562	BAIR-ROSS	ANGELA	US-OH-DUBLIN-DS		ADC-ASH DIST	PROPOSAL ANALYST II	DIST SALES CHEM CORP ACCTS BUS DEV CS1	700691	USD Corp Acct Chem W
USA	347572	SIMON	DAVID H	US-CA-SANTA ANA		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	347664	ACOSTA	LEROY G	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	347721	GRESS-MEDINA	CHERYL	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	347765	BENNETT	HEATHER	US-OH-DUBLIN-DS		ADC-ASH DIST	TRAINER	DIST GLBL SRCG BUS SUP TRAINING	700680	US D Sourcing Group
USA	347780	MARTINEZ	ALEXANDER	US-CA-CARSON		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	347790	BARWICK	RICHARD	US-SC-COLUMBIA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST COLUMBIA	700203	US D Columbia Del Ex
USA	347839	VICHICH	LANA	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	347924	LENDABARKER	DAWN	US-IL-WILLOW SPRINGS		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL
USA	347925	YANCEY	JULIAN	US-TN-MEMPHIS (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
USA	347937	CHRISTIAN	NATHAN	US-OH-MORAINE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV MORAINE	700361	US D Dayton Del Exp
USA	347951	SERNA	CHRISTOPHER	US-IL-FRANKLIN PARK		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	347987	BINKOWSKI	RICHARD S	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	348013	AGUERO	MARVIN	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	348021	WELLS	DAN G	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	348057	CURETTE	WILLIAM	US-TX-HOUSTON (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	348058	BROWN	DAWN	US-OH-DUBLIN-DS		ADC-ASH DIST	BUSINESS SUPPORT ANALYST	DIST GLBL SRCG BUS SUP PLASTICS	700688	US D Srcing Bus Met
USA	348143	ELLIOTT	CHRISTOPHER L	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	FLEET APPLICATIONS SPECIALIST	SC GLOBAL LOGISTICS FLEET MANAGEMENT	991172	Logistics	Schedule 1.1(b) Employee
USA	348145	VAZQUEZ	SALVADOR	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	348146	AVILA	EFRAIN G	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	348245	HARRISON	STEVE R	US-TN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SE	701331	DM US COMP SE
USA	348266	CLAUSING	RUTH	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	348295	BOYER	JONATHAN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	348307	CATALAN	ANITA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	348322	NAPIER	JOSEPH	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	348341	CARLOS	MIGUEL	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	348378	GARRISON	JAMES	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	348383	SMILEY	ADRIAN L	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	348384	LENNING	EDWARD L	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	348398	PORTS	ANTHONY	US-CA-FAIRFIELD		ASCW-WHSE	DISPATCHER SENIOR	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	348515	AUBREY	BARRY	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS BUS DEV BRE	701131	US D Srcing Tech Pl
USA	348518	WINDHAM	TWANIA J	US-IL-FRANKLIN PARK		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
USA	348519	VIVIANS	VENITA N	US-OH-MORAINE		ASCW-WHSE	ENVIRONMENTAL SERVICES COMPLIANCE MANAGE	SC PTD LOG OV MORAINE	700361	US D Dayton Del Exp
USA	348582	SELLERS	KEVIN	US-LA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	348614	CUMMINGS	STEPHANIE N	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	348637	ADMANA	LEAH B	US-PA-MORRISVILLE (SC)		ASCW-WHSE	ADMINISTRATIVE ASSISTANT	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	348658	WHEELER	JULIANA D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	348664	PERRY	DAVID L	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	348743	HUNT	RICK M	US-OK-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES SW	701352	DM US COMP SW
USA	348749	HARCROW	JOHN H	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	348804	BURNETT	JONATHAN	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE COMPLIANCE ANALYST	SC OTC IMPORT/EXPORT	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	348879	GECKELER	MARK A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE LEAD	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	348943	RIOS	MARIA DE LOURDES	US-CA-CARSON		ASCW-WHSE	OFFICE ASSISTANT B	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	349013	HARRISON	MONICA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AAFI/WT AI CANADA	992007	Global Trade Mgmt	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	349056	KING	JACQUELIN L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	349122	PRUETER	DAVID	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	349144	EPP	JULIE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT A	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West
USA	349157	BALL	SHAWN	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
USA	349162	CHRISTENSEN	STEVEN S	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W PERS CARE/ARIZONA	701361	DM US CHEM S CAL
USA	349193	CHAFFINS	CHAD	US-OH-DUBLIN-DS		ADC-ASH DIST	CREDIT ASSISTANT B	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	700685	USD Srcing Chem RPM
USA	349228	WISE	SHANE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	PLANNING PROCESS MANAGER	SC NETWORK PLANNING	992072	PM Planning Team	Schedule 1.1(b) Employee
USA	349244	MITCHELL	LEO P	US-OH-EAST LIBERTY		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG IRM HONDA EAST LIBERTY	701058	IRM Honda-Dayton-EL
USA	349281	ARNOLD	GLORIA	US-TX-HOUSTON (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	349439	SPIRES	LAURIE A	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT II	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	349466	MOORE	SHAWN H	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	349486	CALHOUN	RANDALL L	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	349573	VAN DUSER	RICHARD	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	349608	KENYON	SARAH	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
USA	349613	HILL	LAURIE M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	349646	HURLEY	MATTHEW	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
USA	349724	MONLIN-WOODRUFF	MARIA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	349729	STEWART	JENNIFER A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	349750	KENYON	DANIEL	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	Sales Account Manager II	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
USA	349762	HALSEY	JOSEPH	US-OH-GROVE CITY (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	349789	PATTERSON	STEVEN	US-MS-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW BIRMINGHAM	701326	DM US CHEM EMRLD CST
USA	349790	KWIATKOWSKI	KEVIN	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES PLASTICS EAST INDIANAPOLIS	701336	DM US PLAS MIDWEST
USA	349881	VECERA	JASMINE C	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	349935	BANNISTER	ROGER BRIAN	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	349965	HOWE	ROBERT E	US-TN-MEMPHIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
USA	349967	KOVAKA	BRIAN D	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	349982	BROCK	JOHN E	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	350005	CARTER	PHILLIP L	US-GA-DORAVILLE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	350078	GRENDA	DAVID	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST SAN FRAN	701357	DM US PLAS NORTHWEST
USA	350083	Kaing	Michael	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	350086	JENSEN	PAUL J	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	350134	MURPHY	DANIEL	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	350137	LYERLA	NICOLE S	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	350171	NORTHROP	JAY P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	350188	DEMARIA	STEVEN M	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	350207	GAY	VINCENT N	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS SW	701353	DM US ES SW
USA	350252	ROSSIGNOL	KIMBERLY J	US-MA-TEWKSBURY		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	350311	RILEY	EDWARD J	US-OH-DUBLIN-DS		ADC-ASH DIST	PRICING COORDINATOR	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	350313	MUNDT	KERRY A	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	350360	MYERS	ANTHONY K	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	350449	GREEN	ANGELA M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	350490	BRADLEY	SUSAN M	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	OFFICE ASSISTANT SENIOR	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	350590	DWENGER	MARK A	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	350628	HAUDENSCHIELD	MATTHEW W	US-OH-EAST LIBERTY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA EAST LIBERTY	701058	IRM Honda-Dayton-EL
USA	350635	MATYGA	STANLEY	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	350674	BOYD	GARY	US-PA-MORRISVILLE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	350687	TICE	KALIN R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	350688	TAYLOR	JILL E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	350689	MYERS	ERIN R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	350690	WOODFORK-DAVIDSON	LAKEESHA K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	350699	FELDER	RAINA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	350731	GRIFFITH	JEFFREY D	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	350742	MYERS	SEDRIC	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS SW	701353	DM US ES SW
USA	350767	PETROVICH	NADIA	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	350793	WURSCHMIDT	JOSH	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	350889	HARJUNG	GEORGE	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS UPPER MW	701169	USD Corp Acct ES IRM
USA	351376	SCOTT	RANDY D	US-OH-MORAINE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV MORAINE	700361	US D Dayton Del Exp
USA	353425	Mortimer	Robert D	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	353426	Henderson	Joseph J	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	354694	SCHEAFFER	WILLIAM	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	355018	DIXON	ALARIC	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	355041	WILSON	KEVIN	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	355043	NEGRETTE	MICHAEL S	US-CA-CARSON		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	355050	WINNER	EDWARD J	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700345	US D Cincinnati Del
USA	355074	CARL	MICHAEL R	US-MI-LANSING		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	355110	GRAHAM	VICTOR	US-OH-GROVE CITY (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	355111	TICE	THOMAS E	US-OH-GROVE CITY (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	355116	SPILMAN	KRISTY	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	355126	HAND	GREG	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE II	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	355434	LAWSON	WALTER F	US-OH-GROVE CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	355488	RENK	NICK	US-KS-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W ST LOUIS	701342	DM US CHEM MISSOURI
USA	355829	JOHNSON	SAMUEL W	US-AL-MOBILE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
USA	356020	CARSWELL	TERIUS	US-OH-DUBLIN-DS		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701327	DM US CHEM FLORIDA
USA	356696	FORMAN	JEFFREY S	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
USA	356697	BRENTLINGER	RACHEL S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	356739	ROBERTS	PAULA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	356884	KOENIG	KIMBERLY	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DISTRIBUTION MARKETING 1	700696	US D MKTG Tech Chem
USA	356895	KRATZ	EDITH C	US-OH-GROVE CITY (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	356919	ARBER	ELIZABETH	US-OH-DUBLIN-DS		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES CHEM CORP ACCTS	700691	USD Corp Acct Chem W
USA	356920	Dominey	Katina	US-OH-DUBLIN-DS		ADC-ASH DIST	PRICING COORDINATOR	DIST GLBL SOURCING PLASTICS STYRENE	700681	US D Sourcing Plstcs
USA	356928	YANEZ	ANTELMO M	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	356931	BENNEFIELD	JUSTIN A	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	356979	GARRETT	CALVIN	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	357722	CHESSHIR	CASSANDRA S	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	358021	COURTRIGHT	MICHAEL	US-OH-DUBLIN-DS		ADC-ASH DIST	PRICING COORDINATOR	DIST GLBL SRCG CHEM COMMODITIES	700685	USD Srcing Chem RPM
USA	358574	WALTERS	JAMES L	US-OH-DUBLIN-DS		CORP-CORPORATE	EH&S SPECIALIST SR	EH&S COMPLIANCE & RISK MANAGEMENT	991153	EH&S SC Comp & Risk	Schedule 1.1(b) Employee
USA	359664	DAVIS	JOHN R	US-MA-TEWKSBURY		ASCW-WHSE	FACILITY MANAGER II	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	359723	HILL	RONNIE A	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	359724	CLARK	ROBERT T	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	359725	OSUAGWU	EZERUO O	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	359845	BOSTICK	SCOTT W	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	359848	REISLING	BRIANNE N	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT ASSOCIATE	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	359886	HARRIS	RON	US-IN-ELKHART		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ELKHART	700441	US D Elkhart Del Exp
USA	359929	SARTORS	TROY A	US-OK-TULSA		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	359941	RUMSCHLAG	REBECCA	US-OH-DUBLIN-DS		ADC-ASH DIST	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN WT INDUSTRIAL	700671	US D G&A
USA	359961	WYCKOFF	SANDRA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	359971	HUNT	JULIAN R	US-TX-HOUSTON (SC)		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	359974	Pugh	Bryan	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	359985	SNYDER	NANCY A	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	360000	JONES	EVAN A	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	360004	ARMSTRONG	WILLIAM S	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	360077	TAYLOR	MICHAEL S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	360162	CARR	MARCUS L	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	360178	MEHL	JAY L	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	360180	WHITE	JAMES	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	360346	GROSS	PATRICIA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	360353	WHERLEY	ANTHONY	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES CHEM MW/W MINNEAPOLIS	701341	DM US CHEM UPPER MW
USA	360367	ABLES	TROY A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	360369	BURCHETT	RONNIE D	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	360385	HERCHIK	JAMIE	US-OH-DUBLIN-DS		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	360470	MARTIN	CHAD A	US-OH-DUBLIN-DS		ASCW-WHSE	IRM LOGISTICS SUPPORT STAFF	SC PTD LOG IRM	700687	US D Sourcing - ES
USA	360498	SMITH	AUSTIN	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DISTRIBUTION MARKETING 1	700696	US D MKTG Tech Chem
USA	360500	WOODRUFF	JOHN	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ
USA	360560	KERSEY	STEVEN P	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	360585	DUFF	JANE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	360627	CLEVENGER	CHRISTOPHER L	US-AL-LINCOLN		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	360661	GLOVER	CATHERINE L	US-CA-CARSON		ASCW-WHSE	ADMINISTRATIVE ASSISTANT	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	360694	GARCZEK	DARIUSZ	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	360750	MCCALL	PHILIP E	US-SC-BLYTHEWOOD		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	360761	MOLINA	JAMES M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	360781	MEDCALF	JENNIFER	US-OH-DUBLIN-DS		ASCW-WHSE	SUPPLY CHAIN PROJECT MANAGER SENIOR	SC DISTRIBUTION OPERATIONS	992152	AD Op Admin
USA	360783	BRINTLINGER	JEAN A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	360785	PENCE	SANDRA K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	360797	FRY	JEFFREY STEVEN	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	360835	COLLINS	MICHAEL G	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	360989	Ertle	Matthew J	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	361029	TAYLOR	DAVID LEE	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	361033	SULLIVAN	MARY E	US-MA-TEWKSBURY		ASCW-WHSE	ADMINISTRATIVE ASSISTANT	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	361035	Eastman	Penny L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT B	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	361066	BERTSCH	EUGENE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	361071	FENDLEY	RICHARD C	US-CA-CARSON		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	361075	FIDLER	DEAN ALLEN	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	361092	KRITZ	CHARLES T	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE IV	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
USA	361122	MCNALLY	STEPHEN M	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	361133	HUFF	JOHN D	US-TX-GARLAND		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	361152	WALTERS	CRAIG I	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	361168	WALTERS	TRAVIS R	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	361169	COFER	PEGGY J	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	361178	KAISER	ROBERT STEPHEN	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	361203	MATHEWS	MISTY D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	361209	GREER	PHILLIP RAFAEL	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	361284	MCCRAW	DAVID M	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	361288	ROBERTS	EMIL CLAY	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
USA	361336	MCFERRAN	DAVID L	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	361337	McNail	Robert	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	361367	FARMER	DAVID R	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	361368	CRUZ	ROBERTO	US-PA-MORRISVILLE (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	361425	FELDHOUSE	JEFFREY A	US-MA-TEWKSBURY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	361453	SIEDENTOPF	DARLENE	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	361480	SALTER	TODD E	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	361485	MITCHELL	STEVEN W	US-TN-MEMPHIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
USA	361490	REED	PATRICK D	US-TX-GARLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	361542	PERDOMO	JORGE F	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	361579	MOODY	HOWARD E	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	361619	Cultice	Bradley A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
USA	361629	THOMAS	ARTIS	US-FL-MIAMI		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	361644	THOMPSON	MICHAEL D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	361652	YOUNG	CHRISTINE S	US-AZ-CHANDLER		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG WEST CHANDLER	700615	US D Chandler Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	361657	BRUCE	STEVEN G	US-TX-HOUSTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	361670	HUGHES	NICOLE	US-OH-DUBLIN-DS		ADC-ASH DIST	MARKETING SPECIALIST	DISTRIBUTION MARKETING	700694	AD Marketing
USA	361680	HOWELLS	HENRY D	US-GA-SAVANNAH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E
USA	361686	Holley	Ternole Onarl	US-NC-CHARLOTTE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	361722	ROACH	MARCUS T	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS CORP ACCTS IRM	701169	USD Corp Acct ES IRM
USA	361724	HARE	MELINDA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	361740	Brookshire	Jody	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	361754	HOBLICK	BETTINA L	US-OH-DUBLIN-TECH W		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM AD PUERTO RICO	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	361756	SANDOR	MEGHAN R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	361773	WHEELER	JENNA	US-TX-DALLAS		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS SW	701353	DM US ES SW
USA	361785	CALVANESE	JOHN	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	361807	BROWN	CHRISTOPHER C	US-LA-BATON ROUGE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BATON ROUGE	700551	US D Baton Rouge Del
USA	361847	SMISEK	PAUL E	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	361864	DONALDSON	GLENN	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	361888	Woodards	Erin	US-NJ-CARTERET		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	361893	REED	WILLIAM	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	361904	MARABLE	ERIC R	US-TN-NASHVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
USA	361915	MILLER	HALEY E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	361921	BLAYLOCK	MICHAEL T	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	361970	ALDER	ANGELA M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	361973	KROGER	ANGELA S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	361977	LEWIS	CAMERON A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	361985	GOOD	SCARLETT J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM AD OCEAN/AIR	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	361986	WASSERMAN	PETER J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM AD CAN/MEX	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	361996	SCHAEFFER	STEPHEN H	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	362019	HILL	SENECQUA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	362020	WOOSTER-MCBRIDE	JENNY L	US-OH-DUBLIN-DA		ASC-ASH SUP CHN	MANAGER FACILITY NETWORK	SC GLOBAL LOGISTICS FACILITY NETWORK	991172	Logistics	Schedule 1.1(b) Employee
USA	362038	GARCIA	MARION H	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	362042	TEMPLE	ABBY E	US-TN-NASHVILLE (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
USA	362052	WATKINS	JARED W	US-NY-BINGHAMTON (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST BINGHAMTON	700132	US D Binghamton Del
USA	362057	LASTOVICA	MICHAEL	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS WEST DALLAS	701351	DM US PLAS SOUTHWEST
USA	362121	BOMMARITO	MICHAEL J	US-MI-LANSING		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	362217	DITTEMORE	ADAM J	US-MI-LANSING		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH LANSING	700402	US D Lansing Whse Ex
USA	362220	TYLER	MARISA	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	362233	DUSHKEWICH	PHILLIP	US-RI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES NE	701323	DM US COMP NE
USA	362305	HUBBERT	ALICE F	US-AL-VANCE		ASCW-WHSE	OFFICE ASSISTANT B	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	362352	SWAN	EDWARD J	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	362389	HENRY	SHATILYA L	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	362390	FEASTER	JESSIE P	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	362414	HARRISON	JESSE	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
USA	362496	HOLLIS	OKERA D	US-IL-WILLOW SPRINGS		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	362506	SAAD	CINDY R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	362554	ECK	JASON D	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	362557	Dees	Bobby D	US-MO-SAINT LOUIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST LOUIS	700480	US D St.LS-1st St De
USA	362567	MENDOZA	LUIS M	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	362590	RUTHERFORD	ANDREW P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	362613	DEIBEL	AMBERLY M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	362629	DANCY	TAMMY L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	362676	WILLIAMS	JERRY D	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	362722	TRESCOTT	LORI A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
Puerto Rico	362727	SOTO	MARIA M	PR-CATANO 1031		ASCW-WHSE	FACILITY MANAGER I	SC PTD LOG SE SAN JUAN	701073	PR D Whse
USA	362730	DENISON	LINDA J	US-OH-DUBLIN-DS		CORP-CORPORATE	EH&S PROJECT MANAGER I	EH&S COMPLIANCE & RISK MANAGEMENT	991153	EH&S SC Comp & Risk	Schedule 1.1(b) Employee
USA	362793	SUTTON	DAVID	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES PLASTICS EAST INDIANAPOLIS	701336	DM US PLAS MIDWEST
USA	362803	CARTER	MICHELLE L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	362807	Garner	Paul C	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	362808	CLAUSI	JASON T	US-OH-EAST LIBERTY		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM HONDA EAST LIBERTY	700687	US D Sourcing - ES
USA	362884	DUNMIRE	ROBERT M	US-OH-RUSSELLS POINT		ASCW-WHSE	IRM SUPERVISOR	SC PTD LOG IRM HONDA RUSSELLS POINT	701313	IRM Honda-Dayton-RP
USA	362911	NEWHART	DREW	US-GA-SAVANNAH		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	362918	YIM	RICHARD	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp
USA	362942	VENCI	CHARLTON V	US-OH-DUBLIN-DS		ASCW-WHSE	MANAGER IRM LOGISTICS	SC PTD LOG IRM LOGISTICS I	700668	IRM Operations
USA	363030	Cholewa	Mark A	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	363038	Addison	Michael A	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	363043	FOULIS	TODD R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REPLENISHMENT PLANNER SENIOR	SC GLOBAL PLANNING AD I	992076	AD Network Planning
USA	363061	HVISDOS	LORI A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	363069	Weatherby	RACHAEL L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	363180	CHAPMAN	JENNIFER A	US-MN-SAINT PAUL (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
Spain	363183	Pereira Ramalhete	Anabela	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
USA	363338	STEFFENSEN	JANIS M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
Canada	363436	Hendricks	Jacqueline	CA-MISSISSAUGA WEST		ADC-ASH DIST	MATERIAL COORDINATOR B	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
Canada	363438	D’mello	Wilma	CA-MISSISSAUGA NORTH		ADC-ASH DIST	PRICING COORDINATOR	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
Canada	363441	Rubbra	Andree	CA-MISSISSAUGA WEST		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
Canada	363444	Mackenzie	Karen	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701258	CA D Reg Purchasing
Canada	363446	Picklyk	Chris	CA-WINNIPEG NON FAC LOC		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell
Canada	363453	Perreault	Carole	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Canada	363454	Gibson	Brian	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
Canada	363458	Haddad	Anita	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
Canada	363461	Williams	Robert	CA-MISSISSAUGA NORTH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO DAY	701405	CA D Miss KTN -Deliv

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	363468	Anderson	Bradley	CA-EDMONTON NON FAC LOC		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA ALBERTA	700052	CA D West - Selling
Canada	363469	Parent	Sandra	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
Canada	363470	Holowaty	Sean	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	363477	Turgeon	Alexandre	CA-MONTREAL	“European Employee”	ADC-ASH DIST	TERRITORY MANAGER	DIST SALES PLASTICS WEST EAST CANADA	700007	CA D East Plas-Selli
Canada	363483	Schmidt	Kevin	CA-MISSISSAUGA NORTH		ADC-ASH DIST	TERRITORY MANAGER	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
Canada	363492	Pereira	Russell	CA-MISSISSAUGA NORTH		ADC-ASH DIST	ACCOUNT ASSOCIATE I	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
Canada	363498	Hill	Alex	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
Canada	363500	Te	John	CA-EDMONTON NON FAC LOC		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA ALBERTA	700052	CA D West - Selling
Canada	363501	Sharoun	Regine	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Canada	363502	McOuat	Jonathan	CA - EDMONTON		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	363505	Pignataro	Tiziana	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701258	CA D Reg Purchasing
Canada	363508	Balasundaram	Tanuja	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	ADMINISTRATIVE ASSISTANT A	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
Canada	363509	Fontaine	Marc	CA-MONTREAL	“European Employee”	ASCW-WHSE	Plant Supervisor	SC PTD LOG CANADA MONTREAL	700018	CA D Montreal - Whse
Canada	363513	Babin	Roland	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	363514	Lizotte	Harriet	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Canada	363515	Fatouros	Hari	CA-MISSISSAUGA SOUTH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO DAY	700034	CA D Miss S-Delivery
Canada	363516	Singh	Jennifer	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
Canada	363518	Paradis	Doris	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Canada	363526	Newberry	Christopher	CA-MISSISSAUGA NORTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA NO DAY	701405	CA D Miss KTN -Deliv
Canada	363527	Kerschbaumer	Kodell	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
Canada	363530	Isberg	Vern	CA-RICHMOND		ADC-ASH DIST	ACCOUNT MANAGER	DIST SALES CHEM WEST CANADA ALBERTA	700052	CA D West - Selling
Canada	363532	Smith	Tori	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
China	363579	Lu	Miao(Joyce)	CN-SHANGHAI-CHC		ADC-ASH DIST	PROCUREMENT ASSISTANT III	DIST SALES PLASTICS WEST CHINA PRODUCT	701363	CN9 AD Selling
China	363762	Xue	Zhenzhong(Alex)	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
China	363768	Wu	Yuxiang(Michael)	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
China	363777	Zhang	Jinhong(Joel)	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
China	363853	Shi	Hengruo(Harley)	CN-SHANGHAI-CHC		ADC-ASH DIST	TECHNICAL SERVICE REP I	DIST SALES PLASTICS BUS DEV CHINA	701365	CN9 AD Tech Service
France	363874	Malin	Olivier	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
France	363885	Fouque	Sandrine	FR-BEZONS CEDEX	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative B	SC OTC EMEA BEZONS	990251	Ash France- OTC	Schedule 1.1(b) Employee
USA	363906	STARKS	BRIAN C	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
France	363923	Gross	François Xavier	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	CUSTOMER SERVICE REPRESENTATIVE	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700718	FR Plastics In Coun
France	363931	Marrien	Jean François	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Germany	363936	Petralia	Marcella	DE-STUTTGART	“European Employee”	ADC-ASH DIST	ADMINISTRATION ASSISTANT	DIST INTL EMEA EUROPEAN SALES	701042	DE1 Plastics Selling
Germany	363940	Leuze	Gudrun	DE-STUTTGART	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Germany	364068	Müller	Nicole	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee
Germany	364087	Knippl	Katja	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee
Germany	364089	Beckers	Kirstin	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Italy	364153	Nardozi	Laura	IT-MILANO	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA MILAN	990252	Ash Italia SPA-OTC	Schedule 1.1(b) Employee
Mexico	364174	Flores de León	Gerardo Alberto	MX-MONTERREY 1802		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS SW	701423	MXD Corp Acct ES IRM
Mexico	364176	Lechuga Díaz	Jesus Reynaldo	MX-MONTERREY 1802		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST LA	701425	DM US PLAS WCOAST-MX
Netherlands	364264	Den Haan	Marco	NL-BARENDRECHT-0311	“European Employee”	CORP-CORPORATE	MANAGER BUSINESS CREDIT	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990172	ESBS Credit Mgt	Schedule 1.1(b) Employee
Poland	364408	Bak	Katarzyna	PL-WARSAW	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE II	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701228	PL Plastics In Coun
Poland	364412	Koltalo	Grzegorz	PL-NONFACILITY LOC-0481	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701224	PL Plastics Selling
Poland	364427	Kuczynska	Joanna	PL-WARSAW	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT IV	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701228	PL Plastics In Coun
USA	364516	BURACK	CHRISTOPHER	US-UT-CLEARFIELD		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST CLEARFIELD	700623	US D Clearfield Whse
Spain	364563	Martinez Sanchez	Antonio	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Production Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364565	Solis Mayorga	Rafael	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Maintenance Worker	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364566	Gonzalez Maillo	Manuel	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Production Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364567	Mingorance Mingorance	Antonio	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Production Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364568	Perez Vega	Enrique	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Production Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364569	Pau Clariana	Josep	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Spain	364570	Arranz Campillo	Luis Miguel	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Spain	364572	Reyes Clotas	Abel	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Production Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364595	Gonzalez Domingo	Javier	ES-BARCELONA	“European Employee”	ADC-ASH DIST	FORK LIFT OPERATOR	DIST INTL EMEA EUROPEAN SLS IBERIA WHSE	701192	ES1 AD - BARCELONA
Spain	364605	Muñoz Gonzalez	Maria de los Angeles	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA EUROPEAN SLS IBERIA	701368	ES Plastics Barc Off

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Spain	364606	Escobar Jurado	Daniel	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Plant Operator	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	364610	Torrecillas Balasch	Silvia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	BUSINESS SUPPORT GROUP	DIST INTL EMEA SOURCING I	701186	ES1 AD In Ctry Admin
Spain	364612	Peraza	Douglas Ernesto	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA SOURCING	701186	ES1 AD In Ctry Admin
Spain	364624	Verges Gonzalez	Maria Luz	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA PURCHASING III	701188	ES1 AD Cent Purch
Sweden	364656	Hopstadius Eriksson	Eva	SE-STENUNGSUND	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS NORDIC	701234	SE Plastics Selling
United Kingdom	364691	Parker	Joan	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	ASSISTANT I	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701183	GB Plastics In Cou
United Kingdom	364733	Perkins	Andrew	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE II	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
United Kingdom	364737	Socha	Helen	GB-ALFERTON DERBYSHIRE	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative B	SC OTC EMEA ALFRETON	990254	Ash UK Ltd- OTC	Schedule 1.1(b) Employee
United Kingdom	364743	Claypole	Gary	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
United Kingdom	364748	Palmer	Kirsty	GB-ALFERTON DERBYSHIRE	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative B	SC OTC EMEA ALFRETON	990254	Ash UK Ltd- OTC	Schedule 1.1(b) Employee
USA	364846	WICKERSHAM	MICHAEL	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
USA	364896	STOVELL	SAMUEL A	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	364897	READY	ASHLEY E	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	364946	RAWSON	JEFF A	US-OH-DUBLIN-DS		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
Canada	364972	Perez	Jose	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
USA	364997	GRZYBEK	EUGENE F	US-NY-TONAWANDA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	365009	VENABLE	MICHAEL	US-GA-DORAVILLE		ASCW-WHSE	LAB TECH SENIOR	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex
USA	365016	PRITCHARD	SARAH	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
USA	365018	JENKINS	MATTHEW	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	365019	MOORE	JOSHUA D	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	365020	JIMENEZ	DAVID A	US-CO-DENVER		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST DENVER	700630	US D Denver Del Exp
USA	365022	CLARK	VIRGINIA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT B	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	365023	SKIDMORE	BRANDON C	US-OH-DUBLIN-DS		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES ENV SVCS CORP ACCTS IRM	701169	USD Corp Acct ES IRM
USA	365031	DINGMAN	DENNIS H	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
Germany	365032	Ivanda	Jaka	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee
USA	365081	PADILLA	ERIC	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
China	365178	Yang	Yun(Oliver)	CN-SHANGHAI-CHC		ADC-ASH DIST	PROCUREMENT SPECIALIST SENIOR	DIST SALES PLASTICS WEST CHINA PRODUCT	701363	CN9 AD Selling
USA	365232	JACKSON	AVERY T	US-SC-BLYTHEWOOD		ASCW-WHSE	LEAD	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	365257	CHAMBERS	TODD D	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W MINNEAPOLIS	701341	DM US CHEM UPPER MW
USA	365372	Volum	Charles J	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	365400	WILSON	CHARLES B	US-OH-DUBLIN-DS		ADC-ASH DIST	MANAGER PROCUREMENTS	DIST GLBL SRCG BUS SUP PRCH PLASTICS	701263	US D Plastic Purch
USA	365492	MC FARLAND	STEVEN J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	365554	SCHUMACKER	MARK W	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST GLBL SRCG PLASTICS	700681	US D Sourcing Plstcs
USA	365584	ELFRINK	BRENDA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	365603	MESCHER	AMY	US-OH-DUBLIN-DS		ADC-ASH DIST	Secretary C	DIST SALES PLASTICS	700684	USD Srcing Mktg
USA	365647	FARRELL	MARK E	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	365714	REID	TIMOTHY A	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	365911	THOMAS	LARRY D	US-SC-GREER		ASCW-WHSE	SENIOR LEADPERSON	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	365926	HINTON	ALLEN D	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	365965	FLEXER	JAMES R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SALES & OPERATIONS PLANNING MANAGER	SC GLOBAL PLANNING AD	992076	AD Network Planning

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	365974	VANCE	TIMOTHY J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS DIST	701263	US D Plastic Purch
USA	365975	SHARP	TYLER J	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	366030	JANSSON	RANDY	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE NEW ENGLAND	701319	DM US CHEM NEW ENGLD
USA	366032	WILLIAMS	KELVIN L	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	366041	Kaewell	Demetrius J	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	366074	Thomas	Candice	US-OH-DUBLIN-DS		ADC-ASH DIST	PROPOSAL ANALYST II	DIST SALES CHEM CORP	700691	USD Corp Acct Chem W
USA	366075	KLINGENSMITH	JOSHUA L	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	366120	CZAFIT	KAROLY	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	366180	HAUGHTON	MADELINE	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	SUPERVISOR CUSTOMER SERVICE	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	366204	BYARS	DAVID M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	366232	BAILEY	JERRY L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	366269	HALE	RUSSELL A	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	366281	PESTEL	JOSHUA D	US-OH-DUBLIN-DS		ASCW-WHSE	IRM SUPPORT STAFF	SC PTD LOG IRM	700489	US D St.Paul Whse Ex
USA	366306	Tomala	John W	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	366357	SAMPSON	KATE G	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem
USA	366405	ARNETT	JEFFERY O	US-IN-GREENSBURG (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA GREENSBURG	701316	IRM Honda-Dayton-Gr
USA	366409	DICKEY	JESSE D	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	366499	MASSINELLO	JOSEPH C	US-SC-BLYTHEWOOD		ASCW-WHSE	LEAD	SC PTD LOG IRM BOSE BLYTHEWOOD	701436	IRM Baker-Petrolite
USA	366559	Upton	Mitch	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM MW/W MINNEAPOLIS	701341	DM US CHEM UPPER MW
USA	366561	RAGHAVAN	RAJESH V	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST GLBL SRCG PLASTICS OLEFINS	700681	US D Sourcing Plstcs
USA	366599	TELLO	RAMIRO	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	366601	JETER	JAMES D	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	366611	PITTS	JAMES	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	366622	HALL	MICHAEL J	US-GA-POOLER		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM JCB EQUIPMENT POOLER	701371	IRM JCB Equip-Savann
USA	366649	HOOD	CURTIS L	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	366737	NOVY	CHRISTOPHER D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REPLENISHMENT PLANNER II	SC GLOBAL PLANNING AD I	992076	AD Network Planning
USA	366781	WALZ	CURT W	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REPLENISHMENT PLANNER I	SC GLOBAL PLANNING AD I	992076	AD Network Planning
USA	366782	CREAMER	SHAUN S	US-OH-EAST LIBERTY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA EAST LIBERTY	701058	IRM Honda-Dayton-EL
USA	366847	PERRY	CLAUDIA J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	366869	PERSONDEK	STEVEN C	US-OH-RUSSELLS POINT		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA RUSSELLS POINT	701313	IRM Honda-Dayton-RP
USA	366907	SAMUELS	LEILANI R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	366908	BURNS	DIANNA L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	367015	MASSIE	SHANNON M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	367018	WANG	JENNIFER K	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	367041	BENTLEY	RYAN L	US-GA-POOLER		ASCW-WHSE	SENIOR LEADPERSON	SC PTD LOG IRM JCB EQUIPMENT POOLER	701371	IRM JCB Equip-Savann
USA	367067	UNRATH	VINCENT M	US-IN-GREENSBURG (SC)		ASCW-WHSE	SENIOR LEADPERSON	SC PTD LOG IRM HONDA GREENSBURG	701316	IRM Honda-Dayton-Gr
USA	367129	WOLF	ELIZABETH M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	367249	Conover	Patrick J	US-OH-DUBLIN-DS		ADC-ASH DIST	CUSTOMER SERVICE REPRESENTATIVE I	DIST GLOBAL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch
USA	367261	Graham	Steven J	US-MN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS UPPER MW	701347	DM US ES UPPER MW
USA	367291	CASTILLO	RAUDE R	US-GA-POOLER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM JCB EQUIPMENT POOLER	701371	IRM JCB Equip-Savann
USA	367339	GIBSON	RICKY E	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	367364	GUINN	JON C	US-AL-LINCOLN		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	367365	GAVIN	WILLIAM J	US-MA-DEVENS		ASCW-WHSE	IRM SUPERVISOR	SC PTD LOG IRM EVERGREEN SLR PWR DEVENS	701362	IRM Evergreen-Bing
USA	367372	LIVINGSTON	MICHAEL J	US-UT-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES ENV SVCS WEST COAST	701359	DM US ES WEST COAST
USA	367792	SCHARBER	RICHARD W	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700369	US D Grove City Del
USA	367793	Gartner	Ronald C	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
Spain	400061	Piñol Marcos	Eva	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
Germany	400069	Smenderovac	Suzana	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee
Netherlands	400090	Merkx	Marjon	NL-BARENDRECHT-0311	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE LEAD	SC OTC EMEA BARENDRECHT GROUP 3	990189	ESBS SCM - OTC	Schedule 1.1(b) Employee
Germany	400117	Würtz	Inge	DE-STUTTGART	“European Employee”	ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Canada	400140	Anderson	Neil	CA-EDMONTON NON FAC LOC		ADC-ASH DIST	TERRITORY MANAGER	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
France	400168	Collet	Guillaume	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES REPRESENTATIVE III	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Ireland	400192	Bockett	Simon	IE-DUBLIN	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	700769	IE Plastics Selling
Canada	400212	Paquette	Alain	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell
Spain	400228	Folch Gaseni	Pedro	ES-BARCELONA	“European Employee”	ADC-ASH DIST	LABORATORY ASSISSTANT I	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Canada	400234	Weis	Stacy	CA - EDMONTON		ASCW-WHSE	PLANT MANAGER III	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
United Kingdom	400238	Cox	Martin	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
Canada	400255	Tong	Calvin	CA-RICHMOND		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
USA	400286	Sigmon	Julian P	US-IN-GREENSBURG (SC)		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM HONDA GREENSBURG	701316	IRM Honda-Dayton-Gr

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	400436	Reese	Donald R	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	400487	Makarewicz	Edward Paul	US-PA-MORRISVILLE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	400578	Williams	Trippe C	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	400789	Quist	Jeffery D	US-UT-CLEARFIELD		ASCW-WHSE	FACILITY SUPERVISOR I	SC PTD LOG WEST CLEARFIELD	700598	US DistWReg Sub2 Ope
France	400972	Foulet	Luc	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES REPRESENTATIVE II	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
USA	401070	Burns	Daniel W	US-OH-EVENDALE		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700345	US D Cincinnati Del
USA	401145	Simeral	Jami	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS	992728	AD Cust Svc-ES
USA	401163	Estep	Angela L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	401164	Gonglik	Kari	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE B	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992040	ADC Credit West
USA	401168	Bialowas	Stan	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
USA	401179	Pauley	Steve E	US-SC-BLYTHEWOOD		ASCW-WHSE	LEAD	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	401283	Cooks	Frank	US-TX-HOUSTON (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
USA	401318	Stathos	Harry J	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	401326	Schnellenberger	Linda F	US-AL-LINCOLN		ASCW-WHSE	OFFICE ASSISTANT B	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	401360	Hassler	Thomas G	US-VA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	401401	Hopps	Christopher S	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	401452	Destefano	Saundra M	US-SC-GREER		ASCW-WHSE	OFFICE ASSISTANT B	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	401665	Mooney	Jon L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	401690	Stonecipher	Meredith K	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch
USA	401728	Buck	Rebecca L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CHEMICALS	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
United Kingdom	401748	Godber	Lisa	GB-ALFERTON DERBYSHIRE	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA ALFRETON	990254	Ash UK Ltd- OTC	Schedule 1.1(b) Employee
USA	401762	White	Janine E	US-OH-DUBLIN-DS		ADC-ASH DIST	TEMPORARY EMPLOYEE	DIST GLBL SRCG ENV SVCS	700680	US D Sourcing Group
Canada	401795	Duggal	Veena	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
USA	401819	Greuter	Jocelyn K	US-TX-HOUSTON (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG WEST HOUSTON	700576	US D Houston Whse Ex
Spain	401869	Cela Martinez	Ruht	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA PURCHASING III	701188	ES1 AD Cent Purch
USA	401881	Walters	Jessica L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
Canada	401994	Ng	Ming Fai	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PROCUREMENT ASSISTANT A	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
USA	402014	D’Autilio	Dana Ann	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM OV/NE MICHIGAN	701335	DM US CHEM MI/IN
USA	402024	Foss	Aaron J	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	402190	Szatkowski	Joseph W	US-NJ-CARTERET		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E
USA	402221	Shoemaker	Jerry L	US-IN-GREENSBURG (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA GREENSBURG	701316	IRM Honda-Dayton-Gr
USA	402222	Campbell	Matthew D	US-IN-GREENSBURG (SC)		ASCW-WHSE	SENIOR LEADPERSON	SC PTD LOG IRM HONDA GREENSBURG	701316	IRM Honda-Dayton-Gr
USA	402226	Santhappan	Prasanna	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM MW/W PERS CARE/ARIZONA	701361	DM US CHEM S CAL
USA	402286	Roth	Chad A	US-MO-JACKSON		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM NORDENIA JACKSON	701399	IRM Nordenia St L P
USA	402329	Takach	Charles J	US-PA-MORRISVILLE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	402390	Rozmus	Chadd M	US-SC-BLYTHEWOOD		ASCW-WHSE	LEAD	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
Spain	402436	Rauli Manrique	Rut	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA PURCHASING III	701188	ES1 AD Cent Purch
USA	402444	Carroll	Johanna R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM AD PUERTO RICO	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	402465	Summers	Cody	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	402469	Nuchols	Mitchell	US-TN-MEMPHIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
Germany	402521	Krumsdorf	Stephan	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
USA	402529	Davidson	Aaron S	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	402563	Ludy	Gerald M	US-GA-WEST POINT		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM KIA WEST POINT	701415	IRM Kia - Atl Westpt
USA	402564	Garmon-Robinson	Robin Lorraine	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS EAST INDIANAPOLIS	701336	DM US PLAS MIDWEST
USA	402639	Dutchover	Christopher R	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	402704	Swoboda	Michael A	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST CHICAGO	701343	DM US PLAS ILLINOIS
Puerto Rico	402717	Martinez-Rodriguez	Mary Ann	PR-CATANO 1031		ASCW-WHSE	INVENTORY CONTROL COORDINATOR I	SC PTD LOG SE SAN JUAN	701073	PR D Whse
USA	402781	Byars	Brian M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	402782	Li	Yi	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
USA	402805	Kelchen	Midori	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
Canada	402824	Wenger	Kevin	CA - EDMONTON		ASCW-WHSE	Material Handler	SC PTD LOG CANADA EDMONTON	700079	CA D Edmonton - Whse
USA	402915	Chrobak	Christine	US-IL-WILLOW SPRINGS		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	402916	Miller	Anna	US-LA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
Italy	402985	PERRI	FRANCESCO	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES SUPPORT	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
USA	402989	Holbrook	Rhonda L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS PRCMT	701263	US D Plastic Purch
USA	403007	Olsen	David C	US-PA-MORRISVILLE (SC)		ASCW-WHSE	ENVIRONMENTAL HEALTH & SAFETY COMPLIANCE	SC PTD LOG EAST	700093	US DistNEReg Reg Ope
USA	403020	Martin	Bobbie A	US-NJ-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES ENV SVCS NE	701324	DM US ES NE
USA	403023	Pierson	Sean	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	403054	DuPont	Steven M	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DISTRIBUTION MARKETING 1	700696	US D MKTG Tech Chem
USA	403070	Nielubowski	Robert M	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	403082	Jordan	Michael A	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	403098	Ramer	Shaun M	US-IN-GREENSBURG (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA GREENSBURG	701316	IRM Honda-Dayton-Gr
Sweden	403113	GUNNARSSON	KERSTIN	SE-STENUNGSUND	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT IV	DIST INTL EMEA EUROPEAN SLS NORDIC	701234	SE Plastics Selling
USA	403152	Katz	David A	US-OH-DUBLIN-DS		ADC-ASH DIST	INSIDE TECHNICAL SERVICE REPRESENTATIVE	DIST GLBL SRCG PLASTICS ETP	701131	US D Srcing Tech Pl
USA	403159	Amato	Jeffrey	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE II	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	403166	Basile	Bryan J	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES ENV SVCS NE	701324	DM US ES NE
Sweden	403180	BERGHOLTZ	SOILE	SE-GOTHENBURG	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC EMEA GOTHENBURG	990255	Ash Sweden- OTC	Schedule 1.1(b) Employee
USA	403240	Rigunay	Frank C	US-PA-MORRISVILLE (SC)		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	403251	Caldwell	Nicholas	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	403252	Knowlton	Jonn W	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	403259	Adamovic	Alexsandra	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	403262	Bauman	Beth A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	403264	Edwards	Jon M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	403265	Eickholt	Ashley	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	403269	Landers	Tory	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	403270	Paniagua	Karyn P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP SW & SE	992727	AD Cust Svc-Composit
USA	403278	Randall	Jeremiah	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	403288	DeVol	Jill L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	403289	Ciolli	Tim	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	701321	DM US PLAS NEW ENGLD
USA	403290	Reed	Curtis J	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	403291	Holland	Annette	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	403302	Sassen	Nicole	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
Canada	403348	Piche	Mario	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES COMPOSITES EAST CANADA	700082	CA D Cntl Comp-Sell
USA	403351	Horton	Charlie	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	403377	Robinson	Andrea M	US-PA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM OV/NE CLEVELAND	701374	DM US CHEM N OH/PA
USA	403382	Hernandez	Abel O	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
Canada	403386	Ghotra	Sandeep	CA-RICHMOND		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA VANCOUVER	990387	OTC - Canada West	Schedule 1.1(b) Employee
USA	403444	Whitlock	Tiffany M	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMIN	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700680	US D Sourcing Group
USA	403446	Davis	Jamie N	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700680	US D Sourcing Group
USA	403515	DeRado	Joseph V	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700109	US D Carteret Del Ex
USA	403636	Thomas	Anthony	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	403637	Thompson	Charles R	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	403638	Melton	Donovan TA	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	403648	Patterson	Bradley A	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	403692	Craig	LuAnn	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	403699	Taylor	Monica R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	403722	McDaniel	Nakisha D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	403733	Adkins	Stephanie	US-SC-BLYTHEWOOD		ASCW-WHSE	OFFICE ASSISTANT B	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	403734	Willett	Karen	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	403761	Ayre	Bernadette A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
Spain	403780	Da Cruz Soage	Raquel	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
USA	403803	Rice	Jennifer M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	403808	Grissom	Candice R	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	403867	Andersen	Sean J	US-MA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS EAST NE NEW ENGLAND	701321	DM US PLAS NEW ENGLD
USA	403881	Fox	Cassie E	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
Canada	403888	Murray	Mike	CA-MISSISSAUGA NORTH		ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES PLASTICS WEST CENTRAL CANADA	700080	CA D Cntl Plas-Sell
USA	403915	Bingham	Brandon D	US-MO-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM MW/W ST LOUIS	701342	DM US CHEM MISSOURI
USA	403938	Nunnelley	Josh C	US-AL-LINCOLN		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM HONDA LINCOLN	700267	IRM Honda-Birmingham
USA	403992	Delgado	Anthony R	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	404056	Steger	Marc	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG MW FRANKLIN PARK	700529	US D FranklinPk Whse
China	404072	Yang	Duxian	CN-SHANGHAI-CHC		ADC-ASH DIST	PURCHASER	DIST SALES PLASTICS WEST CHINA PRODUCT	701363	CN9 AD Selling
United Kingdom	404158	Harfoot	Anna	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
USA	404159	Dornbush	Melinda	US-CA-FAIRFIELD		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	404162	Stewart	Tonya L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM ORDER	701261	US D Chem Purch
Sweden	404233	Leinemar	Anders	SE-STENUNGSUND	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS NORDIC	701234	SE Plastics Selling
USA	404271	Davis	James Robert	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM SE	992725	AD Cust Svc-Chem
USA	404279	Davis	Christopher A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	404284	Thurlow	Marc W	US-MA-TEWKSBURY		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse
USA	404286	Bridges	Charles A	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
China	404296	Ren	Xi	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
China	404336	Hu	Huanyong	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
USA	404339	Hoopingarner	Abigail A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	404342	Rigney	Tracey L	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch
USA	404348	Stone	Jonathan B	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	404375	Moran	William T	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	404382	Long	Lee D	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	404449	Franklin	Steven	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	404450	Meyer	William	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	404464	Wolf	Betty M	US-OH-DUBLIN-DS		ADC-ASH DIST	DIRECTOR SOURCE MANAGEMENT-COMPOSITES	DIST GLBL SRCG COMPOSITES	700686	US D Sourcing Comp
USA	404538	Ford	Laura	US-SC-BLYTHEWOOD		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	404547	Gerhart	Becky L	US-OH-DUBLIN-DS		ADC-ASH DIST	TEMPORARY EMPLOYEE	DIST GLBL SRCG ENV SVCS	700680	US D Sourcing Group
USA	404548	Scott	Annette	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700680	US D Sourcing Group
USA	404596	Barnes	Brent	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	404630	Johnson	Harry J	US-PA-MORRISVILLE (SC)		ASCW-WHSE	LABORER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	404631	DelCol	Francesca R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
USA	404636	Stawicki	Emily J	US-OH-DUBLIN-DS		ADC-ASH DIST	ENVIRONMENTAL SERVICES PROFILE ADMINISTR	DIST GLOBAL SRCG ENV CUSTOMER SERVICE	700680	US D Sourcing Group
Canada	404664	Janey	Maria	CA-MISSISSAUGA WEST		ADC-ASH DIST	PROCUREMENT ANALYST	DIST GLBL SRCG BUS SUP PRCH CMP & CANADA	701258	CA D Reg Purchasing
USA	404680	O’Connell	Kevin	US-TN-NASHVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
Puerto Rico	404723	Alicea	Osvaldo	PR-CATANO 1031		ASCW-WHSE	Warehouse Lead	SC PTD LOG SE SAN JUAN	701073	PR D Whse
USA	404744	Lilly	Mark H	US-CA-FAIRFIELD		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	404755	Cuellar	Alfonso I	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES WEST COAST	701358	DM US COMP W COAST
USA	404759	Winters	Edward J	US-CA-FAIRFIELD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
USA	404760	Genau	Lynne Williams	US-KS-KANSAS CITY (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	404764	Badger	Wendy I	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	404781	Eggert	James A	US-MN-SAINT PAUL (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW ST PAUL	700489	US D St.Paul Whse Ex
USA	404810	Fitzsimmons	Thomas	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
Netherlands	404834	Banach	Magdalena	NL-BARENDRECHT-0311	“European Employee”	CORP-CORPORATE	CREDIT COLLECTOR	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990172	ESBS Credit Mgt	Schedule 1.1(b) Employee
USA	404843	Haas	Thomas J	US-IL-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL
USA	404853	Thrunk	Jerry L	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700109	US D Carteret Del Ex
USA	404854	Klaas	Norman A	US-PA-EAST ROCHESTER (SC-150)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV FREEDOM	700433	US D Freedom Del Exp
USA	404902	Witham	Phillip Morris	US-GA-WEST POINT		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM KIA WEST POINT	701415	IRM Kia - Atl Westpt
USA	404906	Bauer	Paul A	US-GA-SAVANNAH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E
USA	404920	Ray	Kenyarda	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	404921	Sampson	Mark Christopher	US-GA-WEST POINT		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM KIA WEST POINT	701415	IRM Kia - Atl Westpt

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	404946	Stein	Zachary J	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	404948	Hill	Joshua T	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
Spain	404959	Tomas Alonso	Cristina	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA PURCHASING III	701188	ES1 AD Cent Purch
USA	404984	Williams	David	US-GA-SAVANNAH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAVANNAH	700323	US D Savannah Whse E
USA	404995	Richardson	Patrick L	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC WEST	992036	ADC Controller
USA	405052	Hunter-Gastaldo	Varley C	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
Germany	405062	Reiner	Stefan	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
USA	405092	Cortner	Anthony L	US-TN-NASHVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E
Canada	405098	Cude	Geoff	CA-MISSISSAUGA WEST		ADC-ASH DIST	PURCHASING COORDINATOR A	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
USA	405104	Ditmer	Danielle E	US-OH-DUBLIN-DS		CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CONTROLLER MGRL/BUDG DC EAST	992036	ADC Controller
USA	405105	Leonard	Adam	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
Poland	405136	Plochocka	Renata	PL-WARSAW	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE III	SC OTC EMEA WARSAW	990256	Ash Poland ZOO-OTC	Schedule 1.1(b) Employee
USA	405158	Carr	Kody A	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM PRCMT	701261	US D Chem Purch
USA	405165	Rouault	Anne Marie	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
Spain	405207	Carrera Carrasco	Elena	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT II	DIST INTL EMEA PURCHASING I	701188	ES1 AD Cent Purch
USA	405385	Moore	James	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	405400	Minx	Gary	US-IL-WILLOW SPRINGS		ASCW-WHSE	DRIVER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	405436	Monington	George E	US-OK-TULSA		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST TULSA	700591	US D Tulsa Del Exp
USA	405468	Daffin	Ashley	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM	992007	Global Trade Mgmt	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	405473	Krnjaca	Diana	US-IL-WILLOW SPRINGS		ASCW-WHSE	INVENTORY CONTROL COORDINATOR A	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	405474	Crow	Gloria L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	405491	Mauric	Stephen F	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	GLOBAL TRADE PROCESSOR A	SC OTC GTM EXPORT AD/APM AD PUERTO RICO	992007	Global Trade Mgmt	Schedule 1.1(b) Employee
USA	405497	Shoemaker	Kathryn	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
Puerto Rico	405545	Perez	Sergio M	US-PR-NON-FACILITY LOC 1031		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST SE CAROLINAS	701330	DM US PLAS MID ATL
USA	405569	Stout	Rachel M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM NE	992725	AD Cust Svc-Chem
USA	405575	Nugen	Amanda M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM NE	992727	AD Cust Svc-Composit
USA	405582	Runnels	Robert J	US-IL-WILLOW SPRINGS		ASCW-WHSE	LAB TECH A	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	405666	Whittle	Bryce M	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW HOUSTON	701349	DM US CHEM TX/OK
USA	405677	Soderstrom	Nicole Renee	US-IL-WILLOW SPRINGS		ASCW-WHSE	LAB TECH B	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	405687	Amenta	Michael J	US-NY-TONAWANDA		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH TONAWANDA	700156	US D Tonawanda Del E
USA	405736	Anderson	Brons D	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	405737	Paul	Steven R	US-OH-DUBLIN-DS		AI	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS	701261	US D Chem Purch
USA	405742	Waldron	Vaughn G	US-PA-MORRISVILLE (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
USA	405743	Hyde	Leonard P	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
Canada	405781	Michaud	Linda	CA-MONTREAL	“European Employee”	ASC-ASH SUP CHN	ADMINISTRATIVE ASSISTANT A	SC OTC NA MONTREAL	990385	OTC - Canada East	Schedule 1.1(b) Employee
Spain	405841	Delgado Vazquez	Luis	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA PURCHASING III	701188	ES1 AD Cent Purch
USA	405886	Schultze	Justin R	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM SE/SW ATLANTA	701325	DM US CHEM GEORGIA
USA	405891	Savell	John M	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Russian Fed.	405904	Lobachev	Aleksander	RU-ST PETERSBURG		ADC-ASH DIST	SALES REPRESENTATIVE	DIST INTL EMEA EUROPEAN SALES	601218	FI3 CP Selling AD	Schedule 1.1(b) Employee
USA	405907	Ranshaw	James D	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	405908	Doyle	Tracy Neal	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM SE/SW DALLAS	701350	DM US CHEM GARLAND
USA	405909	Stahler	Jamie L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	PLANNING ANALYST	SC GLOBAL PLANNING	992076	AD Network Planning
USA	406028	Hansen	Judith V	US-TN-SMYRNA		ASCW-WHSE	OFFICE ASSISTANT A	SC PTD LOG IRM NISSAN SMYRNA	701395	IRM Nissan-Atl Smyrm
USA	406029	Ross	Bowen B	US-OH-DUBLIN-DS		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES CHEM OV/NE DUBLIN	701333	DM US CHEM N OHIO
USA	406056	Esposito	Amy W	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	REPLENISHMENT PLANNER SENIOR	SC GLOBAL PLANNING	992076	AD Network Planning
USA	406064	Emory	Bryan D	US-NC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM SE/SW CAROLINAS	701328	DM US CHEM CAROLINAS
USA	406098	Butler	Charles M	US-AL-VANCE		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	406115	Hartsook	Jason Matthew	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP CP NORTH	992727	AD Cust Svc-Composit
Puerto Rico	406146	Morales	Eliut	PR-CATANO 1031		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAN JUAN	701073	PR D Whse
USA	406160	Dillon	Jessica	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	406161	Coleman	Ashley	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	406165	Ray	Rebecca	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	406166	Groscost Strader	Erica L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES
USA	406169	Trask	Heath A	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	406170	Cooley	Leslie Jo	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	406173	Poirier	Shawn P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W/SW	992725	AD Cust Svc-Chem
USA	406181	McMullen	Tyrone	US-AL-VANCE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM MERCEDES VANCE	700275	IRM Mercedes-Brmnghm
USA	406275	Starbird	Lynn R	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SOURCING BUSINESS	701261	US D Chem Purch

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	406277	Hay	Sandy Rochelle	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	406327	Woodson	Richard	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	406332	Klemann	Joseph P	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	406341	Handa	Michelle	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS BILLING	992728	AD Cust Svc-ES
USA	406344	Ruiz	Miguel E	US-FL-MIAMI		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MIAMI	700243	US D Miami Whse Exp
USA	406347	Gill	Adam	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SOURCING BUSINESS	701261	US D Chem Purch
CHINA	406355	Jiang	Junqi	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
USA	406359	Contini	Thomas	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMEMT ASSISTANT	DIST GLOBL SRCG BUSINESS	701261	US D Chem Purch
USA	406384	Jones	James	US-IL-FRANKLIN PARK		ASCW-WHSE	WAREHOUSEPERSON	SC PTD LOG	700529	US D FranklinPk Whse
USA	406385	Douglas	Timothy P	US-AL-MOBILE		ASCW-WHSE	WAREHOUSE LEAD	SC PTD LOG SE MOBILE	700307	US D Mobile Whse Exp
SPAIN	406426	Irles Romero	Mariela	ES-BARCELONA	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT I	DIST INTL EMEA PURCHASING II	701188	ES1 AD Cent Purch
SPAIN	406439	LOPEZ QUIROGA	FERNANDO	ES-BARCELONA	“European Employee”	ADC-ASH DIST	MARKETING ANALYST	DIST INTL EMEA SALES	701187	ES1 AD Mktg
Netherlands	406442	Ramautar	Radjindrenath	NL-BARENDRECHT-0311	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA BARENDRECHT GROUP 3	990189	ESBS SCM - OTC	Schedule 1.1(b) Employee
USA	406464	Schumann	Richard Darby	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	406465	Sadler	Billy Joe	US-SC-GREER		ASCW-WHSE	CHEMICAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	406467	Schinke	Todd B	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	406527	Winslow	Christine M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT ASSISTANT B	SC OTC CREDIT DISTRIBUTION PLASTICS/COMP	992039	ADC Credit East
USA	406557	Spears	Michael M	US-NC-CHARLOTTE (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CHARLOTTE	700188	US D Charlotte Whse
USA	406558	Renner	Craig P	US-OH-DUBLIN-DS		ASCW-WHSE	IRM SUPPORT STAFF	SC PTD LOG IRM	700668	IRM Operations
USA	406609	Johnson	Gary R	US-MI-WARREN (SC)		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG NORTH WARREN	700410	US D Warren Whse Exp
USA	406645	Perez	Anthony L	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	406646	Butler	James	US-SC-BLYTHEWOOD		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM Bose-Columbia
USA	406691	Castillo	Beth Ann	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT SUPERVISOR	DIST GLBL SRCG BUS SUP PRCH PLAS DIST	701263	US D Plastic Purch
USA	406702	Marquardt	Gretchen	US-OH-DUBLIN-DA		ADC-ASH DIST	EXECUTIVE ASSISTANT II	ASHLAND DISTRIBUTION	700671	US D G&A
USA	406725	Spigos	George M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP PRCMNT	701265	US D Comp Purch
USA	406738	Diel	Tracy M	US-OH-DUBLIN-DA		ADC-ASH DIST	MANAGER SALES I	DIST SALES PLASTICS BUSINESS DEVELOPMENT	700597	US DistWReg Sub2 Sel
USA	406739	McWhorter	Donna E	US-TN-MEMPHIS (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR LEAD	SC PTD LOG SE MEMPHIS	700283	US D Memphis Whse Ex
USA	406751	Emamere	Ogheneovo Christian	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	406759	Keaton	Elizabeth Jane	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W	992725	AD Cust Svc-Chem
USA	406766	Burchette	Casey	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W	992725	AD Cust Svc-Chem
USA	406767	Gibson	Melissa Ann	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	406768	Lee	Yasemin	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W	992725	AD Cust Svc-Chem
USA	406782	Thompson	Donna	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	406793	Stahl	Tara	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS EAST	992726	AD Cust Svc-Plastics
USA	406821	Welch	Brittany	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW2	992725	AD Cust Svc-Chem
USA	406872	Brown	Heather M	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W	992725	AD Cust Svc-Chem
USA	406877	Davis	Donald R	US-AL-BIRMINGHAM		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE BIRMINGHAM	700299	US D Birmingham Whse
Spain	406878	Guiomar Costa	Regina Isabel	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
USA	406920	Cornett	Charlotte	US-OH-ANNA		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	406922	Harrod	Brian	US-OH-ANNA		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	406923	Zink	Brian	US-OH-ANNA		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	406924	Barhorst	Henry	US-OH-ANNA		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	406925	Brelsford Jr	Randall William	US-OH-ANNA		ASCW-WHSE	LEAD PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	406929	Epperson	Andrew	US-OH-ANNA		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
Italy	406937	Lo Curto	Domenico	IT-MILANO	“European Employee”	ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST INTL EMEA SOURCING	701216	IT Plastics Selling
USA	406941	Knipe Jr	Richard Edwin	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES NE	701323	DM US COMP NE
USA	406955	Donald	Tim	US-OH-ANNA		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	406958	Birkenheier	Steven	US-IL-WILLOW SPRINGS		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG MW WILLOW SPRINGS	700465	US D WillSpgs Whse
USA	406960	Mariano	Pablo	US-SC-GREER		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BMW GREER	700196	IRM BMW-Charlotte
USA	406990	Stolz	Diana	US-OH-ANNA		ASCW-WHSE	WAREHOUSE PERSON	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	406996	Kemp	Michelle Lynn	US-OH-GROVE CITY (SC)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG OV GROVE CITY	700370	US D Grove City Whse
USA	407006	Blom	James L	US-WI-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW
USA	407119	Barker	John	US-TX-MIDLAND		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG WEST MIDLAND	700583	US D Midland Del Exp
USA	407135	Lowery	Corey E	US-TN-MEMPHIS (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp
USA	407153	Martinez	Ricardo Martinez	US-TX-GARLAND		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST GARLAND	700568	US D Garland Whse Ex
USA	407187	Larinde	Abimbola O	US-TX-PASADENA		ASCW-WHSE	IRM SUPERVISOR	SC PTD LOG IRM BAKER-PETROLITE PASADENA	701436	IRM Baker-Petrolite
USA	407188	Harris	Brett S	US-TN-SMYRNA		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM NISSAN SMYRNA	701395	IRM Nissan-Atl Smyrm
USA	407198	Carter	Rodger D	US-PA-MORRISVILLE (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG EAST MORRISVILLE	700118	US D Morrisville Whs
China	407213	Lin	Junmin	CN-SHANGHAI-CHC		ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST SALES PLASTICS BUS DEV CHINA	701363	CN9 AD Selling
USA	407220	Kauble	Stephen	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CHEM DIST	701261	US D Chem Purch
USA	407223	Young	Randolph	US-CA-FAIRFIELD		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Germany	407232	Sohl	Heinz-Ulrich	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee
Canada	407246	Richer	Lyne	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
USA	407265	Donahue	Cathleen L	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	INVENTORY CONTROL COORDINATOR B	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs
USA	407276	Jones	Russell W	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	407277	Lutz	Jennifer Denise	US-TX-NON-FACILITY LOCATION		ADC-ASH DIST	STRATEGIC ACCOUNT MANAGER I	DIST SALES ENV SVCS CORP ACCTS	700693	US D Corp Accts Envi
USA	407278	Rivera -Vazquez	Jose Enrique	PR-CATANO 1031		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE SAN JUAN	701073	PR D Whse
Canada	407279	Rabaraona	Michelle	CA-MONTREAL	“European Employee”	ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing
USA	407305	Helmuth	Matthew	US-OH-ANNA		ASCW-WHSE	INTEGRATED RESOURCE MANAGER I	SC PTD LOG IRM HONDA ANNA	701435	IRM Honda-Dayton-AN
USA	407311	Simon	Elizabeth M	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch
USA	407312	Aldrich	Richard E	US-NV-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
USA	407325	Baker	Anthony W	US-OH-EVENDALE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG OV EVENDALE	700346	US D Cincinnati Whse
USA	407326	Houston	Angela D	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC ENV SVCS MW/EAST	992728	AD Cust Svc-ES
USA	407330	Carmack	Ashley	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM W	992725	AD Cust Svc-Chem
USA	407344	Lash	Robert James	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics
USA	407355	Clark	Krystal A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	407369	Goble	John	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC PLS/CP PLAS MW2	992726	AD Cust Svc-Plastics
USA	407382	Hawkins	Michael Liu	US-SC-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST SE ATLANTA	701329	DM US PLAS SOUTHEAST
USA	407394	Jackson	Brian C	US-OH-DUBLIN-DS		ADC-ASH DIST	PRODUCT MANAGER II	DIST GLBL SRCG COMPOSITES	700686	US D Sourcing Comp

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	407441	Diller	Britton R	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM MW1	992725	AD Cust Svc-Chem
USA	407442	Magill	Charles Towner	US-GA-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM SE/SW BIRMINGHAM	701326	DM US CHEM EMRLD CST
USA	407457	Isabell	Christopher D	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse
USA	407479	Henderson	Jerry I	US-CA-FAIRFIELD		ASCW-WHSE	FACILITY SUPERVISOR II	SC PTD LOG WEST FAIRFIELD	700639	US D Fairfield Whse
Canada	407498	Caetano	Manuel	CA-EDMONTON NON FAC LOC		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM WEST CANADA	700052	CA D West - Selling
Netherlands	409343	Arce Cabrera	Ivet	NL-BARENDRECHT-0311	“European Employee”	CORP-CORPORATE	CREDIT REPRESENTATIVE	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990172	ESBS Credit Mgt	Schedule 1.1(b) Employee
Russian Fed.	795363	Galiullin	Georgy	RU-MOSCOW (B22) 0070		ADC-ASH DIST	MANAGER SALES I	DIST INTL EMEA EUROPEAN SALES	701427	RU Plas Selling Exp
Canada	796905	Rennie	Tricia	CA-MISSISSAUGA EAST		ASCW-WHSE	EHS STAFF PROFESSIONAL I	SC PTD LOG NORTH US & CANADA	700002	CA D ROM
Portugal	804028	Ferraria	Deolinda	PT-LEIRIA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT ASSOCIATE	DIST INTL EMEA EUROPEAN SLS IBERIA	700727	PT Plastics Selling
Portugal	804029	Pereira	Manuela	PT-LEIRIA	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS IBERIA	700727	PT Plastics Selling
Finland	804037	Hyppänen	Jari	FI-NONFACILITY LOC-3581	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS NORDIC	700745	FI Plastics Selling
Sweden	804046	Ryberg	Ingela	SE-STENUNGSUND	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE II	DIST INTL EMEA EUROPEAN SLS NORDIC	701234	SE Plastics Selling
United Kingdom	804070	Carter	Kerry	GB-ALFERTON DERBYSHIRE	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE SUPERVISOR I - EMEA	SC OTC EMEA ALFRETON	990254	Ash UK Ltd- OTC	Schedule 1.1(b) Employee
Netherlands	804099	Van Sambeek	Chantal	NL-BARENDRECHT	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	701036	NL2 Plastics Selling
Netherlands	804150	Cho Chia Yuen	Jimmy	NL-BARENDRECHT-0311	“European Employee”	CORP-CORPORATE	ACCOUNTANT I	FIN SVCS CNTRLR EMEA MFG&CRP CNTRL	990348	ESBS Mfg Accounting	Schedule 1.1(b) Employee
United Kingdom	804187	Tomlinson	Ann	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT III	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
United Kingdom	804190	Potts	Anthony	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER I	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
United Kingdom	804191	David	Gustave	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	MANAGER SALES I	DIST INTL EMEA EUROPEAN SALES	701179	GB Plastics Sellin
Spain	804273	Armando	Gianpaolo	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Business Director	DIST INTL EMEA SALES	701186	ES1 AD In Ctry Admin

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
France	804277	Macron	Laurence	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	Procurement Coordinator B	DIST INTL EMEA PURCHASING II	701202	FR AD Cent Purch
France	804278	Ahmir	Richard	FR-BEZONS CEDEX	“European Employee”	CORP-CORPORATE	ACCOUNTING ASSISTANT III	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990356	Ash France Credit	Schedule 1.1(b) Employee
United Kingdom	804287	Gillibrand	Dianne	GB-ALFERTON DERBYSHIRE	“European Employee”	CORP-CORPORATE	CREDIT REPRESENTATIVE I	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990359	Ash UK Ltd- Credit	Schedule 1.1(b) Employee
Spain	804301	Fernandez Freixa	Sandra	ES-BARCELONA	“European Employee”	ADC-ASH DIST	MARKETING SPECIALIST SENIOR	DIST INTL EMEA SALES	701187	ES1 AD Mktg
Spain	804302	Tell Sarmiento	Carlos	ES-BARCELONA	“European Employee”	CORP-CORPORATE	SENIOR COUNSEL I	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990357	Ash Chem Hisp-Credit	Schedule 1.1(b) Employee
Spain	804342	Hernandez Viola	Nuria	ES-BARCELONA	“European Employee”	CORP-CORPORATE	Administ Assistan IV	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990357	Ash Chem Hisp-Credit	Schedule 1.1(b) Employee
Spain	804344	Bonet Torres	Eulalia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	CHEMICAL PURCHASING SPECIALIST I	DIST INTL EMEA PURCHASING I	701188	ES1 AD Cent Purch
Spain	804346	De Pablo Ribas	Antoni	ES-BARCELONA	“European Employee”	ADC-ASH DIST	PRODUCT MANAGER SENIOR	DIST INTL EMEA SOURCING I	701186	ES1 AD In Ctry Admin
Spain	804350	Fiorucci	Marco	ES-BARCELONA	“European Employee”	ADC-ASH DIST	MANAGER SALES III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
France	804367	Rabut	Emmanuel	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	MANAGER SALES III	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Italy	804374	Bortolli	Giulio Paolo	IT-MILANO	“European Employee”	ADC-ASH DIST	MANAGER SALES III	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Germany	804395	Biesenbach	Frank	DE-STUTTGART	“European Employee”	ADC-ASH DIST	MANAGER SALES I	DIST INTL EMEA EUROPEAN SALES	701042	DE1 Plastics Selling
United Kingdom	804397	Crafter	Jacqueline	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	PURCHASING ANALYST	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701183	GB Plastics In Cou
France	804409	Louis	Fabienne	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE II	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
France	804418	Sanson	Cecile	FR-BEZONS CEDEX	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative B	SC OTC EMEA BEZONS	990251	Ash France- OTC	Schedule 1.1(b) Employee
France	804421	Mareine	Dominique	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Italy	804455	Abate	Maria	IT-MILANO	“European Employee”	CORP-CORPORATE	CREDIT REPRESENTATIVE	FIN SVCS CNT EMEA TRAN CRD ACM/AD/PM	990361	Ash Italia -Credit	Schedule 1.1(b) Employee
Spain	804466	Muñoz Castells	Gloria	ES-BARCELONA	“European Employee”	ADC-ASH DIST	PURCHASING ANALYST SENIOR	DIST INTL EMEA EUROPEAN SLS IBERIA	700725	ES Plastics In Coun
Spain	804468	Navarro Pinto	Ricardo	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Spain	804471	Gargallo Ciercoles	Jesus	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE SUPERVISOR I - EMEA	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
Spain	804473	Larrea Killinger	Silvia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Lab Asistant	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
Spain	804474	Garcia Perez	Jose	ES-BARCELONA	“European Employee”	ADC-ASH DIST	OPERATIONS MANAGER I	DIST INTL EMEA EUROPEAN SLS IBERIA OPNS	701191	ES1 AD Barc Plt
United Kingdom	804481	Bright	Stephen	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES MANAGER II	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
United Kingdom	804484	Plummer	Noel	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
Italy	804494	Castellazzi	Alessandro	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Italy	804502	Spriano	Cristina	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Italy	804511	Bonanno	Gaetano	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Germany	804547	Michel	Jörg	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Germany	804553	Bernhard	Joachim	DE-STUTTGART	“European Employee”	ADC-ASH DIST	MANAGER SALES II	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Germany	804595	Hauck	Sibylle	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SENIOR	SC OTC EMEA STUTTGARD	990257	Valv Deutsche- OTC	Schedule 1.1(b) Employee
Poland	804645	Lacki	Jerzy	PL-WARSAW	“European Employee”	ADC-ASH DIST	MANAGER SALES II	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701224	PL Plastics Selling
Poland	804648	Jambor	Ewa	PL-WARSAW	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701224	PL Plastics Selling
United Kingdom	804695	Guthrie	David	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
Germany	804712	Fuchs	Manfred	DE-STUTTGART	“European Employee”	ADC-ASH DIST	DIRECTOR SALES	DIST INTL EMEA EUROPEAN SALES	701209	DE AD In Ctry Admin
Italy	804743	Zucchetti	Giancarlo	IT-MILANO	“European Employee”	ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
United Kingdom	804763	Seals	Katie	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
Sweden	804767	Broberg	Morgan	SE-STENUNGSUND	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS NORDIC	701234	SE Plastics Selling
Germany	804780	Brechlin	Saskia	DE-STUTTGART	“European Employee”	ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE	SC OTC EMEA STUTTGARD	701046	DE1 Plastics In Coun	Schedule 1.1(b) Employee
Poland	804784	Juchnikowska	Malgorzata	PL-WARSAW	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS EAST/CEN EUR	701224	PL Plastics Selling
Germany	804785	Oswald	Jochen	DE-STUTTGART	“European Employee”	ADC-ASH DIST	CUSTOMER SERVICE SUPERVISOR I - EMEA	DIST INTL EMEA EUROPEAN SALES	701042	DE1 Plastics Selling
Germany	804787	Wissmann	Annette	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
France	804801	Bourdy	Cendrine	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	ADMINISTRATIVE ASSISTANT IV	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Spain	804823	Vicente Molina	Mireia	ES-BARCELONA	“European Employee”	ADC-ASH DIST	PURCHASING ASSISTANT	DIST INTL EMEA EUROPEAN SLS IBERIA	700725	ES Plastics In Coun
Germany	804831	Tarighat-Monfared	Said	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
France	804868	Avignon	Sophie	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	DELIVERY PROCESSOR	DIST INTL EMEA	700718	FR Plastics In Coun
France	804920	Guennec	Nathalie	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	PURCHASING ANALYST SENIOR	DIST INTL EMEA PURCHASING II	701202	FR AD Cent Purch
Italy	804941	Cipollaro	Maria Carmela	IT-MILANO	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Spain	804990	Mañas Uchaga	Daniel	ES-BARCELONA	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative	SC OTC EMEA BARCELONA DISTRIBUTION	990253	Ash Chem Hisp-OTC	Schedule 1.1(b) Employee
Spain	804999	Santisteban Intxaurraga	Jon Joseba	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Italy	805509	Castiglioni	Alessandro	IT-MILANO	“European Employee”	ADC-ASH DIST	INSIDE SALES ASSOCIATE I	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
France	806101	Noulin	Delphine	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	Procurement Coordinator B	DIST INTL EMEA PURCHASING II	701202	FR AD Cent Purch
Spain	806205	Andres Sanz	Alberto Tomas	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Spain	806206	Cano Matute	Martin Juan	ES-BARCELONA	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
France	806220	Douge	Thierry	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Italy	806251	Redaelli	Giovanni	IT-MILANO	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS ITALY/TURKEY	701216	IT Plastics Selling
Belgium	806262	Vandeweghe	Erik	BE-MECHELEN 0320	“European Employee”	ADC-ASH DIST	MANAGER SALES I	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	320216	WT - LCT BENELUX WAT	Schedule 1.1(b) Employee

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
United Kingdom	806270	Beestin	Nicholas	GB-ALFERTON DERBYSHIRE	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST INTL EMEA EUROPEAN SLS UK/IRELAND	701179	GB Plastics Sellin
France	806329	Pinheiro	Isabelle	FR-BEZONS CEDEX	“European Employee”	ASC-ASH SUP CHN	Customer Service Representative	SC OTC EMEA BEZONS	990251	Ash France- OTC	Schedule 1.1(b) Employee
Spain	806345	Duminy	Xavier	ES-BARCELONA	“European Employee”	ADC-ASH DIST	TECHNICAL SERVICE REPRESENTATIVE III	DIST INTL EMEA EUROPEAN SLS IBERIA	700721	ES Plastics Selling
Germany	806356	Arnold	Friedmar	DE-STUTTGART	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST INTL EMEA EUROPEAN SLS DACH	701042	DE1 Plastics Selling
Netherlands	806626	Piorkowska	Joanna	NL-BARENDRECHT-0311	“European Employee”	CORP-CORPORATE	BUSINESS ANALYST I	FIN SVCS CNTRLR EMEA MFG&CRP	990205	ESBS Bus Acctn Distn	Schedule 1.1(b) Employee
France	806649	Adreit	Edouard	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700714	FR Plastics Selling
Spain	807068	Perez Bosque	Luis	ES-BARCELONA	“European Employee”	ADC-ASH DIST	Warehouse Manager	DIST INTL EMEA EUROPEAN SLS IBERIA WHSE	701192	ES1 AD - BARCELONA
France	807697	Vaucouloux	Maite	FR-BEZONS CEDEX	“European Employee”	ADC-ASH DIST	Procurement Coordinator D	DIST INTL EMEA EUROPEAN SLS FRANCE/BNX	700718	FR Plastics In Coun
Canada	994058	Frank	Paul	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700034	CA D Miss S-Delivery
Canada	997020	Belisle	Sylvain	CA-MONTREAL	“European Employee”	ADC-ASH DIST	SENIOR ACCOUNT MANAGER	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
Canada	997158	Gibson	Scott	CA-MISSISSAUGA EAST		ASCM-MANUF	QLTY CNTR COORD	SC PTD PM CP CANADA MISS QLTY	980015	CA PM Miss Plt QC
Canada	997202	Klemarow	Alex	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Driver/Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700034	CA D Miss S-Delivery
Canada	997274	Boaventura	Tony	CA-MISSISSAUGA SOUTH		ASCW-WHSE	PLANT MANAGER IV	SC PTD LOG CANADA MISSISSAUGA	700056	CA D Miss S-Whse
Canada	997290	Webb	William	CA-MISSISSAUGA SOUTH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG CANADA MISSISSAUGA NO DAY	700034	CA D Miss S-Delivery
Canada	997305	Castro	Louis	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
Canada	998826	Ribeiro	Rui	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO NIGHT	700056	CA D Miss S-Whse
Canada	998831	Dietl	Nicole	CA-MISSISSAUGA WEST		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE SR	SC OTC NA MISSISSAUGA	990386	OTC - Canada Central	Schedule 1.1(b) Employee
Canada	998863	Maj	Stephen	CA-MISSISSAUGA NORTH		ADC-ASH DIST	DISTRICT MANAGER II	DIST SALES CHEM OV/NE CENTRAL CANADA	700081	CA D Cntl Chem-Sell
Canada	998884	Carreiro	Jimmy	CA-MISSISSAUGA SOUTH		ASCW-WHSE	Material Handler	SC PTD LOG CANADA MISSISSAUGA SO DAY	700056	CA D Miss S-Whse
USA	998900	COBB	DAVID	US-CA-SANTA ANA		ADC-ASH DIST	MANAGER SALES II	DIST SALES PLASTICS WEST LA	701356	DM US PLAS W COAST
Current Inactive Employees

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) “European Employees”	Personnel Subarea	Position	Organizational Unit	Cost Center as of 1-12-11	CC TEXT as of 1-12-11	Schedule 1.1(b) “Employees”	COMMENTS
USA	19208	Hardison	Michael E	US-TN-NASHVILLE (SC)		ASCW-WHSE	DRIVER MATERIAL HANDLER	SC PTD LOG SE NASHVILLE	700290	US D Nashville Del E		LTD 11/2/2010
USA	20073	Frattini	John	US-CA-NON FACILITY		ADC-ASH DIST	MANAGER SALES II	DIST SALES CHEM MW N CALIFORNIA	701355	US DM CHEM N AMERICA		FMLA
USA	41338	Carl	Paul	US-MI-WARREN		ASCW-WHSE	MATERIAL HANDLER	SC PTD NORTH WARREN	700410	US D Warren Warehouse Exp		LTD 8/20/2009
USA	52259	MENGER	WILLIAM C	US-NY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES COMPOSITES NE	701323	DM US COMP NE		FMLA
USA	52551	Dingus	Larry W	US-TN-KNOXVILLE		ASCW-WHSE	Warehouse Lead	US-TN-KNOXVILLE	991738	Corporate Fallout		LTD 3/23/2009
USA	53041	Pickering	David	US-MA-NON FACILITY		ADC-ASH DIST	SALES ACCOUNT MANAGER	SALES	701319	DM US CHEM New England		LTD 6/30/2009
USA	59663	Bingham	Jay D	US-UT-CLEARFIELD		ASCW-WHSE	Material Handler II	US-UT-CLEARFIELD	997138	Corporate Fallout		LTD 1/8/2011
USA	65626	MARTIN	JOHN T	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	US-KS-KANSAS CITY (SC)	700521	USD KC Spkr/Rd Whse		LTD 1/29/2010
USA	239685	PREHARA	TODD M	US-GA-DORAVILLE		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG SE DORAVILLE	700227	US D Atlanta Whse Ex		LOA
USA	256969	Massaro	Robert F	US-NJ-CARTERET		ASCW-WHSE	TANK TRUCK DRIVER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E		LTD 5/25/2010
USA	280501	SHOUP	RAYMOND C	US-IN-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER III	DIST SALES COMPOSITES UPPER MW	701346	DM US COMP UPPER MW		FMLA
USA	296158	SHIELDS	JESSICA L	US-OH-NON-FACILITY LOCATION		ADC-ASH DIST	MANAGER SALES I	DIST SALES CHEM MW/W WILLOW SPRINGS	701340	DM US CHEMI IL		FMLA
USA	303854	STATON	BETH A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC PLS/CP PLAS MW1	992726	AD Cust Svc-Plastics	“Employee”	FMLA
USA	306972	BUJTAS	GWENN A	US-KY-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES PLASTICS EAST INDIANAPOLIS	701336	DM US PLAS MIDWEST		FMLA
Canada	312354	Bishop	Alison	CA-MISSISSAUGA WEST		ADC-ASH DIST	PROCUREMENT ASSISTANT SENIOR	DIST GLBL SRCG BUS SUP PRCH CMP CANADA	701258	CA D Reg Purchasing		SICK LEAVE OVER 1 YR.

Country	Personnel No.	Last Name	First Name	Personnel Area	Schedule 7.5(b) European Employees	Personnel Subarea	Position	Organizational Unit	COST CENTER AS OF 3-15-11	COST CENTER TEXT AS OF 3-15-11	Schedule 1.1(b) “Employees”	COMMENT
USA	325744	PETERS	DENNIS L	US-KS-KANSAS CITY (SC)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG MW KANSAS CITY	700521	US D KC SpkrRd Whse		FMLA
USA	328543	TRAN BERNSTEIN	LISA	US-CA-NON-FACILITY LOCATION		ADC-ASH DIST	SALES ACCOUNT MANAGER IV	DIST SALES CHEM MW/W S CALIFORNIA	701354	DM US CHEM SCA-PC/AZ		FMLA
USA	336810	DAVIS	GREGORY S	US-CA-CARSON		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG WEST CARSON	700607	US D Carson Whse Exp		MILITARY LEAVE UNTIL 1/2012
USA	337113	Malave	Charles J	US-NJ-CARTERET		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST CARTERET	700110	US D Carteret Whse E		FMLA
USA	346297	FESSLER	REBECCA	US-OH-DUBLIN-DS		ADC-ASH DIST	PROPOSAL ANALYST I	DIST SALES CHEM CORP ACCTS BUS DEV CS1	700691	USD Corp Acct Chem W		FMLA
USA	346744	JASTER	AMANDA	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE II	SC OTC NA DUBLIN DC ENV SVCS WEST/SW	992728	AD Cust Svc-ES	“Employee”	FMLA
USA	355490	WILCOX	VICKIE L	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CREDIT REPRESENTATIVE II	SC OTC CREDIT DISTRIBUTION CHEM	992040	ADC Credit West	“Employee”	FMLA
USA	355616	Cox	Lloyd	US-TN-MEMPHIS		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG SE MEMPHIS	700282	US D Memphis Del Exp		LTD 8/12/2009
USA	356739	ROBERTS	PAULA A	US-OH-DUBLIN-DS		ASC-ASH SUP CHN	CUSTOMER SERVICE REPRESENTATIVE I	SC OTC NA DUBLIN DC CHEM CORP ACCTS	992725	AD Cust Svc-Chem	“Employee”	FMLA
USA	361966	BAKER	CHARLES M	US-TN-MEMPHIS (SC)		ASCW-WHSE	FACILITY SUPERVISOR II	US-TN-MEMPHIS (SC)	991738	Corporate Fallout		LTD 5/21/2010
USA	362415	BECK	JOHN	US-OH-DUBLIN-DS		ADC-ASH DIST	PROCUREMENT ASSISTANT B	DIST GLBL SRCG BUS SUP PRCH PLAS ORDER	701263	US D Plastic Purch		MILITARY LEAVE UNTIL 1/2012
Canada	363461	Williams	Robert	CA-MISSISSAUGA NORTH		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG CANADA	701405	CA D Miss KTN		LTD
Canada	363537	Rapp	Stephanie	CA-EDMONTON-NON FACILITY		ADC-ASH DIST	SALES ACCOUNT MANAGER II	DIST SALES CHEM WEST CANADA	700052	CA D WEST SELLING		MATERNITY LEAVE
USA	366408	Livingston	Charles O	US-OH-TWINSBURG (SC-1842)		ASCW-WHSE	DRIVER/MATERIAL HANDLER	SC PTD LOG OV TWINSBURG	700418	US D Twins.-Ent. Whs		LTD 12/3/2010
USA	401948	Wilson	Bryan M	US-SC-BLYTHEWOOD		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG IRM BOSE BLYTHEWOOD	701273	IRM - BOSE COLUMBIA		LOA 12/1/2010
USA	403305	Friedman	Scott W	US-MA-TEWKSBURY		ASCW-WHSE	MATERIAL HANDLER	SC PTD LOG EAST TEWKSBURY	700149	US D Tewksbury Whse		MLOA

Schedule 7.5(b)

European Employees

Please see relevant European data points in Exhibit A to Schedule 7.5(a).

In addition to Employees primarily based in the European Union, transfer of employment rules also apply with respect to Employees in the Canadian Province of Quebec.

Schedule 7.5(d)

Changes to Seller Benefit Plans

Ashland and the Asset Selling Corporations amended the Seller Benefit Plans effective January 1, 2011. Proceeding below is a summary of such changes. Such summary is a general description for information purposes only and is qualified in its entirety by information provided by Ashland to Buyer in the diligence process.

Retirement Plan Changes

For Grandfathered Participants (10 or more years of service on July 1, 2003)

Pension Benefits

Pension benefits to grandfathered participants will continue under the current plan according to the current formula, except for an adjustment to the “final average compensation” (“FAC”) used in the formula:

•

During 2011, FAC will transition from using each Employee’s highest 36 months of pay to each Employee’s highest 48 months of pay. This means that each month each such Employee’s FAC will increase by one month. For example, if an Employee is to retire July 1, 2011, such Employee’s FAC will be based on his highest 42 months of pay (36 months + 6 months).

•	During 2016, FAC will transition from the highest 48 months of pay to the highest 60 months of pay. Each month, the FAC will increase by one month.

Employee Savings Plan Benefits

Ashland will provide two types of company contributions:

•	Ashland will provide matching contributions of $1 for each $1 contributed up to 4% of compensation.

•	Ashland will provide new company performance contributions with a target of 2% of pay.

For Non-Grandfathered Participants (less than 10 years of service on July 1, 2003 or hired after June 30, 2003)

Pension Plan - Retirement Growth Account Formula

•	Employees will stop earning contribution credits and transition credits.

•	Employees will continue to earn interest credits as long as such Employees have a balance in the account. Vested account balances may be paid when Employees leave the company, subject to plan rules.

Employee Savings Plan

The amended Employee Savings Plan will feature four types of company contributions:

•	New base contribution:

•	1.5% of pay for Employees with 1 to 10 years of service.

•	3% of pay for Employees with 11 to 20 years of service.

•	4.5% of pay for Employees with 21 or more years of service.

Ashland will make base contributions to all eligible employees each year, sothey will receive a contribution based on service credit regardless of Ashland’s performance.

•	Ashland will make new transition contributions for Employees 40 years of age or older on January 1, 2011, with a contribution percentage based on such Employee’s age as of that date:

•	2% of pay for Employees age 40 to 44.

•	3% of pay for Employees age 45 to 49.

•	4% of pay for Employees age 50 to 54.

•	5% of pay for Employees age 55 or over.

For those Employees that are eligible, transition contribution percentages are fixed based on such Employee’s age on January 1, 2011 and will not change in the future.

•	Ashland will provide matching contributions of $1 for each $1 contributed up to 4% of pay.

•	Ashland will provide new company performance contributions with a target of 2% of pay.

Medical Coverage

•	Ashland will provide a single high-deductible medical option with low employee contributions each pay period.

•	Ashland will provide opportunity to earn added incentives from Ashland through healthy activities and measurements, in addition to a personal health assessment and remaining tobacco-free.

Dental Coverage

•	Ashland will update some plan features such as benefit maximums, deductibles, and coinsurance amounts.

Sick Pay and Disability

Coverage Sick pay

•	Employees may accrue 10 work days at 100% and 10 work days at 60% per year and a maximum sick pay benefit will depend on years of service.

Long-term disability (“LTD”)

•	Ashland will provide a new company-paid basic LTD with the option to purchase supplemental coverage.

Life Insurance

•	Ashland will provide new coverage levels and optional coverage choices, including spouse life and child life.

Vacation and Holidays

•	Ashland will provide the opportunity to buy or sell up to five days per year.

•	Ashland will provide one additional floating holiday.

Pet Insurance

•	Comprehensive coverage - from routine care to unexpected illnesses and accidents.

Tuition Reimbursement Reinstated

•	Partial reimbursement for job related undergraduate and graduate coursework for eligible Employees.

Schedule 7.5(f)

Severance Obligations

1.	Letter Agreement between Robert M. Craycraft and Ashland Inc., dated July 29, 2010

2.	Letter Agreement between Brian Brockson and Ashland Inc., dated August 31, 2010

3.	Letter Agreement between Michael J. Smith and Ashland Inc., dated August 31, 2010

4.	Letter Agreement between Michael E. Gilbert and Ashland Inc., dated August 31, 2010

5.	Letter Agreement between Dale E. Leachman and Ashland Inc., dated August 31, 2010

Schedule 7.5(q)

Transferred Non-U.S. Ashland Pension Plans

Defined Benefit Pension Plans in Germany, France and Belgium.

Schedule 7.7

Permitted Acquisitions

PolyOne

Schedule 7.11(a)-i

Credit Support Obligations (other than for Retained Remediation Liabilities)

Surety Bond (#014027100) in the amount of $10,000 named obligee of Pennsylvania Turnpike.

Surety Bond (#014027179) in the amount of $50,000 named obligee of Commonwealth of Puerto Rico.

Surety Bond (#014026864) in the amount of $1,500 named obligee of ITR Concession Company LLC.

Surety bond (#014027151) for the State of Maryland in the amount of $50,000 for Haulers Certificate bond hazardous waste.

Surety bond (#014027116) for the Commonwealth of Massachusetts in the amount of $10,000 for Licensed Hazardous Waste Transporter.

Surety Bond (#014041061) for US Department of Treasury for Distilled Spirits Bond in the amount of $1,250,000.

Surety Bond (#014041062) for US Department of Treasury for Distilled Spirits Bond in the amount of $1,250,000.

Surety Bond (#014027096) in the amount of $10,000 named obligee of Pennsylvania Turnpike Commission.

Surety Bond (#014027169) in the amount of $6,000 named obligee of Puerto Rico Electric Power Authority.

Surety Bond (#014027081) in the amount of $1,000 named obligee of Massachusetts Turnpike Authority.

Surety Bond (#014027098) in the amount of $10,000 named obligee of Ohio Turnpike Commission.

Surety Bond (#014027108) in the amount of $1,500 named obligee Indiana Department of Transportation, Toll Road Division.

Surety Bond (#014027132) in the amount of $2,000 named obligee New Jersey Turnpike. Surety Bond (#014027136) in the amount of $2,000 named obligee New Jersey Turnpike.

Surety Bond (#014027152) in the amount of $1,000 named obligee Massachusetts Turnpike Authority.

Surety Bond (#014027166) in the amount of $3,000 named obligee Pennsylvania Turnpike Commission.

Surety Bond (#014029116) in the amount of $7,500 named obligee New Jersey Turnpike.

Surety Bond (#014037239) in the amount of $30,000 named obligee Illinois Department of Insurance.

Surety Bond (#K08348467) for Pennsylvania Dept. of Environmental Protection— Financial assurance obligation for closure of a hazardous waste storage facility in the amount of $135,000.

Parent Guaranty to Borealis AG in the amount of EUR 35,000,000.

Parent Guaranty to Sasol Chemical Industries Limited in the amount of EUR 20,000,000. Parent Guaranty to Hellenic Petroleum S.A. in the amount of EUR 1,800,000.

Parent Guaranty to Braskem SA in the amount of EUR 6,000,000.

Parent Guaranty to DSM Engineering Plastics Europe BV in the amount of EUR 7,250,000.

Parent Guaranty to Sumitomo Chemical Europe SA/NV in the amount of EUR 1,000,000.

Parent Guaranty to Mitsubishi International Gmbh in the amount of EUR 2,000,000. Parent Guaranty to Sabic UK Limited in the amount of GBP 5,000,000.

Parent Guaranty to Quattor Quimica S/A in the amount of EUR 2,500,000. Parent Guaranty to Quattor Petroquimica S/A in the amount of EUR 2,000,000. Parent Guaranty to Rio Polimeors S/A in the amount of EUR 500,000.

Parent Guaranty to Polyamide Polska sp. zo.o in the amount of EUR 5,000,000.

Letter of Credit (#68034158) in the amount of $102,384 for the benefit of Pennsylvania Department of Environmental Protection.

Schedule 7.11(a)-ii

Credit Support Obligations for Retained Remediation Liabilities

Letter of Credit (#18111934-00-000) in the amount of $381,391.60 for the benefit ofSolvents Recovery Services of New England.

Letter of Credit (#68045727) in the amount of $555,138 for the benefit of theUS Environmental Protection Agency.

Surety bond (#K08348479) for Kentucky Transportation Encroachment Permit—Replacement of a monitoring well in the amount of $1,000.

Surety bond (#K08348649) for Metropolitan Water Reclamation District of Chicago—Performance bond to install, monitor, repair and remove monitoring wells in the amountof $5,000.

Surety bond (#014041059) for City of Jackson, Mississippi—Drilling a temporarygroundwater monitoring well and conducting groundwater investigation in the amount of$100,000.

Surety bond (#K08419486) for EPA Region 5 Main Office—Financial assuranceobligation Chemical Recovery Services Site, Elyria, Ohio in the amount of $168,289.

Surety bond (#014041063) for Michigan Dept. of Natural resources—Installation of threemonitoring wells in east ROW of 4th St. at Chemical in the amount of $5,000.

Surety bond (#014041064) for City of Niles, Michigan—Installation of three monitoringwells in east ROW of 4th St. at Chemical in amount of $1,000.

Schedule 7.13

Conduct of Business Exceptions

Ashland and the Asset Selling Corporations will amend several of the Seller Benefit Plans, effective January 1, 2011, as described in Section 7.5(d) herein.

Ashland and the Asset Selling Corporations may grant retention bonuses or enter into retention agreements or arrangements with certain of the Employees in their discretion, for which Ashland will be solely liable.

Ashland or the Asset Selling Corporations may make annual payouts of variable compensation pursuant to the incentive compensation plans of Ashland and the Asset Selling Corporations, which would result in the increase of the benefit “base-level” for participating employees. As a result, Seller Benefit Plans that provide benefits to Employees in amounts according to the benefit base-level would likewise increase entitlements thereunder.

Ashland and the Asset Selling Corporations may make annual merit increases in base salary that would normally occur in April of each year in the ordinary course of business in March 2011.

Ashland has entered into the following Extension Agreements with respect to certain Union Contracts that had expired prior to Closing:

1.	Extension Agreement between Ashland Distribution Company and United SteelPaper and Forestry, Rubber Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local 397, dated March 4, 2011.

2.	Extension Agreement between Ashland Distribution Company and InternationalBrotherhood of Teamsters, Local 781, dated February 28, 2011.

3.	Extension Agreement between Ashland Distribution Company and InternationalBrotherhood of Teamsters, Local 89, dated March 10, 2011.

Schedule 7.16

Foreign Jurisdictions

Canada

China

Denmark

Finland

France

Germany

Ireland

Italy

Mexico

The Netherlands

Norway

Poland

Portugal

U.S.A. Territory: Puerto Rico

Russia

Singapore

Spain

Sweden

United Kingdom